This is filed pursuant to Rule 497(c).
File Nos. 33-18647 and 811-05398.

[LOGO OF ALLIANCE CAPITAL APPEARS HERE]
                                                     ALLIANCE VARIABLE PRODUCTS
                                                     SERIES FUND, INC.

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P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520
TOLL FREE (800) 221-5672
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Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end se-
ries investment company designed to fund variable annuity contracts and vari-able life insurance policies to be offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described be-low which have differing investment objectives and policies.

-------------------------------------------------------------------------------
              A DIVERSIFIED SELECTION OF INVESTMENT ALTERNATIVES
-------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO -- seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities. An investment in the Money Market Portfolio is nei-ther insured nor guaranteed by the U.S. Government. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share, although it expects to do so.
PREMIER GROWTH PORTFOLIO -- seeks growth of capital rather than current in-come. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be inciden-tal to the objective of capital growth. The Portfolio is not intended for in-vestors whose principal objective is assured income or preservation of capi-tal.
GROWTH AND INCOME PORTFOLIO -- seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through invest-ments primarily in dividend-paying common stocks of good quality.
U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO -- seeks a high level of cur-rent income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities and other high grade debt securi-ties.
HIGH-YIELD PORTFOLIO -- seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities. As a secondary objective, this Portfolio seeks capital ap-preciation where consistent with its primary objective. Many of the high-yielding securities in which the High-Yield Portfolio invests are rated in the lower rating categories (i.e., below investment grade) by the nationally rec-ognized rating services. These securities, which are often referred to as "junk bonds," are subject to greater risk of loss of principal and interest than higher rated securities and are considered to be predominantly specula-tive with respect to the issuer's capacity to pay interest and repay princi-pal.
TOTAL RETURN PORTFOLIO -- seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified port-folio of common and preferred stocks, senior corporate debt securities, and U.S. Government and agency obligations, bonds and senior debt securities. INTERNATIONAL PORTFOLIO -- seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad port-folio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests out-side the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.
SHORT-TERM MULTI-MARKET PORTFOLIO -- seeks the highest level of current in-come, consistent with what the Fund's Adviser considers to be prudent invest-ment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.
GLOBAL BOND PORTFOLIO -- seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.
(R) :This is a registered mark used under license from the owner, Alliance Capital Management L.P.

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          PROSPECTUS/May 1, 1997
 Investors are advised to carefully read this Prospectus and to retain it for future reference.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO -- seeks the highest level of cur-rent income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities de-nominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar.
GLOBAL DOLLAR GOVERNMENT PORTFOLIO -- seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominately speculative as regards the issuer's capac-ity to pay interest and repay principal.
UTILITY INCOME PORTFOLIO -- seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the "utilities industry." The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical perfor-mance of securities of utilities companies. The utilities industry consists of companies engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communica-tions equipment and services, and in the provision of other utility or utili-ty-related goods and services.
CONSERVATIVE INVESTORS PORTFOLIO -- seeks the highest total return without, in the view of the Fund's Adviser, undue risk to principal by investing in a di-versified mix of publicly traded equity and fixed-income securities.
GROWTH INVESTORS PORTFOLIO -- seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a di-versified mix of publicly traded equity and fixed-income securities.
GROWTH PORTFOLIO -- seeks long-term growth of capital by investing primarily in common stocks and other equity securities.
WORLDWIDE PRIVATIZATION PORTFOLIO -- seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are un-dergoing, or have undergone, privatization. The balance of the Portfolio's in-vestment portfolio will include equity securities of companies that are be-lieved by the Fund's Adviser to be beneficiaries of the privatization process. TECHNOLOGY PORTFOLIO -- seeks growth of capital through investment in compa-nies expected to benefit from advances in technology. The Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.
QUASAR PORTFOLIO -- seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests principally in a diversified portfolio of eq-uity Securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.
REAL ESTATE INVESTMENT PORTFOLIO -- seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or re-lated to the real estate industry.

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                             PURCHASE INFORMATION
-------------------------------------------------------------------------------
The Fund will offer and sell its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity con-tracts and variable life insurance policies. Sales will be made without sales charge at each Portfolio's per share net asset value. Further information can be obtained from Alliance Fund Services, Inc. at the address or telephone num-ber shown above.
An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board or any other agency.

-------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION
-------------------------------------------------------------------------------
This Prospectus sets forth concisely the information which a prospective in-vestor should know about the Fund and each of the Portfolios before applying for certain variable annuity contracts and variable life insurance policies offered by participating insurance companies. It should be read in conjunction with the Prospectus of the separate account of the specific insurance product which accompanies this Prospectus. A "Statement of Additional Information" dated May 1, 1997, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the address or telephone number shown above.

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                              EXPENSE INFORMATION
-------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee. Shareholder transaction expenses shown are net of expense reimbursement.

                                                             U.S.
                                                 GROWTH   GOVERNMENT/
                              MONEY    PREMIER     AND    HIGH GRADE    HIGH       TOTAL
                             MARKET    GROWTH    INCOME   SECURITIES    YIELD     RETURN
                            PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO  PORTFOLIO* PORTFOLIO
                            --------- --------- --------- ----------- ---------- ---------
  ANNUAL PORTFOLIO
   OPERATING EXPENSES
   (AS A PERCENTAGE OF
   AVERAGE NET ASSETS)
   Management Fees........     .50%      .72%      .63%       .54%         0%       .46%
   Other Expenses.........     .19%      .23%      .19%       .38%       .95%       .49%
                               ---       ---       ---        ---        ---        ---
   Total Portfolio
    Operating Expenses....     .69%      .95%      .82%       .92%       .95%       .95%
                               ===       ===       ===        ===        ===        ===

--------

* Estimated.

                                       SHORT-               NORTH
                                        TERM               AMERICAN              GLOBAL
                             INTER-    MULTI-    GLOBAL   GOVERNMENT  UTILITY     DOLLAR   CONSERVATIVE
                            NATIONAL   MARKET     BOND      INCOME     INCOME   GOVERNMENT  INVESTORS
                            PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO  PORTFOLIO PORTFOLIO   PORTFOLIO
                            --------- --------- --------- ----------- --------- ---------- ------------
  ANNUAL PORTFOLIO
   OPERATING EXPENSES
   (AS A PERCENTAGE OF
   AVERAGE NET ASSETS)
   Management Fees........     .04%        0%      .44%       .19%       .19%        0%        .30%
   Other Expenses.........     .91%      .95%      .50%       .76%       .76%      .95%        .65%
                               ---       ---       ---        ---        ---       ---         ---
   Total Portfolio
    Operating Expenses....     .95%      .95%      .94%       .95%       .95%      .95%        .95%
                               ===       ===       ===        ===        ===       ===         ===

                             GROWTH               WORLDWIDE                            REAL ESTATE
                            INVESTORS  GROWTH   PRIVATIZATION TECHNOLOGY    QUASAR     INVESTMENT
                            PORTFOLIO PORTFOLIO   PORTFOLIO   PORTFOLIO** PORTFOLIO** PORTFOLIO(1)**
                            --------- --------- ------------- ----------- ----------- --------------
  ANNUAL PORTFOLIO
   OPERATING EXPENSES
   (AS A PERCENTAGE OF
   AVERAGE NET ASSETS)
   Management Fees........       0%      .74%        .10%         .33%          0%           0%
   Other Expenses.........     .95%      .19%        .85%         .62%        .95%         .95%
                               ---       ---         ---          ---         ---          ---
   Total Portfolio
    Operating Expenses....     .95%      .93%        .95%         .95%        .95%         .95%
                               ===       ===         ===          ===         ===          ===

--------

** Annualized.

(1) Inception (1/9/97) through 3/31/97.

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period).

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Money Market Portfolio.........................  $ 7     $22     $38     $ 86
Premier Growth Portfolio.......................  $10     $30     $53     $117
Growth and Income Portfolio....................  $ 8     $26     $46     $101
U.S. Government/High Grade Securities Portfo-
 lio...........................................  $ 9     $29     $51     $113
High Yield Portfolio...........................  $10     $30     $53     $117
Total Return Portfolio.........................  $10     $30     $53     $117
International Portfolio........................  $10     $30     $53     $117
Short-Term Multi-Market Portfolio..............  $10     $30     $53     $117
Global Bond Portfolio..........................  $ 9     $30     $52     $115
North American Government Income Portfolio.....  $10     $30     $53     $117
Utility Income Portfolio.......................  $10     $30     $53     $117
Global Dollar Government Portfolio.............  $10     $30     $53     $117
Conservative Investors Portfolio...............  $10     $30     $53     $117
Growth Investors Portfolio.....................  $10     $30     $53     $117
Growth Portfolio...............................  $10     $30     $51     $114
Worldwide Privatization Portfolio..............  $10     $30     $53     $117
Technology Portfolio...........................  $10     $30     $53     $117
Quasar Portfolio...............................  $10     $30     $53     $117
Real Estate Investment Portfolio...............  $10     $30     $53     $117

  The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. "Other Expenses" for the High Yield Portfolio are based on es-timated amounts for such Portfolio's current fiscal year. Expense Information for the Money Market Portfolio, Premier Growth Portfolio, U.S. Government/High Grade Securities Portfolio, Total Return Portfolio, International Portfolio, Growth and Income Portfolio, Short-Term Multi-Market Portfolio and Global Bond Portfolio have been restated to reflect current fees. The expenses listed in the table for the Money Market Portfolio, Premier Growth Portfolio, Growth and Income Portfolio, U.S. Government/High Grade Securities Portfolio, High Yield Portfolio, Total Return Portfolio, International Portfolio, Short-Term Multi-Market Portfolio, Global Bond Portfolio, North American Government Income Port-folio, Global Dollar Government Portfolio, Utility Income Portfolio, Conserva-tive Investors Portfolio, Growth Investors Portfolio, Growth Portfolio, World-wide Privatization Portfolio, Technology Portfolio, Quasar Portfolio and Real Estate Investment Portfolio are net of voluntary expense reimbursements, which are not required to be continued indefinitely; however, the Adviser intends to continue such reimbursements for the foreseeable future. The expenses of the following Portfolios, before expense reimbursements, would be: Money Market
Portfolio: Management Fees -- .50%, Other Expenses -- .19% and Total Portfolio Operating Expenses -- .69%; Premier Growth Portfolio: Management Fees -- 1.00%, Other Expenses -- .23% and Total Portfolio Operating Expenses -- 1.23%; Growth and Income Portfolio: Management Fees -- .63%, Other Expenses -- .19% and Total Portfolio Operating Expenses -- .82%; U.S. Government/High Grade Securities
Portfolio: Management Fees -- .60%, Other Expenses -- .38% and Total Portfolio Operating Expenses -- .98%; Total Return Portfolio: Management Fees -- .63%, Other Expenses -- .49% and Total Portfolio Operating Expenses -- 1.12%; Inter-national Portfolio: Management Fees -- 1.00%, Other Expenses -- .91% and Total Portfolio Operating Expenses -- 1.91%; Short-Term Multi-Market Portfolio: Man-agement Fees -- .55%, Other Expenses -- 1.54% and Total Portfolio Operating Ex-penses -- 2.09%; Global Bond Portfolio: Management Fees -- .65%, Other Ex-penses -- .50% and Total Portfolio Operating Expenses -- 1.15%; North American Government Income Portfolio: Management Fees -- .65%, Other Expenses -- .76% and Total Portfolio Operating Expenses -- 1.41%; Global Dollar Government Port-folio: Management Fees -- .75%, Other Expenses -- 1.22% and Total Portfolio Op-erating Expenses -- 1.97%; Utility Income Portfolio: Management Fees -- .75%, Other Expenses -- .76% and Total Portfolio Operating Expenses -- 1.51%; World-wide Privatization Portfolio: Management Fee -- 1.00%, Other Expenses -- .85% and Total Portfolio Operating Expenses -- 1.85%; Conservative Investors Portfo-lio: Management Fees -- .75%, Other Expenses -- .65% and Total Portfolio Oper-ating Expense --1.40%; Growth Investors Portfolio: Management Fees -- .75%, Other Expenses -- 1.10% and Total Portfolio Operating Expenses -- 1.85%; Growth
Portfolio: Management Fees --.75%, Other Expenses -- .18% and Total Portfolio Operating Expenses -- .93%. The estimated expenses of the Technology Portfolio before expense reimbursements would be: Management Fees -- 1.00%, Other Ex-penses -- .62% and Total Operating Expenses -- 1.62%. The estimated expenses of the Quasar Portfolio before expense reimbursements would be: Management Fees --
 1.00%, Other Expenses -- 3.44% and Total Operating Expenses -- 4.44%. The es-timated expenses of the Real Estate Investment Portfolio before expense reim-bursement would be: Management Fees -- .90%, Other Expenses -- 5.10% and Total Operating Expenses -- 6.00%. The example should not be considered representa-tive of future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  The following information as to net asset value, ratios and certain supple-mental data for each of the periods shown below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon (referring to Financial Highlights) appears in the Statement of Additional In-formation. The following information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Information has not been included in the following "Financial Highlights" tables for the High-Yield Portfolio because the High Yield Portfo-lio has not yet begun operations. Once these Portfolios have been in operation for all or a portion of the Fund's fiscal year, the required information will be set forth for the Portfolios in a "Financial Highlights" table. Further in-formation about the Fund's performance is contained in the Fund's annual re-port, which is available without charge upon request.

                                      PREMIER GROWTH PORTFOLIO
                          -------------------------------------------------------------
                              YEAR ENDED DECEMBER 31,                 JUNE 26, 1992(A)
                          ----------------------------------------           TO
                           1996       1995       1994       1993      DECEMBER 31, 1992
                          -------    -------    -------    -------    -----------------
Net asset value, begin-
 ning of period.........  $ 17.80    $ 12.37    $ 12.79    $ 11.38         $10.00
                          -------    -------    -------    -------         ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(b).............      .08(c)     .09(c)     .03(c)     -0-(c)         .06(c)
 Net realized and
  unrealized gain (loss)
  on investments........     3.29       5.44       (.41)      1.43           1.32
                          -------    -------    -------    -------         ------
 Net increase (decrease)
  in net asset value
  from operations.......     3.37       5.53       (.38)      1.43           1.38
                          -------    -------    -------    -------         ------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.......     (.10)      (.03)      (.01)      (.01)           -0-
 Distributions from net
  realized gains........    (5.37)      (.07)      (.03)      (.01)           -0-
                          -------    -------    -------    -------         ------
 Total dividends and
  distributions.........    (5.47)      (.10)      (.04)      (.02)           -0-
                          -------    -------    -------    -------         ------
 Net asset value, end of
  period................  $ 15.70    $ 17.80    $ 12.37    $ 12.79         $11.38
                          =======    =======    =======    =======         ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)..............    22.70%     44.85%     (2.96)%    12.63%         13.80%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of pe-
  riod (000's omitted)..  $96,434    $29,278    $37,669    $13,659         $3,760
 Ratio to average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................      .95%       .95%       .95%      1.18%           .95%(e)
 Expenses, before waiv-
  ers and reimburse-
  ments.................     1.23%      1.19%      1.40%      2.05%          4.20%(e)
 Net investment income..      .52%       .55%       .42%       .22%           .96%(e)
 Portfolio turnover
  rate..................       32%        97%        38%        42%            14%
 Average commission rate
  paid(f)                  $.0609        -0-        -0-        -0-            -0-

                                           GLOBAL BOND PORTFOLIO
                               ------------------------------------------------
                                          YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                1996       1995       1994      1993      1992
                               -------    -------    ------    ------    ------
Net asset value, beginning of
 period......................  $ 12.15    $  9.82    $11.33    $11.24    $11.10
                               -------    -------    ------    ------    ------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net investment income(b)....      .67(c)     .69(c)    .57(c)    .77(c)    .64
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions...............      .01       1.73     (1.16)      .43      (.13)
                               -------    -------    ------    ------    ------
 Net increase (decrease) in
  net asset value from opera-
  tions......................      .68       2.42      (.59)     1.20       .51
                               -------    -------    ------    ------    ------
LESS: DIVIDENDS AND DISTRIBU-
 TIONS
 Dividends from net invest-
  ment income................     (.84)      (.09)     (.62)     (.85)     (.28)
 Distributions from net
  realized gains.............     (.25)       -0-      (.30)     (.26)     (.09)
                               -------    -------    ------    ------    ------
 Total dividends and distri-
  butions....................    (1.09)      (.09)     (.92)    (1.11)     (.37)
                               -------    -------    ------    ------    ------
 Net asset value, end of pe-
  riod.......................  $ 11.74    $ 12.15    $ 9.82    $11.33    $11.24
                               =======    =======    ======    ======    ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)...................     6.21%     24.73%    (5.16)%   11.15%     4.87%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
  (000's omitted)............  $18,117    $11,553    $7,298    $6,748    $5,876
 Ratio to average net assets
  of:
 Expenses, net of waivers and
  reimbursements.............      .94%       .95%      .95%     1.50%     1.50%
 Expenses, before waivers and
  reimbursements.............     1.15%      1.77%     2.05%     1.50%     1.97%
 Net investment income.......     5.76%      6.22%     6.01%     4.85%     5.85%
 Portfolio turnover rate.....      191%       262%      102%      125%       78%

-------
(a) Commencement of operations.

(b) Net of expenses reimbursed or waived by the investment adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

--------------------------------------------------------------------------------
                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                       GROWTH AND INCOME PORTFOLIO
                          ----------------------------------------------------
                                         YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------
                            1996       1995       1994        1993       1992
                          --------    -------    -------     -------    ------
Net asset value, begin-
 ning of period.........  $  15.79    $ 11.85    $ 12.18     $ 10.99    $10.35
                          --------    -------    -------     -------    ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(b).............       .24(c)     .27(c)     .10 (c)     .01(c)    .10(c)
 Net realized and
  unrealized gain (loss)
  on investments........      3.18       3.94       (.16)       1.27       .71
                          --------    -------    -------     -------    ------
 Net increase (decrease)
  in net asset value
  from operations.......      3.42       4.21       (.06)       1.28       .81
                          --------    -------    -------     -------    ------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.......      (.25)      (.13)      (.10)       (.06)     (.17)
 Distributions from net
  realized gains........     (2.56)      (.14)      (.17)       (.03)      -0-
                          --------    -------    -------     -------    ------
 Total dividends and
  distributions.........     (2.81)      (.27)      (.27)       (.09)     (.17)
                          --------    -------    -------     -------    ------
 Net asset value, end of
  period................  $  16.40    $ 15.79    $ 11.85     $ 12.18    $10.99
                          ========    =======    =======     =======    ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)..............     24.09%     35.76%      (.35)%     11.69%     7.92%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of pe-
  riod (000's omitted)..  $126,729    $41,993    $41,702     $22,756    $7,803
 Ratio to average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................       .82%       .79%       .90%       1.18%      .99%
 Expenses, before waiv-
  ers and reimburse-
  ments.................       .82%       .79%       .91%       1.28%     2.09%
 Net investment income..      1.58%      1.95%      1.71%       1.76%     2.42%
 Portfolio turnover
  rate..................        87%       150%        95%         69%       49%
 Average commission rate
  paid(f)                   $.0602        -0-        -0-         -0-       -0-

                                    SHORT-TERM MULTI-MARKET PORTFOLIO
                            -------------------------------------------------
                                         YEAR ENDED DECEMBER 31,
                            -------------------------------------------------
                             1996      1995      1994       1993       1992
                            ------    ------    -------    -------    -------
Net asset value, beginning
 of period................  $10.58    $ 9.91    $ 11.07    $ 10.77    $ 10.68
                            ------    ------    -------    -------    -------
INCOME FROM INVESTMENT OP-
 ERATIONS
 Net investment income(b).     .64(c)    .82(c)     .47(c)     .28(c)     .63(c)
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions............     .33      (.15)     (1.16)       .43       (.54)
                            ------    ------    -------    -------    -------
 Net increase (decrease)
  in net asset value from
  operations..............     .97       .67       (.69)       .71        .09
                            ------    ------    -------    -------    -------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.........    (.82)      -0-       (.46)      (.41)       -0-
 Return of capital........     -0-       -0-       (.01)       -0-        -0-
                            ------    ------    -------    -------    -------
 Total dividends and dis-
  tributions..............    (.82)      -0-       (.47)      (.41)       -0-
                            ------    ------    -------    -------    -------
 Net asset value, end of
  period..................  $10.73    $10.58    $  9.91    $ 11.07    $ 10.77
                            ======    ======    =======    =======    =======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)................    9.57%     6.76%     (6.51)%     6.62%       .84%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
  (000's omitted).........  $7,112    $3,152    $20,921    $23,560    $14,841
 Ratio to average net as-
  sets of:
 Expenses, net of waivers
  and reimbursements......     .95%      .95%       .94%      1.17%       .99%
 Expenses, before waivers
  and reimbursements......    2.09%     1.30%       .99%      1.24%      1.66%
 Net investment income....    6.03%     8.22%      6.52%      6.39%      7.18%
 Portfolio turnover rate..     159%      379%       134%       210%       153%

-------
(a) Commencement of operations.

(b) Net of expenses reimbursed by the investment adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                   U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                          ---------------------------------------------------------------
                                 YEAR ENDED DECEMBER 31,              SEPTEMBER 17, 1992(A)
                          --------------------------------------             TO
                           1996       1995       1994      1993       DECEMBER 31, 1992
                          -------    -------    ------    ------    ---------------------
Net asset value, begin-
 ning of period.........   $11.66    $  9.94    $10.72    $ 9.89           $10.00
                          -------    -------    ------    ------           ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(b).............      .66(c)     .65(c)    .28(c)    .43(c)           .14(c)
 Net realized and
  unrealized gain (loss)
  on investments........     (.39)      1.25      (.71)      .48             (.25)
                          -------    -------    ------    ------           ------
 Net increase (decrease)
  in net asset value
  from operations.......      .27       1.90      (.43)      .91             (.11)
                          -------    -------    ------    ------           ------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.......     (.28)      (.18)     (.21)     (.08)             -0-
 Distributions from net
  realized gains........     (.13)       -0-      (.14)      -0-              -0-
                          -------    -------    ------    ------           ------
 Total dividends and
  distributions.........     (.41)      (.18)     (.35)     (.08)             -0-
                          -------    -------    ------    ------           ------
 Net asset value, end of
  period................   $11.52    $ 11.66    $ 9.94    $10.72           $ 9.89
                          =======    =======    ======    ======           ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)..............     2.55%     19.26%    (4.03)%    9.20%           (1.10)%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of pe-
  riod (000's omitted)..  $29,150    $16,947    $5,101    $1,350           $  785
 Ratio to average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................      .92%       .95%      .95%     1.16%             .95%(e)
 Expenses, before waiv-
  ers and reimburse-
  ments.................      .98%      1.58%     3.73%     5.42%           11.56%(e)
 Net investment income..     5.87%      5.96%     5.64%     4.59%            4.82%(e)
 Portfolio turnover
  rate..................      137%        68%       32%      177%              13%

                                       TOTAL RETURN PORTFOLIO
                          -------------------------------------------------------------
                            YEAR ENDED DECEMBER 31,                DECEMBER 28, 1992(A)
                          -------------------------------------             TO
                           1996       1995      1994      1993      DECEMBER 31, 1992
                          -------    ------    ------    ------    --------------------
Net asset value, begin-
 ning of period.........   $12.80    $10.41    $10.97    $10.01           $10.00
                          -------    ------    ------    ------           ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(b).............      .27(c)    .36(c)    .15(c)    .15(c)           .01
 Net realized and
  unrealized gain (loss)
  on investments .......     1.66      2.10      (.56)      .81              -0-
                          -------    ------    ------    ------           ------
 Net increase (decrease)
  in net asset value
  from operations.......     1.93      2.46      (.41)      .96              .01
                          -------    ------    ------    ------           ------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.......     (.07)     (.07)     (.09)      -0-              -0-
 Distributions from net
  realized gains .......     (.03)      -0-      (.06)      -0-              -0-
                          -------    ------    ------    ------           ------
 Total dividends and
  distributions.........     (.10)     (.07)     (.15)      -0-              -0-
                          -------    ------    ------    ------           ------
 Net asset value, end of
  period................  $ 14.63    $12.80    $10.41    $10.97           $10.01
                          =======    ======    ======    ======           ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)..............    15.17%    23.67%    (3.77)%    9.59%             .10%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of pe-
  riod (000's omitted)..  $25,875    $8,242    $  750    $  360           $   95
 Ratio to average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................      .95%      .95%      .95%     1.20%               0%
 Expenses, before waiv-
  ers and reimburse-
  ments.................     1.12%     4.49%    19.49%    25.96%               0%
 Net investment income..     2.76%     3.16%     2.29%     1.45%            2.21%(e)
 Portfolio turnover
  rate..................       57%       30%       83%       25%               0%
 Average commission rate
  paid (f)..............   $.0593       -0-       -0-       -0-              -0-

--------
(a) Commencement of operations.

(b) Net of expenses reimbursed or waived by the investment adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                INTERNATIONAL PORTFOLIO
                            --------------------------------------------------------------
                                         YEAR ENDED
                                        DECEMBER 31,                   DECEMBER 28, 1992(A)
                            --------------------------------------             TO
                             1996       1995       1994      1993      DECEMBER 31, 1992
                            -------    -------    ------    ------    --------------------
Net asset value, beginning
 of period................  $ 14.07    $ 12.88    $12.16    $10.00           $10.00
                            -------    -------    ------    ------           ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income(b).      .19(c)     .18(c)    .10(c)    .03(c)           -0-
 Net realized and
  unrealized gain on
  investments and foreign
  currency transactions...      .83       1.08       .72(d)   2.13              -0-
                            -------    -------    ------    ------           ------
 Net increase in net asset
  value from operations...     1.02       1.26       .82      2.16              -0-
                            -------    -------    ------    ------           ------
LESS: DIVIDENDS AND
 DISTRIBUTIONS
 Dividends from net
  investment income.......     (.08)      (.03)     (.02)      -0-              -0-
 Distributions from net
  realized gains..........     (.12)      (.04)     (.08)      -0-              -0-
                            -------    -------    ------    ------           ------
 Total dividends and
  distributions...........     (.20)      (.07)     (.10)      -0-              -0-
                            -------    -------    ------    ------           ------
 Net asset value, end of
  period..................  $ 14.89    $ 14.07    $12.88    $12.16           $10.00
                            =======    =======    ======    ======           ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)................     7.25%      9.86%     6.70%    21.60%               0%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
  (000's omitted).........  $44,324    $16,542    $7,276    $  688           $   79
 Ratio of average net
  assets of:
  Expenses, net of waivers
   and reimbursements.....      .95%       .95%      .95%     1.20%               0%
  Expenses, before waivers
   and reimbursements.....     1.91%      2.99%     7.26%    39.28%               0%
  Net investment income...     1.29%      1.41%      .90%      .26%            2.07%(e)
 Portfolio turnover rate..       60%        87%       95%       85%               0%
 Average commission rate
  paid (f)................   $.0431        -0-       -0-       -0-              -0-

                                          MONEY MARKET PORTFOLIO
                          -----------------------------------------------------
                                     YEAR ENDED
                                    DECEMBER 31,            DECEMBER 28, 1992(A)
                          -------------------------------           TO
                           1996     1995     1994   1993    DECEMBER 31, 1992
                          -------  -------  ------  -----  --------------------
Net asset value,
 beginning of period..... $  1.00  $  1.00  $ 1.00  $1.00         $1.00
                          -------  -------  ------  -----         -----
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(b)..............     .05      .05     .03    .22           -0-
 Net realized and
  unrealized gain on
  investments............     -0-      -0-     -0-    -0-           -0-
                          -------  -------  ------  -----         -----
 Net increase in net
  asset value from
  operations.............     .05      .05     .03    .22           -0-
                          -------  -------  ------  -----         -----
LESS: DIVIDENDS AND
 DISTRIBUTIONS
 Dividends from net
  investment income......    (.05)    (.05)   (.03)  (.22)          -0-
 Distributions from net
  realized gains.........     -0-      -0-     -0-    -0-           -0-
                          -------  -------  ------  -----         -----
 Total dividends and
  distributions..........    (.05)    (.05)   (.03)  (.22)          -0-
                          -------  -------  ------  -----         -----
 Net asset value, end of
  period................. $  1.00  $  1.00  $ 1.00  $1.00         $1.00
                          =======  =======  ======  =====         =====
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)...............    4.71%    4.97%   3.27%  2.25%          .02%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000's omitted). $64,769  $28,092  $6,899  $ 102         $  30
 Ratio of average net
  assets of:
  Expenses, net of waiv-
   ers and reimburse-
   ments.................     .69%     .95%    .95%  1.16%            0%
  Expenses, before waiv-
   ers and reimburse-
   ments.................     .69%    1.07%   4.46% 68.14%            0%
  Net investment income..    4.64%    4.85%   3.98%  2.15%         3.05%(e)
  Portfolio turnover
   rate..................       0%       0%      0%     0%            0%

--------
(a) Commencement of operations.

(b) Net of expenses reimbursed by the investment adviser.
(c) Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e) Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                        GLOBAL DOLLAR                           NORTH AMERICAN GOVERNMENT
                                    GOVERNMENT PORTFOLIO                            INCOME PORTFOLIO
                          ------------------------------------------ -------------------------------------------------
                                                     MAY 2, 1994(A)                                 MAY 3, 1994(A)
                           YEAR ENDED    YEAR ENDED        TO         YEAR ENDED    YEAR ENDED            TO
                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,      DECEMBER 31,
                              1996          1995          1994           1996          1995              1994
                          ------------  ------------ --------------- ------------  ------------  ---------------------
Net asset value,
 beginning of period....    $ 11.95        $ 9.84        $10.00        $  10.48      $  8.79            $10.00
                            -------        ------        ------        --------      -------            ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(b).............       1.10(c)        .92(c)        .36(c)         1.26(c)      1.13(c)            .50(c)
 Net realized and
  unrealized loss on in-
  vestments and foreign
  currency transactions.       1.78          1.32          (.52)            .69          .83             (1.71)
                            -------        ------        ------        --------      -------            ------
 Net decrease in net
  asset value from
  operations............       2.88          2.24          (.16)           1.95         1.96             (1.21)
                            -------        ------        ------        --------      -------            ------
LESS: DIVIDENDS AND
 DISTRIBUTIONS
 Dividends from net
  investment income ....       (.48)         (.13)          -0-            (.05)        (.27)              -0-
 Distributions from net
  realized gains .......       (.03)          -0-           -0-            (.00)         -0-               -0-
                            -------        ------        ------        --------      -------            ------
 Total dividends and
  distributions ........       (.51)         (.13)          -0-            (.05)        (.27)              -0-
                            -------        ------        ------        --------      -------            ------
 Net asset value, end of
  period................    $ 14.32        $11.95        $ 9.84        $  12.38      $ 10.48            $ 8.79
                            =======        ======        ======        ========      =======            ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)..............      24.90%        22.98%        (1.60)%         18.70%       22.71%           (12.10)%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000's
  omitted)..............    $ 8,847        $3,778        $1,146        $ 16,696       $7,278            $3,848
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........        .95%          .95%          .95%(e)         .95%         .95%              .95%(e)
 Expenses, before
  waivers and
  reimbursements........       1.97%         4.82%        15.00%(e)        1.41%        2.57%             4.43%(e)
 Net investment income..       8.53%         8.65%         6.02%(e)       11.04%       12.24%             8.49%(e)
 Portfolio turnover
  rate..................        155%           13%            9%              4%          35%               15%
                                            UTILITY                                       GROWTH
                                       INCOME PORTFOLIO                                  PORTFOLIO
                          ------------------------------------------ -------------------------------------------------
                                                     MAY 10, 1994(A)                             SEPTEMBER 15, 1994(A)
                           YEAR ENDED    YEAR ENDED        TO         YEAR ENDED    YEAR ENDED            TO
                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,      DECEMBER 31,
                              1996          1995          1994           1996          1995              1994
                          ------------  ------------ --------------- ------------  ------------  ---------------------
Net asset value,
 beginning of period....    $ 12.01        $ 9.96        $10.00        $  14.23      $ 10.53            $10.00
                            -------        ------        ------        --------      -------            ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(b).............        .31(c)        .30(c)        .28(c)          .06(c)       .17(c)            .03(c)
 Net realized and
  unrealized gain (loss)
  on investments........        .62          1.83          (.32)           3.95         3.54               .50
                            -------        ------        ------        --------      -------            ------
 Net increase (decrease)
  in net asset value
  from operations.......        .93          2.13          (.04)           4.01         3.71               .53
                            -------        ------        ------        --------      -------            ------
LESS: DIVIDENDS AND
 DISTRIBUTIONS
 Dividends from net
  investment income.....       (.09)         (.08)          -0-            (.04)        (.01)              -0-
 Distributions from net
  realized gains .......       (.16)          -0-           -0-            (.28)         -0-               -0-
                            -------        ------        ------        --------      -------            ------
 Total dividends and
  distributions ........       (.25)         (.08)          -0-            (.32)        (.01)              -0-
                            -------        ------        ------        --------      -------            ------
 Net asset value, end of
  period................    $ 12.69        $12.01        $ 9.96        $  17.92      $ 14.23            $10.53
                            =======        ======        ======        ========      =======            ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)..............       7.88%        21.45%         (.40)%         28.49%       35.23%             5.30%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000's
  omitted)..............    $14,857        $6,251        $1,254        $138,688      $45,220            $5,492
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........        .95%          .95%          .95%(e)         .93%         .95%              .95%(e)
 Expenses, before
  waivers and
  reimbursements........       1.51%         3.79%        15.98%(e)         .93%        1.27%             4.19%(e)
 Net investment income..       2.61%         2.73%         4.62%(e)         .35%        1.31%             1.17%(e)
 Portfolio turnover
  rate..................         75%          138%           31%             98%          86%               25%
 Average commission rate
  paid (f)..............     $0.579           -0-           -0-          $0.578          -0-               -0-

--------
(a) Commencement of operations.
(b) Net of expenses reimbursed by investment adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                             WORLDWIDE PRIVATIZATION PORTFOLIO                      CONSERVATIVE INVESTORS PORTFOLIO
                     ------------------------------------------------ -----------------------------------------------------------
                      YEAR ENDED    YEAR ENDED  SEPTEMBER 23, 1994(A)      YEAR ENDED         YEAR ENDED     OCTOBER 28, 1994(A)
                     DECEMBER 31,  DECEMBER 31,          TO               DECEMBER 31,       DECEMBER 31,             TO
                         1996          1995       DECEMBER 31, 1994           1996               1995         DECEMBER 31, 1994
                     ------------  ------------ --------------------- -------------------- ----------------- --------------------
Net asset value,
 beginning of
 period..........      $ 11.17        $10.10           $10.00               $ 11.76             $10.07              $10.00
                       -------        ------           ------               -------             ------              ------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
  income(b)......          .28(c)        .32(c)           .10(c)                .45(c)             .51(c)              .06(c)
 Net realized and
  unrealized gain
  (loss) on
  investments....         1.78           .78              -0-                  (.01)(g)           1.20                 .01
                       -------        ------           ------               -------             ------              ------
 Net increase in
  net asset value
  from
  operations.....         2.06          1.10              .10                   .44               1.71                 .07
                       -------        ------           ------               -------             ------              ------
LESS: DISTRIBU-
 TIONS
 Dividends from
  net investment
  income.........         (.10)         (.03)             -0-                  (.09)              (.02)                -0-
 Distributions
  from net real-
  ized gains.....          -0-           -0-              -0-                  (.04)                 0                 -0-
                       -------        ------           ------               -------             ------              ------
 Total dividends
  and distribu-
  tions..........         (.10)         (.03)             -0-                  (.13)              (.02)                -0-
                       -------        ------           ------               -------             ------              ------
 Net asset value,
  end of period..      $ 13.13        $11.17           $10.10               $ 12.07             $11.76              $10.07
                       =======        ======           ======               =======             ======              ======
TOTAL RETURN
 Total investment
  return based on
  net asset
  value(d).......        18.51%        10.87%            1.00%                 3.79%             16.99%               0.70%
RATIOS/SUPPLEMENTAL
 DATA
 Net assets, end
  of period
  (000's
  omitted).......      $18,807        $5,947           $1,127               $21,729             $7,420              $  701
 Ratio to average
  net assets of:
 Expenses, net of
  waivers and
  reimbursements.          .95%          .95%             .95%(e)               .95%               .95%                .95%(e)
 Expenses, before
  waivers and
  reimbursements.         1.85%         4.17%           18.47%(e)              1.40%              4.25%              20.35%(e)
 Net investment
  income.........         2.26%         2.96%            4.27%(e)              3.93%              4.65%               3.55%(e)
 Portfolio turn-
  over rate......           47%           23%               0%                  211%                61%                  2%
 Average commis-
  sion rate
  paid(f)........       $.0148           -0-              -0-                $.0578                -0-                 -0-
                                                                                                                 REAL ESTATE
                               GROWTH INVESTORS PORTFOLIO             TECHNOLOGY PORTFOLIO QUASAR PORTFOLIO  INVESTMENT PORTFOLIO
                     ------------------------------------------------ -------------------- ----------------- --------------------
                                                                                                              JANUARY 9, 1997(A)
                      YEAR ENDED    YEAR ENDED   OCTOBER 28, 1994(A)  JANUARY 11, 1996(A)  AUGUST 5, 1996(A)          TO
                     DECEMBER 31,  DECEMBER 31,          TO                    TO                 TO            MARCH 31, 1997
                         1996          1995       DECEMBER 31, 1994    DECEMBER 31, 1996   DECEMBER 31, 1996     (UNAUDITED)
                     ------------  ------------ --------------------- -------------------- ----------------- --------------------
Net asset value,
 beginning of
 period..........      $ 11.87        $ 9.86           $10.00               $ 10.00             $10.00              $10.00
                       -------        ------           ------               -------             ------              ------
INCOME FROM IN-
 VESTMENT OPERA-
 TIONS
 Net investment
  income(b)......          .24(c)        .35(c)           .04(c)                .11(c)             .04(c)              .10
 Net realized and
  unrealized loss
  on investments.          .72          1.67             (.18)                  .93                .60                 .05
                       -------        ------           ------               -------             ------              ------
 Net increase
  (decrease) in
  net asset value
  from
  operations.....          .96          2.02             (.14)                 1.04                .64                 .15
                       -------        ------           ------               -------             ------              ------
LESS: DISTRIBU-
 TIONS
 Dividends from
  net investment
  income.........         (.07)         (.01)             -0-                   -0-                -0-                 -0-
 Distributions
  from net real-
  ized gains.....         (.02)          -0-              -0-                   -0-                -0-                 -0-
                       -------        ------           ------               -------             ------              ------
 Total dividends
  and distribu-
  tions..........         (.09)         (.01)             -0-                   -0-                -0-                 -0-
                       -------        ------           ------               -------             ------              ------
 Net asset value,
  end of period..      $ 12.74        $11.87           $ 9.86               $ 11.04             $10.64              $10.15
                       =======        ======           ======               =======             ======              ======
TOTAL RETURN
 Total investment
  return based on
  net asset
  value(d).......         8.18%        20.48%           (1.40)%               10.40%              6.40%               1.50%
RATIOS/SUPPLEMENTAL
 DATA
 Net assets, end
  of period
  (000's
  omitted).......      $10,709        $4,978           $  321               $28,083             $8,842              $2,268
 Ratio to average
  net assets of:
 Expenses, net of
  waivers and
  reimbursements.          .95%          .95%             .95%(e)               .95%(e)            .95%(e)             .95%
 Expenses, before
  waivers and
  reimbursements.         1.85%         6.17%           41.62%(e)              1.62%(e)           4.44%(e)            6.99%
 Net investment
  income.........         2.01%         3.21%            2.29%(e)              1.17%(e)            .93%(e)            1.18%
 Portfolio turn-
  over rate......          160%           50%               3%                   22%                40%                -0-
 Average commis-
  sion rate
  paid(f)........       $.0562           -0-              -0-                $.0553             $.0511                 -0-

--------
(a) Commencement of operations.
(b) Net of expenses reimbursed by investment adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

(g) The amount shown in this caption for a share outstanding throughout the period may not accord with the change in realized and unrealized gains and losses in the portfolio securities for the period because of timing of sales and repurchases of portfolio shares in relation to fluctuating mar-ket values for the portfolio.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INTRODUCTION TO THE FUND

The Fund was established as a corporation in Maryland. The Fund is an open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series each referred to as a "Portfolio." Because the Fund offers multiple Portfolios, it is known as a "series fund." Each Portfo-lio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies.

A shareholder in a Portfolio will be entitled to his or her pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, the shareholder will receive the then cur-rent net asset value of that Portfolio represented by the redeemed shares. (See "Purchase and Redemption of Shares"). While the Fund has no present in-tention of doing so, the Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives.

The Fund currently has 19 Portfolios: the Money Market Portfolio, the Premier Growth Portfolio, the Growth and Income Portfolio, the U.S. Government/High Grade Securities Portfolio, the High-Yield Portfolio, the Total Return Portfo-lio, the International Portfolio, the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio, the Conser-vative Investors Portfolio, the Growth Investors Portfolio, the Growth Portfo-lio, the Worldwide Privatization Portfolio, the Technology Portfolio, the Qua-sar Portfolio and the Real Estate Investment Portfolio.

The Fund is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

It is conceivable that in the future it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest simultaneously in the Fund. Currently, however, the Fund does not foresee any disadvantage to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in re-sponse thereto.

The investment objectives and policies of each Portfolio are set forth below. There can be, of course, no assurance that any of the Portfolios will achieve its respective investment objectives.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

Each Portfolio has different investment objectives which it pursues through separate investment policies as described herein. The differences in objec-tives and policies among the Portfolios determine the types of portfolio secu-rities in which each Portfolio invests, and can be expected to affect the degree of risk to which each Portfolio is subject and each Portfolio's yield or return. Each Portfolio's investment ob-jectives cannot be changed without approval by the holders of a majority of such Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Act"). The Fund may change each Portfo-lio's investment policies that are not designated "fundamental policies" within the meaning of the Act upon notice to shareholders of the Portfolio, but without their approval. The types of portfolio securities in which each Portfolio may invest are described in greater detail below.

MONEY MARKET PORTFOLIO

The Money Market Portfolio's investment objectives are in the following order of priority -- safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. As a matter of fundamental policy, the Money Market Portfolio pur-sues its objectives by maintaining a portfolio of high quality money market securities, all of which at the time of investment have remaining maturities of one year or less (which maturities may extend to 397 days).

The securities in which the Money Market Portfolio invests include: (1) mar-ketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) cer-tificates of deposit, bankers' acceptances and interest bearing savings depos-its issued or guaranteed by banks or savings and loan associations having to-tal assets of more than $1 billion and which are members of the Federal De-posit Insurance Corporation; (3) commercial paper of prime quality (i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by compa-nies having outstanding debt securities rated AAA or AA by S&P, or Aaa or Aa by Moody's) and participation interests in loans extended by banks to such companies; and (4) repurchase agreements that are collateralized in full each day by liquid securities of the types listed above. (See "Other Investment Policies and Techniques -- Repurchase Agreements"). The Money Market Portfolio may also invest in certificates of deposit issued by, and time deposits main-tained at, foreign branches of domestic banks described in (2) above, prime quality dollar-denominated commercial paper issued by foreign companies meet-ing the criteria specified in (3) above, and in certificates of deposit and bankers' acceptances denominated in U.S. dollars that are issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by Alliance Capital Management L.P. ("the Adviser") to be of quality equivalent to that of other such investments in which the Portfolio may invest.

The Money Market Portfolio will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversity, quality and maturity con-ditions imposed by the Rule. Accordingly, in any case in which there is a variation between the conditions imposed by the Rule and the Portfolio's investment policies and restrictions, the Portfolio will be governed by the more restrictive of the two requirements. See the

Statement of Additional Information for a further description of Rule 2a-7.

The Portfolio may purchase restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Directors of the Fund. Restricted Securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act").

PREMIER GROWTH PORTFOLIO

General. The investment objective of the Premier Growth Portfolio is growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Portfolio's investment objective will be met. The Portfolio is therefore not intended for investors whose prin-cipal objective is assured income and conservation of capital.

The Portfolio will invest predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, care-fully selected, high-quality U.S. companies that, in the judgment of the Ad-viser, are likely to achieve superior earnings growth. The Portfolio invest-ments in the 25 such companies most highly regarded at any point in time by the Adviser will usually constitute approximately 70% of the Portfolio's net assets. Normally, approximately 40 companies will be represented in the Port-folio's investment portfolio. The Portfolio thus differs from more typical eq-uity mutual funds by investing most of its assets in a relatively small number of intensively researched companies.

The Portfolio will, under normal circumstances, invest at least 85% of the value of its total assets in the equity securities of U.S. companies. The Portfolio defines U.S. companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and (ii) the equity securities of which are traded principally in the United States securities markets.

Within the investment framework described herein, Alfred Harrison, who heads the Adviser's "Large Cap Growth Group," is ultimately responsible for the in-vestment decisions for the Portfolio. In managing the Portfolio's assets, the Adviser's investment strategy emphasizes stock selection and investment in the securities of a limited number of issuers. The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff generally follows a primary research universe of approximately 600 companies which are considered by the Adviser to have strong management, superior industry posi-tions, excellent balance sheets and the ability to demonstrate superior earn-ings growth. As one of the largest multi-national investment firms, the Ad-viser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

The Adviser's analysts prepare their own earnings estimates and financial mod-els for each company followed. While each analyst has responsibility for fol-lowing companies in one or more identified sectors and/or industries, the lat-eral structure of the Adviser's research organization and constant communication among the analysts result in decision-making based on the rela-tive attractiveness of stocks among industry sectors. The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company, industry and economic funda-mentals. Research emphasis is placed on the identification of companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

The Adviser continually reviews its primary research universe of approximately 600 companies to maintain a list of favored securities, the "Alliance 100," considered by the Adviser to have the most clearly superior earnings potential and valuation attraction. The Adviser's concentration on a limited universe of companies allows it to devote its extensive resources to constant intensive research of these companies. Companies are constantly added to and deleted from the Alliance 100 as fundamentals and valuations change. The Adviser's Large Cap Growth Group, in turn, further refines, on a weekly basis, the se-lection process for the Portfolio with each portfolio manager in the Group se-lecting the 25 such companies which appear to the manager to be most attrac-tive at their current prices. These individual ratings are then aggregated and ranked to produce a composite list of the 25 most highly regarded stocks, the "Favored 25." As noted above, approximately 70% of the Portfolio's net assets will usually be invested in the Favored 25 with the balance of the Fund's in-vestment portfolio consisting principally of other stocks in the Alliance 100. Portfolio emphasis upon particular industries or sectors is a by-product of the stock selection process rather than the result of assigned targets or ranges.

In the management of the Portfolio's investment portfolio, the Adviser will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Portfolio's positions. The Portfolio will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weaknesses and to sell or reduce overpriced holdings. Under normal circumstances, the Portfolio will remain substantially fully in-vested in equity securities and will not take significant cash positions for market timing purposes. Rather, during a market decline, while adding to posi-tions in favored stocks, the Portfolio will tend to become somewhat more aggressive, gradually reducing somewhat the number of companies represented in the Portfolio's portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio will tend to become somewhat more conservative, gradually increasing the number of companies represented in the Portfolio's portfolio. Through this "buying into declines" and "selling into strength," the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average weighted market capitalization of companies represented in the Portfolio's portfolio (i.e., the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity based upon the aggregate perfor-mance of a selected portfolio of publicly traded stocks, including monthly ad-justments to reflect the reinvestment of dividends and distributions.

The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Portfolio's management, the securities of a particular company will, within a reasonably estimable pe-riod of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

Short Sales. The Premier Growth Portfolio may not sell securities short, ex-cept that it may make short sales "against the box." A short sale is effected by selling a security which the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Not more than 15% of the value of the Port-folio's net assets will be in deposits on short sales "against the box."

Puts and Calls. The Premier Growth Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof or similar options. The Portfolio may not write put options. The buyer of an option, upon payment of a premium obtains, in the case of a put option, the right to deliver to the writer of the option and, in the case of a call op-tion, the right to call upon the writer to deliver, a specified number of shares of a specified stock on or before a fixed date at a predetermined price.

Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price. A call written by the Portfolio will not be sold un-less the Portfolio at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or (b) an offsetting call option on the same securities.

The Premier Growth Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securi-ties subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call op-tions written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

As noted, the Portfolio may also purchase and sell put and call options writ-ten by others, combinations thereof, or similar options, but the aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets. There are markets for put and call options written by others and the Portfolio may from time to time sell or purchase such options in such markets. If an option is not so sold and is permitted to expire without being exercised, its premium would be lost by the Portfolio.

Options on Market Indices. The Portfolio may purchase and sell exchange-traded index options. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a se-curity at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio's investment objective is to seek reasonable cur-rent income and reasonable opportunity for appreciation through invest-ments primarily in dividend-paying common stocks of good quality. Whenever the economic outlook is unfavorable for investment in common stock, investments in other types of securities, such as bonds, convertible bonds, preferred stock and convertible preferred stocks may be made by the Portfolio. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

The investment objective of the U.S. Government/High Grade Securities Portfo-lio is high current income consistent with preservation of capital. In seeking to achieve this objective, the Portfolio will invest principally in a portfo-lio of: (i) obligations issued or guaranteed by the U.S. Government and repur-chase agreements pertaining to U.S. Government Securities, and (ii) other high grade debt securities rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's or that have not received a rating but are determined to be of comparable quality by the Adviser. As a fundamental investment policy, the Portfolio will invest at least 65% of its total assets in these types of securities, including the securities held subject to repurchase agreements. The average weighted matu-rity of the Portfolio's portfolio of U.S. Government securities is expected to vary between one year or less and 30 years. See "Other Investment Policies and Techniques -- Fixed-Income Securities." The Portfolio will utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk. The Portfolio is designed primarily for long-term investors and investors should not consider it a trading vehi-cle. As with all investment company portfolios, there can be no assurance that the Portfolio's objective will be achieved.

The Portfolio is subject to the diversification requirements prescribed by the U.S. Treasury Department which, among other things, limits the Portfolio to investing no more than 55% of its total assets in any one investment. For this purpose, all securities issued or guaranteed by the U.S. Government are considered a single investment. Accordingly, the U.S. Government/High Grade Securities Portfolio will limit its purchases of U.S. Government Securities to 55% of the total assets of the Portfolio. Consistent with this limitation, the Portfolio will, as a matter of fundamental policy, invest at least 45% of its total assets in U.S. Government Securities. Never-theless, the Portfolio reserves the right to modify the percentage of its in-vestments in U.S. Government Securities in order to comply with all applicable tax requirements.

U.S. Government Securities. Securities issued or guaranteed by the U.S. Govern-ment include: (i) U.S. Treasury obligations, which differ only in their inter-est rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by the U.S. Government, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. See the Statement of Additional Information of the Fund for a description of obligations issued or guaranteed by the U.S. Government.

High Grade Securities. High grade debt securities which, together with U.S. Government Securities, will constitute at least 65% of the Portfolio's assets, include:

  1. Debt securities which are rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's;

  2. Obligations of, or guaranteed by, national or state bank holding compa-nies, which obligations, although not rated as a matter of policy by either S&P or Moody's, are rated AAA, AA or A by Fitch Investors Services, Inc. ("Fitch");

  3. Commercial paper rated A-1+, A-1, A-2 or A-3 by S&P or Prime-1, Prime-2 or Prime-3 by Moody's; and

  4. Bankers' acceptances or negotiable certificates of deposit issued by banks rated AAA, AA or A by Fitch.

Other Securities. While the Portfolio's investment strategy normally emphasizes U.S. Government Securities and high grade debt securities, the Portfolio may, where consistent with its investment objective, invest up to 35% of its total assets in other types of securities, including, (i) investment grade corporate debt securities of a type other than the high grade debt securities described above (including collateralized mortgage obligations), (ii) certificates of de-posit, bankers' acceptances and interest-bearing savings deposits of banks hav-ing total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) put and call options, futures con-tracts and options on futures contracts. Investment grade debt securities de-scribed in (i) above are those rated BBB or higher by

S&P or Baa or higher by Moody's or, if not so rated, are of equivalent invest-ment quality in the opinion of the Adviser. Securities rated BBB by S&P or Baa by Moody's nor mally provide higher yields but may be considered to have spec-ulative characteristics. See "Other Investment Policies and Techniques -- Se-curities Ratings." " -- Investment in Securities Rated Baa and BBB" and Appen-dix A.

HIGH-YIELD PORTFOLIO

The primary investment objective of the High-Yield Portfolio is to earn the highest level of current income available without assuming undue risk by in-vesting principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, of comparable in-vestment quality as determined by the Adviser. As a secondary objective, the High-Yield Portfolio will seek capital appreciation, but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held by the Portfolio or from a general decline in interest rates or a combination of both. Conversely, capital depreciation may result, for example, from a low-ered credit standing or a general rise in interest rates, or a combination of both.

Consistent with the High-Yield Portfolio's primary investment objective, it is anticipated that, under normal conditions, at least 65% of the total assets of the High-Yield Portfolio will be invested in fixed-income securities rated be-low Baa by Moody's or below BBB by S&P or, if unrated, of comparable invest-ment quality as determined by the Adviser. Such highrisk, high-yield securi-ties (commonly referred to as "junk bonds") are considered to have speculative or, in, the case of relatively low ratings, predominantly speculative charac-teristics. See "Other Investment Policies and Techniques -- Securities Rat-ings," " -- Investments in Lower-Rated Fixed-Income Securities" and Appendix
A. There is no minimum rating requirement applicable to the Portfolio's in-vestments in fixed-income securities.

When the spreads between the yields derived from lower rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.

Municipal Securities. In circumstances where the Adviser determines that in-vestment in municipal obligations would facilitate the High-Yield Portfolio's ability to accomplish its investment objectives, it may invest up to 20% of its assets in such obli- gations, including municipal bonds issued at a dis-count. Dividends on shares attributable to interest on municipal securities held by the Portfolio will not be exempt from Federal income taxes.

Public Utilities. The High-Yield Portfolio's investments in public utilities, if any, may be subject to certain risks incurred by the Portfolio due to Fed-eral, state or municipal regulatory changes, insufficient rate increases or cost overruns.

Mortgage-Related Securities. The High-Yield Portfolio may invest without limi-tation in mortgage-related securities that provide funds for mortgage loans made to res-idential homeowners. These include securities which represent interests in pools of fixed and adjustable mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the High-Yield Portfolio) by various governmental, government-related and private organiza-tions.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In-stead, these securities provide for a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal re-sulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect govern-ment guarantees of payments in such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The High-Yield Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experi-ence and practices of the poolers the Adviser determines that the securities meet the Portfolio's investment criteria. Although the market for such securi-ties is becoming increasingly liquid, securities issued by certain private or-ganizations may not be readily marketable. The High-Yield Portfolio will not purchase mortgage-related securities or any other assets which in the Advis-er's opinion are illiquid if, as a result, more than 10% of the value of the Portfolio's total assets will be illiquid.

The Adviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage in-struments whose principal or interest payments may vary or whose terms to ma-turity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Ad-viser will, consistent with the High-Yield Portfolio's investment objective and policies, consider making investments in such new types of securities.

The High-Yield Portfolio may invest up to 5% of the value of its total assets directly in mortgages secured by residential real estate. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as the Portfolio, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Portfolio. At present, such investments are considered to be illiquid by the Adviser.

Writing Covered Put and Call Options. The High-Yield Portfolio may write cov-ered call options listed on one or more national se-curities exchanges and on foreign currencies in an aggregate amount not to exceed 25% of its total as-sets. (See "Other Investment Policies and Techniques -- Writing Covered Call Options").

In addition to writing covered call options, the High-Yield Portfolio may write covered put options listed on one or more national securities exchanges and on foreign currencies. A put option gives the purchaser of the option, upon pay-ment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. When the High-Yield Portfolio writes a put option it maintains in a segregated ac-count cash or U.S. Government securities in an amount adequate to purchase the underlying security should the put be exercised. The High-Yield Portfolio will not write a put option if, as a result thereof, the aggregate of its portfolio securities subject to outstanding options (valued at the lower of the option price or market value of such securities) would exceed 15% of such Portfolio's total assets.

Purchasing Put and Call Options. In addition to writing put and call options, the HighYield Portfolio may purchase put and call options written by others covering the types of securities in which the Portfolio may invest, and may purchase put and call options on foreign currencies. The Portfolio may purchase put and call options to provide protection against adverse price or yield ef-fects from anticipated changes in prevailing interest rates in the same manner discussed below under "Other Investment Policies and Techniques -- When-Issued Securities and Forward Commitments." In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that pe-riod by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Portfolio.

The High-Yield Portfolio may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Portfolio realizes a profit or loss from a closing sale transaction if the premium received from the transac-tion is more than or less than the cost of the option.

When the High-Yield Portfolio purchases put or call options, or when it writes cov-ered put or call options as described above, it does so in negotiated transactions. The Portfolio effects such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Op-tions purchased or written by the Portfolio in negotiated transactions are il-liquid and it may not be possible for the Portfolio to effect a closing sale transaction at a time when the Adviser believes it would be advantageous to do so.

Futures Contracts and Options on Futures. The High-Yield Portfolio may invest in financial futures contracts ("futures contracts") and related options thereon. If the Adviser anticipates that interest rates will rise, the Portfo-lio may sell a futures contract or a call option thereon or purchase a put op-tion on such futures contracts as a hedge against a decrease in the value of the Portfolio's securities. If the Adviser anticipates that interest rates will decline, the Portfolio may purchase a futures contract or a call option thereon to protect against an increase in the price of the securities the Portfolio intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes.

Subject to appropriate regulatory relief, the Portfolio may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired op-tions on futures contracts exceeds 5% of the value of the Portfolio's total assets. The Portfolio may not purchase or sell futures contracts or related options thereon if immediately thereafter more than 30% of its net assets would be hedged. See "Other Investment Policies and Techniques -- Hedging Techniques -- Futures Contracts and Options on Futures Contracts."

TOTAL RETURN PORTFOLIO

The investment objective of the Total Return Portfolio is to achieve a high return through a combination of current income and capital appreciation. The Total Return Portfolio's assets are invested in U.S. Government and agency ob-ligations, bonds, fixed-income senior securities (including short and long-term debt securities and preferred stocks to the extent their value is attrib-utable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets in-vested in each type of security at any time shall be in accordance with the judgment of the Adviser.

INTERNATIONAL PORTFOLIO

The International Portfolio's primary investment objective is to seek to ob-tain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (e.g., companies incorporated outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities. As a secondary objective, the Portfolio will attempt to increase its current income without assuming undue risk. The Adviser considers it consistent with these ob-jectives to acquire securities of companies incorporated in the United States and having their principal activities and interests outside of the United States. The International Portfolio intends to be invested primarily in such issuers and under normal circumstances more than 80% of its assets will be so invested.

In seeking its objective, the International Portfolio expects to invest its as-sets primarily in common stocks of established non-United States companies which in the opinion of the Adviser have potential for growth of capital or in-come or both. There is no requirement, however, that the Portfolio invest ex-clusively in common stocks or other equity securities, and, if deemed advis-able, the International Portfolio may invest in any other type of security in-cluding, but not limited to, preferred stocks, bonds, notes and other debt se-curities of foreign issuers (Euro-dollar securities), warrants, or obligations of the United States or foreign governments and their political subdivisions. When the Adviser believes that the total return on debt securities will equal or exceed the return on common stocks, the International Portfolio may, in seeking its objective of total return, substantially increase its holdings in such debt securities. The International Portfolio may establish and maintain temporary balances for defensive purposes or to enable it to take advantage of buying opportunities. The International Portfolio's temporary cash balances may be invested in United States as well as foreign short-term money-market instru-ments, including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt se-curities and repurchase agreements.

The International Portfolio intends to diversify investments broadly among countries and normally to have represented in the portfolio, business activi-ties of not less than three different countries. The Portfolio may invest all or a substantial portion of its assets in one or more of such countries. The Portfolio may purchase securities of companies, wherever organized, which, in the judgment of the Adviser, have their principal activities and interests out-side the United States determined on the basis of such factors as location of the company's assets, or personnel, or sales and earnings. See "Other Invest-ment Policies and Techniques -- Foreign Securities."

The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolio from ad-verse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Portfolio's dealings in forward contracts will be limited to hedging involving either specific transac-tions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Port-folio accruing in connection with the purchase and sale of its portfolio secu-rities or the payment of dividends and distributions by the Portfolio. Position hedging is the sale of for-ward contracts with respect to portfolio security positions denominated or quoted in such foreign currency. The Portfolio will not speculate in forward contracts and, therefore, the Adviser believes that the Portfolio will not be subject to the risks frequently associated with the speculative use of such transactions. The Portfolio may not position hedge with respect to the cur-rency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfo-lio denominated or quoted in that particular foreign currency. If the Portfo-lio enters into a position hedging transaction, its custodian bank will place liquid assets in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate ac-count declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Portfolio's commit-ment with respect to such contracts. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securi-ties or prevent losses if the prices of such securities decline. Such transac-tions also preclude the opportunity for gain if the value of the hedge cur-rency should rise. Moreover, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates. The Portfolio will not enter into a forward contract with a term of more than one year or if, as a result thereof, more than 50% of the Portfolio's total assets would be committed to such contracts.

The Portfolio may also invest in warrants which entitle the holder to buy eq-uity securities at a specific price for a specific period of time.

It is the present intention of the Adviser to invest the Portfolio's assets in companies based in (or governments of or within) East Asia (Japan, Hong Kong, Singapore and Malaysia), Western Europe (the United Kingdom, Germany, The Netherlands, France and Switzerland), Australia, Canada, and such other areas and countries as the Adviser may determine from time to time. However, invest-ments may be made from time to time in companies in, or governments of, devel-oping countries as well as developed countries. Shareholders should be aware that investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. The Adviser at present does not intend to invest more than 10% of the International Portfolio's total assets in compa-nies in, or governments of, developing countries. On December 31, 1996, 31.5% of the Portfolio's net assets were invested in debt securities of Japanese is-suers. For a description of certain risks associated with investing in foreign securities, see "Other Investment Policies and Techniques -- Foreign Securi-ties," "-- Investment in Japanese Issuers" and (for a further description of Japan) Appendix E to the Statement of Additional Information.

SHORT-TERM MULTI-MARKET PORTFOLIO

The investment objective of the Short-Term Multi-Market Portfolio is to seek the highest level of current income, consistent with what the Adviser considers to be pru-dent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years. The Port-folio seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. Accordingly, the Portfolio will seek investment opportunities in foreign, as well as domestic, securities markets. While the Portfolio normally will maintain a sub-stantial portion of its assets in debt securities denominated in foreign cur-rencies, the Portfolio will invest at least 25% of its net assets in U.S. Dol-lar-denominated securities. The Portfolio is designed for the investor who seeks a higher yield than a money market fund or certificate of deposit and less fluctuation in net asset value than a longer-term bond fund.

In pursuing its investment objective, the Portfolio seeks to minimize credit risk and fluctuations in net asset value by investing only in shorter-term debt securities. Normally, a high proportion of the Portfolio's investments consist of money market instruments. The Adviser actively manages the Portfolio in ac-cordance with a multi-market investment strategy, allocating the Portfolio's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Adviser adjusts the Portfolio's exposure to each currency based on its perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. Dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. The Portfolio will not invest more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.

The Portfolio invests in debt securities denominated in the currencies of coun-tries whose governments are considered stable by the Adviser. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, German Mark, Irish Pound, Italian Lira, Japanese Yen, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona and Swiss Franc. An issuer of debt securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the instrument is denominated.

The Portfolio seeks to minimize investment risk by limiting its portfolio in-vestments to high-quality debt securities having remaining maturities of not more than three years. Accordingly, the Portfolio's investments consist only of: (i) debt securities issued or guaranteed by the U.S. government, its agen-cies or instrumentalities; (ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or in-strumentalities, or by supranational entities, all of which are rated AAA or AA by

S&P or Aaa or Aa by Moody's ("High Quality Ratings") or, if unrated, determined by the Adviser to be of equivalent quality; (iii) corporate debt securities having at least one High Quality Rating or, if unrated, determined by the Ad-viser to be of equivalent quality; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (in-cluding foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by the Ad-viser to be of high quality; and (v) commercial paper rated A-1 by S&P, Prime-1 by Moody's, Fitch-1 by Fitch Investors Service, Inc., or Duff 1 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies having out-standing debt securities rated AAA, AA or A by S&P, or Aaa, Aa or A by Moody's and determined by the Adviser to be of high quality.

The Portfolio may invest in debt securities issued by supranational organiza-tions such as: the International Bank for Reconstruction and Development (com-monly referred to as the "World Bank"), which was chartered to finance develop-ment projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the Eu-ropean Coal and Steel Community, which is an economic cooperative whose members are various European nations' steel and coal industries; and the Asian Develop-ment Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

The Portfolio may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Union. The specific amounts of currencies com-prising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies. The Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obliga-tions.

Under normal circumstances, and as a matter of fundamental policy, the Portfo-lio "concentrates" at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as dis-tinct from non-bank dealers) in accordance with the policies set forth in "Other Investment Policies and Techniques -- Repurchase Agreements" below. How-ever, when business or financial conditions warrant, the Portfolio may, for temporary defensive purposes, vary from its policy of investing at least 25% of its total assets in the banking industry. For example, the Portfolio may reduce its position in debt instruments issued by domestic and foreign banks and bank holding companies and increase its position in U.S. Government Securities or cash equivalents.

Due to the Portfolio's investment policy with respect to investments in the banking industry, the Portfolio will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and invest-ment return on the Portfolio's shares will be affected by economic or regula-tory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also sub-ject to the effects of: the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; national and local regulation; and competition within those indus-tries as well as with other types of financial institutions. In addition, the Portfolio's investments in commercial banks located in several foreign coun-tries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Portfolio will seek to minimize its exposure to such risks by in-vesting only in debt securities which are determined to be of high quality.

The net asset value of the Portfolio's shares will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a port-folio primarily invested in debt securities can be expected to rise. Converse-ly, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. However, a shorter average maturity is generally associated with a lower level of market value volatility and, ac-cordingly, it is expected that the net asset value of the Portfolio's shares normally will fluctuate less than that of a long-term bond fund.

In order to reduce the Portfolio's exposure to foreign currency fluctuations versus the U.S. Dollar, the Portfolio will utilize certain investment strate-gies, including the purchase and sale of forward foreign currency exchange con-tracts and other currency hedging techniques. For a discussion of these invest-ment policies of the Portfolio, see "Other Investment Policies and Tech-niques -- Hedging Techniques," below. For a description of certain risks asso-ciated with investing in foreign securities, see "Other Investment Policies and Techniques -- Foreign Securities," below.

GLOBAL BOND PORTFOLIO

The investment objective of the Global Bond Portfolio is to seek a high level of return from a combination of current income and capital appreciation by in-vesting in a globally diversified portfolio of high quality debt securities de-nominated in the U.S. Dollar and a range of foreign currencies. The average weighted maturity of the Portfolio's portfolio of fixed-income securities is expected to vary between one year or less and 10 years. See "Other Investment Policies and Techniques -- Fixed-Income Securities."

Over the past 14 years, debt securities offered by certain foreign governments provided higher investment returns than U.S. government debt securities. Such returns reflect interest rates prevailing in those countries and the effect of gains and losses in the denominated currencies, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has re-flected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been sig-nificant, and negative returns have been experienced in various markets from time to time. The Adviser and AIGAM International Limited (the "Sub-Adviser") believe that investment in a composite of foreign fixed income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign debt securities, and provides investors with more opportunities for attractive total return than a portfolio invested ex-clusively in U.S. debt securities.

The Portfolio will invest only in securities of issuers in countries whose governments are deemed stable by the Adviser and the Sub-Adviser. Their deter-mination that a particular country should be considered stable depends on their evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. Examples of foreign governments which the Adviser and Sub-Ad-viser currently consider to be stable, among others, are the governments of Australia, Austria, Canada, Denmark, France, Germany, Ireland, Italy, Japan, New Zealand, The Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The Adviser does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government debt securities. The Portfolio intends to spread investment risk among the capital markets of a number of countries and will invest in securities of the governments of, and companies based in, at least three, and normally considerably more, such countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' finan-cial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic poli-
cies) as well as technical and political data. Under normal market conditions, it is expected that approximately 25% of the Portfolio's net assets will be invested in debt securities denominated in the U.S. Dollar.

On December 31, 1996, 3% of the Portfolio's net assets were invested in debt securities of Japanese issuers. See "Other Investment Policies and Tech-niques -- Foreign Securities," "-- Investment in Japanese Issuers" and (for a further description of Japan) Appendix E, to the Statement of Additional In-formation.

The Portfolio seeks to minimize investment risk by limiting its portfolio in-vestments to high-quality debt securities of U.S. or foreign governments or supranational organizations, high-quality U.S. or foreign corporate debt secu-rities, including commercial paper and high-quality debt obligations of banks and bank holding companies. The Portfolio's investments consist only of debt securities rated within one of the two highest grades assigned by S&P or Moody's or, if unrated, judged by the Adviser and Sub-Adviser to be of comparable quality. See "Other Investment Policies and Techniques -- Securities Ratings" and Appendix
A. Pending investment, to maintain liquidity or for temporary defensive purpos-es, the Portfolio may commit all or any portion of its assets to cash or money market instruments of U.S. or foreign issuers. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of forward foreign currency exchange contracts and other hedging techniques. For a discussion of these investment policies of the Portfolio, see "Other Investment Policies and Techniques -- Hedging Techniques," below.

The Portfolio may invest in debt securities issued by supranational organiza-tions such as: the International Bank for Reconstruction and Development (com-monly referred to as the "World Bank"), which was chartered to finance develop-ment projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the Eu-ropean Coal and Steel Community, which is an economic cooperative whose members are various European nations' steel and coal industries; and the Asian Develop-ment Bank, which is an international development bank established to lend port-folios, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

The Portfolio may invest in debt securities denominated in the European Cur-rency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Min-isters of the European Union to reflect changes in relative values of the un-derlying currencies. The Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

For a description of certain risks associated with investing in foreign securi-ties, see "Other Investment Policies and Techniques -- Foreign Securities," be-low.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO

The North American Government Income Portfolio's investment objective is to seek the highest level of current income, consistent with what the Adviser con-siders to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, Mexico and Argentina, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentali-ties or authorities ("Government Securities"). The Portfolio seeks high current yields by investing in Government Securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dol-lar. In addition, the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Gov-ernment securities"). The Portfolio expects that it will not retain a debt se-curity which is down-graded below BBB or Baa, or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio. There may be circumstances, however, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Portfolio has substantial investments, under which the Portfolio, after considering all the circumstances, would conclude that it is in the best interests of the shareholders to retain its holdings in securities of that issuer. The average weighted maturity of the Portfolio's portfolio of fixed-income securities is expected to vary between one year or less and 30 years. See "Other Investment Policies and Techniques -- Fixed-In-come Securities." The Portfolio will utilize certain other investment tech-niques, including options and futures.

The Adviser believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will bene-fit the economic performance of all three countries and promote greater corre-lation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso. See, however, "General Information About the United Mexican States" and the Fund's Statement of Additional Information with respect to the current economic crisis and Peso devaluation in Mexico.

The Portfolio may invest its assets in Government Securities considered in-vestment grade or higher (i.e., securities rated at least BBB by S&P or at least Baa by Moody's or, if not so rated, of equivalent investment quality as determined by the Portfolio's Adviser). See "Other Investment Policies and Techniques -- Securities Ratings," "-- Investments in Fixed-Income Securities Rated Baa and BBB" and Appendix A.

The Portfolio's Adviser will actively manage the Portfolio's assets in rela-tion to market conditions and general economic conditions in the United States, Canada and Mexico and elsewhere, and will adjust the Portfolio's in-vestments in Government Securities based on its perception of which Government Securities will best enable the Portfolio to achieve its investment objective. In this regard, subject to the limitations described above, the percentage of assets invested in a particular country or denominated in a particular cur-rency will vary the Portfolio's Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

The Portfolio will invest at least, and normally substantially more than, 65% of its total assets in Government Securities. To the extent that its assets are not invested in Government Securities, however, the Portfolio may invest the balance of its total assets in debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies and are rated investment grade or, if not so rated, are of equivalent investment quality as determined by the Portfolio's Adviser. The Portfolio will not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, pro-vided, however, that the Portfolio may invest up to 25% of its total assets in Argentine Government Securities. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in income-producing securities.

U.S. Government Securities. Securities issued or guaranteed by the United States Government, its agencies or instrumentalities include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally matu-rities of greater than 10 years), all of which are backed by the full faith and credit of the United States, and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mort-gage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. See the Statement of Additional Information for a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

U.S. Government Securities in which the Portfolio may invest also include "zero coupon" Treasury securities, which are U.S. Treasury bills that are issued without interest coupons, U.S. Treasury notes and bonds which have been stripped of their unma-tured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but; instead, is issued and traded at a discount from its face amount. The discount varies depending on the time re-maining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than those of interest-bearing securi-ties, and are likely to respond to changes in interest rates to a greater de-gree than otherwise comparable securities that do pay periodic interest. Cur-rent federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was pur-chased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distribu-tions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if neces-sary, greater than the total amount of cash that the Portfolio has actually re-ceived as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securi-ties for this purpose.

Currently the only U.S. Treasury security issued without coupons is the Trea-sury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS pro-gram interest and principal payments on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undi-vided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indi-cated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securi-ties. The Portfolio disagrees with the staff's interpretation but has under-taken that it will not invest in such securities until final resolution of the issue. If such securities are deemed to be U.S. Government Securities the Port-folio will not be subject to any limitations on their purchase.

U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate.

Canadian Government Securities. Canadian Government Securities include the sovereign debt of Canada or any of its Provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Is-land, Quebec and Saskatchewan). Canadian Government Securities in which the Portfolio may invest include Government of Canada bonds and Government of Can-ada Treasury bills. The Bank of Canada, acting on behalf of the federal govern-ment, is responsible for the distribution of these bonds and Treasury bills. The Bank of Canada offers new issues, as approved by the Government, to spe-cific investment dealers and banks. Government of Canada Treasury bills are debt obligations with maturities of less than one year. A new issue of Govern-ment of Canada bonds frequently consists of several different bonds with vari-ous maturity dates representing different segments of the yield curve with ma-turities ranging from one to 25 years. The Bank of Canada usually purchases a pre-determined amount of each issue.

All Canadian Provinces have outstanding bond issues and several Provinces also guarantee bond issues of Provincial authorities, agents and Crown corporations. Each new issue yield is based upon a spread from an outstanding Government of Canada issue of comparable term and coupon. Spreads in the marketplace are de-termined by various factors, including the relative supply and the rating as-signed by the rating agencies.

Many Canadian municipalities, municipal financial authorities and Crown corpo-rations raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Gov-ernment Securities and trade similarly to such securities.

The Canadian municipal market may be less liquid than the Provincial bond market.

Canadian Government Securities in which the Fund may invest include a modified pass-through vehicle issued pursuant to the program (the "NHA MBS Program") es-tablished under the National Housing Act of Canada ("NHA"). Certificates issued pursuant to the NHA MBS Program ("NHA Mortgage-Related Securities") benefit from the guarantee of the Canada Mortgage and Housing Corporation ("CMHC", a federal Crown corporation that is (except for certain limited purposes) an agency of the Government of Canada whose guarantee (similar to that of GNMA in the United States) is an unconditional obligation of the Government of Canada in most circumstances.

Mexican Government Securities. The Portfolio may invest in Mexican Government Securities of investment grade quality. As of the date of this Prospectus, there are five Mexican Government Securities denominated in the Mexican Peso that have been rated investment grade by either S&P or Moody's. These five Mex-ican Government Securities are Cetes and Tesobonos, each rated A-2 by S&P, and Ajustabonos, Bondes and Udibonos, each rated BBB+/stable by S&P. The Portfo-lio's Adviser, however, believes that there are other Peso-denominated Mexican Government Securities that are of investment grade quality. Currently Floating Rate Notes, rated BB+/stable by S&P, is the only Mexican Government Security denominated in U.S. Dollars that is rated investment grade by S&P. If qualified investments of this nature appear in the future, the Portfolio will consider them for investment.

Mexican Government Securities denominated and payable in the Mexican Peso include: (i) Cetes, which are book-entry securities sold directly by the Mexi-can government on a discount basis and with maturities that range from seven to 364 days; (ii) Bondes, which are long-term development bonds issued directly by the Mexican government with a minimum term of 364 days; and (iii) Ajustabonos, which are adjustable bonds with a minimum three-year term issued directly by the Mexican government with the face amount adjusted each quarter by the quar-terly inflation rate as of the end of the preceding month.

Argentine Government Securities. The Portfolio may invest up to 25% of its to-tal assets in Argentine Government Securities that are denominated and payable in the Argentine Peso. Argentine Government Securities include: (i) Bono de In-version y Crecimiento ("BIC"), which are investment and growth bonds issued di-rectly by the Argentine government with maturities of ten years; (ii) Bono de Consolidacion Economica ("BOCON"), which are economic consolidation bonds is-sued directly by the Argentine government with maturities of ten years and
(iii) Bono de Credito a la Exportacion ("BOCREX"), which are export credit bonds issued directly by the Argentine government with maturities of four years. To date, Argentine Government Securities are not rated by either S&P or Moody's. The Adviser, however, believes that there are Argentine Government Se-curities that are of investment grade quality.

General Information About Canada. Canada consists of a federation of ten Prov-inces and two federal territories (which generally fall under federal authori-ty) with a constitu-tional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, cur-rency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system with business or-ganizations ranging from small owner-operated businesses to large multina-tional corporations. Manufacturing and resource industries are large contribu-tors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing econ-omy to a predominantly service-based one. Agriculture and other primary pro-duction play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral re-sources.

Canadian Dollars are fully exchangeable into U.S. Dollars without foreign ex-change controls or other legal restriction. Since the major developed country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major devel-oped-country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate gen-erally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Between 1991 and 1995, Canada experienced a weakening of its currency. In January 1995, the Canadian Dollar fell to a nine-year low against the U.S. Dollar, decreasing in value compared to the U.S. Dollar by approximately 20% from October 1991. During 1995 and 1996, how-ever, the Canadian Dollar remained steady in value against the U.S. Dollar at a level of approximately 4% above that low. The range of fluctuation that oc-curred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

General Information About The United Mexican States. The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico
City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

While in recent years the Mexican economy has experienced improvement in a number of areas, including seven consecutive years (1987-1994) of growth in gross domestic product and a substantial reduction in the rate of inflation and in public sector financial deficit, beginning in 1994, Mexico has experi-enced an economic crisis that led to the devaluation of the Peso in December 1994. Much of the past improvement in the Mexi-can economy has been attributable to a series of economic policy initiatives initiated by the Mexican government over the past decade, which seek to modern-ize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, estab-lish a competitive and stable currency exchange rate, liberalize trade restric-tions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government has been proceeding with a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment. The adoption effective January 1, 1994 by Canada, the United States and Mexico of the North American Free Trade Agreement could also contribute to the growth of the Mexican econo-my.

In 1994 Mexico faced internal and external conditions that resulted in an eco-nomic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weaken-ing economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and do-mestic interest rates, a contraction in real gross domestic product and a li-quidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and a new so-cial accord among the government, business and labor sectors of the country was entered into in an effort to stabilize the economy and the financial markets. To help relieve Mexico's economy, the Mexican government also obtained finan-cial assistance from the United States, other countries and certain interna-tional agencies conditioned upon the implementation and continuation of the economic reform program.

While the Mexican economy has stabilized, and is emerging from a recession, it continues to suffer from high inflation and high interest rates. Its gross do-mestic product grew in the second quarter of 1996 after declining for five con-secutive quarters. The Mexican government has projected a 3.7% increase in the gross domestic product for 1996 from 1995 and a 4% increase for 1997 from 1996. In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. It can-not be accurately predicted whether these accords will achieve their objec-tives. Mexico's economy may also be influenced by international economic condi-tions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions. There is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In August 1976, the Mexican government established a policy of allowing the Mexican Peso to float against the U.S. Dollar and other currencies. Under this policy, the value of the Mexican Peso consistently declined against the U.S. Dollar. Under economic policy initiatives implemented since December 1987, the Mexican gov-ernment introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations con-tinued until December 1994. On December 20, 1994, the Mexican government an-nounced a new policy that would allow a more substantial yet still controlled devaluation of the Mexican Peso. On December 22, 1994 the Mexican government announced that it would not continue with the policy announced two days ear-lier and would instead permit the Peso to float against other currencies, re-sulting in a continued decline against the U.S. Dollar. From December 22, 1994 through February 15, 1996, the Mexican Peso decreased in value compared to the U.S. Dollar by approximately 40%. In 1996, the average annual Peso-Dollar ex-change rate decreased approximately 15% from that in 1995, which itself had decreased approximately 47% from that in 1994.

Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

General Information About the Republic of Argentina. The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

The military has intervened in the political process on several occasions since the 1930's and has ruled the country for 22 of the past 65 years. The most recent military government ruled the country from 1976 to 1983. Four un-successful military uprisings have occurred since 1983, the most recent in De-cember 1990.

Shortly after taking office in 1989, the country's current President adopted market-oriented and reformist policies, including a large privatization pro-gram, a reduction in the size of the public sector and an opening of the econ-omy to international competition.

In the decade prior to the current announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high lit-eracy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, gross domestic product increased for four consecutive years before declining in 1995. By the second quarter of

1996, however, gross domestic product had increased 4.8% from the second quar-ter of 1995 and preliminary data for the third quarter of 1996 indicate a 6.6% increase from the third quarter of 1995. The rate of inflation is generally viewed to be under control.

Significant progress was also made between 1991 and 1994 in rescheduling Ar-gentina's debt with both external and domestic creditors, which improved fis-cal cash flows in the medium terms and allowed a return to voluntary credit markets. Further reforms are currently being implemented in order to sustain and continue the progress to date. There is no assurance that Argentina's eco-nomic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In 1995 economic policy was directed toward the effects of the Mexican cur-rency crisis. The Mexican currency crisis led to a run on bank deposits, which was brought under control by a series of measures designed to strengthen the financial system. The measures included the "dollarization" of banking re-serves, the establishment of two trust funds, and the implementation of lim-ited deposit insurance.

In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by foreign exchange reserves, in an ef-fort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dol-lar has remained approximately one to one. The fixed exchange rate has been instrumental in stabilizing the economy, but has not reduced pressures from a slow-growth economy and record unemployment. It is not clear that the govern-ment will be able to resist pressure to devalue the currency. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and future rates of exchange cannot be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign cur-rency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. On September 8, 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the new legislation, foreign investors will be permitted to remit profits at any time.

 ADDITIONAL INVESTMENT POLICIES AND PRACTICES

The North American Government Income Portfolio may utilize various investment strategies to hedge its investment portfolio against currency and other risks. The Portfolio may write covered put and call options and purchase put and call options on U.S. and foreign securities exchanges and over-the-counter, enter into contracts for the purchase and sale for future delivery of fixed income securities or foreign currencies or contracts based on financial indices or common stocks and purchase and write put and call options on such futures con-tracts or on foreign currencies and purchase or sell forward foreign currency exchange contracts. In furtherance of its investment policies, the Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors and may purchase and sell options on fixed income securities. The Portfolio may also enter into for-ward commitments for the purchase or sale of securities, enter into repurchase agreements, standby commitments and make secured loans of its portfolio securi-ties. See "Other Investment Policies and Techniques."

Risks of Investments in Foreign Securities. Investing in securities issued by foreign governments involves considerations and possible risks not typically associated with investing in U.S. Government Securities. For a description of certain risks associated with investing in foreign securities, see "Other In-vestment Policies and Techniques -- Foreign Securities," below.

The Portfolio believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the risks of investment in foreign securities are not likely to have a material adverse effect on the Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The risks of investment in foreign securities described in "Other Investment Policies and Techniques --Foreign Securities," below are more likely to have a material adverse effect on the Portfolio's investments in the securi-ties of Mexican and other non-Canadian Foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian Foreign cur-rencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of non-Canadian Government Securities as expressed in U.S. dollars.

Currency Risks. Because Portfolio assets will be invested in fixed income secu-rities denominated in the Canadian Dollar, the Mexican Peso and other foreign currencies and because a substantial portion of the Portfolio's revenues will be received in currencies other than the U.S. Dollar, the U.S. Dollar equiva-lent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. These changes will also affect the Portfolio's income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio dis-tributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Other Investment Policies and Techniques -- Hedging Techniques."

GLOBAL DOLLAR GOVERNMENT PORTFOLIO

The Global Dollar Government Portfolio's primary investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation. In seeking to achieve these objectives, the Portfolio will invest at least 65% of its total assets in fixed income securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guar-anteed by foreign governments ("Sovereign Debt Obligations"). The Portfolio's investments in Sovereign Debt Obligations will emphasize obligations of a type customarily referred to as "Brady Bonds," that are issued as part of debt restructurings and that are collateralized in full as to principal due at ma-turity by zero coupon obligations issued by the U.S. government, its agencies or instrumentalities ("Collateralized Brady Bonds"). The Portfolio may also invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed in-come securities. The Portfolio will limit its investments in Sovereign Debt Obligations and U.S. and non-U.S. corporate fixed income securities to U.S. dollar denominated securities. The Adviser expects that, based upon current market conditions, the Fund's portfolio of U.S. fixed-income securities will have an average maturity range of approximately nine to 15 years and the Fund's portfolio of non-U.S. fixed-income securities will have an average ma-turity range of approximately 15 to 25 years. The Adviser anticipates that the Fund's portfolio of sovereign debt obligations will have a longer average ma-turity.

With respect to its investments in Sovereign Debt Obligations and non-U.S. corporate fixed income securities, the Fund will emphasize investments in countries that are considered emerging market countries at the time of pur-chase. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (commonly referred to as the "World Bank"). The Portfolio anticipates that a substantial part of its initial investment focus will be in the U.S. dollar denominated securities or obligations of Argentina, Brazil, Mexico, Morocco, the Philippines and Venezu-ela because these countries are now, or are expected by the Adviser at a fu-ture date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in the Adviser's opinion, will provide the most attractive investment opportunities for the Portfolio. See Appendix E to the Fund's Statement of Additional Information for informa-tion about those six countries. The Adviser anticipates that other countries that will provide initial investment opportunities for the Portfolio include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay. See "Brady Bonds" below.

The Portfolio may invest up to 30% of its total assets in the Sovereign Debt Obligations and corporate fixed income securities of issuers in any one of Ar-gentina, Brazil, Mexico, Morocco, the Philippines or Venezuela, and the Port-folio will limit investments in the Sovereign Debt Obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Portfolio expects that it will not invest more than 10% of its total assets in the Sovereign Debt Obligations and corporate fixed income securities of issuers in any other single foreign coun-try. At present, each of the above-named countries is an "emerging market coun-try."

In selecting and allocating assets among countries, the Adviser will develop a long-term view of those countries and will analyze sovereign risk by focusing on factors such as a country's public finances, monetary policy, external ac-counts, financial markets, stability of exchange rate policy and labor condi-tions. In selecting and allocating assets among corporate issues within a given country, the Adviser will consider the relative financial strength of issues and expects to emphasize investments in securities of issuers that, in the Ad-viser's opinion, are undervalued within each market sector. The Portfolio is not required to invest any specified minimum amount of its total assets in the securities or obligations of issues located in any particular country.

Sovereign Debt Obligations held by the Portfolio will take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other Sovereign Debt Obligations. Sovereign Debt Obligations held by the Portfolio generally will not be traded on a securities exchange. The U.S. and non-U.S. corporate fixed income securities held by the Portfolio will include debt securities, convert-ible securities and preferred stocks of corporate issuers. The Portfolio will not be subject to restrictions on the maturities of the securities it holds. The Adviser expects that, based upon current market conditions, the Portfolio's investment portfolio of U.S. fixed-income securities will have an average matu-rity range of approximately 9 to 15 years and the Portfolio's portfolio of non-U.S. fixed income securities will have an average maturity range of approxi-mately 15 to 25 years. The Adviser anticipates that the Portfolio's portfolio of Sovereign Debt Obligations will have a longer average maturity.

Substantially all of the Portfolio's assets will be invested in high yield, high risk debt securities that are lower-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predomi-nantly speculative as regards the issuer's capacity to pay interest and repay principal. See "Other Investment Policies and Techniques -- Securities Rat-ings," "-- Investment in Lower-Rated Fixed-Income Securities" and "Appendix A."

A substantial portion of the Portfolio's investments will be in (i) securities which were initially issued at discounts from their face values ("Discount Ob-ligations") and (ii) securities purchased by the Portfolio at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "original issue discount" pre-viously accrued thereon, i.e., purchased at a "market discount." Under current federal tax law and in furtherance of its primary investment objective of seek-ing high current income, the Portfolio will accrue as current income each year a portion of the original issue and/or market discount at which each such obli-gation is purchased by the Portfolio even though the Portfolio does not receive during the year cash interest payments-on the obligation corresponding to the accrued discount. Under the minimum distribution requirements of the Code, the Portfolio may be required to pay out as an income distribution each year an amount significantly greater than the total amount of cash interest the Portfolio has actually received as in-terest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. The risks associated with holding illiquid may be accentuated at such times. The Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities in order to make such required distributions or to meet its primary investment objective of high current income. See "Illiquid Securities."

Brady Bonds. As noted above, a significant portion of the Portfolio's invest-ment portfolio will consist of debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Trea-sury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

Dollar-denominated, Collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling inter-est payments based on the applicable interest rate at that time and is ad-justed at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateral-ized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero cou-pon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the sched-uled maturity of the defaulted Brady Bonds, which will continue to be out-standing at which time the face amount of the collateral will equal the prin-cipal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Structured Securities. The Portfolio may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of re-structuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the un-derlying instruments.

The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

Certain issuers of Structured Securities may be deemed to be "investment compa-nies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act described below under "Investment in Other Investment Companies."

Loan Participations and Assignments. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most in-stances to be in the form of participations in Loans ("Participations") and as-signments of all or a portion of Loans ("Assignments") from third parties. The Portfolio may invest up to 25% of its total assets in Participations and As-signments. The government that is the borrower on the Loan will be considered by the Portfolio to be the issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Port-folio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrow-er. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated in-vestment grade or higher (i.e., Baa or higher by Moody's or BBB or higher by S&P).

When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, how-ever, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the as-signing Lender. The assignability of certain Sovereign Debt Obligations is re-stricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have diffi-culty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such se-curities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in re-sponse to a specific economic event such as a deterioration in the creditwor-thiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.

U.S. and Non-U.S. Corporate Fixed Income Securities. U.S and non-U.S. corpo-rate fixed income securities include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread be-tween the yields of lower rated obligations and those of more highly rated is-sues is relatively narrow, the Portfolio may invest in the latter since they may provide attractive returns with somewhat less risk. The Portfolio expects to invest in investment grade securities (i.e. securities rated Baa or better by Moody's or BBB or better by S&P) and in high yield, high risk lower rated securities (i.e., securities rated lower than Baa by Moody's or BBB by S&P and commonly referred to as "junk bonds") and in unrated securities of comparable credit quality. Unrated securities will be considered for investment by the Portfolio when the Adviser believes that the financial condition of the is-suers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's invest-ment objectives and policies. During the Fund's fiscal year ended December 31, 1996, on a weighted average basis, the percentages of the Portfolio's assets invested in securities rated (or considered by the Adviser to be of equivalent quality to securities rated) in particular rating categories were 8% in A and above, 8% in Ba or BB, 4% in B, 1% in CC and 79% in non-rated. See "Certain Risk Considerations" for a discussion of the risks associated with the Portfo-lio's investments in U.S. and non-U.S. corporate fixed income securities.

Investment in Other Investment Companies. The Portfolio may invest in other investment companies whose investment objec-tives and policies are consistent with those of the Portfolio. In accordance with the 1940 Act, the Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in the securities of any investment company. If the Portfolio acquired shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including manage-ment and advisory fees) and, indirectly, the expenses of such investment com-panies (including management and advisory fees).

Warrants. The Portfolio may invest in warrants, which are securities permit-ting, but not obligating, their holder to subscribe for other securities. The Portfolio may invest in warrants for debt securities or warrants for equity securities that are acquired as units with debt instruments. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not repre-sent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of in-vestments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. The Portfolio does not intend to retain in its portfolio any common stock received upon the exer-cise of a warrant and will sell the common stock as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale. The Portfolio does not intend to retain in its portfolio any warrant for equity securities acquired as a unit with a debt instrument, if the warrant begins to trade separately from the related debt instrument.

Reverse Repurchase Agreements and Dollar Rolls. The Portfolio may also use re-verse repurchase agreements and dollar rolls as part of its investment strate-gy. Reverse repurchase agreements involve sales by the Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the in-terest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

The Portfolio may enter into dollar rolls in which the Portfolio sells securi-ties for delivery in the current month and simultaneously contracts to repur-chase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and in-terest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The Portfolio will establish a segregated account with its custodian in which it will maintain cash and/or liquid high grade debt securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to re-purchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolio. Under the requirements of the 1940 Act, the Portfolio is required to maintain an asset coverage of at least 300% of all borrowings. Reverse repurchase agreements and dollar rolls, together with any borrowing will not exceed 33% of the Portfolio's total assets, less liabilities other than any borrowing.

Short Sales. The Portfolio may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Portfolio may not make a short sale if more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed secu-rity, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. See "Investment Restrictions" in the Statement of Additional Information. See "Dividends, Distributions and Tax-es -- Tax Straddles" in the Statement of Additional Information for a discus-sion of certain special Federal income tax considerations that may apply to short sales which are entered into by the Fund.

In furtherance of its investment policies, the Portfolio may, without limit, enter into interest rate swaps and may purchase or sell interest rate caps and floors and may purchase and sell options on fixed income securities and indi-ces thereof. The Portfolio may also enter into forward commitments for the purchase or sale of securities, enter into repurchase agreements, standby com-mitments and make secured loans of its portfolio securities. See "Other In-vestment Policies and Techniques."

Future Developments. The Portfolio may, following written notice to its share-holders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both con-sistent with the Portfolio's investment objectives and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

Sovereign Debt Obligations. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Portfolio will invest. Re-duced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific eco-nomic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Portfolio to obtain accurate market quota-tions for purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in Sovereign Debt Obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willing-ness of a foreign government to make or provide for timely payments of its ob-ligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The Sovereign Debt Obligations in which the Portfolio will invest in most cases pertain to countries that are among the world's largest debtors to com-mercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructur-ing of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by ne-gotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance inter-est payments. Certain governments have not been able to make payments of in-terest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, includ-ing export performance, and its access to international credits and invest-ments. To the extent that a country receives payment for its exports in cur-rencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign govern-ments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a with-drawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

The Portfolio is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Portfolio's investment objectives. The Portfolio may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For exam-ple, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly dimin-ished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applica-ble to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign gov-ernments in the event of default under commercial bank loan agreements.

U.S. Corporate Fixed Income Securities. The U.S. corporate fixed income secu-rities in which the Portfolio will invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corpo-rate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced man-agement as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corpo-rate fixed income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such invest-ment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applica-ble U.S. bankruptcy, moratorium and other similar laws.

UTILITY INCOME PORTFOLIO

The Utility Income Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income se-curities of companies in the utilities industry. The Portfolio may invest in securities of both United States and foreign issuers, although no more than 15% of the Portfolio's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other com-panies providing communication facilities for the public, or (ii) the provi-sion of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste dis-posal system provision, solid waste electric generation, independent power producers and non-utility generators. As a matter of fundamental policy, the Portfolio will, under normal circumstances, invest at least 65% of the value of its total assets in securities of companies in the utilities industry. The Portfolio con-siders a company to be in the utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consol-idated basis, is derived from its utilities activities. At least 65% of the Portfolio's total assets are to be invested in income-producing securities.

The Portfolio's investment objective and policies are designed to take advan-tage of the characteristics and historical performance of securities of compa-nies in the utilities industry. Many of these companies have established a rep-utation for paying regular dividends and for increasing their common stock div-idends over time. In evaluating particular issuers, the Adviser will consider a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to invest-ments in equity securities, the Adviser will consider the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Portfolio.

The Portfolio will invest in equity securities, such as common stocks, securi-ties convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities, such as bonds and preferred stocks. There are no fixed percentage limits on the allocation of the Portfolio's investments between equity securities and fixed income securities. Rather, the Portfolio will vary the percentage of assets invested in any one type of security based upon the Adviser's evaluation as to the appropriate portfolio structure for achieving the Portfolio's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential. The values of fixed-income securities change as the general levels of interest rates fluctuate. When interest rates decline, the values of fixed income secu-rities can be expected to increase, and when interest rates rise, the values of fixed income securities can be expected to decrease. The Adviser expects that the average weighted maturity of the Portfolio's portfolio of fixed-income se-curities may, depending upon market conditions, vary between 5 and 25 years.

The Portfolio may maintain up to 35% of its net assets in fixed-income securi-ties rated below Baa by Moody's or below BBB by S&P or Fitch Investors Service, Inc. ("Fitch") or, if not rated, of comparable investment quality as determined by the Adviser. Such high-risk, high-yield securities (commonly referred to as "junk bonds") are considered to have speculative or, in the case of relatively low ratings, predominantly speculative characteristics. See "Other Investment Policies and Techniques--Securities Ratings,"

"--Investment in Lower-Rated Fixed-Income Securities" and Appendix A. The Port-folio will not retain a security which is down-graded below B, or if unrated, determined by the Adviser to have undergone similar credit quality deteriora-tion subsequent to purchase.

Convertible Securities. Utilities frequently issue convertible securities. Con-vertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general character-istics as non-convertible debt securities, which provide a stable stream of in-come with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convert-ible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally of-fer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. The Portfolio may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above.

Rights and Warrants. The Portfolio may invest up to 5% of its net assets in rights or warrants which entitle the holder to buy equity securities at a spe-cific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's portfolio.

 UTILITIES INDUSTRY

United States Utilities. The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of ma-jor construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into un-regulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their historical territories. At this time, there are certain institutional impediments to the wide-scale deregulation of electric utilities, including among other things, limitations on the redistri-bution of power. The Adviser believes, however, that recent developments, in-cluding the enactment of the Energy Policy Act of 1992, may alleviate certain existing restrictions.

Electric utilities that use coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regu-lation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with uncompleted nuclear power facilities may have problems complet-ing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expen-sive power from other entities, and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

Rates of return of utility companies generally are subject to review and limi-tation by state public utilities commissions and tend to fluctuate with mar-ginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been ad-versely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the affects of the break-up of American Telephone & Tele-graph Company, including increased competition and rapidly developing technolo-gies with which traditional telephone companies now compete. Potential sources of competition and new products are cable television systems, shared tenant services and other noncarrier systems, which are capable of bypassing tradi-tional telephone services providers' local plants, either completely or par-tially, through substitutions of special access for switched access or through concentration of telecommunications traffic on fewer of the traditional tele-phone services providers' lines. Although there can be no assurance that in-creased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in the Adviser's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Less traditional utility companies are emerging as new technologies develop and as old technologies are refined. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environ-mental and nuclear safety regulations, service interruption due to environmen-tal, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies' earnings or resulting in losses. There can also be no assur-ance that regulatory policies or accounting standard changes will not nega-tively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposi-tion of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are sub-ject to the risk that such authorities will not authorize increased rates. In addition, because of the Portfolio's policy of concentrating its investments in securities of utility companies, the Portfolio may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the utilities industry. Under market conditions that are unfavorable to the utilities industry, the Adviser may significantly reduce the Portfolio's investment in that industry.

The average common stock yield of utilities historically has exceeded that of industrial stocks by a wide margin. For example, the stocks in the Standard & Poor's Utilities index had an average yield of 4.97% for 1996, more than twice the 1.93% average yield for the stocks in the Standard & Poor's Industrials in-dex. As the dividends on utility common stocks have increased, average total returns experienced by investors in utility stocks over the last ten years have been superior to those provided by industrial stocks when measured by such widely accepted indexes as Standard & Poor's. There can be no assurance that the historical investment performance for any industry, including the utilities industry, is indicative of future performance.

Foreign Utilities. Foreign utility companies, like utility companies located in the United States, are generally subject to regulation, although such regula-tions may or may not be comparable to those in the United States. Foreign util-ity companies in certain countries may be more heavily regulated by their re-spective governments than utility companies located in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution that those used in the United States such utilities may, in the future, be required to invest in pollution control equipment if the countries in which the utilities are located adopt pollution restrictions that more closely resemble United States pollution restrictions. Foreign utility regulatory systems vary from country to country and may evolve in ways differ-ent from regulation in the United States.

The Portfolio's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility compa-nies currently are government-owned, thereby limiting current investment oppor-tunities for the Portfolio, the Adviser believes that, in order to attract sig-nificant capital for growth, some foreign governments may engage in a program of privatization of their utilities industry, and that the securities issued by privatized utility companies may offer attractive investment opportunities with the potential for long-term growth.

Privatization, which refers to the trend toward investor ownership, rather than gov-ernment ownership, of assets is expected to occur both in newer, faster-grow-ing economies and in mature economies. In addition, efforts toward moderniza-tion in Eastern Europe, as well as the potential of economic unification of European markets, in the view of the Adviser, may improve economic growth, re-duce costs and increase competition in Europe, which could result in opportu-nities for investment by the Portfolio in utilities industries in Europe.
There can be no assurance that securities of privatized companies will be of-fered to the public or to foreign companies such as the Portfolio, or that in-vestment opportunities in foreign markets for the Portfolio will increase for this or other reasons.

The percentage of the Portfolio's assets invested in issuers of particular countries will vary depending on the relative yields and growth and income po-tential of such securities, the economies of the countries in which the in-vestments are made, interest rate conditions in such countries and the rela-tionship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. As mentioned above, the Portfolio will not invest more than 15% of its total assets in issuers in any one foreign country. See "Other Investment Policies and Techniques -- Foreign Securities."

 OTHER SECURITIES

While the Portfolio's investment strategy normally emphasizes securities of companies in the utilities industry, the Portfolio may, where consistent with its investment objective, invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign issuers other than companies in the utilities industry, including (i) U.S. Government Securities and repur-chase agreements pertaining thereto, as discussed below, (ii) foreign securi-ties, as discussed below, (iii) corporate fixed-income securities of domestic issuers of quality comparable to the fixed-income securities described above,
(iv) certificates of deposit, bankers' acceptances and interest-bearing sav-ings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, (v) commercial paper of prime quality rated Prime 1 or higher by Moody's or A-1 or higher by S&P or, if not rated, issued by companies which have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P, (vi) equity securities of domestic corporate issuers, and (vii) the additional derivative vehicles discussed below under the caption "Investment Practices."

U.S. Government Securities. U.S. Government Securities include: (i) U.S. Trea-sury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (gen-erally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including govern-ment guaranteed mortgage-related securities. Some such obligations are backed by the full faith and credit of the U.S. Trea-sury, e.g., direct pass-through certificates of the Government National Mort-gage Association, some are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. See Appendix A to the Statement of Addi-tional Information for a further description of obligations issued or guaran-teed by U.S. Government agencies or instrumentalities.

U.S. Government Securities do not generally involve the credit risks associ-ated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Gov-ernment Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

Foreign Securities. Foreign fixed-income securities in which the Portfolio in-vests may include fixed-income securities of quality comparable to the fixed-income securities described above as determined by the Adviser (i) issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities (collectively, "Government Entities") and (ii) of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars (including fixed-income securities of a Government Entity or foreign corporate issuer in a country de-nominated in the currency of another country). The Portfolio may also invest in equity securities of foreign corporate issuers. See "Investment Objective and Policies -- Utilities Industry -- Foreign Utilities." For a description of certain risks associated with investment in foreign securities, see "Other In-vestment Policies and Techniques -- Foreign Securities," below.

In addition to purchasing corporate securities of foreign issuers in foreign securities markets, the Portfolio may invest in American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and other types of Depository Re-ceipts (which, together with ADRs and GDRs, are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be con-verted. In addition, the issuers of the stock of unsponsored Depositary Re-ceipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typ-ically issued by a United States bank or trust company which evidence owner-ship of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in reg-istered form are designed for use in the U.S. securities markets and Deposi-tary Receipts in bearer form are designed for use in foreign securities markets. For purposes of the Portfolio's investment policies, the Portfolio's investments in ADRs will be deemed to be investments in securities issued by United States issuers and the Portfolio's investments in GDRs and other types of Depositary Receipts will be deemed to be investments in the un-derlying securities.

The Portfolio will also be authorized to invest in securities of supranational entities denominated in the currency of any country. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of su-pranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. The gov-ernmental members, or "stockholders," usually make initial capital contribu-tions to the supranational entity and in many cases are committed to make ad-ditional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. The Portfolio may, in addition, invest in securities denominated in European Currency Units. A Euro-pean Currency Unit is a basket of specified amounts of the currencies of the fifteen member states of the European Union. The Portfolio is further autho-rized to invest in "semi-governmental securities," which are securities issued by entities owned by either a national state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers. An example of a semi-gov-ernmental issuer is the City of Stockholm.

 INVESTMENT PRACTICES

The Portfolio may utilize various investment strategies to hedge its invest-ment portfolio against currency and other risks. The Portfolio may write cov-ered put and call options and purchase put and call options on U.S. and for-eign securities exchanges and over-the-counter, enter into contracts for the purchase and sale for future delivery of fixed income securities or foreign currencies or contracts based on financial indices or common stocks and pur-chase and write put and call options on such futures contracts or on foreign currencies and purchase or sell forward foreign currency exchange contracts. In furtherance of its investment policies, the Portfolio may enter into inter-est rate swaps and may purchase or sell interest rate caps and floors and may purchase and sell options on fixed income securities. The Portfolio may also enter into forward commitments for the purchase or sale of securities, enter into repurchase agreements, standby commitments and make secured loans of its portfolio securities. See "Other Investment Policies and Techniques."

Short Sales. The Portfolio may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Portfolio may not make a short sale if more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the secu-rity sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain.

Future Developments. The Portfolio may, following written notice to its share-holders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both con-sistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

GROWTH INVESTORS PORTFOLIO AND CONSERVATIVE INVESTORS PORTFOLIO

The Conservative Investors Portfolio and Growth Investors Portfolio invest in a variety of fixed-income securities, money market instruments and equity se-curities, each pursuant to a different asset allocation strategy, as described below. The term "asset allocation" is used to describe the process of shifting assets among discrete categories of investments in an effort to adjust risk while producing desired return objectives. Portfolio management, therefore, will consist not only of specific securities selection but also of setting, monitoring and changing, when necessary, the asset mix.

Each Portfolio has been designed with a view toward a particular "investor profile." The "conservative investor" has a relatively short-term investment bias, either because of a limited tolerance for market volatility or a short investment horizon. This investor is adverse to taking risks that may result in principal loss, even though such aversion may reduce the potential for higher long-term gains and result in lower performance during periods of eq-uity market strength. Consequently, the asset mix for the Conservative Invest-ors Portfolio attempts to reduce volatility while providing modest upside po-tential. The "growth investor" has a longer-term investment horizon and is therefore willing to take more risks in an attempt to achieve long-term growth of principal. This investor wishes, in effect, to be risk conscious without being risk averse. The asset mix for the Growth Investors Portfolio should therefore provide for upside potential without excessive volatility.

The Adviser has established an asset allocation committee (the "Committee"), all the members of which are employees of the Adviser, which is responsible for setting and continually reviewing the asset mix ranges of each Portfolio. The Committee generally meets at least twice each month. Under normal market conditions, the Committee is expected to change allocation ranges approxi-mately three to five times per year. However, the Committee has broad latitude to establish the frequency, as well as the magnitude, of allocation changes within the guidelines established for each Portfolio. During periods of severe market disruption, allocation ranges may change frequently. It is also possi-ble that in periods of stable and consistent outlook no change will be made.

The Committee's decisions are based on and may be limited by a variety of fac-tors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the appropriate investor profile for each Portfolio. Consequently, asset mix decisions for the Conservative Invest-ors Portfolio particularly emphasize risk assessment of each asset class viewed over the shorter term, while decisions for the Growth Investors Portfo-lio are principally based on the longer term total return potential for each asset class.

The Portfolios are permitted to use a variety of hedging techniques to attempt to reduce market interest rate and currency risks.

 INVESTMENT POLICIES

Conservative Investors Portfolio. The investment objective of the Conservative Investors Portfolio is to achieve a high total return without, in the view of the Adviser, undue risk of principal. The Conservative Investors Portfolio at-tempts to achieve its investment objective by allocating varying portions of its assets among investment grade, publicly traded fixed-income securities, money market instruments and publicly traded common stocks and other equity securities of United States and non-United States issuers. The average weighted maturity of the Portfolio's portfolio of fixed-income securities is expected to vary between less than one year to 30 years. See "Other Investment Policies and Techniques -- Fixed Income Securities."

All fixed-income securities owned by the Portfolio will be of investment grade. This means that they will be in one of the top four rating categories assigned by S&P or Moody's or will be unrated securities of comparable quality as determined by the Adviser. Securities in the fourth such rating category (rated Baa by Moody's or BBB by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such obliga-tions than in the case of higher-rated securities. See "Other Investment Poli-cies and Techniques -- Securities Ratings," "-- Investment in Fixed-Income Se-curities Rated Baa and BBB" and Appendix A. In the event that the rating of any security held by the Conservative Investors Portfolio falls below invest-ment grade (or, in the case of an unrated security, the Adviser determines that it is no longer of investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is considered appropriate in the cir-cumstances.

Equity securities invested in by the Conservative Investors Portfolio will consist of common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants, issued by companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States' economy over time.

The Conservative Investors Portfolio will at all times hold at least 40% of its total assets in investment grade fixed-income securities, each having a duration less than that of a 10-year Treasury bond (the "Fixed Income Core"). The duration of a fixed-income security is the weighted average maturity, ex-pressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Conservative Investors Portfolio is generally expected to hold approxi-mately 70% of its total assets in fixed-income securities (including the Fixed Income Core) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed-income asset class will always comprise at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Portfolio's total assets. The fixed-income class in-cludes money market instruments. For temporary defensive purposes, the Portfo-lio may invest in money market instruments.

Growth Investors Portfolio. The investment objective of the Growth Investors Portfolio is to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Portfolio attempts to achieve its in-vestment objective by allocating varying portions of its assets among a number of asset classes. Equity investments will include publicly traded common stocks and other equity securities of the type in which the Conservative In-vestors Portfolio may invest but may also include equity securities issued by intermediate and small-sized companies with favorable growth prospects, compa-nies in cyclical industries, companies whose securities are temporarily under-valued, companies in special situations and less widely known companies. Fixed-income investments will include investment grade fixed-income securities (including cash and money market instruments) and may include securities that are rated in the lower rating categories by recognized ratings agencies (i.e., Ba or lower by Moody's or BB or lower by S&P) or that are unrated but deter-mined by the Adviser to be of comparable quality. Lower-rated fixed-income se-curities generally provide greater current income than higher rated fixed-in-come securities, but are subject to greater credit and market risk. The Port-folio will not invest more than 25% of its total assets in securities rated below investment grade, that is, securities rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities deemed to be of comparable quality by the Adviser. See "Other Investment Policies and Techniques -- Securities Rat-ings," "-- Investment in Lower-Rated Fixed-Income Securities" and Appendix A.

The Growth Investors Portfolio will at all times hold at least 40% of its to-tal assets in publicly traded common stocks and other equity securities of the type purchased by the Conservative Investors Portfolio (the "Equity Core"). The Growth Investors Portfolio is generally expected to hold approximately 70% of its total assets in equity securities (including the Equity Core) and 30% in fixed-income securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed-income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total as-sets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets. The fixed-income class includes money market instruments. The average weighted maturity of the Portfolio's portfolio of fixed-income securities is expected to vary between less than one year to 30 years. See "Other Invest-ment Policies and Techniques -- Fixed Income Securities." For temporary defen-sive purposes, the Portfolio may invest in money market instruments.

 ADDITIONAL INVESTMENT POLICIES AND TECHNIQUES

Foreign Securities. Each of the Conservative Investors Portfolio and Growth In-vestors Portfolio may invest without limit in securities which are not publicly traded in the United States, although the Conservative Investors Portfolio gen-erally will not invest more than 15% of its total assets, and the Growth In-vestors Portfolio generally will not invest more than 30% of its total assets, in such securities.

The Growth Investors Portfolio may invest a portion of its assets in developing countries or in countries with new or developing capital markets. The risks as-sociated with investment in foreign securities are generally intensified for these investments. These countries may have relatively unstable governments, economies based on only a few industries or securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

The value of foreign investments measured in U.S. dollars will rise or fall be-cause of decreases, respectively, in the value of the U.S. dollar in comparison to the value of the currency in which the foreign investment is denominated. The Portfolios may buy or sell foreign currencies, options on foreign curren-cies, foreign currency futures contracts (and related options) and deal in for-ward foreign currency exchange contracts in connection with the purchase and sale of foreign investments.

For a description of certain risks associated with investing in foreign securi-ties, see "Other Investment Policies and Techniques--Foreign Securities," be-low.

Non-Publicly Traded Securities. Each Portfolio may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The sale of these securi-ties is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, a Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell them at less than fair market value. Investment in these securities is restricted to 5% of a Portfolio's total assets (not including for these purposes Rule 144A Secu-rities, to the extent permitted by applicable law) and is also subject to the Portfolio's restriction against investing more than 15% of total assets in il-liquid securities. To the extent permitted by applicable law, Rule 144A Securi-ties will not be treated as "illiquid" for purposes of the foregoing restric-tion so long as such securities meet liquidity guidelines established by the Board of Directors. See "Other Investment Policies and Techniques -- Illiquid Securities," below.

Mortgage-Backed Securities. Each Portfolio may invest in mortgage-backed secu-rities, including collateralized mortgage obligations or "CMOs." Interest and principal payments (including prepayments) on the mort-gages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are im-portant because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, such prepayments can be expected to accelerate and the Portfolios would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

The Portfolios may also invest in certificates representing rights to receive payments of the interest only or principal only of mortgage-backed securities ("IO/PO Strips"). These securities may be more volatile than other types of securities. IO Strips involve the additional risk of loss of the entire re-maining value of the investment if the underlying mortgages were prepaid.

Adjustable Rate Securities. Each Portfolio may invest in adjustable rate secu-rities. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on ad-justable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate dur-ing a specified period or over the life of the security.

Asset-Backed Securities. Each Portfolio may invest in asset-backed securities which represent fractional interests in pools of leases, retail installment loans or revolving credit receivables, both secured and unsecured. These as-sets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or origina-tor of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receiv-ables tends to dampen the impact of any change in the prepayment level. Certifi-cate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforc-ing the contracts or because of depreciation or damage to the collateral (usu-ally automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Portfolio may invest in other asset-backed securities that may be developed in the future.

Investments in High-Yield Securities. The Growth Investors Portfolio may in-vest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's or BB or lower by S&P, or, if unrated, judged by the Adviser to be of comparable quality ("high-yield secu-rities"). The Growth Investors Portfolio will generally invest in securities with a minimum rating of Caa by Moody's or CCC by S&P or in unrated securities judged by the Adviser to be of comparable quality. However, from time to time, the Portfolio may invest in securities rated in the lowest grades of Moody's
(C) or S&P (D) or in unrated securities judged by the Adviser to be of compa-rable quality, if the Portfolio's management determines that there are pros-pects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or BB or lower (and com-parable unrated securities) are commonly referred to as "junk bonds." Securi-ties rated D by S&P are in default. As of December 31, 1996, 19.8% of the Portfolio's assets were invested in fixed-income securities all rated (or con-sidered by the Adviser to be of equivalent quality to securities rated) in the category A and above. See "Other Investment Policies and Techniques -- Securi-ties Ratings," "-- Investment in Lower-Rated Fixed-Income Securities" and Ap-pendix A.

In the event that the credit rating of a high-yield security held by the Port-folio falls below its rating at the time of purchase (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated since purchased by the Portfolio), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is considered appropriate in the circumstances.

Convertible Securities. Each Portfolio may invest in convertible securities. These securities normally provide a higher yield than the underlying stock but lower than a fixed-income security without the convertible feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock although in some market condi-tions the higher yield tends to make the convertible security less volatile than the underlying common stock. In addition, the price of the convertible security will also vary to some degree inversely with interest rates. Convert-ible debt securities that are rated below BBB (S&P) or Baa (Moody's) or compa-rable unrated securities as determined by the Adviser may share some or all of the risks of high-yield securities. For a description of these risks, see "In-vestments in High-Yield Securities" above.

Zero-Coupon and Payment-in-Kind Bonds.   The Portfolios may at times invest in
so-
called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market in-terest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required to ac-crue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Futures and Options. Each Portfolio may buy and sell stock index futures con-tracts ("index futures") and may buy options on index futures and on stock in-dices for hedging purposes. A Portfolio may buy and sell call and put options on index futures or on stock indices in addition to, or as an alternative to, purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income. The Portfolios may also, for hedging purposes, purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities, including U.S. Treasury bills, notes and bonds. Each Portfolio may also seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest.

The use of futures and options involves certain special risks. Futures and op-tions transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying stock index or security or of the securities in a Portfolio's portfolio that are the subject of a hedge. The successful use of the strategies described above further depends on the Portfolio's Adviser's ability to forecast market movements correctly. Other risks arise from a Portfolio's potential inability to close out its futures or options positions. In addition there can be no as-surance that a liquid secondary market will exist for any future or option at any particular time. Certain provisions of the Internal Revenue Code and cer-tain regulatory requirements may limit the Portfolios' ability to engage in futures and options transactions.

Securities Loans, Repurchase Agreements and Forward Commitments. Each Portfo-lio may lend portfolio securities amounting to not more than 25% of its total assets and may enter into repurchase agreements on up to 25% of its total as-sets. These transactions must be fully collateralized at all times, but in-volve some risk to a Fund if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral. Each Portfolio may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

GROWTH PORTFOLIO

General. The Growth Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio attempts to achieve its objective by investing primarily in equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

The Portfolio invests primarily in common stocks and securities convertible into common stocks such as convertible bonds, convertible preferred stocks and warrants convertible into common stocks. Because the values of fixed-income se-curities are expected to vary inversely with changes in interest rates general-ly, when the Adviser expects a general decline in interest rates, the Portfolio may also invest for capital growth in fixed-income securities. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated at the time of purchase below investment grade, that is, securities rated Ba or lower by Moody's or BB or lower by S&P, or in unrated fixed income securities determined by the Adviser to be of comparable quality. For a description of the ratings referred to above, see Appendix A. For temporary defensive purposes, the Portfolio may invest in money market instruments and repurchase agreements.

Foreign Securities. The Portfolio may invest without limit in securities which are not publicly traded in the United States, although the Portfolio generally will not invest more than 15% of its total assets in such securities.

The value of foreign investments measured in U.S. dollars will rise or fall be-cause of decreases or increases, respectively, in the value of the U.S. dollar in comparison to the value of the currency in which the foreign investment is denominated. The Fund may buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts in connection with the purchase and sale of foreign investments. For a description of certain risks associated with investing in foreign securities, see "Other Investment Policies and Tech-niques -- Foreign Securities," below.

Non-Publicly Traded Securities. The Portfolio may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The sale of these securi-ties is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, the Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are regis-tered under applicable Federal and state securities laws, or may have to sell them at less than fair market value. Investment in these securities is re-stricted to 5% of the Portfolio's total assets (not including for these pur-poses Rule 144A Securities, to the extent permitted by applicable law) and is also subject to the Portfolio's restriction against investing more than 15% of total assets in illiquid securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines es-tablished by the Board of Directors. See "Other Investment Policies and Tech-niques -- Illiquid Securities," below.

Investments in High-Yield Securities. The Growth Portfolio may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's BB or lower by S&P, or, if unrated, judged by the Adviser to be of comparable quality ("high-yield securities"). The Portfo-lio will generally invest in securities with a minimum rating of Caa by Moody's or CCC by S&P or in unrated securities judged by the Adviser to be of compara-ble quality. However, from time to time, the Portfolio may invest in securities rated in the lowest grades of Moody's (C) or S&P (D) or in unrated securities judged by the Adviser to be of comparable quality, if the Portfolio's manage-ment determines that there are prospects for an upgrade or a favorable conver-sion into equity securities (in the case of convertible securities). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly re-ferred to as "junk bonds." Securities rated D by S&P are in default. See "Other Investment Policies and Techniques -- Securities Ratings," "Investment in Low-er-Rated Fixed-Income Securities" and Appendix A. As of December 31, 1996, the percentages of the Portfolio's assets invested in securities rated (or consid-ered by the Adviser to be of equivalent quality to securities rated) in partic-ular rating categories were 0.37% in B and 0% in Caa or CCC.

In the event that the credit rating of a high-yield security held by the Port-folio falls below its rating at the time of purchase (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated since purchased by the Portfolio), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is considered appropriate in the circumstances.

Convertible Securities. The Growth Portfolio may invest in convertible securi-ties. These securities normally provide a higher yield than the underlying stock but lower than a fixed-income security without the convertible feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock although in some market con-ditions the higher yield tends to make the convertible security less volatile than the underlying common stock. In addition, the price of the convertible se-curity will also vary to some degree inversely with interest rates. Convertible debt securities that are rated below BBB (S&P) or Baa (Moody's) or comparable unrated securities as determined by the Adviser may share some or all of the risks of high-yield securities. For a description of these risks, see "Invest-ments in High-Yield Securities" above.

Zero-Coupon and Payment-in-Kind Bonds. The Portfolio may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market in-terest rates than bonds which pay interest currently. Both zero-coupon and pay-ment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless re-quired to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend require-ments.

Futures and Options. The Portfolio may buy and sell stock index futures con-tracts ("index futures") and may buy options on index futures and on stock in-dices for hedging purposes. The Portfolio may buy and sell call and put options on index futures or on stock indices in addition to, or as an alternative to, purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income. The Portfolio may also, for hedging purposes, purchase and sell futures contracts, options thereon and options with respect to the U.S. Treasury securities, including U.S. Treasury bills, notes and bonds. The Portfolio may also seek to increase its current return by writing covered call and put options on securities its owns or in which it may invest.

The use of futures and options involves certain special risks. Futures and op-tions transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying stock index or security or of the securities in the Portfolio's portfolio that are the subject of the hedge. The successful use of the strategies described above further depends on the Adviser's ability to forecast market movements correctly. Other risks arise from the Portfolio's potential inability to close out its futures or options positions. In addition there can be no assurance that a liquid secondary market will exist for any future option at any particu-lar time. Certain provisions of the Internal Revenue Code and certain regula-tory requirements may limit the Portfolio's ability to engage in futures and options transactions.

Securities Loans, Repurchase Agreements and Forward Commitments. The Portfolio may lend portfolio securities amounting to not more than 25% of its total as-sets and may enter into repurchase agreements on up to 25% of its total assets. These transactions must be fully collateralized at all times but involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral. The Port-folio may also purchase securities for future delivery, which may increase its overall investment exposure and involve a risk of loss if the value of the se-curities declines prior to the settlement date.

WORLDWIDE PRIVATIZATION PORTFOLIO

The Worldwide Privatization Portfolio's investment objective is to seek long term capital appreciation. In seeking to achieve its investment objective, as a fundamental policy, the Portfolio will invest at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing, or that have undergone, privatization as described below, although normally, sig-nificantly more of the Portfolio's total assets will be invested in such secu-rities. The bal-ance of the Portfolio's investment portfolio will include securities of compa-nies that are believed by the Adviser to be beneficiaries of the privatization process. Equity securities include common stock, preferred stock, rights or warrants to subscribe for or purchase common or preferred stock, securities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or preferred stock.

Investment in Privatizations. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enter-prises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in the securities of enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of equity securities of a government- or state-owned or controlled company or enterprise (a "state enterprise") that are traded in a recognized national or international securities market (an "initial equity offering"). Secondly, the Portfolio may invest in the securities of a current or former state enterprise following its initial equity offering, in-cluding the purchase of securities in any secondary offerings. Finally, the Portfolio may make privately negotiated investments in a state enterprise that has not yet conducted an initial equity offering. Investments of this type may be structured, for example, as privately negotiated sales of stock or other eq-uity interests in joint ventures, cooperatives or partnerships. In the opinion of the Adviser, substantial potential for appreciation in the value of equity securities of an enterprise undergoing or following privatization exists as the enterprise rationalizes its management structure, operations and business strategy to position itself to compete efficiently in a market economy, and the Portfolio will seek to emphasize investments in the equity securities of such enterprises.

The Portfolio intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, will in-vest in the equity securities of issuers based in at least four, and normally considerably more, countries. The percentage of the Portfolio's assets invested in equity securities of companies based in a particular country will vary in accordance with the Adviser's assessment of the appreciation potential of such securities. There is no restriction, however, on the percentage of the Portfo-lio's assets that may be invested in countries within any one region of the world. To the extent that the Portfolio's assets are invested within any one region, the Portfolio may be subject to any special risks that may be associ-ated with that region. Notwithstanding the foregoing, no more than 15% of the Portfolio's total assets will be invested in securities of issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in securities of issuers in any one of France, Germany, Great Britain, Italy and Japan.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enter-prise to some form of private ownership. In contrast, nationalization is the process through which a government or state assumes control of a privately owned enterprise. Privatizations may take the form of individually negotiated transactions, including trade sales or management buy-outs, or an offering of equity securities. Governments and states with established economies, includ-ing, among others, France, Great Britain, Germany and Italy, and those with developing economies, including, among others, Argentina, Mexico, Chile, Indo-nesia, Malaysia, Poland and Hungary, are currently engaged in privatizations. The Portfolio will invest in the securities of enterprises, in any country, that in the Adviser's opinion present attractive investment opportunities, and the countries in which the Portfolio will invest may change from time to time. It is the Adviser's intention to invest approximately 70% of the Portfolio's total assets in securities of enterprises located in countries with estab-lished economies and the remainder of the Portfolio's assets in securities of enterprises located in countries with developing economies.

The trend toward privatization of state enterprises is a global phenomenon that the Adviser expects will continue into the next century. In addition, the Adviser believes that a global portfolio of equity securities of state enter-prises that are undergoing privatiza- tion offers investors the opportunity for significant capital appreciation relative to local and regional stock mar-ket indices.

A major premise of the Portfolio's investment approach is that, because of the particular characteristics of privatized companies, their equity securities offer investors opportunities for significant capital appreciation. In partic-ular, because privatization programs are an important part of a country's eco-nomic restructuring, equity securities that are brought to the market by means of initial equity offerings frequently are priced to attract investment in or-der to secure the issuer's successful transition to private sector ownership. In addition, these enterprises generally tend to enjoy dominant market posi-tions in their local markets. Because of the relaxation of government controls upon privatization, these enterprises typically have the potential for signif-icant managerial and operational efficiency gains, which, among other factors, can increase their earnings due to the restructuring that accompanies privatization and the incentives management frequently receives.

Individual regions and countries have different histories of involvement in the privatization process. For example, the countries that formerly consti-tuted the Soviet Union and the Eastern Bloc are currently exploring privatization partly as a means of integrating into the international communi-ty, while certain Western European and Latin American countries have had privatization programs in place for more than ten years. The cumulative gross proceeds from major privatizations worldwide increased from $39.5 billion in 1988 to $310 billion in 1994.

Privatization programs are established to address a range of economic, politi-cal or social needs. Privatization is generally viewed as a means to achieve increased efficiency and improve the competitiveness of state enterprises. Western European coun-tries are currently engaged in privatization programs partly as a means of in-creasing government revenues, thereby reducing budget deficits. The reduction of budget deficits recently has become an important objective as Western Euro-pean countries attempt to meet the directives of the European Commission re-garding debt and achieve the target budget deficit levels established by the Maastricht Treaty. In developing market countries, including many of those in Latin America and Asia, privatization is viewed as an integral part of broad economic measures that are designed to reduce external debt and control infla-tion as these countries attempt to meet the directives of the International Bank for Reconstruction and Development (the World Bank) and the International Monetary Fund regarding desirable debt levels. Within Eastern and Central Eu-rope, privatization is also being used as a means of achieving structural eco-nomic changes that will enable Eastern and Central European countries to develop market economies and compete in the world markets.

The privatization of state enterprises is achieved through various methods. A gradual approach is commonly taken at the early stages of privatization within a country. Oftentimes, the government will transfer partial ownership of the enterprise to a corporation or similar entity and occasionally also broaden ownership to employees and citizens while retaining an interest. Occasionally, a few selected foreign minority shareholders are permitted to make private in-vestments at this stage. After the new corporation has operated under this form of ownership for a few years, the government may divest itself completely by means of an equity offering in national and international securities mar-kets. Another approach is the formation of an investment fund owned by employ-ees and citizens that, with the assistance of international managers, operates one or many state enterprises for a set term, after which the government may divest itself of its remaining interest. Foreign investors are often permitted to become minority shareholders of these investment funds. In less gradual privatizations, state enterprises are auctioned to qualified investors through competitive bidding processes in private transactions. Alternatively, equity offerings may be made directly through the local and international securities markets.

Although the Portfolio anticipates that it generally will not concentrate its investments in any industry, it is permitted, under certain conditions, to in-vest more than 25% of its total assets in the securities of issuers whose pri-mary business activity is that of national commercial banking. Prior to concentrating in the securities of national commercial banks, the Fund's Board of Directors would have to determine, based on factors in existence at the time of the determination, such as liquidity, availability of investments and anticipated returns, that the Portfolio's ability to achieve its investment objective would be adversely affected if the Portfolio were not permitted to invest more than 25% of its total assets in those securities. The Adviser an-ticipates that such circumstances could include periods during which returns on or market liquidity of investments in national commercial banks substan-tially exceed those available on investments in other industries. The staff of the Securities and Exchange Commission has in-dicated that, in its view, registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in the securities of issuers in a single industry. The Portfolio disagrees with the staff's position but has undertaken that it will not concentrate in the securi-ties of national commercial banks until, if ever, the issue is resolved. To the extent that the Portfolio invests more than 25% of its total assets in the na-tional commercial banks, the Portfolio's performance could be significantly in-fluenced by events or conditions affecting this industry and the Portfolio's investments may be subject to greater risk and market fluctuation than those of a fund that has in its portfolio securities representing a broader range of in-vestment alternatives.

The national commercial banking industry is subject to, among other things, in-creases in interest rates and deteriorations in general economic conditions.

Warrants. The Portfolio may invest up to 20% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfo-lio's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to div-idends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Debt Securities and Convertible Debt Securities. The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Debt securities include bonds, deben-tures, corporate notes and preferred stocks. Convertible debt securities are such instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of debt securities and con-vertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

The Portfolio may maintain not more than 5% of its net assets in debt securi-ties rated below Baa by Moody's and BBB by S&P, or, if not rated, determined by the Adviser to be of equivalent quality. See "Other Investment Policies and Techniques -- Securities Ratings," "-- Investment in Securities Rated Baa and BBB," "-- Investment in Lower-Rated Fixed-Income Securities" and Appendix A.

 ADDITIONAL INVESTMENT POLICIES AND  PRACTICES

The Portfolio may, but is not required to, utilize various investment strate-gies to hedge its portfolio against currency and other risks. These investment strategies entail risks. Although the Adviser believes that these investment strategies may further the Portfolio's investment objective, no assurance can be given that they will achieve this result. The Portfolio may write covered put and call options and purchase put and call options on U.S. and foreign se-curities exchanges and over-the-counter, enter into contracts for the purchase and sale for future delivery of fixed-income securities or foreign currencies or contracts based on financial indices, including any index of U.S. Govern-ment Securities or securities issued by foreign government entities or common stocks and purchase and write put and call options on such futures contracts or on foreign currencies, purchase or sell forward foreign currency exchange contracts, enter into forward commitments for the purchase or sale of securi-ties, enter into repurchase agreements, standby commitment agreements and cur-rency swaps, make short sales of securities and make secured loans of its portfolio securities. Certain of these investment strategies may not currently be available in many of the countries in which the Portfolio may invest or may not be permissible under current law. The Portfolio may engage in these investment strategies in those countries when and to the extent such strate-gies become available or permissible in the future. Except with regard to those investment strategies discussed immediately below, each of these invest-ment strategies is discussed under the caption "Other Investment Policies and Techniques," below.

Currency Swaps. The Portfolio may enter into currency swaps for hedging pur-poses. Currency swaps involve the exchange by the Portfolio with another party of a series of payments in specified currencies. Since currency swaps are in-dividually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps posi-tions. A currency swap may involve the delivery at the end of the exchange pe-riod of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each cur-rency swap will be accrued on a daily basis and an amount of cash or high-grade liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any currency swap un-less the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

Short Sales. The Portfolio may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal in-come tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Portfolio may not make a short sale if more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain.

Future Developments. The Portfolio may, following written notice to its share-holders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both con-sistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

 CERTAIN RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below.

Investment in Privatized Enterprises. The governments of certain foreign coun-tries have, to varying degrees, embarked on privatization programs contemplat-ing the sale of all or part of their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to par-ticipate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Fur-thermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enter-prises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reor-ganization of management prior to mailing an initial equity offering in an at-tempt to better enable these enterprises to compete in the private sector. How-ever, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering enterprises which may have enjoyed preferential treatment from the respective state or gov-ernment that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an en-terprise by its government may occur over a number of years, with the govern-ment continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Because substantially all of the Portfolio's assets will be in-vested in securities denominated in foreign currencies and a corresponding por-tion of the Portfolio's revenues will be received in such currencies, the dol-lar equivalent of the Portfolio's net assets and distributions will be ad-versely affected by reductions in the value of certain foreign currencies rela-tive to the U.S. dollar. Such changes will also affect the Portfolio's income. The Portfolio will, however, have the ability to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the in-vestment practices listed above. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. dollar be-tween receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distribu-tions if the Portfolio has insufficient cash in U.S. dollars to meet distribu-tion requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Other Investment Policies and Techniques -- Hedging Techniques."

Risk of Foreign Investment. For a description of certain risks associated with investing in foreign securities, see "Other Investing Policies and Tech-niques -- Foreign Securities," below.

TECHNOLOGY PORTFOLIO

The Technology Portfolio is a diversified investment portfolio that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., compa-nies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally have at least 80% of its assets invested in the securities of these companies. The Portfolio normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities and U.S. and for-eign securities, but it will not purchase a foreign security if as a result 10% or more of the Portfolio's total assets would be invested in foreign securities.

The Technology Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio may maintain up to 15% of its net assets in illiquid securities, lend portfolio securities equal in value to not more than 30% of the Technology Portfolio's total assets and invest up to 10% of its total assets in foreign securities.

Options. In an effort to increase current income and to reduce fluctuations in net asset value, the Technology Portfolio intends to write covered call op-tions and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities ex-changes. A call option written by the Portfolio is "covered" if the Portfolio
(i) owns the underlying security covered by the call (ii) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other portfolio securities, or (iii) holds a call on the same security in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exer-cise price of the call written if the difference is maintained by the Portfo-lio in cash and liquid high-grade debt securities in a segregated account with the Fund's Custodian. The premium paid by the purchaser of an option will re-flect, among other things, the relationship of the exercise price to the mar-ket price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The Technology Portfolio will not write uncovered call options and will not write a call option if the premium to be received by the Portfolio in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). The Portfolio will not write a call option if, as a result, the aggregate of the Portfolio's securities subject to outstanding call op-tions (valued at the lower of the option price or market value of such securi-ties) would exceed 15% of the Portfolio's total assets or more than 10% of the Portfolio's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all out-standing options purchased and held by the Portfolio will at no time exceed 10% of the Portfolio's total assets.

The Technology Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan in-stitutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options pur-chased or written by a Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiq-uid Securities." See Appendix D in the Statement of Additional Information for a further discussion of the use, risks and costs of option trading.

The Technology Portfolio may purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a speci-fied price, an option on a securities index gives the holder the right to re-ceive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Rights and Warrants. The Technology Portfolio may also invest up to 10% of its total assets in rights and warrants. The Portfolio will invest in right and warrants only if the underlying equity securities themselves are deemed appro-priate by the Adviser for inclusion in the Portfolio. Rights and warrants en-title the holder to buy equity securities at a specific price for a specific period of time. Right are similar to warrants except that they have a substan-tially shorter duration. Rights and warrants may be considered more specula-tive than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the under-lying security, although the value of a right or warrant may decline because of an increase in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the war-rant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

For a further description of the Technology Portfolio's investment policies and techniques, see "Other Investment Policies and Techniques" below.

QUASAR PORTFOLIO

The Quasar Portfolio is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital ap-preciation and only incidentally for current income. The selection of securi-ties based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Portfolio's investment policies are aggressive, an in-vestment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and estab-lished companies and in new and unseasoned companies. When selecting securi-ties, the Adviser considers economic and Political outlook, the values of spe-cific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stock. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio pe-riodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business condi-tions or movements of the market as a whole.

The Portfolio may also: (i) invest up to 15% of its total assets in securities for which there is no ready market; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of the Policies and practices, see "Other Investment Poli-cies and Techniques," below.

The Portfolio's investment objective cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting securities, as de-fined in the Act. Except as otherwise indicated, the investment policies of the Portfolio are not "fundamental policies" and may, therefore, be changed by the Board of Directors without shareholder approval.

Options. The Portfolio may write call options and purchase and sell put and call options written by others. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a secu-rity on or before a fixed date at a predetermined price. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written.

In purchasing an option, the Portfolio would be in a position to realize a gain, if, during the option period, the price of the underlying security in-creased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the portfolio would experience a loss equal to the premium paid for the option.

If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the under-lying security would then be purchased or sold by the Portfolio at a disadvan-tageous price. These risks could be reduced by entering into a closing transac-tion (i.e., by disposing of the option prior to its exercise). The Portfolio retains the premium received from writing a call option whether or not the op-tion could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Portfolio will not write a call option if, as a result, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets or more than 10% of the Portfolio's assets would be committed to all options that at time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio will at no time exceed 10% of the Portfolio's total assets.

Short Sales. The Portfolio may only make short sales of securities "against the box". A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Certain special federal income tax considerations may apply to short sales en-tered into by the Portfolio. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

Foreign Securities. The Portfolio may invest in foreign securities. To the ex-tent the Portfolio invests in foreign securities, consideration is given to certain factors comprising both risk and opportunity. The values of foreign securities investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic, taxation or mone-tary policy (in the United States and abroad) or changed circumstances in dealings between nations. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxa-tion, lack of uniform accounting and auditing standards and potential diffi-culties in enforcing contractual obligations and could be subject to extended settlement periods.

REAL ESTATE INVESTMENT PORTFOLIO

The Real Estate Investment Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income princi-pally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Portfolio will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securi-ties ("Real Estate Equity Securities").

The Portfolio may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obliga-tions ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Portfolio's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be de-rivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Certain Risk Considerations --

Mortgage-Backed Securities" below for a description of these and other risks.

As to any investment in Real Estate Equity Securities, the Adviser's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser believes that the primary determinant of this capability is the economic via-bility of property markets in which the company operates and that the second-ary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of the Adviser, their mar-ket price does not adequately reflect this potential. In making this determi-nation, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which the Adviser may determine from time to time to be relevant. The Adviser will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfo-lios are diversified geographically and by property type.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real es-tate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to invest-ment companies such as the Portfolio, REITs are not taxed on income distrib-uted to shareholders provided they comply with several requirements of the In-ternal Revenue Code of 1986, as amended ("the Code"). The Portfolio will indi-rectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investment Process for Real Estate Equity Securities. The Portfolio's invest-ment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of Real Estate Equity Securities. Value added management will further distinguish the most attractive Real Estate Equity Se-curities. The Portfolio's research and investment process is designed to iden-tify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection and securities analysis.

The universe of property-owning real estate industry firms consists of approx-imately 115 companies of sufficient size and quality to merit consideration for investment by the Portfolio. In implementing the Portfolio's research and investment process, the Ad-viser will avail itself of the consulting services of Koll Investment Manage-ment, a division of Koll Real Estate Services ("Koll"), a national real estate investment and property manager that oversees a 1,000 property portfolio. As consultant to the Adviser, Koll provides access to a proprietary model (Koll's National Real Estate Index) that analyzes the approximately 9,000 properties owned by these companies. Using proprietary databases and algorithms, Koll ana-lyzes local market rent, expense and occupancy trends, market specific transac-tion pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 300 asset-type specific geographic markets are analyzed and ranked on a relative scale by Koll in compiling its REIT . Score database. The relative attractiveness of these real estate indus-try companies is similarly ranked based on the composite rankings of the prop-erties they own. See "Management of the Fund" for more information about Koll.

Once the universe of real estate industry companies has been distilled through the market research process, Koll's local market presence provides the capabil-ity to perform site specific inspections of key properties. This analysis exam-ines specific property location, condition, and sub-market trends. Koll's use of locally based real estate professionals provides the Adviser with a window on the operations of the portfolio companies as information gathered can imme-diately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Portfolio.

The Adviser further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with manage-ment of targeted companies. Each management's strategic plan and ability to ex-ecute the plan are determined and analyzed. The Adviser will make extensive use of Koll's network of industry analysts in order to assess trends in tenant in-dustries. This information is then used to further interpret management's stra-tegic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Adviser believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

Mortgage-Backed Securities and Associated Risks. Mortgage-Backed Securities in-clude mortgage pass-through certificates and multiple-class pass-through secu-rities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. The Portfolio may invest in guar-anteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Govern-ment National Mortgage Association ("Ginnie Mae"), the Federal National Mort-gage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and in-terest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certifi-cates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obliga-tions. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Govern-ment agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residu-al" interest shares of beneficial interest in REMIC trusts although the Port-folio does not intend to invest in residual interests.

Risks. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of pre-payments on mortgage cash flows. See "Certain Risk Considerations" below for a more complete description of the characteristics of Mortgage-Backed Securities and associated risks.

Short-Term Investments. The short-term investments in which the Portfolio may invest are: corporate commercial paper and other short-term commercial obliga-tions, in each case rated or issued by companies with similar securities out-standing that are rated Prime-1, Aa or better by Moody's Investors Service, Inc. ("Moody's") or A-1, AA or better by Standard & Poor's Ratings Services ("S&P"); obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1,

Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not so rated, of equivalent credit quality as de-termined by the Adviser. Securities rated BBB by S&P or Baa by Moody's are considered to have speculative characteristics. Sustained periods of deterio-rating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. The Portfolio expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by the Adviser to have undergone similar credit quality deteriora-tion, subsequent to purchase by the Portfolio.

The Portfolio may also engage in the following investment practices to the ex-tent indicated: (i) invest up to 10% of its net assets in rights or warrants;
(ii) invest up to 15% of its net assets in the convertible securities of com-panies whose common stocks are eligible for purchase by the Portfolio; (iii) lend portfolio securities on a short or long term basis equal in value to not more than 25% of total assets; (iv) enter into repurchase agreements of up to seven days' duration; (v) enter into forward commitment transactions as long as the Portfolio's aggregate commitments under such transactions are not more than 30% of the Portfolio's total assets; (vi) enter into standby commitment agreements; (vii) make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral or placed in a segregated account for such sales; and (viii) invest in illiquid securities unless, as a result, more than 15% of its net assets would be so invested.

 ADDITIONAL INVESTMENT POLICIES AND PRACTICES

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convert-ible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower in-terest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock.

Rights and Warrants. The Portfolio will invest in rights or warrants only if the underlying equity securities are themselves deemed appropriate by the Ad-viser for inclusion in the Portfolio's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be consid-ered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the under-lying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the under-lying security, or any combination thereof. If the market price of the under-lying security is below the exercise price set forth in the warrant on the ex-piration date, the warrant will expire worthless.

Short Sales. A short sale is a transaction in which the Portfolio sells a se-curity it does not own but has borrowed in anticipation that the market price of that security will decline. When the Portfolio makes a short sale of a se-curity that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Portfolio may be required to pay a fee to borrow particu-lar securities and is often obligated to pay over any payments received on such borrowed securities. The Portfolio's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer quali-fied as a custodian and will consist of cash or securities. Depending on the arrangements the Portfolio makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with the broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfo-lio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. In order to defer realization of gain or loss for U.S. federal income tax purposes, the Portfolio may also make short sales "against the box." In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to ac-quire at no additional cost the identical security.

The Portfolio may not make a short sale unless at all times when a short posi-tion is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time. Certain special federal income tax considerations may apply to short sales entered into by the Portfolio. See "Dividends, Distributions and Taxes."

CERTAIN RISK CONSIDERATIONS

Risk Factors Associated with the Real Estate Industry. Although the Portfolio does not invest directly in real estate, it does invest primarily in Real Es-tate Equity Securities and does have a policy of concentration of its invest-ments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real es-tate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic condi-tions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and li-ability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's invest-ments are concentrated geographically, by property type or in certain other re-spects, the Portfolio may be subject to certain of the foregoing risks to greater extent.

In addition, if the Portfolio receives rental income or income from the dispo-sition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. See "Divi-dends, Distributions and Taxes." Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registra-tion under the Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obliga-tions can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset period-ically, yields on a REIT's investments in such loans will gradually align them-selves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctu-ations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the ef-fects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Con-versely, when interest rates rise, the value of an investment in fixed rate ob-ligations can be expected to decline. In contrast, as interest rates on adjust-able rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate ob-ligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which the Portfolio may invest, differ from those of traditional fixed in-come securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a va-riety of economic, geographic, social and other factors, and cannot be pre-dicted with certainty. Both adjustable rate mortgage loans and fixed rate mort-gage loans may be subject to a greater rate of principal prepayments in a de-clining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mort-gage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in Mortgage-Backed Secu-rities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled pre-payments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mort-gage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securi-ties as a means of "locking in" interest rates.

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps Credit Rating Co. ("Duff & Phelps") and Fitch Investors Service, Inc. ("Fitch") are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying de-grees of difference in credit risk of securities within each rating category.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Except as otherwise noted below, the following description of other investment policies is applicable to all of the Fund's Portfolios:
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

 REPURCHASE AGREEMENTS

Any Portfolio, except the Total Return Portfolio, Technology Portfolio and the Quasar Portfolio may enter into agreements pertaining to U.S. Government Secu-rities or, in the case of the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio, the Conser-vative Investors Portfolio, the Growth Investors Portfolio and the Growth Portfolio, pertaining to the types of securities in which it invests, with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) and, in the case of the Money Market Portfolio, with State Street Bank and Trust Company, the Fund's Custodian, in such securities. The Real Estate Investment Portfolio may enter into repur-chase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers. There is no percentage restric-tion on the ability of the Global Dollar Government Portfolio, the North Amer-ican Government Income Portfolio, the Utility Income Portfolio, the Worldwide Privatization Portfolio and the Real Estate Investment Portfolio to enter into repurchase agreements. The North American Government Income Portfolio, the Utility Income Portfolio and the Real Estate Investment Portfolio currently intend to enter into repurchase agreements only with the Fund's Custodian and such primary dealers.

A repurchase agreement arises when a buyer purchases a security and simultane-ously agrees to resell it to the vendor at an agreed-upon future date, nor-mally one day or a few days later. The resale price is greater than the pur-chase price, reflecting an agreed-upon interest rate. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investment of a longer-term nature. Each Portfolio requires continual maintenance for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has es-tablished procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolios enter into repurchase agreement transactions.

 WRITING COVERED CALL OPTIONS

The Premier Growth Portfolio, the Growth and Income Portfolio, the U.S. Government/High Grade Securities Portfolio, the High-Yield Portfolio and the Total Return Portfolio may each write covered call options listed on one or more national securities exchanges. A call option gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to purchase from the writer of the option a specified number of shares of a spec-ified security on or before a fixed date, at a predetermined price. A Portfo-lio permitted to write call options may not do so unless the Portfolio at all times during the option period owns the optioned securities, or securities convertible or carrying rights to ac-quire the optioned securities at no additional cost. None of the above listed Portfolios may write covered call options in excess of 25% of such Portfolio's assets.

A Portfolio may terminate its obligation to the holder of an option written by the Portfolio through a "closing purchase transaction." The Portfolio may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Portfolio real-izes a profit or loss from a closing purchase transaction if the cost of the transaction is more or less than the premium received by the Portfolio from writing the option. Although the writing of covered call options only on na-tional securities exchanges increases the likelihood of a Portfolio being able to make closing purchase transactions, there is no assurance that a Portfolio will be able to effect closing purchase transactions at any particular time or at an acceptable price. The writing of covered call options could result in in-creases in the portfolio turnover of a Portfolio, especially during periods when market prices of the underlying securities appreciate.

 OPTIONS

In an effort to increase current income and to reduce fluctuations in net asset value, the North American Government Income Portfolio, the Global Dollar Gov-ernment Portfolio, the Utility Income Portfolio, and the Worldwide Privatization Portfolios each intend to write covered put and call options and purchase put and call options on securities of the types in which it is permit-ted to invest that are traded on U.S. and foreign securities exchanges. Each Portfolio also intends to write call options for cross-hedging purposes. There are no specific limitations on a Portfolio's writing and purchasing of options.

The purchaser of an option, upon payment of a premium, obtains, in the case of a put option the right to deliver to the writer of the option, and in the case of a call option, the right to call upon the writer to deliver, a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio (i) owns the under-lying security covered by the call (ii) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other portfolio securities, or (iii) holds a call on the same security in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid high-grade debt securities in a segregated account with the Fund's Custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liq-uid assets with a value equal to the exercise price in a segregated account with the Fund's Custodian, or else holds a put on the same security in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the rela-tionship of the exercise price to the market price and volatility of the under-lying security, the remain-ing term of the option, supply and demand and interest rates.

A call option is written for cross-hedging purposes if a Portfolio does not own the underlying security, but seeks to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to ac-quire. In such circumstances, the Portfolio collateralizes its obligation un-der the option (which is not covered) by maintaining in a segregated account with the Fund's Custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security in-creased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchas-ing a put option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the op-tion holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Port-folio at a lower price than its current market value. These risks could be re-duced by entering into a closing transaction. See Appendix D to the Statement of Additional Information. A Portfolio retains the premium received from writ-ing a put or call option whether or not the option is exercised.

A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Portfolio in negotiated transactions are illiquid and it may not be pos-sible for the Portfolio to effect a closing transaction at a time when the Ad-viser believes it would be advantageous to do so. See "Illiquid Securities." See Appendix D to the Statement of Additional Information for a further dis-cussion of the use, risks and costs of option trading.

Each of the Global Dollar Government Portfolio, the Utility Income Portfolio and the Worldwide Privatization Portfolio may purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest. An option on a securities index is simi-lar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on either Portfolio's purchasing and selling of options on securities indices.

 LOANS OF PORTFOLIO SECURITIES

Each Portfolio of the Fund, except the Money Market Portfolio and the Quasar Portfolio, may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government securi-ties, other liquid high-quality debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is depos-ited and maintained by the borrower with the Portfolio.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrow-er, the Adviser (subject to review by the Directors) will consider all rele-vant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned thereon and the Portfolio may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Each Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan. The Directors will monitor the lending of securities by each Portfolio. No more than 30% of the value of the assets (25% in the case of the Worldwide Privatization Portfolio and the Real Estate Investment Portfolio and 20% in the case of the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio and the Utility Income Portfo-
lio) of each Portfolio may be loaned at any time, nor will a Portfolio lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Adviser.

 FOREIGN SECURITIES

For a description of the investment policies of the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfo-lio, the Worldwide Privatization Portfolio and the Quasar Portfolio with re-spect to foreign securities, see above. Each of the other Portfolios, except the U.S. Government/High Grade Securities Portfolio and the Real Estate In-vestment Portfolio, may invest in listed and unlisted foreign securities sub-ject to the limitation that the International Portfolio may invest only in the securities of foreign issuers or U.S. companies having their principal activities and interests outside the United States. The other Portfolios of the Fund may invest in foreign securities without limitation, although the Total Return Portfolio has no intention of so investing in the future, the Premier Growth Portfolio intends to invest at least 85% of the value of its total assets in the equity securities of American companies, the Growth and Income Portfolio intends to restrict its investment in foreign securities to issues of high quality and the Money Market Portfolio is limited to investing in those for-eign securities described above in "Investment Objectives and Policies --
 Money Market Portfolio." The Technology Portfolio will not purchase a foreign security if such purchase at the time thereof would cause 10% or more of the value of that Portfolio's total assets to be invested in foreign securities. The High Yield Portfolio may purchase foreign securities, provided the value of issues denominated in foreign currency shall not exceed 20% of the Portfo-lio's total assets and the value of issues denominated in United States cur-rency shall not exceed 25% of the Portfolio's total assets. The Portfolios may convert U.S. Dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. Each Portfolio, except the Technology Portfolio and the U.S. Government/High Grade Securities Portfolio, may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.

To the extent a Portfolio, including the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio and the Worldwide Privatization Portfolio, invests in foreign securities, considera-tion is given to certain factors comprising both risk and opportunity. The values of foreign securities investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, in-cluding withholding taxes, changes in governmental administration or economic, taxation or monetary policy (in the United States and abroad) or changed cir-cumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. dollar value of the Portfolio's net assets and in-come attributable to foreign securities. Costs are incurred in connection with conversions between various currencies held by a Portfolio. In addition, there may be substantially less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to ac-counting, auditing and financial reporting standards and requirements compara-ble to those of domestic issuers. Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the as-sets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation ac-counting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not ac-curately reflect the real condition of those issuers and securities markets. Securities of some foreign issuers are less liquid and more volatile than se-curities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including ex-propriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of each Portfolio's investments denominated in the Japanese Yen will fluctuate with Yen-Dollar exchange rate movements. Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar. On April 19, 1995, the Japanese Yen reached an all time high of 79.75 against the U.S. Dollar. Since its peak of April 19, 1995, the Japanese Yen has decreased in value against the U.S. Dollar. On April 15, 1997, the exchange rate was 126.3 Yen per Dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 45% through December 29, 1995. On December 30, 1996 the TOPIX closed down approximately 7% from the end of 1995. On January 31, 1997 the TOPIX closed down approximately 7% from the end of 1996, after falling approximately 10% during the first full week of 1997. On April 16, 1997, the TOPIX closed down approximately 2% from January 31, 1997.

Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The average price- /earnings ratio of Japanese companies, however, are high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June, 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Never-theless, it is expected that the continuing friction between the U.S. and Ja-pan with respect to trade issues will thus continue for the foreseeable fu-ture.

Each Portfolio's investments in Japanese issuers also will be subject to un-certainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993, and October 1996 Japan was ruled by a series of four coalition governments. As a result of a general election on October 20, 1996, however, Japan returned to a single party government led by Prime Minister Ryutaro Hashimoto. Mr. Hashimoto's party, however, does not control a majority of the seats in the parliament. For further information regarding Japan, see the Fund's Statement of Additional Information.

 WHEN-ISSUED SECURITIES AND FORWARD   COMMITMENTS

The Total Return Portfolio, the U.S. Government/High Grade Securities Portfo-lio, the High-Yield Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio, the Worldwide Privatization Portfolio and the Real Estate Investment Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within two months after the transaction, delayed settlements beyond two months may be negotiated. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the Fund's Custodian liq-uid assets having an aggregate net asset value at least equal to the full amount accrued daily of the portfolio's obligations with respect to any caps and floors. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time a Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such val-uation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

The use of forward commitments enables a Portfolio to protect against antici-pated changes in interest rates and prices. How- ever, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than current market values. No forward commitments will be made by a Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets, or, in the case of the Total Return Portfolio and the High Yield Portfolio, more than 20% of the then current value of such Portfo-lio's total assets.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually re-ceiving or delivering the securities, as the case may be. If the Portfolio, however, chooses to dispose of the right to receive or deliver a security sub-ject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commit-ment transaction were to default, the Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable pric-es.

 STANDBY COMMITMENT AGREEMENTS

The Global Dollar Government Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio and the Real Estate Investment Portfolio may from time to time enter into standby commitment agreements. Such agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of a secu-rity which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Portfolio has committed to purchase. Each Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Portfolio and which are unavailable on a firm commitment basis. Except for the Real Estate Investment Portfolio, none of the Portfolios will enter into a standby commitment with a remaining term in excess of 45 days. Each Portfolio will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50%, in the cases of the Global Dollar Government Portfolio and the Worldwide Privatization Portfolio, 25% in the case of the Real Estate Investment Portfolio, and 20%, in the case of the Utility Income Portfolio, of their respective assets taken at the time of acquisition of such commitment. The Portfolios will at all times maintain a segregated account with the Fund's custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereaf-ter be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be re-corded as income on the expiration date of the standby commitment.

 HEDGING TECHNIQUES

The following hedging techniques are utilized by the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio and the Utility Income Portfolio. In addition, (High-Yield Portfolio may utilize futures contracts and options on futures contracts subject to the restrictions disclosed above with respect to the Portfolio), the Worldwide Privatization Portfolio may utilize futures contracts and options on futures contracts, options on foreign currencies and forward foreign currency exchange contracts, and the Global Dollar Government Portfolio may utilize interest rate transactions.

Cross Hedges. The attractive returns currently available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Adviser believes that the use of foreign currency hedging tech-niques, including "cross-hedges" (see "Forward Foreign Currency Exchange Con-tracts," below), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net as-set value of a Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a for-ward exchange contract to sell a different foreign currency, where such con-tract is available on terms more advantageous to a Portfolio than a contract to sell the currency in which the position being hedged is denominated. It is the Adviser's belief that cross-hedges can therefore provide significant pro-tection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against ex-change rate risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, a Portfolio could be in a less advanta-geous position than if such a hedge had not been established.

Indexed Debt Securities. The Portfolios may invest without limitation in debt instruments that are indexed to certain specific foreign currency exchange rates. The terms of such securities provide that their principal amount is ad-justed upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Portfolio will purchase such debt instruments with the cur-rency in which they are denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such securities entail the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Portfolio will purchase such debt instruments for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission (the

"Commission") is currently considering whether the Portfolio's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the Act. The Portfolio believes that such investments do not involve the creation of such a senior security, but nevertheless the Port-folio has undertaken, pending the resolution of this issue by the staff, to establish a segregated account with respect to its investments in this type of security and to maintain in such account cash not available for investment or U.S. Government Securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial pa-per of this type.

Futures Contracts and Options on Futures Contracts. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securi-ties or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or cor-porate debt securities and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation by the Portfolio to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the secu-rities or foreign currencies called for by the contract at a specified price on a specified date. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settle-ment date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

The purchaser of a futures contract on an index agrees to take or make deliv-ery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck.

Unlike a futures contract, which requires the parties to buy and sell a secu-rity on a set date, an option on a futures contract entitles its holder to de-cide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a futures contract. The value of the option does not change and is reflected in the net asset value of the Portfolio.

The ability to establish and close out positions in options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. or foreign exchanges or over-the-counter.

These investment techniques will be used only to hedge against anticipated fu-ture changes in market conditions and interest or exchange rates which other-wise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to pur-chase at a later date. See Appendix C to the Fund's Statement of Additional Information for further discussion of the use, risks and costs of futures con-tracts and options on futures contracts.

The Portfolio will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Portfolio and the market value of the currencies and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the market value of the total assets of the Portfolio.

Options on Foreign Currencies. The Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against de-clines in the U.S. Dollar value of foreign currency-denominated portfolio se-curities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incur-ring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the en-tire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolio are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limita-tion on the Portfolio's investments in options or on foreign currencies. See the Fund's Statement of Additional Information for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to at-tempt to minimize the risk to the Portfolio from adverse changes in the rela-tionship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Forward contracts reduce the potential gain from a positive change in the relationship between the U.S. Dollar and other cur-rencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The Fund's

Custodian will place liquid assets in a segregated account having a value equal to the aggregate amount of each Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges.

Interest Rate Transactions. In order to attempt to protect the value of the Portfolio's investments from interest rate or currency cross-rate fluctuations, the Portfolio may enter into various hedging transactions, such as interest rate swaps and may purchase or sell (i.e. write) interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any in-crease in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio does not intend to use these transactions in a specu-lative manner. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. Interest rate swaps are entered into on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined inter-est rate, to receive payments on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate to receive payments on a contractually-based principal amount from the party selling such interest rate floor.

The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether the Portfolio is hedging its assets or its liabilities. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets hav-ing an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain a segregated account with the Fund's Custodian in the full amount ac-crued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor trans-action unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one na-tionally recognized statistical rating organization at the time of entering into the transaction. The Adviser will monitor the creditworthiness of counter parties to its interest rate swap, cap and floor transactions on an ongoing ba-sis. If there is a default by the other party to such a transaction, the Port-folio will have contractual remedies. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become rela-tively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent that the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account with the Fund's Custodian liquid assets hav-ing an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to the caps or floors.

General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse mar-ket movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the secu-rities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Portfolio's ability to dispose of its positions in futures contracts, op-tions, interest rate transactions and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities cov-ering an option written by the Portfolio until the option expires or it deliv-ers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolio's ability to engage in options and futures transactions may be lim-ited by tax considerations.

 ILLIQUID SECURITIES

Subject to any more restrictive applicable investment policies, none of the Portfolios will maintain more than 15% of its net assets in illiquid securi-ties. For purposes of each Portfolio's investment objectives and policies and investment restrictions, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual re-strictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such securities un-der the supervision of the Board of Directors. See the Statement of Additional Information for further discussion of illiquid securities.

 FIXED-INCOME SECURITIES

The value of the shares of each Portfolio that invests in fixed-income securi-ties will fluctuate with the value of such investments. The value of each Port-folio's investments will change as the general level of interest rates fluctu-ates. During periods of falling interest rates, the values of a Portfolio's se-curities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realiza-tion of capital losses on securities in a Portfolio's portfolio will be un-avoidable. Moreover, medium- and lower-rated securities and non-rated securi-ties of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Certain debt securities in which the Global Dollar Government Portfolio may in-vest are floating-rate debt securities. To the extent that the Portfolio does not enter into interest rate swaps with respect to such floating-rate debt se-curities, the Portfolio may be subject to greater risk during periods of de-clining interest rates.

 SECURITIES RATINGS

The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect prob-able future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

 INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB

Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as de-scribed below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

 INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES

Lower-rated securities are subject to greater risk of loss of principal and in-terest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of dete-riorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of se-curities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba or BB are judged to have speculative el-ements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securi-ties may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established sec-ondary market for lower-rated securities, a Portfolio's may experience diffi-culty in valuing such securities and, in turn, the Portfolio's assets.

The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political condi-tions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's re-search and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend cov-erage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Global Dollar Government Portfolio may invest in securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC or lower by S&P) and in unrated securi-ties of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Certain lower-rated securities in which the High Yield Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio, the Growth Invest-ors Portfolio, the Conservative Investors Portfolio and the Growth Portfolio may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an is-suer exercises such a provision and redeems the security, the Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

 NON-RATED SECURITIES

Non-rated securities will also be considered for investment by the High-Yield Portfolio, North American Government Income Portfolio and Global Dollar Gov-ernment Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objec-tive and policies.

 NON-DIVERSIFIED STATUS

The Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio and the Worldwide Privatization Portfolio are "non-diversified", which means the Portfolios are not limited in the proportion of their assets that may be invested in the securities of a single issuer. However, because the Portfolios may invest in a smaller number of individual issuers than a diversified port-folio, an investment in these Portfolios may, under certain circumstances, present greater risk to an investor than an investment in a diversified port-folio. Each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. To so qualify, among other requirements, each Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be in-vested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. The Portfolio's investments in U.S. Government Securities are not subject to these limitations.

In order to meet the diversification tests and thereby maintain its status as a regulated investment company, the North American Government Income Portfolio will be required to diversify its portfolio of Canadian Government Securities, Mexican Government Securities and other foreign government securities in a manner which would not be necessary if the Portfolio had made similar invest-ments in U.S. Government Securities.

 DEFENSIVE POSITION

When business or financial conditions warrant, the Premier Growth Portfolio, the Growth and Income Portfolio and the Utility Income Portfolio may assume a temporary defensive position and invest without limit in high grade fixed in-come securities or hold their assets in cash equivalents, including (i) short-term obligations of the U.S. Government and its agencies or instrumentalities,
(ii) certificates of deposit, bankers' acceptances and interest-bearing sav-ings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corpora-tion, and (iii) commercial paper of prime quality rated A-1 or higher by S&P or Prime-1 or higher by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's.

For temporary defensive purposes, the Global Dollar Government Portfolio may vary from its investment policies during periods in which economic or political conditions warrant. Under such circumstances, the Portfolio may invest without limit in (i) Government Securities and (ii) the following U.S. dollar-denomi-nated investments: (a) indebtedness rated Aa or better by Moody's or AA or bet-ter by S&P, or if not so rated, of equivalent investment quality as determined by the Adviser, (b) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal De- posit Insurance Corporation and (c) commercial paper of prime quality rated A-1 or better by S&P or Prime 1 or bet-ter by Moody's or, if not so rated, issued by companies which have an outstand-ing debt issue rated AA or better by S&P or Aa or better by Moody's. The Global Dollar Government Portfolio may also at any time, with respect to up to 35% of its total assets, temporarily invest funds awaiting reinvestment or held for reserves for dividends and other distributions to shareholders in such U.S. dollar-denominated money market instruments.

For temporary defensive purposes, the Conservative Investors Portfolio, the Growth Investors Portfolio and the Growth Portfolio may invest in money market instruments. The Growth Portfolio may also invest in repurchase agreements.

For temporary defensive purposes, the Worldwide Privatization Portfolio may vary from its fundamental investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. The Portfolio may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and instrumen-talities ("U.S. Government Securities"), bank deposits, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by S&P or Moody's or, if not so rated, of equivalent investment quality as determined by Alliance. For this purpose the Portfolio will limit its investments in foreign currency denominated debt securities to securities that are denominated in cur-rencies in which the Portfolio anticipates its subsequent investments will be denominated.

Subject to its policy of investing at least 65% of its total assets in equity securities of enterprises undergoing privatization, the Portfolio may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

For temporary defensive purposes, the Real Estate Investment Portfolio may in-crease without limit its position in short-term, liquid, high-grade debt secu-rities, which may include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), bank deposits, money mar-ket instruments, short-term debt securities, including notes and bonds. For a description of the types of securities in which the Portfolio may invest while in a temporary defensive position, see the Statement of Additional Informa-tion.

 PORTFOLIO TURNOVER

Generally, the Fund's policy with respect to turnover of securities held in the Portfolios is to purchase securities for investment purposes and not for the purpose of realizing short-term trading profits or for the purpose of ex-ercising control. When circumstances warrant, however, securities may be sold without regard to the length of time held.

Because the Money Market Portfolio invests in securities with short maturi-ties, there may be a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Portfolio's shares since the Portfolio's securities transactions occur primarily with issuers, underwriters or major dealers in money market investments acting as principals at net prices in which the Fund incurs little or no brokerage costs.

The annual portfolio turnover rate of the Premier Growth Portfolio may be in excess of 100%. Although the Fund cannot accurately predict its annual portfo-lio turnover rate, the Adviser does not expect the annual portfolio turnover of the Growth and Income Portfolio, the Total Return Portfolio, the Interna-tional Portfolio and the Technology Portfolio to exceed 100%. A 100% annual portfolio turnover rate would occur, for example, if all of the stocks in a portfolio were replaced in a period of one year. A 100% turnover rate is greater than that of most other investment companies, including those which emphasize capital appreciation as a basic policy, and may result in corre-spondingly greater brokerage commissions being paid by the Portfolio and a higher incidence of short-term capital gain taxable as ordinary income. It is anticipated that the annual portfolio turnover rate of the Growth and Income Portfolio may be in excess of 50% but less than 100%. See "Dividends, Distri-butions and Taxes."

The High-Yield Portfolio, the U.S. Government/High Grade Securities Portfolio and the Global Bond Portfolio will actively use trading to benefit from yield disparities among different issues of fixed-income securities or otherwise to achieve their investment objectives and policies. Management anticipates that the annual turnover in the High-Yield Portfolio may be in excess of 200% in future years (but is not expected to exceed 250%). An annual turnover rate of 200% occurs, for example, when all of the securities in a Portfolio are re-placed twice in a period of one year. A 200% turnover rate is greater than that of many other investment companies. Although management cannot accurately predict its portfolio turnover rate, it is anticipated that the annual turn-over rate for the U.S. Government/High Grade Securities Portfolio and the Global Bond Portfolio generally will not exceed 400% (excluding turnover of securities having a maturity of one year or less). The annual turnover rate of 400% occurs, for example, when all of the securities in the Portfolio are re-placed four times in a period of one year. A 400% turnover rate is greater than that of most other investment companies. These Portfolios may be subject to a greater degree of turnover and, thus, a higher incidence of short-term capital gain taxable as ordinary income than might be expected from investment companies which invest substantially all of their funds on a long-term basis and corre-spondingly larger mark-up charges can be expected to be borne by the Portfo-lios. See "Dividends, Distributions and Taxes."

The Short-Term Multi-Market Portfolio and the Global Dollar Government Portfo-lio may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase each Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in the Short-Term Multi-Market Portfolio will not be in excess of 500%. An annual turnover rate of 500% occurs, for example, when all of the securities in the portfolio are replaced five times in a period of one year. The Adviser antici-pates that the annual turnover in the Global Dollar Government Portfolio will not be in excess of 300% (excluding turnover of securities having a maturity of one year or less). An annual turnover rate of 300% occurs, for example, when all of the securities in the Portfolio are replaced three times in a period of one year. Management anticipates that the annual turnover in the North American Government Income Portfolio will not be in excess of 400%. An annual turnover rate of 400% occurs, for example, when all of the securities in the Portfolio are replaced four times in a period of one year. Management anticipates that the annual turnover in the Utility Income Portfolio will not be in excess of 200%. An annual turnover rate of 200% occurs, for example, when all the securi-ties in the Portfolio are replaced twice in a period of one year.

Management expects that the annual turnover in the Growth Investors Portfolio and the Growth Portfolio will not exceed 200%. An annual turnover rate of 200% occurs, for example, when all the securities in a Portfolio are replaced twice in a period of one year. Management expects that the annual turnover in the Conservative Investors Portfolio will not exceed 100%. An annual turnover rate of 100% occurs, for example, when all the securities in a Portfolio are re-placed once in a period of one year.

Generally, the policy of the Worldwide Privatization Portfolio with respect to portfolio turnover is to purchase securities with a view to holding them for periods of time sufficient to assure that the Portfolio will realize less than 30% of its gross income from the sale or other disposition of securities held for less than three months (see "Dividends, Distributions and Taxes") and to hold its securities for six months or longer. However, it is also the Portfo-lio's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Portfolio's annual rate of portfolio turnover will not exceed 200%. A 200% annual turnover rate would occur if all the securities in the Portfolio's were replaced twice within a period of one year.

Generally, the Quasar Portfolio's policy with respect to turnover of securities held in the Portfolio is to purchase securities for investment purposes and not for the purpose of realizing short-term trading profits or for the purpose of exercising control. When circumstances warrant, however, securities may be sold without regard to the length of time held. The Adviser anticipates that the Portfolio's annual rate of portfolio turnover generally will not be in excess of 200%.

The Adviser anticipates that the Real Estate Investment Portfolio's annual rate of turnover will not exceed 100%. A 100% annual turnover rate would occur if all of the securities in the Portfolio's portfolio are replaced once in a pe-riod of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes."

A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Portfolio and its share-holders. High portfolio turnover also may result in the realization of substan-tial net short-term capital gains. In order to continue to qualify as a regu-lated investment company for Federal tax purposes, less than 30% of the annual gross income of a Portfolio must be derived from the sale of securities held by the Portfolio for less than three months. See "Dividends, Distributions and Taxes."

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment policies applicable to the Portfolios which may not be changed with respect to a Portfolio without the ap-proval of the shareholders of a Portfolio. Certain of those fundamental invest-ment policies are set forth below. For a complete listing of such fundamental investment policies, see the Statement of Additional Information.

Briefly, with respect to the Money Market Portfolio, the Premier Growth Portfo-lio, the Growth and Income Portfolio, the U.S. Government/High Grade Securities Portfolio, the High-Yield Portfolio, the Total Return Portfolio and the Inter-national Portfolio, these fundamental investment policies provide that a Port-folio may not: (i) invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without re-gard to such 5% limitation; (ii) acquire more than 10% of any class of the out-standing securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class); (iii) invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers con-ducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or cer-tificates of deposit, bankers' acceptances and interest-bearing deposits. For purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry; (iv) borrow money, ex-cept that a Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing; (v) mortgage, pledge or hypothecate any of its assets, ex-cept as may be necessary in connection with permissible borrowings described in paragraph (iv) above (in an aggregate amount not to exceed 15% of total assets of a Portfolio), or as permitted in connection with short sales of se-curities "against the box" by the Growth Portfolio, as described above; (vi) invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities. Illiquid securities purchased by the High-Yield Portfolio may include: (i) subordinated debentures or other debt securities issued in the course of acquisition financing such as that associated with leveraged buyout transactions, and (ii) participation interests in loans to domestic companies, or to foreign companies and governments, originated by commercial banks and supported by letters of credit or other credit facilities offered by such banks or other financial institutions; or (vii) invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days.

With respect to the Short-Term Multi-Market Portfolio and the Global Bond Portfolio, these fundamental investment policies provide that a Portfolio may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry (other than, with respect to the Short-Term Multi-Market Portfolio only, the banking industry) except that this restriction does not apply to U.S. Government Securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Portfolio's total assets are outstanding; (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings; or
(iv) invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be in-vested in such securities.

With respect to the North American Government Income Portfolio and the Global Dollar Government Portfolio, these fundamental investment policies provide that a Portfolio may not: (i) invest 25% or more of their respective total as-sets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government Securities; (ii) bor-row money, except (a) the North American Government Income Portfolio and the Global Dollar Government Portfolio may, in accordance with provisions of the Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposi-tion of securities; borrowing in the aggregate may not exceed 15%, and borrow-ing for purposes other than meeting redemptions may not exceed

5% of the value of the Portfolio's total assets (including the amount borrow-ed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subse-quent investments are made and (b) the Global Dollar Government Portfolio may enter into reverse repurchase agreements and dollar rolls; or (iii) pledge, hypothecate, mortgage or otherwise encumber their respective assets, except to secure permitted borrowings.

As a matter of fundamental policy, the Utility Income Portfolio may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government Securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks or temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposi-tion of securities; borrowing in the aggregate may not exceed 15%, and borrow-ing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabili-ties (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made; or (v) pur-chase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total out-standing voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's net assets would be invested in securities of any one or more closed-end investment companies.

With respect to the Conservative Investors Portfolio, the Growth Investors Portfolio and the Growth Portfolio, these fundamental investment policies pro-vide that a Portfolio may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Portfolio's total assets may be invested without regard to this restriction; or (ii) in-vest 25% or more of its total assets in the securities of any one industry. (Obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign government.)

With respect to the Worldwide Privatization Portfolio, these fundamental poli-cies provide that the Portfolio may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government Securities; or (b) the purchase of securities of issuers whose pri-mary business activity is in the national commercial banking industry, so long as the Fund's Board of Directors determines, on the basis of factors such as liquidity, availabil-ity of investments and anticipated returns, that the Portfolio's ability to achieve its investment objective would be adversely affected if the Portfolio were not permitted to invest more than 25% of its total assets in those secu-rities, and so long as the Portfolio notifies its shareholders of any decision by the Board of Directors to permit or cease to permit the Portfolio to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Portfolio may be subjected as a result of the Board's determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of re-demption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfo-lio's total assets (including the amount borrowed) less liabilities (not in-cluding the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mort-gage or otherwise encumber its assets, except to secure permitted borrowings.

With respect to the Technology Portfolio, these fundamental policies provide that the Portfolio may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Gov-ernment securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Technology Portfolio's total assets, and not more than 10% of the out-standing voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentali-ties, if as a result (a) the value of the holdings of the Technology Portfolio in the securities of such issuer exceeds 25% of its total assets, or (b) the Technology Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Technology Portfolio has reserved the right to in-vest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such pur-chase would cause 10% or more of its total assets to be invested in the secu-rities of such issuers.

With respect to the Quasar Portfolio these fundamental policies provide that the Portfolio may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total asset may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; and (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made.

With respect to the Real Estate Investment Portfolio these fundamental poli-cies provide that the Portfolio may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Gov-ernment securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding vot-ing securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of its total assets, or (b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) invest 25% or more of its total assets in the securities of is-suers conducting their principal business activities in any one industry, other than the real estate industry, in which the Portfolio will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities; (iv) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real es-tate or interests therein, including Real Estate Equity Securities; or (v) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made.

In addition, the Fund has adopted an investment policy, which is not desig-nated a "fundamental policy" within the meaning of the Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

DIRECTORS

John D. Carifa, Chairman of the Board and President, is President and Chief Operating Officer, the Chief Financial Officer and a Director of Alliance Cap-ital Management Corporation ("ACMC"), the sole general partner of the Adviser, with which he has been associated since prior to 1992.

Ruth Block is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). She was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States since prior to 1992.

David H. Dievler was formerly President of the Fund, and a Senior Vice Presi-dent of ACMC, with which he had been associated since prior to 1992. He is currently an independent consultant.

John H. Dobkin is President of Historic Hudson Valley (historic preservation) since prior to 1992. Previously, he was Director of the National Academy of Design. From 1987 to 1992, he was a Director of ACMC.

William H. Foulk, Jr. is an investment adviser and an independent consultant. He was formerly a Senior Manager of Barrett Associates, Inc., a registered in-vestment adviser, with which he had been associated since prior to 1992.

Dr. James M. Hester is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation since prior to 1992. He was formerly President of New York University, The New York Botanical Garden and Rector of the United Nations University.

Clifford L. Michel is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1992. He is president and Chief Executive Officer of Wenonah Development Company (investments) and a Di-rector of Placer Dome, Inc. (mining).

Donald J. Robinson was formerly a partner at Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm. He was also a Trustee of the Mu-seum of the City of New York from 1977-1995.

ADVISER

Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partner-ship with principal offices at 1345 Avenue of the Americas, New York, New York 10105 has been retained under an investment advisory agreement (the "Invest-ment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Fund's Portfolios subject to the general supervision and control of the Board of Directors of the Fund. The employee of the Adviser principally responsible for the Money Market Portfolio's investment program since its inception is Pamela F. Rich-ardson, who is a Vice President of ACMC. Ms. Richardson has been associated with ACMC since prior to 1992. The employee of the Adviser principally respon-sible for the Premier Growth Portfolio's investment program since its incep-tion is Alfred Harrison, who is Vice Chairman of ACMC, with which he has been associated since prior to 1992. The employee of the Adviser principally re-sponsible for the Growth and Income Portfolio's investment program since its inception is Paul Rissman, who is a Vice President of ACMC with which he has been associated since prior to 1992. The employee of the Adviser principally responsible for the U.S. Government/High Grade Securities Portfolio's invest-ment program since its inception is Paul J. DeNoon, who is a Vice President of ACMC, with which he has been associated since prior to 1992. Prior to that, Mr. DeNoon was Vice President of Manufacturers Hanover Trust since prior to 1992. The employee of the Adviser principally responsible for the Total Return Portfolio's investment program since 1996 is Paul Rissman, who is a Vice Pres-ident of ACMC, with which he has been associated since prior to 1992. The em-ployee of the Adviser principally responsible for the International Portfo-lio's investment program since 1996 is Steven Beinhacker, a Vice President of ACMC with which he has been associated since prior to 1992. The employee of the Adviser principally responsible for the Short-Term Multi-Market Portfo-lio's investment program since its inception is Douglas J. Peebles, who is a Vice President of ACMC, with which he has been associated since prior to 1992. The person principally responsible for the investment program of the Global Bond

Portfolio since its inception is Ian Coulman, an Investment Manager of the Sub-Adviser. The employee of the Adviser principally responsible for the in-vestment program since inception of the North American Government Income Port-folio and the Global Dollar Government Portfolio is Wayne D. Lyski, an Execu-tive Vice President of ACMC, with which he has been associated since prior to 1992. The employee of the Adviser principally responsible for the investment program of the Utility Income Portfolio since 1996 is Paul Rissman, who is a Vice President of ACMC with which he has been associated since prior to 1992. The employee of the Adviser principally responsible for the investment program since February 1996 of the Conservative Investors Portfolio and Growth Invest-ors Portfolio is Robert G. Heisterberg, who is Senior Vice President of the Adviser, with which he has been associated since prior to 1992. The employee of the Adviser principally responsible for the investment program since incep-tion of the Growth Portfolio is Tyler J. Smith, who is a Senior Vice President of the Adviser. Prior to joining the Adviser in July 1993, Mr. Smith was em-ployed by Equitable Capital or its affiliates since prior to 1992. The em-ployee of the Adviser principally responsible for the investment program since inception of the Worldwide Privatization Portfolio is Mark H. Breedon, a Vice President of the Adviser and a Director and Vice President of Alliance Capital Limited, an indirect wholly-owned subsidiary of the Adviser, with which he has been associated since prior to 1992. The employees of the Adviser principally responsible for the investment program since inception of the Technology Port-folio are Peter Anastos and Gerald T. Malone. Mr. Anastos has been associated with the Adviser since prior to 1992 and Mr. Malone has been associated with the Adviser since 1992. Prior thereto, Mr. Malone was associated with College Retirement Equities Fund since prior to 1992. The employees of the Adviser principally responsible for the Quasar Portfolio's investment program since its inception are Alden M. Stewart and Randall E. Haase. Mr. Stewart and Mr. Haase have each been associated with the Adviser since 1992.* The employee of the Adviser principally responsible for the Real Estate Investment Portfolio's investment program since its inception is Daniel G. Pine. Mr. Pine, who is a Senior Vice President and Research Analyst of ACMC, with which he has been as-sociated since May of 1996. Prior thereto, Mr. Pine was Senior Vice President of Desai Capital Management since prior to 1992. The employees of the Adviser principally responsible for the High Yield Portfolio investment program since its inception are Nelson R. Jantzen and Wayne C. Tappe. Mr. Jantzen and Mr. Tappe have each been associated with the Adviser since prior to 1992.*

The Adviser has retained under a subadvisory agreement a sub-adviser, AIGAM International Limited (the "Sub-Adviser"), an indirect, majority owned subsid-iary of American International Group, Inc., a major international financial service company to provide research and management services to the Global Bond Portfolio. In 1994, the Sub-Adviser changed its name from Dempsey & Company International Limited, which was founded in 1988.
--------
*Prior to July 22, 1993, with Equitable Capital Management Corporation (Equitable Capital). On that date Alliance acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Fund.

The Sub-Adviser is an asset management firm specializing in global fixed-in-come money management. The Sub-Adviser manages a range of institutional spe-cialty funds, investment companies, and dedicated institutional portfolios.

In providing advisory services to the Real Estate Investment Portfolio and other clients investing in real estate securities, the Adviser has access to the research services of Koll Investment Management, the Investment Management Division of Koll, which acts as a consultant to the Adviser with respect to the real estate market. As a consultant, Koll provides to the Adviser, at the Adviser's expense, such in-depth information regarding the real-estate market, the factors influencing regional valuations and analysis of recent transac-tions in office, retail, industrial and multi-family properties as the Adviser shall from time to time request. Koll will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Port-folio nor will it be responsible for making investment decisions involving Portfolio assets.

Koll is one of the largest fee-based property management firms in the United States as well as one of the largest publishers of real estate research, with approximately 2,600 employees nationwide. Koll will provide the Adviser with exclusive access to its REIT . Score model which ranks approximately 115 REITs based on the relative attractiveness of the property markets in which they own real estate. This model scores the approximately 9,000 individual properties owned by these companies. REIT . Score is in turn based on Koll's National Real Estate Index which gathers, analyzes and publishes targeted research data for the 65 largest U.S. real estate markets based on a variety of public- and private-sector sources as well as Koll's proprietary database of 45,000 com-mercial property transactions representing over $250 billion of investment property and over 2,000 tracked properties which report rent and expense data quarterly. Koll has previously provided access to its REIT . Score model re-sults primarily to the institutional market through subscriptions. The model is no longer provided to any research publications, and the Portfolio and an-other mutual fund managed by the Adviser are currently the only mutual funds available to retail investors that have access to Koll's REIT . Score model.

The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1996 totaling more than $182 billion (of which approximately $63 billion represented the assets of investment com-panies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 52 registered investment companies managed by the Ad-viser comprising 110 separate investment portfolios currently have over two million shareholders. As of December 31, 1996, the Adviser was retained as an investment manager by 34 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equi-table Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly owned sub-sidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding company. Certain information con-cerning the ownership and control of Equitable by AXA is set forth in the Statement of Additional Information under "Management of the Fund."

The Adviser provides investment advisory services and order placement facili-ties for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers. Each of the Portfo-lios pays the Adviser at the following annual percentage rate of its average daily net asset value:

Money Market Portfolio           .500%
Premier Growth Portfolio        1.000%
Growth and Income Portfolio      .625%
U.S. Government/High Grade
Securities Portfolio             .600%
High-Yield Portfolio             .750%
Total Return Portfolio           .625%
International Portfolio         1.000%
Short-Term Multi-Market
Portfolio                        .550%
Global Bond Portfolio            .650%
North American Government
Income Portfolio                 .650%
Utility Income Portfolio         .750%
Global Dollar Government
Portfolio                        .750%
Conservative Investors
Portfolio                        .750%
Growth Investors Portfolio       .750%
Growth Portfolio                 .750%
Worldwide Privatization
Portfolio                       1.000%
Technology Portfolio            1.000%
Quasar Portfolio                1.000%
Real Estate Investment
Portfolio                        .900%

The fees are accrued daily and paid monthly. For the year ended December 31, 1996, the Adviser received no net advisory fees from the Short Term Multi-Mar-ket Portfolio, the Global Dollar Government Portfolio, the Growth Investors Portfolio, the Quasar Portfolio, the Real Estate Investment Portfolio and the High Yield Portfolio. For the year ended December 31, 1996 the Adviser received an advisory fee from each of the Premier Growth Portfolio, the Global Bond Portfolio, the Growth & Income Portfolio, the U.S. Government/High Grade Secu-rities Portfolio, the Total Return Portfolio, the International Portfolio, the Money Market Portfolio, the North American Government Income Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio and the Technology Portfolio so that each such Portfolio paid an advisory fee equal to .72%, .44%, .63%, .54%,
 .46%, .04%, .50%, .19%, .19%, .74%, .10%, .30% and .33% of each such Portfo-
lio's average net assets, respectively.

For the year ended December 31, 1996, for its services as Sub-Adviser to the Global Bond Portfolio, the Sub-Adviser received from the Adviser a monthly fee at the annual rate of .40% of that Portfolio's average daily net asset value.



EXPENSES OF THE FUND

In addition to the payments to the Adviser under the Investment Advisory Agree-ment described above, the Fund pays certain other costs including (a) custody, transfer and dividend disbursing expenses, (b) fees of Directors who are not affiliated with the Adviser, (c) legal and auditing expenses, (d) clerical, accounting and other office costs, (e) costs of printing the Fund's prospec-tuses and shareholder reports, (f) cost of maintaining the Fund's existence,
(g) interest charges, taxes, brokerage fees and commissions, (h) costs of sta-tionery and supplies, (i) expenses and fees related to registration and filing with the Commission and with state regulatory authorities, and (j) cost of certain personnel of the Adviser or its affiliates rendering clerical, ac-counting and other services to the Fund.

As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Investment Advisory Agreement, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or by its affiliates; in such event, the services are provided to the Fund at cost and the payments specifically ap-proved in advance by the Fund's Board of Directors.

For the year ended December 31, 1996, the ordinary operating expenses of the Growth and Income Portfolio were .82%, the Short-Term Multi-Market Portfolio were .95%, the Global Bond Portfolio were .94%, the Money Market Portfolio were .69%, the Premier Growth Portfolio were .95%, the U.S. Government/High Grade Portfolio were .92%, the Total Return Portfolio were .95%, the Interna-tional Portfolio were .95%, the North American Government Income Portfolio were .95%, the Global Dollar Government Portfolio were .95%, the Utility In-come Portfolio were .95%, the Conservative Investors Portfolio were .95%, the Growth Portfolio were .93%, the Growth Investors Portfolio were .95%, the Worldwide Privatization Portfolio were .95%, the Technology Portfolio were
 .95% and the Quasar Portfolio were .95% of each such Portfolio's average net assets, all net of voluntary expense reimbursements.

--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

Shares of each Portfolio of the Fund are offered on a continuous basis di-rectly by the Fund and by Alliance Fund Distributors, Inc., the Fund's Princi-pal Underwriter, to the separate accounts of certain life insurance companies without any sales or other charge, at each Portfolio's net asset value, as de-scribed below. The separate accounts of insurance companies place orders to purchase shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies which are funded by shares of the Portfolios. The Fund re-serves the right to suspend the sale of the Fund's shares in response to con-ditions in the securities markets or for other reasons. Individuals may not place orders directly with the Fund. See the Prospectus of the separate ac-count of the participating insurance company for more information on the pur-chase of Portfolio shares.

The public offering price of each Portfolio's shares is their net asset value. The per share net asset value of each Portfolio is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares. The Fund's per share net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any week-day exclusive of days on which the Exchange is closed (most national holidays and Good Friday). For purposes of this computation, the securities in each Portfolio are valued at their current market value (in the case of the Money Market Portfolio, amortized cost value is used) determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accurately reflect fair market value. Portfolio securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. In the case of the Money Market Portfo-lio, per share net asset value is expected to be constant at $1.00 per share, although this price is not guaranteed.

REDEMPTION OF SHARES

An insurance company separate account may redeem all or any portion of the shares of any Portfolio in its account at any time at the net asset value per share of that Portfolio next determined after a redemption request in proper form is furnished to the Fund or the Principal Underwriter. Any certificates representing shares being redeemed must be submitted with the redemption re-quest. Shares redeemed are entitled to earn dividends, if any, up to and in-cluding the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be post-poned for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a re-sult of which it is not reasonably practicable for the Fund fairly to deter-mine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Money Market Portfolio declares income dividends each business day at 4:00 p.m. Eastern time and such dividends are paid monthly via automatic investment in additional full and fractional shares in each shareholders' account. As such additional shares are entitled to dividends, a compounding growth of income oc-curs. Net income consists of all accrued interest income on Portfolio assets less the Portfolio's expenses (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

Each of the other Portfolios will declare and distribute dividends from net in-vestment income and will distribute its net capital gains, if any, at least an-nually. Such income and capital gains distributions will be made in shares of such Portfolios.

The Fund will distribute the return of capital it receives from the REITs in which the Fund invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distri-butions paid to the Fund and subsequently distributed to shareholders is a re-turn of capital. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calen-dar year.

Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Rev-enue Code (the "Code"). If so qualified, each Portfolio will not be subject to Federal income or excise taxes on its investment company taxable income and net capital gains to the extent such investment company taxable income and net cap-ital gains are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable when left to accumulate within a vari-able annuity (other than an annuity interest owned by a person who is not a natural person) or variable life insurance contract. Distributions of net in-vestment income and net short-term capital gain will be treated as ordinary in-come and distributions of net long-term capital gain will be treated as long-term capital gain in the hands of the insurance companies.

Section 817(h) of the Code requires that the investments of a segregated asset ac-count of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally af-forded holders of annuities or life insurance policies under the Code. The De-partment of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the appli-cable diversification requirements. Under the Regulations, if a regulated in-vestment company satisfies certain conditions, a segre-gated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of each Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

For information concerning federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the or-ders for portfolio transactions for the Fund. Portfolio transactions for the Money Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the High-Yield Portfolio, the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio, the Utility Income Portfolio and the Global Dollar Government Portfolio occur primarily with issuers, underwriters or major dealers acting as principals, while trans-actions for the Premier Growth Portfolio, the Growth and Income Portfolio, the International Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Technology Portfolio and the Quasar Portfolio are normally ef-fected by brokers, and transactions for the Conservative Investors, the Growth Investors, Total Return Portfolio and the Real Estate Investment Portfolio are normally effected through any one or more of the foregoing entities.

The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing or-ders, it is the policy of the Fund to obtain the best price and execution for its transactions. Consistent with the objective of obtaining best execution, the Fund may use brokers and dealers who provide research, statistical and other information to the Adviser.

There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker. Consistent with the Rules of Fair Practice of the Na-tional Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio trans-actions with the Fund.

The Fund may from time to time place orders for the purchase or sale of secu-rities on an agency basis with Donaldson, Lufkin & Jenrette Securities Corpo-ration, an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Divi-sion of Donaldson, Lufkin and Jenrette Securities Corporation, for which Don-aldson, Lufkin and Jenrette Securities Corporation may receive a portion of the brokerage commission. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execu-tion and would not be dependent upon the fact that Donaldson, Lufkin & Jen-rette Securities Corporation is an affiliate of the Adviser.

ORGANIZATION

The Fund is a Maryland corporation organized on November 17, 1987. The autho-rized capital stock of the Fund consists solely of 10,000,000,000 shares of Common Stock having a par value of $.001 per share, which may, without share-holder approval, be divided into an unlimited number of series. Such shares are currently divided into 19 series, one underlying each Portfolio. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series on matters, such as the elec-tion of Directors, that affect all Portfolios in substantially the same man-ner. Maryland law does not require a registered investment company to hold an-nual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Share-holders have available certain procedures for the removal of Directors. Shares of each Portfolio are freely transferable, are entitled to dividends as deter-mined by the Board of Directors and, in liquidation of the Fund, are entitled to receive the net assets of that Portfolio. Shareholders have no preference, pre-emptive or conversion rights. In accordance with current law, it is antic-ipated that an insurance company issuing a variable annuity contract or vari-able life insurance policy that participates in the Fund will request voting instructions from contract or policyholders and will vote shares in the sepa-rate account in accordance with the voting instructions received.

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of the Adviser, is the Princi-pal Underwriter of shares of the Fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachu-setts 02110, acts as Custodian for the securities and cash of the Fund and as its dividend disbursing agent, but plays no part in deciding on the purchase or sale of portfolio securities.

REGISTRAR AND DIVIDEND-DISBURSING AGENT

Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Ad-viser, located at 500 Plaza Drive, Secaucus, New Jersey, 07094, acts as the Fund's registrar and dividend-disbursing agent.

PERFORMANCE INFORMATION

From time to time the Fund advertises its "total return." The Fund's "total return" is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's in-ception). The Fund's total re-turn for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

The Fund's total return is not fixed and will fluctuate in response to pre-vailing market conditions or as a function of the type and quality of the se-curities in the Fund's portfolio and the Fund's expenses. Total return infor-mation is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

Advertisements quoting performance rankings of the Fund as measured by finan-cial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the his-torical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as the Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Mag-azine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

ADDITIONAL INFORMATION

Any shareholder inquiries may be directed to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Prospectus. This Prospectus and the Statement of Additional Information which has been in-corporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This Prospectus does not constitute an offering in any state in which such of-fering may not lawfully be made.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than the Aaa securi-ties.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position charac-terizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcom-ings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  ABSENCE OF RATING: When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

  1. An application for rating was not received or accepted.

  2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

  3. There is a lack of essential data pertaining to the issue or issuer.

  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modi-fier 1 indicates that the security ranks in the higher end of its generic rat-ing category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay prin-cipal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal al-though it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay inter-est and repay principal. Whereas it normally exhibits adequate protection pa-rameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded as having pre-dominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  C1: The rating C1 is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopar-dized.

  PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the ad-dition of a plus or minus sign to show relative standing within the major rat-ing categories.

  NR: Not rated.

DUFF & PHELPS CREDIT RATING CO.

  AAA: Highest credit quality. Risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic condi-tions.

  A+, A, A-: Protection factors are average but adequate. However, risk fac-tors are more variable and greater in periods of economic stress.

  BBB+, BBB, BBB-: Below average protection factors but still considered suf-ficient for prudent investment. Considerable variability in risk during eco-nomic cycles.

  BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate ac-cording to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely ac-cording to economic cycles, industry conditions and/or company fortunes. Po-tential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal or interest. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

FITCH INVESTORS SERVICE, INC.

  AAA: Bonds considered to be investment grade and of the highest credit qual-ity. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, al-though not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future de-velopments, short-term debt of these issuers is generally rated F- 1+.

  A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could as-sist the obligor in satisfying its debt service requirements.

  B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through-out the life of the issue.

  CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

  The ability to meet obligations requires an advantageous business and eco-nomic environment.

  CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C: Bonds are in imminent default in payment of interest or principal.

  DDD, DD, D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ul-timate recovery value in liquidation or reorganization of the obligor. DDD represents the highest po-tential for recovery on these bonds, and D represents the lowest potential for recovery.

  PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to in-dicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

  NR: Indicates that Fitch does not rate the specific issue.

This is filed pursuant to Rule 497(c).
File Nos. 33-18647 and 811-05398.

                                       ALLIANCE VARIABLE PRODUCTS
                                       SERIES FUND, INC.

_________________________________________________________________

P. O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                           May 1, 1997
_________________________________________________________________

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated May 1, 1997. Copies of such
Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE

         Introduction.....................................      3
         Investment Policies and Restrictions.............      3
              Money Market Portfolio......................      7
              Premier Growth Portfolio....................      9
              Growth and Income Portfolio.................     13
              U.S. Government/High Grade
                Securities Portfolio......................     15
              High-Yield Portfolio........................     30
              Total Return Portfolio......................     38
              International Portfolio.....................     40
              Short-Term Multi-Market Portfolio
                and Global Bond Portfolio.................     46
              North American Government Income
                Portfolio.................................     50
              Global Dollar Government Portfolio..........     88
              Utility Income Portfolio....................    101
              Conservative Investors Portfolio,
                Growth Investors Portfolio and
                Growth Portfolio..........................    108
              Worldwide Privatization Portfolio...........    136
              Technology Portfolio........................    148
              Quasar Portfolio............................    157
              Real Estate Investment Portfolio............    164
              Other Investment Policies...................    172
         Management of the Fund...........................    176
         Purchase and Redemption of Shares................    187
         Net Asset Value..................................    188
         Portfolio Transactions...........................    190

         Dividends, Distributions and Taxes...............    192
         General Information..............................    193
         Report of Independent Accountants
              and Financial Statements....................    200

         Appendix A - Bond and Commercial Paper Ratings... A-1 Appendix B - Description of Obligations Issued
              or Guaranteed by U.S. Government Agencies
              or Instrumentalities........................    B-1
         Appendix C - Futures Contracts and Options on
              Futures Contracts and Foreign Currencies....    C-1
         Appendix D - Options.............................    D-1
         Appendix E - Japan...............................    E-1

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

                          INTRODUCTION
_________________________________________________________________

         Alliance Variable Products Series Fund, Inc. ("the Fund") is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Fund's Prospectus which have differing investment objectives and policies. The Fund currently has nineteen Portfolios, all of which are described in this Statement of Additional Information.

_________________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
_________________________________________________________________

         The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as noted below, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders of the affected Portfolio or Portfolios; however, shareholders will be notified prior to a material change in such policies.

         Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

MONEY MARKET PORTFOLIO

         GENERAL. The objectives of the Money Market Portfolio are in the following order of priority: safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Fund pursues its objectives in this Portfolio by maintaining the Portfolio's assets in high quality money market securities, all of which at the time of investment have remaining maturities of one year or less (which maturities may extend to 397 days). Accordingly, the Portfolio may make the following investments diversified by maturities and issuers:

         1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality.

         2. Certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. Such certificates may include, for example, those issued by foreign subsidiaries of such banks which are guaranteed by them. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         3. Commercial paper, including variable amount master demand notes, of prime quality rated A-1+ or A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issue rated AAA or AA by S&P, or Aaa or Aa by Moody's. For a description of such ratings see Appendix A. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         4. Repurchase agreements that are collateralized in full each day by liquid securities of the types listed above. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or the Fund's Custodian. It is the Portfolio's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or the Fund's Custodian. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Portfolio's total assets.

         For additional information regarding repurchase agreements, see "Other Investment Policies -- Repurchase
Agreements," below.

         REVERSE REPURCHASE AGREEMENTS. While the Portfolio has no current plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund's Custodian will place cash not available for investment or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("Government Securities") or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Money Market Portfolio's commitments in reverse repurchase agreements.

         LIQUID RESTRICTED SECURITIES. The Portfolio may purchase restricted securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act") that are determined by Alliance Capital Management L.P. (the "Adviser") to be liquid in accordance with procedures adopted by the Directors. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

         In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which the Portfolio may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders.

         In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the Securities and Exchange Commission (the "Commission") adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be resold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities. The Portfolio's investments in Rule 144A eligible securities are not subject to the limitations described above on securities issued under Section 4(2).

         The Fund's Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors. The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

              (i) the frequency of trades and quotations for the security;

             (ii) the number of dealers making quotations to purchase or sell the security;

            (iii) the number of other potential purchasers of the security;

             (iv) the number of dealers undertaking to make a market in the security;

              (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); and

             (vi)  any applicable Securities and Exchange
                   Commission interpretation or position with respect to such types of securities.

         Following the purchase of a restricted security by the Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

         MONEY MARKET REQUIREMENTS. While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, restricts its portfolio to the types of investments listed above. Of note, the Portfolio does not invest in issues of savings and loan associations, letters of credit, or issues of foreign banks. The Portfolio may make investments in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks specified above, prime quality dollar-denominated commercial paper issued by foreign companies meeting the rating criteria specified above, and in certificates of deposit and bankers' acceptances denominated in U.S. dollars that are issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such investments in which the Portfolio may invest. To the extent that the Portfolio invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards. As even the safest of securities involve some risk, there can be no assurance, as is true with all investment companies, that the Portfolio's objective will be achieved. The market value of the Portfolio's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

         The Money Market Portfolio intends to comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), as amended from time to time, including the diversity, quality and maturity conditions imposed by the Rule. Accordingly, in any case in which there is a variation between the conditions imposed by the Rule and the Portfolio's investment policies and restrictions, the Portfolio will be governed by the more restrictive of the two requirements.

         Currently, pursuant to Rule 2a-7, the Money Market Portfolio may invest only in "eligible securities," as that term is defined in the Rule. Generally, an eligible security is a security that (i) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO; and
(iii) has been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Board of Directors. A security that originally had a maturity of greater than 397 days is an eligible security if the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A attached hereto.

         Under Rule 2a-7, the Money Market Portfolio may not invest more than 5% of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Portfolio may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof that Portfolio would have invested more than (A) the greater of 1% of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Money Market Portfolio, supplement those set forth above and in the Prospectus and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Purchase any security which has a maturity date more than one year from the date of the Portfolio's purchase;

         2. Make investments for the purpose of exercising control;

         3. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

         4. Invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs;

         5. Make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; or

         6. Purchase or retain securities of any issuers if those officers and directors of the Fund and officers and directors of the Adviser who own individually more than 1/2% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

PREMIER GROWTH PORTFOLIO

         GENERAL. The objective of the Premier Growth Portfolio is capital growth rather than current income. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio will seek to achieve its objective through aggressive investment policies and, therefore, is not intended for investors whose principal objective is assured income or conservation of capital. Ordinarily, the annual portfolio turnover rate may be in excess of 100%. For the fiscal years ended December 31, 1995 and December 31, 1996, the portfolio turnover rates were 97% and 32%, respectively.

         In seeking its investment goal, the Portfolio will invest predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully selected, high-quality American companies that, in the judgment of the Adviser, are likely to achieve superior earnings growth. The Portfolio's investments in the 25 of these companies most highly regarded at any point in time by the Adviser will usually constitute approximately 70% of the Portfolio's net assets. Normally, approximately 40 companies will be represented in the Portfolio's investment portfolio. The Portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies.

         The Adviser expects the average weighted market capitalization of companies represented in the Portfolio's portfolio (that is the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions which reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Investments will be made based upon their potential for capital appreciation.
Current income will be incidental to that objective. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Portfolio's investment objective will be met.

         The Adviser expects that, under normal circumstances, the Portfolio will invest at least 85% of the value of its total assets in the equity securities of American companies (except when in a temporary defensive position). The Portfolio defines American companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and (ii) the equity securities of which are traded principally in the United States securities markets.

         The Portfolio may invest in both listed and unlisted domestic and foreign securities, and in restricted securities, and in other assets having no ready market, but not more than 10% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act, or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such a manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value. See "Other Investment Policies -- Illiquid Securities" below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

         SPECIAL SITUATIONS. The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

         SHORT SALES. The Portfolio may not sell securities short, except that it may make short sales "against the box." Such sales may be used by the Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Portfolio. Gains or losses will be short- or long-term for federal income tax purposes depending upon the length of time the securities are held by the Portfolio before closing out the short sales by delivery to the lender. The Portfolio may, in certain instances, realize short-term gains or losses on short sales "against the box" by covering the short position through a subsequent purchase.

         OPTIONS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash, U.S. Government Securities or other liquid high grade debt obligation held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash in a segregated account with the Fund's Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at high prices. In exchange for the premium received by it, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options occurs when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees.

         It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option. Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts.
Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of which are members of a national securities exchange on which options are traded, and will in such case be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets.
The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Growth Portfolio, supplement those set forth above and in the Prospectus and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1.   Write put options;

         2. Make investments for the purpose of exercising control;

         3. Except as permitted in connection with short sales of securities "against the box" described under the heading
"Short Sales" above, make short sales of securities;

         4. Buy or hold securities of any issuer if any officer or director of the Fund, the Adviser or any officer, director or 10% shareholder of the Adviser owns individually 1/2 of 1% of a class of securities of such issuer, and such persons together own beneficially more than 5% of such securities; or

         5. Buy or sell any real estate or interests therein, commodities or commodity contracts, including commodity futures contracts.

GROWTH AND INCOME PORTFOLIO

         GENERAL. The Growth and Income Portfolio's objective is reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. It may invest whenever the economic outlook is unfavorable for common stock investments in other types of securities, such as bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Portfolio may also write covered call options listed on domestic securities exchanges. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover. Ordinarily the annual portfolio turnover rate will not exceed 100%. The portfolio turnover rates for the fiscal years ended December 31, 1995 and December 31, 1996 were 150% and 87%, respectively.

         The Portfolio may invest in foreign securities. Although not a fundamental policy, the Portfolio will not make any such investments unless such securities are listed on a national securities exchange.

         It is the Portfolio's policy not to concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry, underwrite securities issued by other persons, purchase any securities as to which it might be deemed a statutory underwriter under the Securities Act, purchase or sell commodities or commodity contracts or engage in the business of purchasing and selling real estate.

         OPTIONS. The Portfolio may write covered call options, provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Portfolio's assets are subject to call options. For a discussion of options, see "Premier Growth Portfolio - Options" above.

         The Portfolio will purchase call options only to close out a position in an option written by it. In order to close out a position, the Portfolio will make a "closing purchase transaction" if such is available. In such a transaction, the Portfolio will purchase a call option on the same security option which it has previously written. When a security is sold from the Portfolio against which a call option has been written, the Portfolio will effect a closing purchase transaction so as to close out any existing call option on that security. The Portfolio will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium for the writing thereof. A closing purchase transaction cannot be made if trading in the option has been suspended.

         The premium received by the Portfolio upon writing a call option will increase the Portfolio's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

         INVESTMENT RESTRICTIONS. The following investment restrictions, which are applicable to the Growth and Income Portfolio, supplement those set forth above and in the Prospectus and may not be changed without shareholder approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Purchase the securities of any other investment company except in a regular transaction on the open market;

         2. Purchase the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities; or

         3. Invest in the securities of any company for the purpose of exercising control of management.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

         The investment objective of the U.S. Government/High Grade Securities Portfolio is high current income consistent with preservation of capital. In seeking to achieve this objective, the Portfolio will invest principally in a portfolio of (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") and repurchase agreements pertaining to U.S. Government Securities and (ii) other high grade debt securities rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's or that have not received a rating but are determined to be of comparable quality by the Adviser.
As a fundamental investment policy, the Portfolio will invest at least 65% of its total assets in these types of securities, including the securities held subject to repurchase agreements. The Portfolio will utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk. The Fund's Custodian will place cash not available for investment or U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of any options transactions which may be entered into by the Portfolio. The Portfolio is designed primarily for long-term investors and investors should not consider it a trading vehicle. As with all investment company portfolios, there can be no assurance that the Portfolio's objective will be achieved.

         The Portfolio is subject to the diversification requirements prescribed by the U.S. Treasury Department which, among other things, limits the Portfolio to investing no more than 55% of its total assets in any one investment. For this purpose, all securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities are considered a single investment. Accordingly, the U.S. Government/High Grade Securities Portfolio will limit its purchases of U.S. Government Securities to 55% of the total assets of the Portfolio. Consistent with this limitation, the Portfolio will, as a matter of fundamental policy, invest at least 45% of its total assets in U.S. Government Securities. Nevertheless, the Portfolio reserves the right to modify the percentage of its investments in U.S. Government Securities in order to comply with all applicable tax requirements.

         U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the United States Government, its agencies or instrumentalities, include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). See Appendix B hereto for a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

         U.S. GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES-
- GENERAL. Mortgages backing the U.S. Government guaranteed mortgage-related securities purchased by the Portfolio include, among others, conventional 30 year fixed rate mortgages, graduated payment mortgages, 15 year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Portfolio may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of the Portfolio's shares of Common Stock.

         GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-related securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolio may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagors actually make mortgage payments when due.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool or mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates above par in the secondary market.

         FHLMC SECURITIES.  The Federal Home Loan Mortgage
Corporation ("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

         The FHLMC issues two types of mortgage-related pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and guaranteed mortgage securities ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

         GMCs also represent a PRO RATA interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

         FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

         ZERO COUPON TREASURY SECURITIES. The Portfolio may invest in "zero coupon" Treasury securities, which are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but; instead, is issued and traded at a discount from its face amount. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than those of interest-bearing securities, and are likely to respond to changes in interest rates to a greater degree than otherwise comparable securities that do pay periodic interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.

         Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that these receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securities for purposes of the Portfolio's investing at least 45% of its assets in U.S. Government Securities. The Fund disagrees with the staff's interpretation but has undertaken, until final resolution of the issue, to include the Portfolio's purchases of such securities in the non-U.S. Government Securities portion of the Portfolio's investments which may be as much as 55% of its total assets. However, if such securities are deemed to be U.S. Government Securities, the Portfolio will include them as such for purposes of determining the 55% limitation on U.S. Government Securities.

         REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. Currently the Portfolio plans to enter into repurchase agreements only with the Fund's Custodian and such primary dealers. For a general discussion of repurchase agreements, see "Other Investment Policies -- Repurchase Agreements," below.

         GENERAL. U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

         HIGH GRADE DEBT SECURITIES. High grade debt securities which, together with U.S. Government Securities, will constitute at least 65% of the Portfolio's assets include:

         1. Debt securities which are rated AAA, AA, or A by S&P or Aaa, Aa or A by Moody's;

         2. Obligations of, or guaranteed by, national or state bank holding companies, which obligations, although not rated as a matter of policy by either S&P or Moody's, are rated AAA, AA or A by Fitch Investors Services, Inc. ("Fitch");

         3. Commercial paper rated A-1+, A-1, A-2 or A-3 by S&P or Prime-1, Prime-2 or Prime-3 by Moody's; and

         4. Bankers' acceptances or negotiable certificates of deposit issued by banks rated AAA, AA or A by Fitch.

         INVESTMENT IN HIGH GRADE DEBT SECURITIES. With respect to the Portfolio's investment in high grade debt securities, it will not acquire common stocks or equities exchangeable for or convertible into common stock or rights or warrants to subscribe for or purchase common stock, except that with respect to convertible debt securities, the Portfolio may acquire common stock through the exercise of conversion rights in situations where it believes such exercise is in the best interest of the Portfolio and its shareholders. In such event, the Portfolio will sell the common stock resulting from such conversion as soon as practical. The Portfolio may acquire debt securities and nonconvertible preferred stock which may have voting rights, but in no case will the Portfolio acquire more than 10% of the voting securities of any one issuer. The relative size of the Portfolio's investments in any grade or type of security will vary from time to time. Critical factors which are considered in the selection of securities relate to other investment alternatives as well as trends in the determinants of interest rates, corporate profits and management capabilities and practices.

         RESTRICTED SECURITIES. Consistent with its investment restrictions, the Portfolio may acquire restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board of Directors of the Fund in good faith deem appropriate to reflect their fair market value. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 10% of the value of its total assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity. See "Other Investment Policies -- Illiquid Securities" below, for a more detailed discussion of the Portfolio's investment policy in securities with legal or contractual restrictions on resale.

         OTHER SECURITIES. While the Portfolio's investment strategy emphasizes U.S. Government Securities and high grade debt securities, the Portfolio may, consistent with its investment objectives, invest up to 35% of its total assets in securities other than U.S. Government Securities and high grade debt securities, including (i) investment grade corporate debt securities of a type other than the high grade debt securities described above (including collateralized mortgage obligations),
(ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) put and call options, futures contracts and options thereon. Investment grade debt securities are those rated Baa or higher by Moody's or BBB or higher by S&P or, if not so rated, of equivalent investment quality in the opinion of the Adviser. Securities rated Baa by Moody's or BBB by S&P normally provide higher yields but are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. See Appendix A hereto for a description of corporate debt ratings.

         COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral.

         Scheduled distributions on the mortgage-backed certificates pledged to secure the CMOs, together with certain funds and other collateral, will be sufficient to make timely payments of interest on the CMOs and to retire the CMOs not later than their stated maturity. Since the rate of payment of principal of the CMOs will depend on the rate of payment (including prepayments) of the principal of the underlying mortgage-backed certificates, the actual maturity of the CMOs could occur significantly earlier than their stated maturity.
The CMOs may be subject to redemption under certain circumstances. CMOs bought at a premium (i.e., a price in excess of principal amount) may involve additional risk of loss of principal in the event of unanticipated prepayments of the underlying mortgages because the premium may not have been fully amortized at the time the obligation is repaid.

         Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FHLMC, or FNMA, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of CMOs typically have no significant assets other than those pledged as collateral for the obligations.

         The staff of the Commission currently takes the position, in a reversal of its former view, that certain issuers of CMOs are not investment companies for purposes of Section 12(d)(i) of the 1940 Act, which limits the ability of one investment company to invest in another investment company. The staff of the Commission has determined that certain issuers of CMOs are investment companies for purposes of the 1940 Act. In reliance on a recent staff interpretation, the Portfolio's investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the staff's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Portfolio selects CMOs or

REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

         INVESTMENT PRACTICES.

         OPTIONS ON U.S. GOVERNMENT SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolio intends to write covered put and call options and purchase put and call options on U.S. Government Securities that are traded on United States securities exchanges and over the counter. The Portfolio may also write such call options that are not covered for cross-hedging purposes. There are no specific percentage limitations on the Portfolio's investments in options.

         The Portfolio intends to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or U.S. Governmental Securities in an amount not less than the market value of the underlying security, marked to market daily.

         In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

         If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

         Over-the-counter options are purchased or written by the Portfolio in privately negotiated transactions. Such options are illiquid and it may not be possible for the Portfolio to dispose of any option it has purchased or terminate its obligations under an option it has written at a time when the Adviser believes it would be advantageous to do so.

         The Portfolio intends to write covered put and call options and purchase put and call options on U.S. Government Securities that are traded on United States securities exchanges and over the counter. The Portfolio also intends to write call options that are not covered for cross-hedging purposes.

         For additional information on the use, risks and costs of options, see Appendix D.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of U.S. Government Securities ("futures contracts") and may purchase and write options to buy or sell futures contracts ("options on futures contracts"). Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. exchanges or over the counter. These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date. The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instrumentalities and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of securities hedged or used for cover will not be perfect.

         A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck.

         The Portfolio will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury bills. The Portfolio may also enter into futures contracts which are based on non-U.S. Government bonds.

         The Portfolio's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to U.S. Government Securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolio's ability to engage in options and futures transactions may be limited by tax considerations.

         It is the policy of the Portfolio that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Portfolio adheres to two percentage restrictions on the use of futures contracts. The first restriction is that the Portfolio will not enter into any futures contracts and options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the futures contracts held by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Portfolio without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of future contracts and options on future contracts, see
Appendix C.

         LENDING OF PORTFOLIO SECURITIES. In order to increase income, the Portfolio may from time to time lend its securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Portfolio's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Portfolio and the Portfolio will have the right, on demand, to call back the loaned securities. The Portfolio may pay fees to arrange the loans. The Portfolio will not lend its securities in excess of 30% of the value of its total assets, nor will the Portfolio lend its securities to any officer, director, employee or affiliate of the Fund or the Adviser.

         WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

         When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest (or dividend) accrues to the purchaser prior to the settlement date. At the time the Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

         The use of when-issued transactions and forward commitments enables the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell its securities on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices inferior to then current market values. No when-issued transactions forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets.

         When-issued and forward commitments may be sold prior to the settlement date, but the Portfolio enters into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Custodian will maintain, in the separate account, cash, U.S. Government Securities or other liquid, high-grade debt obligations, having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell the Portfolio's securities themselves. If the Adviser, however, chooses to dispose of its right to acquire a when-issued security prior to its acquisition or dispose of its right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, the Portfolio can incur a gain or loss. At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         FUTURE DEVELOPMENTS. The Portfolio may, following written notice thereof to its shareholders, take advantage of opportunities in the area of options and futures contracts and options on futures contracts which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such opportunities, if they arise, may involve risks which exceed those involved in the options and futures activities described above.

         PORTFOLIO TURNOVER. Because the Portfolio will actively use trading to benefit from yield disparities among different issues of fixed-income securities or otherwise to achieve its investment objective and policies, the Portfolio may be subject to a greater degree of portfolio turnover than might be expected from investment companies which invest substantially all of their funds on a long-term basis. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate of the Portfolio generally will not exceed 400%(excluding turnover of securities having a maturity of one year or less). An annual turnover rate of 400% occurs, for example, when all of the Portfolio's securities are replaced four times in a period of one year. A 400% turnover rate is greater than that of many other investment companies. A higher incidence of short term capital gain taxable as ordinary income than might be expected from investment companies which invest substantially all their funds on a long term basis and correspondingly larger mark up charges can be expected to be borne by the Portfolio.
For the fiscal years ended December 31, 1995 and December 31, 1996 the portfolio turnover rates were 68% and 137%, respectively.

         INVESTMENT RESTRICTIONS. The following investment restrictions, which are applicable to the U.S. Government/High Grade Securities Portfolio, supplement those set forth above and in the Prospectus and may not be changed without Shareholder Approval, as defined under the caption "General Information" below.

         The Portfolio may not:

         1. Participate on a joint or joint and several basis in any securities trading account;

         2. Invest in companies for the purpose of exercising control;

         3. Issue senior securities, except in connection with permitted borrowing for extraordinary emergency purposes;

         4. Sell securities short or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

         5. Borrow money, except the Portfolio may borrow for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Portfolio;

         6. Invest in illiquid securities, including direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available trading market, if more than 10% of the Portfolio's assets (taken at market value) would be invested in such securities;

         7. Invest more than 5% of the value of its total assets at the time an investment is made in the nonconvertible preferred stock of issuers whose nonconvertible preferred stock is not readily marketable;

         8. Invest in the securities of any investment company, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Fund's shareholders;

         9. Invest more than 25% of the value of its total assets at the time of investment in the aggregate of:

         (a) nonconvertible preferred stock of issuers whose senior debt securities are rated Aaa, Aa, or A by Moody's or AAA, AA or A by S&P, provided that in no event may such nonconvertible preferred stocks exceed in the aggregate 20% of the value of the Portfolio's total assets at the time of investment;

         (b)  debt securities of foreign issuers  which are rated
              Aaa, Aa or A by Moody's or AAA, AA  or A by S&P;
              and

         (c) convertible debt securities which are rated Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, provided that in no event may such securities exceed in the aggregate 10% of the value of the Portfolio's total assets at the time of investment;

         10. Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;

         11.  Purchase or sell commodities or commodity contracts
(except currencies, currency futures, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options) and other similar contracts; or

         12. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

HIGH YIELD PORTFOLIO

         GENERAL. As discussed in the Prospectus for the High Yield Portfolio, the Portfolio will invest principally in fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P. The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. For a description of credit ratings see Appendix A to the Prospectus.

         Such limitations include the following: the rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions; there is frequently a lag between the time a rating is assigned and the time it is updated; and there may be varying degrees of difference in credit risk of securities in each rating category. The Adviser will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned below.

         While ratings provide a generally useful guide to credit risks, they do not, nor do they purport to, offer any criteria for evaluating interest rate risk. Changes in the general level of interest rates cause fluctuations in the prices of fixed-income securities already outstanding and will therefore result in fluctuation in net asset value of the Portfolio's shares. The extent of the fluctuation is determined by a complex interaction of a number of factors. The Adviser will evaluate those factors it considers relevant and will make portfolio changes when it deems it appropriate in seeking to reduce the risk of depreciation in the value of the Portfolio.

         PUBLIC UTILITIES. The High-Yield Portfolio's investments in public utilities, if any, may be subject to certain risks. Such utilities may have difficulty meeting environmental standards and obtaining satisfactory fuel supplies at reasonable costs. During an inflationary period, public utilities also face increasing fuel, construction and other costs and may have difficulty realizing an adequate return on invested capital. There is no assurance that regulatory authorities will grant sufficient rate increases to cover expenses associated with the foregoing difficulties as well as debt service requirements. In addition, with respect to utilities engaged in nuclear power generation, there is the possibility that Federal, State or municipal governmental authorities may from time to time impose additional regulations or take other governmental action which might cause delays in the licensing, construction, or operation of nuclear power plants, or suspension of operation of such plants which have been or are being financed by proceeds of the fixed-income securities in the Portfolio.

         MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which the High-Yield Portfolio may invest provide funds for mortgage loans made to residential home buyers. These include securities which represent interests on pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Portfolio) by various governmental, government-related and private organizations.

         Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. For a description of FNMA and FHLMC and the securities they issue see above, U.S. Government/High Grade Securities Portfolio -- U.S. Government Securities, FHLMC Securities and FNMA Securities."

         Yields on mortgage-related securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

         Actual prepayment experience may cause the yield to differ from the issued average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually.

         DIRECT INVESTMENT IN MORTGAGES. The High-Yield Portfolio may invest directly in residential mortgages securing residential real estate (i.e., the Portfolio becomes the mortgagee). Such investments are not mortgage-related securities as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as serving agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans"). The vendor of such mortgages receives a fee from the Portfolio for acting a servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. At present, such investments are considered to be illiquid by the Adviser. The Portfolio will invest in such mortgages only if the Adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and relationship between loan value and market value) that the purchase of the mortgages should not present a significant risk of loss to the Portfolio. The Portfolio has no present intention of making direct investments in mortgages.

         WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The High-Yield Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. For a general description of when-issued securities and forward commitments, see above, "U.S. Government/High Grade Portfolio-Investment Practices-When-Issued Securities and Forward Commitments." No when-issued or forward commitments will be made by the Portfolio if, as a result, more than 20% of the value of the Portfolio's total assets would be committed to such transactions.

         The High-Yield Portfolio may purchase securities on a "when, as and if issued" basis as described above in "U.S. Government/High Grade Portfolio-Investment Practices-When-Issued Securities and Forward Commitments." The commitment for the purchase of any such security will not be recognized in the Portfolio until the Adviser determines that issuance of the security is probable. At such time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Portfolio will also establish a segregated account with its custodian bank in which it will maintain U.S. Government Securities, cash or cash equivalents or other high grade debt portfolio securities equal in value to recognized commitments for such securities. The value of the Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, the Portfolio may purchase securities on such basis without limit. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Adviser and the Directors of the Fund do not believe that the net asset value of the Portfolio will be adversely affected by its purchase of securities on such basis.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES. The High-Yield Portfolio may invest in financial futures contracts ("futures contracts") and related options thereon. The Portfolio may sell a futures contract or a call option thereon or purchase a put option on such futures contract if the Adviser anticipates that interest rates will rise, as a hedge against a decrease in the value of the Portfolio's securities. If the Adviser anticipates that interest rates will decline, the Portfolio may purchase a futures contract or a call option thereon to protect against an increase in the price of the securities the Portfolio intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. For a general discussion of futures contracts and options thereon, including their risks, see "U.S. Government/High Grade Securities Portfolio-Investment Practices-Futures Contracts and Options on Futures Contracts" above and Appendix C.

         Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 6 l/2 years and 10 years, GNMA certificates and bank certificates of deposit. The Portfolio may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that may become available.

         Financial futures contracts are traded in an auction environment on the floors of several exchanges principally the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

         The Portfolio may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Portfolio's total assets. In instances involving the purchase of futures contracts by the Portfolio, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

         PUT AND CALL OPTIONS. The High-Yield Portfolio may purchase put and call options written by others and write put and call options covering the types of securities in which the Portfolio may invest. For a description of put and call options, including their risks, see above, "U.S. Government/High Grade Securities Portfolio-Investment Practices-Options on U.S. and Foreign Government Securities." The Portfolio will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Portfolio would exceed 2% of the value of its total assets; the Portfolio will not write any option (other than options on futures contracts) if, immediately thereafter, the aggregate value of its portfolio securities subject to outstanding options would exceed 15% of its total assets.

         FOREIGN SECURITIES. The portfolio may purchase foreign securities provided the value of issues denominated in foreign currency shall not exceed 20% of the Portfolio's total assets and the value of issues denominated in United States currency shall not exceed 25% of the Portfolio's total assets. For the risks associated with investments in foreign debt securities, see above, "U.S. Government/High Grade Securities Portfolio-High Grade Debt Securities-Foreign Securities."

         FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign companies will usually involve currencies of foreign countries, and since the High-Yield Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the price at which they are buying and selling various currencies.

         The Portfolio may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell for a fixed amount of dollars the amount of foreign currency approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second set of circumstances on a regular or continuous basis, and will not do so if, as a result, the Portfolio will have more than 5% of the value of its total assets committed to the consummation of such contracts.

         The Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the securities in the Portfolio or other assets denominated in that currency. At the consummation of such a forward contract, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If the Portfolio engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been a change in forward contract prices.

         Under normal circumstances, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Adviser believes that it is important to have a flexibility to enter into such forward contract when it determines that the best interest of the Portfolio will be served.

         The Fund's custodian bank will place liquid assets in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second set of circumstances, as set forth above. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

         The Portfolio's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. It also should be realized that this method of protecting the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         RESTRICTED SECURITIES. The Portfolio may acquire restricted securities within the limits set forth in the Prospectus. For a description of such securities including their risks, see above, "U.S. Government/High Grade Securities Portfolio Restricted Securities" and "Other Investment Policies-Illiquid Securities" below. If through the appreciation of restricted securities or the depreciation of unrestricted securities the Portfolio should be in a position where more than 10% of the value of its total assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements terminable within seven days and pertaining to issues of the United States Treasury with member banks of the Federal Reserve System or primary dealers in United States Government securities, so long as such investments do not in the aggregate exceed the Investment Restrictions as set forth in the Prospectus. Such investments would be made in accordance with procedures established by the Portfolio to require that the securities serving as collateral for each repurchase agreement be delivered either physically or in book entry form to the Fund's custodian and to require that such collateral be marked to the market with sufficient frequency to ensure that each such agreement is fully collateralized at all times. The Portfolio follows established procedures, which are periodically reviewed by the Fund's Board of Directors, pursuant to which the Adviser will monitor the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions. For a discussion of repurchase agreements, see "Other Investment Policies -- Repurchase Agreement," below.

         LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Portfolio may loan its portfolio securities where such loans are continuously secured by cash collateral equal to no less than the market value, determined daily, of the securities loaned. In loaning its portfolio securities, the Portfolio will require that interest or dividends on securities loaned be paid to the Portfolio. Where voting or consent rights with respect to loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit it to exercise such voting or consent rights if the exercise of such rights involves issues having a material effect on the Portfolio's investment in the securities loaned. Although the Portfolio cannot at the present time determine the types of borrowers to whom it may lend its portfolio securities, the Portfolio anticipates that such loans will be made primarily to bond dealers.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the High-Yield Portfolio, supplement those set forth above and in the Prospectus and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest more than 5% of the value of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable;

         2. Act as securities underwriter or invest in commodities or commodity contracts, except that the Portfolio (i) may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act, and (ii) may purchase financial futures as described in the Prospectus and above;

         3. Engage in the purchase or sale of real estate, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

         4. Invest in companies for the purpose of exercising control of management;

         5.  Issue any senior securities as defined in the 1940
Act (except to the extent that when-issued securities transactions, forward commitments or stand-by commitments may be considered senior securities);

         6. Participate on a joint, or on a joint and several, basis in any trading account in securities;

         7.  Effect a short sale of any security;

         8. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; or

         9. Invest in the securities of any other investment company except in connection with a merger, consolidation, acquisition of assets or other reorganization.

TOTAL RETURN PORTFOLIO

         The investment objective of the Total Return Portfolio is to achieve a high return through a combination of current income and capital appreciation. The Portfolio has adopted, as a fundamental policy, that it be a "balanced fund;" this fundamental policy cannot be changed without Shareholder Approval. The percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of the Adviser. The Portfolio's assets are invested in U.S. Government and agency obligations, bonds whether convertible or non-convertible and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. Ordinarily, the annual portfolio turnover rate will not exceed 100%. For the fiscal years ended December 31, 1995 and December 31, 1996 the portfolio turnover rates were 30% and 57%, respectively.

         Subject to market conditions the Portfolio may also try to realize income by writing covered call options listed on a domestic securities exchange. In so doing, the Portfolio foregoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price of the option in return for the premium it received from the purchaser of the option. The Adviser believes that such premiums will increase the Portfolio's distributions without subjecting it to substantial risks. No option will be written by the Portfolio if, as a result, more than 25% of the Portfolio's assets are subject to call options. For a discussion of covered call options see "High Yield Portfolio -- Put and Call Options" above. The Portfolio will purchase call options only to close out a position in an option written by it. In order to close out a position the Portfolio will make a "closing purchase transaction" if such is available. Except as stated above, the Portfolio may not purchase or sell puts or calls or combinations thereof.

         The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover. Ordinarily the annual portfolio turnover rate of either the equity or the fixed-income securities will not exceed 100%, respectively.

         Although the Portfolio may invest in foreign securities, it has no present intention to do so.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Total Return Portfolio, supplement those set forth above and in the Prospectus and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Purchase the securities of any other investment company except in a regular transaction in the open market;

         2. Retain investments in the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities;

         3. Invest in other companies for the purchase of exercising control of management;

         4. Purchase securities on margin, borrow money, or sell securities short, except that the Portfolio may borrow in an amount up to 10% of its total assets to meet redemption requests and for the clearance of purchases and sales of portfolio securities (this borrowing provision is not for investment leverage but solely to enable the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; all borrowings at any time outstanding will be repaid before any additional investments are made; the Portfolio will not mortgage, pledge or hypothecate any assets in connection with any such borrowing in excess of 15% of the Portfolio's total assets);

         5.   Underwrite securities issued by other persons;

         6. Purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act of 1933;

         7. Purchase or sell commodities or commodity contracts; or

         8. Issue any securities senior to the capital stock offered hereby.

INTERNATIONAL PORTFOLIO

         GENERAL. The objective of the International Portfolio is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (e.g. incorporated outside the United States), companies participating in foreign economies with prospects for growth and foreign government securities. As a secondary objective, the Portfolio will attempt to increase its current income without assuming undue risk. There is no limitation on the percent or amount of the Portfolio's assets which may be invested for growth or income, and therefore, at any point in time, the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. There can be no assurance, of course, that the Portfolio will achieve its objective. Ordinarily, the annual portfolio turnover rate will not exceed 100%. For the fiscal years ended December 31, 1995 and December 31, 1996 the portfolio turnover rates were 87% and 60%, respectively.

         In determining whether the Portfolio will be invested for capital appreciation or for income or any combination of both, the Adviser regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon the current assessment of the Adviser, the Portfolio expects that its objective will, over the long term, be met principally through investing in the equity securities of established non-United States companies which, in the opinion of the Adviser, have potential for growth of capital. However, the Portfolio can be expected during certain periods to place substantial emphasis on income through investment in foreign debt securities when it appears that the total return from such securities will equal or exceed the return on equity securities.

         Investments may be made from time to time in companies in, or governments of, developing countries as well as developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. The Adviser at present does not intend to invest more than 10% of the Portfolio's total assets in companies in, or governments of, developing countries.

         The Adviser, in determining the composition of the Portfolio, will initially seek the appropriate distribution of investments among various countries and geographic regions. Accordingly, the Adviser will consider the following factors in making investment decisions on this basis: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to the international portfolio investor. On December 31, 1996, 31.5% of the Portfolio's net assets were invested in Japanese issuers.
For a description of Japan, see Appendix E.

         The Adviser will, in analyzing individual companies for investment, look for one or more of the following characteristics: an above average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength;strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their marketplace. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally will have a record of paying dividends for at least one year, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

         Foreign securities such as those purchased by the Portfolio may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder otherwise subject to U.S. federal income taxes will, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

         It is expected that the Portfolio's investments will ordinarily be traded on exchanges located in the respective countries in which the various issuers of such securities are principally based and in some case on other exchanges. As much as 25% of the value of the Portfolio's total assets may be invested in the securities of issuers having their principal business activities in the same industry.

         Under exceptional economic or market conditions abroad, the Portfolio may temporarily invest for defensive purposes all or a major portion of its assets in U.S. government obligations or debt obligations of companies incorporated in and having their principal activities in the United States. As discussed below, the Portfolio may also from time to time invest its temporary cash balances in United States short-term money market instruments.

         SECURITIES LENDING. The Portfolio may seek to increase income by lending portfolio securities. The Portfolio will have the right to call a loan to obtain the securities loaned at any time on five days' notice or such shorter period as may be necessary to vote the securities. During the existence of a loan the Portfolio will receive the income earned on investment of the collateral. The Portfolio will not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Portfolio will call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be in good standing, and when, in its judgment, the amount which may be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 30% of the value of the Portfolio's total assets.

         WARRANTS. The Portfolio may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

         SPECIAL RISK CONSIDERATIONS. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments.

         There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

         It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations and interest rates, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The dividends and interest payable on certain of the Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to United States federal income taxes will, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

         Although the Portfolio values its assets daily in terms of U.S. dollars, its does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

         Investors should further understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment objective will be attained. The Portfolio is designed for investors who wish to diversify beyond the United States in an actively researched and managed portfolio. The Portfolio may not be suitable for all investors and is intended for long-term investors who can accept the risks entailed in seeking long-term growth of capital through investment in foreign securities as described above.

         FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign companies will usually involve currencies of foreign countries, and since the Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For a discussion of forward foreign currency exchange contracts which also apply to the International Portfolio, see "High Yield Portfolio -- Foreign Currency Transactions," above.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the International Portfolio, supplement those set forth above and in the Prospectus, and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Purchase a security if, as a result, the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Portfolio's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in general, unless the security is acquired pursuant to a plan of reorganization or an offer of exchange;

         2. Purchase or sell real estate (although it may purchase securities secured by real estate or interest therein, or issued by companies or investment trusts which invest in real estate or interest therein);

         3. Purchase or sell commodity contracts, provided, however, that this policy does not prevent the Portfolio from entering into forward foreign currency exchange contracts;

         4. Purchase securities on margin, except for use of the short-term credit necessary for clearance of purchases of portfolio securities;

         5.   Effect short sales of securities;

         6. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities
Act with respect to the disposition of certain portfolio securities acquired within the limitations of restriction 4 above;

         7. Purchase or retain the securities of any issuer if, to the knowledge of the Adviser, the officers and directors of the Fund and of the Adviser, who each owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and together own beneficially more than 5% of the securities of such issuer;

         8. Invest in companies for the purpose of exercising management or control; or

         9. Issue senior securities except as permitted by the 1940 Act.

SHORT-TERM MULTI-MARKET PORTFOLIO AND GLOBAL BOND PORTFOLIO

         GENERAL. The objective of the Short-Term Multi-Market Portfolio is to seek the highest level of current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years. The Portfolio seeks high current yields by investing in debt securities denominated in the U.S. dollar and a range of foreign currencies. Accordingly, the Portfolio will seek investment opportunities in foreign, as well as domestic, securities markets. While the Portfolio normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Portfolio will invest at least 25% of its net assets in U.S. dollar-denominated securities. The Portfolio is designed for the investor who seeks a higher yield than a money market fund or certificate of deposit and less fluctuation in net asset value than a longer-term bond fund. Certificates of deposit are insured and generally have fixed interest rates while yields for the Portfolio will fluctuate with changes in interest rates and other market conditions.

         The investment objective of the Global Bond Portfolio is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. dollar and a range of foreign currencies.

         INVESTMENT POLICIES. The following investment policies, which are applicable to the Short-Term Multi-Market Portfolio and the Global Bond Portfolio, supplement, and should be read in conjunction with, the information set forth in the Prospectus under "Other Investment Policies and Techniques." The investment policies are not designated "fundamental policies" within the meaning of the 1940 Act and may be changed by the Fund's Board of Directors without Shareholder Approval as defined under the caption "General Information", below. However, a Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         U.S. GOVERNMENT SECURITIES. See Appendix B hereto for a description of obligations issued or guaranteed by U.S.
Government agencies or instrumentalities.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.
Each Portfolio may enter into futures contracts and options on futures contracts. The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's Custodian will place cash not available for investment in U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of, the Short-Term Multi-Market Portfolio's and the Global Bond Portfolio's commitments in futures and options on futures contracts.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also adopted two percentage restrictions on the use of futures contracts. The first restriction is that a Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the outstanding futures contracts purchased by a Portfolio not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix C.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix C.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Portfolio may purchase or sell forward foreign currency exchange contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency-denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

         PORTFOLIO TURNOVER. Since the Short-Term Multi-Market Portfolio and the Global Bond Portfolio may engage in active trading, their rates of portfolio turnover may be higher than that of many other investment companies. The Portfolios cannot accurately predict their portfolio turnover rates, but it is anticipated that the annual turnover rate generally will not exceed 500% for the Short-Term Multi Market Portfolio and 400% for the Global Bond Portfolio (excluding turnover of securities having a maturity of one year of less). An annual turnover rate of 400% or 500% occurs, for example, when all of the Portfolio's securities are replaced four or five times, respectively, in a period of one year. A 400% and 500% turnover rate are greater than that of many other investment companies. A higher incidence of short term capital gain taxable as ordinary income than might be expected from investment companies which invest substantially all their funds on a long term basis and correspondingly larger mark up charges can be expected to be borne by the Portfolios. The annual portfolio turnover rates of securities of the Short-Term Multi-Market Portfolio for the fiscal years ended December 31, 1995 and December 31, 1996 were 379% and 159%, respectively. The annual portfolio turnover rates of securities of the Global Bond Portfolio for the fiscal years ended
December 31, 1995 and December 31, 1996 were 262% and 191%, respectively.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Short-Term Multi-Market Portfolio and the Global Bond Portfolio, supplement those set forth above and in the Prospectus, and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         A Portfolio may not:

         1. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         2. Participate on a joint or joint and several basis in any securities trading account;

         3. Invest in companies for the purpose of exercising control;

         4. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies; or

         6. (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (iii) invest in interests in oil, gas, or other mineral exploration or development programs; (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, a Portfolio may not invest in warrants if, such warrants valued at the lower cost or market, would exceed 5% of the value of the Portfolio's net assets.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO

         The objective of the North American Government Income Portfolio is to seek the highest level of current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, Mexico and Argentina, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities ("Government Securities"). The Portfolio seeks high current yields by investing in Government Securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso (including the Mexican New Peso). Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. The Portfolio will utilize certain other investment techniques, including options and futures.

         The Portfolio may invest its assets in Government Securities considered investment grade or higher (i.e., securities rated at least BBB by S&P or at least Baa by Moody's) or, if not so rated, of equivalent investment quality as determined by the Portfolio's Adviser. Securities rated BBB by S&P or Baa by Moody's are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. The Portfolio expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by the Portfolio's Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

         The Portfolio's Adviser will actively manage the Portfolio's assets in relation to market conditions and general economic conditions in the United States, Canada and Mexico and elsewhere, and will adjust the Portfolio's investments in

Government Securities based on its perception of which Government Securities will best enable the Portfolio to achieve its investment objective of seeking the highest level of current income, consistent with what the Portfolio's Adviser considers to be prudent investment risk. In this regard, subject to the limitations described above, the percentage of assets invested in a particular country or denominated in a particular currency will vary in accordance with the assessment of the Portfolio's Adviser of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. The Adviser anticipates that, under the conditions appertaining at the date of this Prospectus, not more than approximately 25% of the Portfolio's assets would be invested in securities denominated in the Mexican Peso.

         The Portfolio will invest at least, and normally substantially more than, 65% of its total assets in Government Securities. To the extent that its assets are not invested in Government Securities, however, the Portfolio may invest the balance of its total assets in debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies and are rated investment grade or, if not so rated, are of equivalent investment quality as determined by the Portfolio's Adviser. The Portfolio will not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, provided, however, that the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government Securities").

         INVESTMENT POLICIES.

         U.S. GOVERNMENT SECURITIES. For a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see Appendix A.

         U.S. GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES-
- GENERAL. For information regarding U.S. Government guaranteed mortgage-related securities, see "U.S. Government/High Grade Securities Portfolio -- U.S. Government Guaranteed Mortgage-Related Securities -- General," above.

         GNMA CERTIFICATES.  For information regarding GNMA
Certificates, see "U.S. Government/High Grade Securities
Portfolio -- GNMA Certificates," above.

         FHLMC SECURITIES.  For information regarding FHLMC
Securities, see "U.S. Government/High Grade Securities Portfolio
-- FHLMC Securities," above.

         FNMA SECURITIES.  For information regarding FNMA
Securities, see "U.S. Government/High Grade Securities Portfolio
-- FNMA Securities," above.

         ZERO COUPON TREASURY SECURITIES. The Portfolio may invest in "zero coupon" Treasury securities. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securities. The Portfolio disagrees with the staff's interpretation, but until final resolution of the issue will include the Portfolio's purchases of such securities in the non-U.S. Government security portion of the Portfolio's investments. However, if such securities are deemed to be U.S. Government Securities the Portfolio will not be subject to any limitations on their purchase.

         Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year.

         CANADIAN GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES. Canadian mortgage-related securities may be issued in several ways, the most common of which is a modified pass-through vehicle issued pursuant to the program (the "NHA MBS Program") established under the National Housing Act of Canada ("NHA"). Certificates issued pursuant to the NHA MBS Program ("NHA Mortgage-Related Securities") benefit from the guarantee of the Canada Mortgage and Housing Corporation ("CMHC"), a federal Crown corporation that is (except for certain limited purposes) an agent of the Government of Canada whose guarantee (similar to that of GNMA in the United States) is an unconditional obligation of the Government of Canada except as described below. The NHA currently provides that the aggregate principal amount of all issues of NHA Mortgage-Related Securities in respect of which CMHC may give a guarantee must not exceed $60 billion.

         NHA Mortgage-Related Securities are backed by a pool of insured mortgages that satisfy the requirements established by the NHA. Issuers that wish to issue NHA Mortgage-Related Securities must meet the status and other requirements of CMHC and submit the necessary documentation to become an "approved issuer". When an approved issuer wishes to issue NHA Mortgage-Related Securities in respect of a particular pool of mortgages, it must seek the approval of CMHC. Such mortgages must, among other things, be first mortgages that are insured under the NHA, not be in default and provide for equal monthly payments throughout their respective terms.

         The mortgages in each NHA Mortgage-Related Securities pool are assigned to CMHC which, in turn, issues a guarantee of timely payment of principal and interest that is shown on the face of the certificates representing the NHA Mortgage-Related Securities (the "NHA MBS Certificates"). NHA Mortgage-Related Securities do not constitute any liability of, nor evidence any recourse against, the issuer of the NHA Mortgage-Related Securities, but in the event of any failure, delay or default under the terms of NHA MBS Certificates, the holder has recourse to CMHC in respect of its guarantee set out on the NHA MBS Certificates.

         In any legal action or proceeding or otherwise, CMHC has agreed not to contest or defend against a demand for the timely payment of the amount set forth and provided for in, and unpaid on, any duly and validly issued NHA MBS Certificate, provided that such payment is sought and claimed by or on behalf of a bona fide purchaser of and investor in such security, without actual notice at the time of the purchase of the basis or grounds for contesting or defending against that demand for timely payment.

         While most Canadian Mortgage-Related Securities are subject to voluntary prepayments, some pools are not and function more like a traditional bond. The typical maturity of Canadian Mortgage-Related Securities is five years as most Canadian residential mortgages provide for a five-year maturity with equal monthly blended payments of interest and principal based on a twenty-five year amortization schedule. Pursuant to recent changes adopted by CMHC, maturities of NHA Mortgaged-Related

Securities may be as short as six months or as long as eighteen years.

         ILLIQUID SECURITIES. The Portfolio has adopted the following investment policy which may be changed by the vote of the Board of Directors.

         The North American Government Income Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

See "Other Investment Policies -- Illiquid Securities," below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into futures contracts and options on futures contracts. The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also restricted the Portfolio's use of futures contracts so that the aggregate of the market value of the outstanding futures contracts purchased by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. These restrictions will not be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix C.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix C.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or, when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed U.S. Dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Fund's Custodian will place cash not available for investment or liquid high-grade Government Securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or liquid high-grade Government Securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

         OPTIONS ON U.S. GOVERNMENT SECURITIES AND FOREIGN
GOVERNMENT SECURITIES. For additional information on the use, risks and costs of options in U.S. Government Securities and foreign government securities, see Appendix D.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Other Investment Policies --
Repurchase Agreement," below.

         PORTFOLIO TURNOVER. The Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. Such trading will increase the Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. The portfolio turnover rates of securities of the Portfolio for the fiscal years ended December 31, 1995 and December 31, 1996 were 35% and 4%, respectively. Management anticipates that the annual turnover in the Portfolio will not be in excess of 400%.

An annual turnover rate of 400% occurs, for example, when all of the securities in the Portfolio's portfolio are replaced four times in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" and "Portfolio Transactions."

         INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the North American Government Income Portfolio, supplement those set forth above and in the Prospectus, and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         2. Participate on a joint or joint and several basis in any securities trading account;

         3. Invest in companies for the purpose of exercising control;

         4. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies; or

         6. (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (iii) invest in interests in oil, gas, or other mineral exploration or development programs; (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Portfolio may not invest in warrants if, such warrants valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value. The Portfolio will also not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

              ADDITIONAL INFORMATION ABOUT CANADA,
     THE UNITED MEXICAN STATES AND THE REPUBLIC OF ARGENTINA

         The information in this section is based on material obtained by the Fund from various Canadian, Mexican and Argentine governmental and other economic sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Canada, Mexico or Argentina, their economies, or the consequences of investing in Mexican Government Securities, Canadian Government Securities or Argentine Government Securities.

               ADDITIONAL INFORMATION ABOUT CANADA

Territory and Population

         Canada is the second largest country in the world in terms of land mass with an area of 9.22 million square kilometers (3.85 million square miles). It is located north of the continental United States of America and east of Alaska. Canada comprises ten provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec and Saskatchewan) and two territories (the Northwest Territories and the Yukon Territory). Its population is approximately 29 million.

Government

         Canada is a constitutional monarchy with Queen Elizabeth II as its head of state. The Queen is represented by the Canadian Governor-General, appointed on the recommendation of the Canadian Prime Minister. Canada's government has a federal structure, with a federal government and ten provincial governments. The legislative branch consists of a House of Commons (parliament) and the Senate. Members of the House of Commons are elected by Canadian citizens over 18 years of age. Senators are appointed on a regional basis on the advice of the Prime Minister. The federal government is headed by the Prime Minister who is chosen from the party that has won the majority of seats in the House of Commons. The provincial governments each have a Legislative Assembly and a Premier. The prime minister has the privilege of effectively appointing all judges except those of the provincial courts.

         Provinces have extensive power with specific areas of jurisdiction. The federal government has defined areas of jurisdiction and the power to act in areas declared by the House of Commons to be for the general advantage of Canada. This general power has been used to justify federal action in certain areas of provincial jurisdiction. Concurrent federal and provincial jurisdiction exists in certain matters, including agriculture, immigration and pensions. The power-sharing issue between the federal government and provincial governments has been contentious and has proven to be a central issue in the process of constitutional reform.

Politics

         Since World War II, the federal government has been formed by either the Liberal Party or the Progressive Conservative Party. In October 1993, the Liberal Party, under the leadership of Mr. Jean Chretien, won 178 of the 295 seats in the Canadian House of Commons ending nine years of rule by the Progressive Conservative Party. The next general election has been called for June 2, 1997.

         Canada has had three major developments regarding unity and constitutional reform in recent years. The first two major developments were the rejection of the Meech Lake Agreement in 1990 and the Charlottetown Accord in 1992. Those reforms would have given Quebec constitutional recognition as a distinct society, transferred powers from the federal to the provincial governments and reformed the Senate by providing for more equal representation among the provinces.

         The third major development was the possibility of Quebec's independence. On September 12, 1994, the Quebec separatist party, Parti Quebecois, under the leadership of Jacques Parizeau, won 77 seats in the provincial election with 44.7% of the vote. The Liberal Party won 47 seats with 44.3% of the vote. The Parti Quebecois' agenda included a call for a referendum supporting independence. On October 30, 1995, the referendum was defeated in a close ballot, in which 50.6% voted against secession and 49.4% voted for secession. If the referendum had been approved, the Quebec government would have had a mandate to negotiate status as a separate country, but would have retained formal political and economic links with Canada similar to those that join members of the European Union. Because of the closeness of the vote, it is possible that there will be federally-sponsored legislation or the proposal of constitutional amendments with regard to the relationship between the federal government and the provinces, or that there will be another referendum within the next few years.

         In the meantime, the federal government has initiated a legal action in the Supreme Court of Canada to determine the legality of the secession attempted by Quebec. A full hearing on the matter is not expected before Fall 1997. It is expected that Quebec's position within Canada will continue to play an active part in the political debate.

Monetary and Banking System

         The central bank of Canada is the Bank of Canada. Its main functions are conducting monetary policy, supervising commercial banks, acting as a fiscal agent to the federal government and managing the foreign exchange fund. The currency unit of Canada is the Canadian dollar. Canada does not impose foreign exchange controls on capital receipts or payments by residents or non-residents.

Trade

         Canada and the United States are each other's largest trading partners and as a result there is a significant linkage between the two economies. Bilateral trade between Canada and the United States in 1995 was larger than that between any other two countries in the world. On January 2, 1988, Canada and the United States signed the Free Trade Agreement (the "FTA"), which was ratified by the Canadian Parliament and the United States Senate. In the summer of 1991, the United States, Canada and

Mexico began negotiating the North American Free Trade Agreement ("NAFTA"). NAFTA was signed on December 17, 1992 at separate ceremonies in Washington D.C., Mexico City and Ottawa. On December 30, 1993, after the legislatures in the United States and Mexico had ratified NAFTA, the Canadian government announced that it had proclaimed NAFTA into law and had exchanged the written notifications with the United States and Mexico needed to bring NAFTA into force. As a result, NAFTA effectively replaced the FTA. In November 1996, Canada and Chile entered into a trade agreement that will become effective on June 2, 1997. Initial talks with other South American countries are under way for similar bilateral trade agreements that are expected eventually to fall under the umbrella of a new form of NAFTA. When fully-implemented, NAFTA is designed to create a North America Free Trade Area, expand the flow of goods, services and investment, and eventually eliminate tariff barriers, import quotas and technical barriers among Canada, the United States and Mexico.

Economic Information Regarding Canada

         Canada experienced rapid economic expansion during most of the 1980's. In the early 1990's, however, the economy experienced a deep recession. This resulted from, among other things, high government debt and high interest rates. The recession partly created and partly highlighted some difficulties which the present government is attempting to resolve. The relatively low level of economic activity during this period reduced the growth of tax receipts with the result that the already high levels of government debt increased.

         RECENT DEVELOPMENTS. The deterioration in the government's fiscal position, which started during the recession in the early 1990's, has since been aggravated by a reluctance to decrease expenditures or increase taxes. In its 1995 budget, the Liberal Party introduced new spending cuts, the largest in over thirty years, to reduce Canada's budget deficit. For the fiscal year 1994-95, the budget deficit was 4.2% of gross domestic product ("GDP"). The 1996/97 budget estimates a deficit of approximately 3% of GDP for 1996/97 and 2% of GDP for 1997/98. While the Government's budget deficit objectives can be achieved, it will require continued economic growth, lower interest rates and additional reductions in government spending.

         In addition to the growth of the federal government deficit, provincial government debt has risen rapidly. Several developments, including increased spending on social services at the provincial level, were responsible for a significant amount of the growth of public debt from 1990-1992. In response to the increase in provincial debt, a number of rating agencies downgraded some provincial debt ratings. All provinces now have plans to balance their respective budgets. This may prove to be difficult considering the federal government's plan to reduce certain transfers to the provinces. The provinces have recently been emphasizing spending restraint and minimal tax increases or tax cuts.

         Canada's real GDP growth rate slipped to 2.3% in 1995 from 4.1% in 1994. The economy barely grew in the first half of 1996, with GDP expanding by only 0.3% in each of the first two quarters, but it picked up to .8% in the third quarter. Canada is forecast to experience moderate growth until the end of 1997, with real GDP growth of 1.6% forecast for 1996 and a pick-up to 3.0% expected in 1997. The trade sector continues to be the main impetus for growth in the Canadian economy. The trade surplus reached a record in 1995, more than three times higher than the average surplus between 1990 and 1994. As of the end of the third quarter of 1996, the trade surplus was almost 35% higher than it was for 1995. Exports grew by 16% in 1995 and by 6% as of the end of the third quarter of 1996.

         During 1994, despite growing output and low inflation, concern over the country's deficit and the uncertainty associated with Quebec's status within Canada led to a weakening of its currency and higher interest rates. During the first two quarters of 1995, however, in an attempt to increase domestic growth, the Bank of Canada decreased interest rates. The easing of monetary policy has also been facilitated by a renewed strength in the Canadian dollar. This decrease in interest rates since the beginning of 1995 has improved the government's prospects of meeting its fiscal targets. On January 20, 1995, the Canadian dollar fell to .702, its lowest rate in almost nine years and close to its record low of .692. The Bank of Canada responded by increasing rates on Treasury bills and selling U.S. dollars. The Canadian dollar has increased in value from .702 against the U.S. Dollar on January 20, 1995 to .734 on February 21, 1997.

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Canadian Dollar, information concerning inflation rates, historical information regarding the Canadian GDP and information concerning yields on certain Canadian Government Securities. Historical figures are not necessarily indicative of future fluctuations.

         CURRENCY EXCHANGE RATES. The exchange rate between the U.S. Dollar and the Canadian Dollar is at any moment related to the supply of and demand for the two currencies, and changes in the rate result over time from the interaction of many factors directly or indirectly affecting economic conditions in the United States and Canada, including economic and political developments in other countries and government policy and intervention in the money markets.

         The range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. However, the range that occurred in the past is not necessarily indicative of fluctuations in that rate that may occur over time which may be wider or more confined than the range that occurred over an historic period of comparable length. Future rates of exchange cannot be predicted, particularly over extended periods of time.

         The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in U.S. Dollars for one Canadian Dollar as certified by the Federal Reserve Bank of New York:

                         U.S. Dollars

     1981                     0.83
     1982                     0.81
     1983                     0.81
     1984                     0.77
     1985                     0.73
     1986                     0.72
     1987                     0.75
     1988                     0.81
     1989                     0.84
     1990                     0.86
     1991                     0.87
     1992                     0.83
     1993                     0.78
     1994                     0.73
     1995                     0.73
     1996                     0.73

Source:  Federal Reserve Bulletin

         INFLATION RATE OF THE CANADIAN CONSUMER PRICE INDEX. Inflation, as measured by the national consumer price index, has remained well below 2.5% since 1991. The following table sets forth for each year indicated the average change in the Canadian consumer price index for the twelve months ended December 31 for the years 1981 through 1996 (1986 = 100).

                          Annual Increases
                               In the
                          National Consumer
                             Price Index

1981 . . . . . . . . . . . . . . . 12.4%
1982 . . . . . . . . . . . . . . . 10.9
1983 . . . . . . . . . . . . . . .  5.7
1984 . . . . . . . . . . . . . . .  4.4
1985 . . . . . . . . . . . . . . .  3.9
1986 . . . . . . . . . . . . . . .  4.2
1987 . . . . . . . . . . . . . . .  4.4
1988 . . . . . . . . . . . . . . .  4.0
1989 . . . . . . . . . . . . . . .  5.0
1990 . . . . . . . . . . . . . . .  4.8
1991 . . . . . . . . . . . . . . .  5.6
1992 . . . . . . . . . . . . . . .  1.5
1993 . . . . . . . . . . . . . . .  1.8
1994 . . . . . . . . . . . . . . .  0.2
1995 . . . . . . . . . . . . . . .  2.1
1996 . . . . . . . . . . . . . . .  1.6

Source:  BANK OF CANADA REVIEW Winter 1996-1997; CANADIAN
ECONOMIC OBSERVER, February 1997.

         CANADIAN GROSS DOMESTIC PRODUCT. The following table sets forth Canada's GDP for the years 1981 through the third quarter of 1996 at historical and constant prices.

                          Gross Domestic  Change from
          Gross Domestic  Product at 1986 Prior Year at
          Product         Prices          Constant Prices

             (millions of Canadian Dollars)     (%)

1981        355,994          440,127           3.7%
1982        374,442          425,970          (3.2)
1983        405,717          439,448           3.2
1984        444,735          467,167           6.3
1985        477,988          489,437           4.8
1986        505,666          505,666           3.3
1987        551,597          526,730           4.2
1988        605,906          552,958           5.0
1989        650,748          566,486           2.4
1990        669,467          565,155          (0.2)
1991        676,477          555,052          (1.8)
1992        690,122          559,305           0.8
1993        712,855          571,722           2.2
1994        747,260          594,990           4.1
1995        776,299          608,835           2.3

1996

  1st Quarter   783,908      612,040           0.5
  2nd Quarter   790,704      613,928           1.1
  3rd Quarter   802,752      618,924           1.6

Source:  BANK OF CANADA REVIEW Winter 1996-1997; CANADIAN
ECONOMIC OBSERVER, February 1997.

YIELDS ON CANADIAN GOVERNMENT TREASURY BILLS AND BONDS. The following table sets forth the average monthly yield on 3-month and 6-month government of Canada Treasury bills and 5-year and 10-year Canada Benchmark Bonds from January 1995 through December 1996.

               Treasury Bills          Benchmark Bonds
1995        3 Months   6 Months        5 Years   10 Years

January       8.10      8.47           9.18       9.34
February      8.11      8.15           8.46       8.76
March         8.29      8.35           8.23       8.57
April         7.87      7.87           7.93       8.31
May           7.40      7.36           7.41       7.88
June          6.73      6.65           7.33       7.81
July          6.65      6.87           7.79       8.27
August        6.34      6.62           7.58       8.00
September     6.58      6.80           7.54       7.89
October       7.16      7.21           7.54       7.86
November      5.83      5.87           6.74       7.19
December      5.54      5.64           6.64       7.11

            Treasury Bills          Benchmark Bonds
1996      3 Months   6 Months       5 Years   10 Years

January       5.12      5.20        6.33        7.01
February      5.21      5.38        6.87        7.53
March         5.02      5.25        7.02        7.64
April         4.78      4.97        7.09        7.76
May           4.68      4.88        7.01        7.72
June          4.70      4.94        7.05        7.77
July          4.39      4.75        6.96        7.62
August        4.02      4.32        6.60        7.34
September     3.86      4.13        6.28        7.16
October       3.17      3.33        5.59        6.47
November      2.73      2.89        5.10        6.05
December      2.85      3.24        5.44        6.37

Source:  BANK OF CANADA REVIEW Winter 1996-1997.

     ADDITIONAL INFORMATION ABOUT THE UNITED MEXICAN STATES

Territory and Population

         The United Mexican States ("Mexico") occupies a territory of approximately 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the second most populous nation in Latin America, with an estimated population of 91 million.

         Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, with estimated populations in 1995 of
16.4 million, 3.3 million and 2.9 million, respectively. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas, have resulted in a reduction of the population growth rate to a projected 1.7% in 1996.

Government

         The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

         Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 ministries, the office of the Federal Attorney General, the Federal District Department and the office of the Attorney General of the Federal District.

         Federal Legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same Chamber. The Senate has 128 members, four from each state and four from the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts and 200 are elected by a system of proportional representation. The Constitution provides that the President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber.

         Federal Judicial authority is vested in the Supreme
Court of Justice, the Circuit and District courts, and the

Federal Judicial Board. The Supreme Court has 11 members who are selected by the Senate from a pool of candidates nominated by the President. Its members serve for 15 year terms, except for the current members of the Court, whose appointments range from eight to 20 years.

         Mexico has diplomatic relations with more than 170 countries. It is a charter member of the United Nations and a founding member of the Organization of American States, the International Monetary Fund (the "IMF"), the World Bank, the International Finance Corporation, the Inter-American Development Bank and the European Bank for Reconstruction and Development. Mexico became a member of the Organization for Economic Corporation and Development (the "OECD") on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the date on which the WTO superseded the General Agreement on Trade and Tariffs ("GATT")).

Politics

         The Partido Revolucionario Institucional ("PRI") is the dominant political party in Mexico. Since 1929 the PRI has won all presidential elections and has held a majority in Congress. Until 1989 it had also won all of the state governorships. The oldest opposition party in Mexico is the Partido Accion Nacional ("PAN"). The third major party in Mexico is the Partido de la Revolucion Democratica ("PRD").

         On August 21, 1994, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 1994. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PRI, Ernesto Zedillo Ponce de Leon, won the Presidential election with 48.77% of the votes, the candidate of the PAN was second with 25.94% of the votes and the PRD candidate was third with 16.6% of the votes. With respect to the Congressional elections, the PRI maintained its majority in both chambers, with 93 seats in the Senate and 298 seats in the Chamber of Deputies. The PAN had the second largest representation with 25 seats in the Senate and 118 seats in the Chamber of Deputies and the PRD had the third largest representation with 10 seats in the Senate and 70 seats in the Chamber of Deputies. The PRI won two additional seats pursuant to proportional representation and the PAN and the PRD each won one seat in extraordinary elections held on April 30, 1995. Next elections are due by July 1997 (Congressional) and 2000 (Presidential).

         At the beginning of 1994 armed insurgents attacked (and in some cases temporarily seized control of) several villages in the southern state of Chiapas. While the Government responded by providing support to the local authorities and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population, the conflict remained a source of debate and uncertainty for the remainder of the year. Negotiations with the insurgents continued through the spring of 1994, but subsequently were broken off. In December of 1994, the Congress approved the creation of a Congressional peace commission, to be formed by members of both chambers of Congress, which would be responsible for mediating the negotiations between the Government and the insurgents. By the end of 1994, however, the insurgents had not agreed to resume negotiations and there were additional incidents of civil unrest.

         In the Spring of 1995, the Government renewed its efforts to resolve its differences with the insurgents in the Chiapas region by facilitating their participation in the political process. On March 9, 1995, Congress approved a law granting temporary amnesty to insurgents who participate in peace talks with the Government, and on March 13, 1995, the law establishing the framework for these peace talks took effect. On September 11, 1995, the Government and the insurgents reached an agreement pursuant to which both sides accepted a common political agenda and procedural rules, and agreed to the creation of a working committee regarding the rights of indigenous peoples. This agreement was expected to represent a first step toward a comprehensive peace agreement between the parties. The working committee began negotiations on October 17, 1995 and concluded a second round of meetings on November 19, 1995 having made significant progress in laying out the framework for a plenary session that took place from January 10 through January 19, 1996. The attendees at the plenary session drafted an agreement on a series of measures aimed at enhancing and guaranteeing the rights of the indigenous population. The agreement was signed on February 16, 1996. Talks with the insurgents have continued but are currently on hold.

         On August 28, 1996, a newly formed group calling itself the Popular Revolutionary Army attacked military and police targets in small cities of some southern states of Mexico. It is generally believed that this group does not enjoy popular support, and its terrorists attacks have been condemned by both Government and nongovernment representatives. The Government has announced the apprehension of several alleged members of the group.

         In addition to the civil unrest in Chiapas, certain national developments have led to disillusionment among the electorate with the institutions of government. These events include the assassination of Luis Donaldo Colosio, the likely successor to former President Salinas and the murder of Mr. Jose Francisco Ruiz Massieu, a high-ranking PRI official. There have also been mushrooming revelations linking Mexico's drug cartels


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

with high Government officials. These revelations could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified as an ally there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.

         On January 17, 1995, the major political parties of Mexico entered into a new accord to further the opening of the political process in Mexico. On July 25, 1996, the Mexican Government announced certain proposed constitutional amendments aimed at reforming the electoral law that were ratified on August 22, 1996. The amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, among other things, exclude the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; eliminate the Electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections; impose limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; grant voting rights to Mexican citizens residing abroad; reduce from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and establish an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws and the Mexican Federal Electoral Court, which has been part of the executive branch, will become part of the judicial branch.

Money and Banking

         Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the Federal Government's primary authority for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

         A constitutional amendment relating to Banco de Mexico's activities and role within the Mexican economy became effective on August 23, 1993. The amendment's purpose was to reinforce the independence of Banco de Mexico, which may in the future act as a counterbalance to the executive and legislative branches in monetary policy matters. The amendment significantly strengthens Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry. On April 1, 1994, a new law


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

governing the activities of Banco de Mexico became effective. The new law was intended to put into effect the greater degree of autonomy granted to Banco de Mexico under the constitutional amendment described above and also established a Foreign Exchange Commission charged with determining the nation's exchange rate policies.

Trade Reform

         Mexico has been a member of GATT since 1986 and a member of the WTO since January 1, 1995. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua and entered into a definitive free trade agreement with Costa Rica in April 1994. A free trade agreement between Mexico and Chile went into effect on January 1, 1992. A free trade agreement with Colombia and Venezuela was signed in June 1994 and a similar agreement with Bolivia was signed in September 1994; both agreements entered into force in January 1995. In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities.

Economic Information Regarding Mexico

         During the period from World War II through the mid-1970's, Mexico experienced sustained economic growth. During the mid 1970's, Mexico experienced high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The steep decline in oil prices in 1981 and 1982, together with high international interest rates and the credit markets' unwillingness to refinance maturing external Mexican credits, led in 1982 to record inflation, successive devaluations of the peso by almost 500% in total, a pubic sector deficit of 16.9% of GDP and, in August 1982, a liquidity crisis that precipitated subsequent restructurings of a large portion of the country's external debt. Through much of the 1980's, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan."

         The value of the Peso has been central to the performance of the Mexican economy. From late 1982 until


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

November 11, 1991, Mexico maintained a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. The controlled exchange rate applied to certain imports and exports of goods, advances and payments of registered foreign debt and funds used in connection with the in-bond industry (the industry is comprised of companies which import raw materials without paying a duty), and payments of royalties and technical assistance under registered agreements requiring such payments. The free market rate was used for all other types of transactions. The dual system assisted in controlling the value of the Mexican Peso, particularly from 1983 to 1985. In later years the difference between the two rates was not significant. Mexico has since repealed the controlled rate.

         A fixed exchange rate was maintained from February to December 1988. Thereafter, under a Government implemented devaluation schedule, the intended annual rate of devaluation was gradually lowered from 16.7% in 1989 to 11.4% in 1990, 4.5% in 1991 and 2.4% in 1992. From October 1992 through December 20, 1994, the peso/dollar exchange rate was allowed to fluctuate within a band that widened daily. The ceiling of the band, which was the maximum selling rate, depreciated at a daily rate of
0.0004 pesos (equal to approximately 4.5% per year), while the floor of the band, i.e., the minimum buying rate, remained fixed. Banco de Mexico agreed to intervene in the foreign exchange market to the extent that the peso/dollar exchange rate reached either the floor or the ceiling of the band.

         RECENT DEVELOPMENTS. Beginning on January 1, 1994, volatility in the peso/dollar exchange rate began to increase, with the value of the peso relative to the dollar declining at one point to an exchange rate of 3.375 pesos to the U.S. Dollar, a decline of approximately 8.69% from the high of 3.1050 pesos reached in early February. This increased volatility was attributed to a number of political and economic factors, including a growing current account deficit, the relative overvaluation of the peso, investor reactions to the increase in U.S. interest rates, lower than expected economic growth in Mexico in 1993, uncertainty concerning the Mexican Presidential elections in August 1994 and certain related developments.

         On December 20, 1994, increased pressure on the peso/dollar exchange rate led Mexico to increase the ceiling of the Banco de Mexico intervention band. That action proved insufficient to address the concerns of foreign investors, and the demand for foreign currency continued. On December 22, the Government adopted a free exchange rate policy, eliminating the intervention band and allowing the peso to float freely against the dollar. The value of the peso continued to weaken relative to the dollar in the following days. There was substantial volatility in the peso/dollar exchange during the first quarter


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

of 1995, with the peso/dollar exchange rate falling to a low point of 7.588 pesos to the U.S. Dollar on March 13, 1995. By the end of April and through September 1995, the exchange rate began to stabilize; however, the exchange rate began to show signs of renewed volatility in October and November 1995. The peso/dollar exchange rate fell to a low for the year of 8.14 pesos to the U.S. Dollar on November 13, 1995. The peso/dollar exchange rate announced by Banco de Mexico on December 17, 1996 (to take effect on the second business day thereafter) for the payment of obligations denominated in dollars and payable in pesos was 7.8810 pesos to the U.S. Dollar.

         In order to address the adverse economic situation that developed at the end of 1994, the Government announced in January 1995 a new economic program and a new accord among the Government and the business and labor sectors of the economy, which, together with a subsequent program announced in March 1995 and the international support package described below, formed the basis of Mexico's 1995 economic plan (the "1995 Economic Plan"). The objectives of the 1995 Economic Plan were to stabilize the financial markets, lay the foundation for a return to lower inflation rates over the medium-term, preserve Mexico's international competitiveness, maintain the solvency of the banking system and attempt to reassure long-term investors of the strong underlying fundamentals of the Mexican economy.

         The central elements of the 1995 Economic Plan were fiscal reform, aimed at increasing public revenues through price and tax adjustments and reducing public sector expenditures; restrictive monetary policy, characterized by limited credit expansion; stabilization of the exchange rate while maintaining the current floating exchange rate policy; reduction of the current account deficit; introduction of certain financial mechanisms to enhance the stability of the banking sector; and maintenance and enhancement of certain social programs, to ease the transition for the poorest segments of society.

         In addition to the actions described above, in the beginning of 1995, the Government engaged in a series of discussions with the IMF, the World Bank, the Inter-American Development Bank and the U.S. and Canadian Governments in order to obtain the international financial support necessary to relieve Mexico's liquidity crisis and aid in restoring financial stability to Mexico's economy. The proceeds of the loans and other financial support have been and will be used to refinance public sector short-term debt, primarily Tesobonos, to restore the country's international reserves and to support the banking sector. The largest component of the international support package is up to $20 billion in support from the United States pursuant to four related agreements entered into on February 21, 1995. During 1995, the U.S. Government and the Canadian


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

Government disbursed $13.7 billion of proceeds to Mexico under these agreements and the North American Framework Agreement ("NAFA"), the proceeds of which were used by Mexico to refinance maturing short-term debt, including Tesobonos and $1 billion of short-term swaps under the NAFA.

         Using resources made available through the international support package as well as operations by Banco de Mexico, in 1995 Mexico altered its debt profile significantly. The outstanding Tesobono balance was reduced from $29.2 billion at December 31, 1994 to $16.2 billion at the end of the first quarter of 1995, $10.0 billion at the end of the second quarter, $2.5 billion at the end of the third quarter and $246 million at the end of the fourth quarter. By February 16, 1996, Mexico had no Tesobonos outstanding, and has not issued Tesobonos since that date. As of September 30, 1996, 100% of Mexico's net internal debt was denominated and payable in pesos, as compared with only 44.3% of such debt at the end of 1994.

         On October 29, 1995, the Government announced the establishment of a new accord among the Government and the business, labor and agricultural sectors of the economy known as the Alianza para la Recuperacion Economica (Alliance for Economic Recovery or "ARE"). The chief objectives of the ARE, which was replaced by the ACE (as defined below), were to stimulate economic recovery and job creation, and to strengthen the basis for gradual and sustainable economic growth. These general objectives were intended to be accomplished through (i) the establishment of tax incentives for business aimed at increasing employment and investment in productive activities, (ii) a gradual increase in the prices of public sector goods and services, (iii) the promotion of consumer spending resulting from increases in employment and private and public investment, (iv) increased exports and (v) the reform of Mexico's pension system, in order to encourage private domestic savings.

         On October 26, 1996, the Government announced the establishment of another accord among the Government and the business, labor and agricultural sectors of the economy known as the Alianza para el Crecimiento Economico (Alliance for Economic Growth or "ACE"). The chief objectives of the ACE are to foster sustainable economic growth by emphasizing (i) the export sector, particularly through domestic and foreign investment, (ii) public investment, particularly in the hydrocarbon, electricity, transportation and water sectors, private consumption and (iii) fiscal and monetary discipline in order to encourage an environment of greater price stability and lower interest rates.

         The effects of the devaluation of the peso, as well as the Government's response to that and related events, were apparent in the performance of the Mexican economy during 1995


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

and 1996. Recent trade figures show a reversal of Mexico's trade deficit during 1995. The value of imports (including in-bond industries) decreased by 8.7% between 1994 and 1995, to $72.5 billion in 1995. At the end of the first ten months of 1996, the value of imports (including in-bond industries) was at approximately the same level as it was for 1995. During 1995, Mexico registered a $7.089 billion trade surplus, its first annual trade surplus since 1989. According to preliminary information, Mexico registered a surplus in its trade balance of $5,841 million during the first ten months of 1996 as compared with a trade surplus of $6,128 million in the same period of
1995.   During the first nine months of 1996, Mexico's current
account balance registered a deficit of $234 million, as compared with a deficit of $1,018 million in the same period of 1995.

         Banco de Mexico is currently disclosing reserve figures on a weekly basis. On December 6, 1996, Mexico's international reserves amounted to $16,398 million, as compared to $14,741 million at December 31, 1995, $6,148 million at December 31, 1994 and $24,538 million at December 31, 1993.

         During 1995 real GDP decreased by 6.9%, as compared with a growth rate of 3.5% during 1994. This downward trend continued into the first quarter of 1996, when, according to preliminary estimates, real GDP decreased by 1.0%, as compared with the same period of 1995. During the second quarter of 1996, however, real GDP grew by 7.2% as compared with the same period of 1995, the first positive change after five consecutive negative quarters. The real GDP continued to grow in the third quarter of 1996, resulting in an overall increase of 4.4% for the first nine months of 1996, as compared with the same period of 1995. Although the Mexican economy has stabilized, there can be no assurance that the government's plan will lead to a full recovery.

Statistical and Related Information Concerning Mexico

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

         CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.



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

         The following table sets forth the exchange rates of the Mexican Peso to the U.S. Dollar with respect to each year from 1981 to 1995 and for each of the eleven months ended November
1996.

                    Free Market Rate    Controlled Rate

                        End of             End of
                        Period    Average  Period    Average

1981. . . . . . .        26        24        --       --
1982. . . . . . .       148        57        96        57
1983. . . . . . .       161       150       143       120
1984. . . . . . .       210       185       192       167
1985. . . . . . .       447       310       371       256
1986. . . . . . .       915       637       923       611
1987. . . . . . .       2.209     1.378     2.198     1.366
1988. . . . . . .       2.281     2.273     2.257     2.250
1989. . . . . . .       2.681     2.483     2.637     2.453
1990. . . . . . .       2.943     2.838     2.939     2.807
1991. . . . . . .       3.075     3.016     3.065*    3.007*
1992. . . . . . .       3.119     3.094       --        --
1993. . . . . . .       3.192     3.155       --        --
1994. . . . . . .       5.325     3.222       --        --
1995. . . . . . .       7.643     6.419       --        --
1996
   January              7.391     7.504       --        --
   February             7.539     7.504       --        --
   March                7.548     7.574       --        --
   April                7.404     7.471       --        --
   May                  7.401     7.434       --        --
   June                 7.611     7.542       --        --
   July                 7.611     7.623       --        --
   August               7.493     7.514       --        --
   September            7.537     7.544       --        --
   October              7.917     7.685       --        --
   November             7.870     7.919       --        --

* Through November 10, 1991.

Source:  Banco de Mexico.

         INFLATION AND CONSUMER PRICES. Through much of the 1980's, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican Government agreed with labor and business to curb the economy's inflationary pressures by freezing wages and prices (the "1987 accord"). The 1987 accord included the implementation of restrictive fiscal and


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

monetary policies, the elimination of trade barriers and the reduction of import tariffs. After substantive increases in public sector prices and utility rates, price controls were introduced.

         The 1987 accord was succeeded by a series of additional accords, each of which continued to stress the moderation of inflation, fiscal discipline and a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by such accords. The two most recent of these accords also incorporated a reduction in the income tax rate applicable to corporations and certain self-employed individuals from 35% to 34% and a reduction in the withholding tax applicable to interest payments on publicly issued external debt and external debt payable to certain financial institutions from 15% to 4.9%. Under the later of these two accords, tax benefits were proposed for workers receiving salaries not exceeding twice the minimum wage and asset taxes to be reduced to 1.8%. These policies lowered the consumer inflation rate from 159.2% in 1987, to 19.7% in 1989, 29.9% in
1990, 18.8% in 1991, 11.9% in 1992, 8.0% in 1993, and 7.1% in
1994.

         Over the medium-term, the Government is committed to reversing the decline in real wages experienced in the last decade through control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the peso and the Government's response to that event and related developments caused a significant increase in inflation in 1995, as well a decline in real wages for much of the population during 1995. Inflation during 1995 (as measured by the increase in the National Consumer Price Index), was 52.0%, as compared with 7.1% during 1994. Inflation during the first eleven months of 1996 was 23.7%, as compared with 47.2% during the same period of 1995.

         CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended December 31 for the years 1981 through 1995 and for the eleven months ended November 30, 1996.

                                  Increases in
                                  National Consumer
                                  Price Index

1981 .................................. 28.7%
1982................................... 98.9
1983................................... 80.8
1984................................... 59.2
1985................................... 63.7
1986...................................105.7


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

1987...................................159.2
1988................................... 51.7
1989...................................  9.7
1990................................... 29.9
1991................................... 18.8
1992................................... 11.9
1993...................................  8.0
1994...................................  7.1
1995................................... 52.0
1996(1)................................ 23.7

(1)  For the eleven months ended November 30.

Source: Banco de Mexico.

         MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years 1990 through 1996 at historical and constant prices.

                       Gross              Change from
     Gross             Domestic Product   Prior Year at
     Domestic Product  at 1980 Prices(1)  Constant Prices

     (millions of Mexican New Pesos)      (percentage)

1991. . . .    865,166        5,463            3.6
1992. . . .  1,019,156        5,616            2.8
1993. . . .  1,145,382        5,659            0.7
1994. .      1,272,799        5,858            3.5
1995(2).     1,604,368        5,452           (6.9)
1996(2)(3)   2,285,266        1,270.4(4)       3.0

(1) Constant peso with purchasing power at December 31, 1980, expressed in new pesos.

(2) Preliminary.

(3) Annualized.

(4) Constant peso with purchasing power at December 31, 1993.

Source: Ministry of Finance and Public Credit

         INTEREST RATES. The following table sets forth the average interest rates per annum on 28-day and 91-day Cetes, the average weighted cost of term deposits for commercial banks ("CPP"), the average interest rate ("TIIP") and the equilibrium interest rate ("TIIE") for the periods listed below:





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

               Average Cetes and Interest Rates

                   28-Day    91-Day
                   Cetes     Cetes     CPP  TIIP             TIIE

1990:
      Jan.-June    41.2      40.7      43.2%     _____      _____
      July-Dec.    28.3      29.4      31.0      _____      _____

1991:
      Jan.-June    21.2      21.7      24.3      _____      _____
      July-Dec.    17.3      18.0      20.8      _____      _____
1992:
      Jan.-June    13.8      13.8      16.9      _____      _____
      July-Dec.    17.4      18.0      20.7      _____      _____
1993:
      Jan.-June    16.4      17.3      20.9      20.4(1)    _____
      July-Dec.    13.5      13.6      16.2      16.1       _____
1994:
      Jan.-June    13.0      13.5      14.2      15.3       _____
      July-Dec.    15.2      15.7      16.8      20.4       _____
1995:
      Jan.-June    55.0      54.3      49.6      63.6     71.2(2)
      July-Dec.    41.9      42.2      40.7      44.5      4.5

1996:
      January      41.0      41.6      40.2      42.7     42.7
      February     38.6      40.7      35.9      40.1     40.1
      March        41.4      43.0      39.1      43.6     43.6
      April        35.2      37.1      35.2      36.9     36.6
      May          28.5      31.1      29.4      30.1     30.3
      June         27.8      29.6      27.1      30.1     30.1
      July         31.3      31.7      29.2      33.5     33.5
      August       26.5      29.2      27.5      29.5     29.4
      September    23.9      27.8      24.9      26.6     26.8
      October      25.8      27.7      25.0      29.7     28.7
      November     29.6      28.9      28.0      31.9     30.7

(1) February-June average
(2) Average for the last two weeks of March Source: Banco de
    Mexico

     ADDITIONAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

Territory and Population

         The Republic of Argentina ("Argentina") is the second largest country in Latin America, occupying a territory of 2.8 million square kilometers (1.1 million square miles) (3.8 million square kilometers (1.5 million square miles) if territorial claims in the Antarctic and certain South Atlantic islands are


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

included). It is located at the extreme south of the South American continent, bordered by Chile, Bolivia, Paraguay, Brazil, Uruguay and the South Atlantic Ocean. Argentina consists of 23 provinces and the federal capital of Buenos Aires. In 1991, the year of the last Census, it had a population of approximately
32.635 million.

         The most densely inhabited areas and the traditional agricultural wealth are on the wide temperate belt that stretches across central Argentina. About one-third of the population lives in the greater Buenos Aires area. Six other urban centers, Cordoba, Rosario, Mendoza, San Miguel de Tucuman, Mar del Plata and La Plata, have a population of over 500,000 each. Approximately 79% of the country's population is urban. During the period 1980-1990, Argentina's population grew at a 1.4% average annual rate.

Government

         The Argentine federal constitution (the "Constitution"), was promulgated on August 24, 1994 and became effective immediately. The Constitution retains the basic principles of the Constitution first established in 1853. The Constitution provides for a tripartite system of government: an executive branch headed by a president; a legislative branch made up of a bicameral congress; and a judicial branch, of which the Supreme Court of Justice (the "Supreme Court") is the highest body of authority. The President is directly elected by the voters and may serve for a maximum of two consecutive four-year terms. The next election for the Presidency is scheduled to take place in 1999. The President directs the general administration of the country and has the power to veto laws in whole or in part, although Congress may override a veto by a two-thirds vote.

         The Congress is made up of the Senate and the Chamber of Deputies. The 72-member Senate consists of three Senators for each province and the federal capital of Buenos Aires. Senators are elected for six-year terms, and serve in staggered terms so that one-third of the Senate's seats are subject to elections every two years. The Chamber of Deputies consists of 257 seats which are allocated according to each province's population. Representatives are elected for four-year staggered terms so that one-half of the Chamber is subject to elections every two years.

         The judicial system comprises federal and provincial trial courts, courts of appeal and supreme courts. The supreme judicial power of the Republic is vested in the Supreme Court, which has nine members who are appointed for life by the President (subject to ratification by the Senate). In addition, in 1994 Argentina's two largest political parties entered into an



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

agreement whereby future Supreme Court justices will be selected from a list of nominees mutually agreed upon by both parties.

         Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

Politics

         The two largest political parties in Argentina are the Partido Justicialista or Peronist Party ("PJ"), which evolved out of Juan Peron's efforts to expand the role of labor in the political process in the 1940s, and the Union Civica Radical or Radical Civic Union ("UCR"), founded in 1890. Traditionally, the UCR has had more urban middle-class support and the PJ more labor support. At present, support for both parties is broadly based, with the PJ having substantial support from the business community. Smaller parties occupy varied political positions on both sides of the political spectrum and some are active only in certain provinces. As of December 10, 1995, the date new Deputies took office, the PJ held 130 seats and the UCR held 70 seats in the Chamber of Deputies and 40 seats and 22 seats in the Senate, respectively.

         Since the 1930's, Argentina's political parties have had difficulty in resolving the inter-group conflicts that arose out of the Great Depression, the deepening social divisions that occurred under the Peron Government and the economic stagnation of the past several decades. As a result, the military intervened in the political process on several occasions and ruled the country for 22 of the past 65 years. Poor economic management by the military and the loss of a brief war with the United Kingdom over the Malvinas (Falkland) Islands led in 1983 to the end of the most recent military government, which had ruled the country since 1976.

         Four military uprisings have occurred since 1983, the most recent in December 1990. The uprisings, which were led by a small group of officers, failed due to a lack of support from the public and the military as a whole.

         Since 1983, Argentina has had two successive elected civilian Presidents. Raul Alfonsin, elected in 1983, was the first civilian president in six decades to stay in office until the scheduled election of a successor. His UCR Government re-established civilian rule, including a functioning Congress. The current president, Carlos Menem, won the presidential election in May 1989 and took office in July 1989, several months ahead of the scheduled inauguration, in the midst of an economic crisis.




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

         President Menem, the leader of the PJ, was first elected with the backing of organized labor and business interests that traditionally supported a closed economy and a large public sector. Shortly after taking office, however, President Menem adopted market-oriented and reformist policies, including a large privatization program, a reduction in the size of the public sector and an opening of the economy to international competition. President Menem won reelection in May 1995, but his popularity has eroded recently as the government has faced allegations of corruption and criticism from both the ruling and opposition parties concerning its economic policies. The mid-1997 Congressional elections are expected to test President Menem's popularity.

         Argentina has diplomatic relations with more than 135 countries. It is a charter member of the United Nations and is currently a member of its security council, and is a founding member of the Organization of American States. It is also a member of the IMF and the World Bank. Argentina became a member of the WTO on January 1, 1995 (the date on which the WTO superseded GATT).

Monetary and Banking System

         The central bank of Argentina is the Banco Central de la Republica Argentina ("Central Bank of Argentina"). Its primary functions include the administration of the financial sector, note issue, credit control and regulation of foreign exchange markets. The currency unit of Argentina is the Peso. Under the Government's medium-term program with the IMF, the Government has agreed to maintain the present fixed exchange rate of one peso
per dollar.   Due to the ease of convertibility between the peso
and the dollar as a result of the Government's exchange rate policies, changes in U.S. interest rates constitute a significant factor in determining peso-dollar capital flows.

Economic Information Regarding Argentina

         The Argentina economy has many strengths including a well-balanced natural resource base and a high literacy rate. Since World War II, however, it has had a record of erratic growth, declining investment rates and rapid inflation. Since the implementation of the current reform program in March 1991, significant progress has been made in reducing inflation and increasing real GDP growth. Although the GDP declined by 4.4% in 1995, by the second quarter of 1996, the GDP had increased by 4.8% from the second quarter of 1995 and preliminary data for the third quarter of 1996 indicate a 6.6% increase from the third quarter of 1995.




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

         DEREGULATION OF THE ECONOMY AND PRIVATIZATIONS. Deregulation of the domestic economy, liberalization of trade and reforms of investment regulations are prominent features of Argentina's structural adjustment program. In order to achieve the free functioning of markets, the Government has undertaken an extensive program for the removal of economic restrictions and regulations and the promotion of competition.

         In 1989 and 1990, steps were taken to remove various regulations that restricted both international trade and domestic commerce. Restrictions were removed in order to allow the private sector to provide certain public services, such as telephone, electricity and natural gas, subject to governmental regulation.

         On October 31, 1991, the Argentine government promulgated its principal deregulation legislation which deregulated the domestic market for goods, services and transportation, abolished restrictions on imports and exports, abolished or simplified a number of regulatory agencies and allowed free wage bargaining in the private sector. In the financial sector, this legislation abolished all stamp taxes relating to publicly offered securities, all capital gains taxes on stocks and bonds held by non-resident investors and fixed commissions on the stock exchanges.

         In addition, Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In late 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the new legislation, foreign investors will be permitted to remit profits at any time and to organize their companies and make use of domestic credit under the same rights and under the same conditions as local firms. The process of deregulation and liberalization is continuing through the privatization process, the proposed reform of the social security system, regional integration and further labor law reforms.

         In 1989, the State Reform Law declared certain enterprises eligible for privatization. In addition to increasing the efficiency of services provided by public sector enterprises, the privatizations have also served to reduce outstanding debt (by applying cash proceeds and through the selective use of debt-to-equity conversions), increase reserves and increase tax revenues from the new owners of the enterprises. The privatization program has also served as an important conduit for direct foreign investment into Argentina attracting interested investors from Asia, Europe, North America and Latin America. The Government completed 32 major privatizations in 1993, 11 privatizations in 1994 and 3 privatization in 1995. On March 13, 1995 the Government announced a new fiscal package, which


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

included, among other measures, an acceleration in the sale of assets and the privatization of several additional companies.

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Argentine Peso, information concerning inflation rates, historical information concerning the Argentine GDP and information concerning interest rates on certain Argentine Government Securities. Historical figures are not necessarily indicative of future fluctuations.

         CURRENCY EXCHANGE RATES. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign transactions. Since the institution of the Convertibility Law on April 1, 1991, the Argentine currency has been tied to the U.S. Dollar. Under the Convertibility Law, the Central Bank of Argentina must maintain a reserve in foreign currencies, gold and certain public bonds denominated in foreign currencies equal to the amount of outstanding Argentine currency and is obliged to sell dollars to any person who so requires at a rate of one peso to one dollar. From April 1, 1991 through the end of 1991, the exchange rate was approximately 10,000 Australes (the predecessor to the Argentine
Peso) per U.S. Dollar. On January 1, 1992 the Argentine Peso equal to 10,000 Australes was introduced. Since January 1, 1992, the rate of exchange from Argentine Peso to U.S. Dollar has been approximately one to one. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time which may be wider or more confined than recorded previously over a comparable period. Future rates of exchange cannot be predicted, of course, particularly over extended periods of time.

         The following table sets forth, for each year indicated, the nominal exchange rates of Argentine Peso to U.S. Dollar as of the last day of the period indicated.

                                   Free Rate

     1990 . . . . . . . . . . . .    .5590
     1991 . . . . . . . . . . . .    .9990
     1992 . . . . . . . . . . . .    .9990
     1993 . . . . . . . . . . . .    .9990
     1994 . . . . . . . . . . . .   1.0
     1995 . . . . . . . . . . . .   1.0
     1996 . . . . . . . . . . . .   1.0

Source:  Banco Central de la Republica Argentina

         WAGES AND PRICES. Prior to the adoption of a new economic plan announced by former Economy Minister Domingo F.


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

Cavallo in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapid inflation. Argentina's high inflation rates and balance of payments imbalances during the period from 1975 to 1990 resulted mainly from a lack of control over fiscal policy and the money supply. Large subsidies to state-owned enterprises and an inefficient tax collection system led to large persistent public-sector deficits which were financed in large part through increases in the money supply and external financings. High inflation combined with the lag between the accrual and receipt of taxes reduced real tax revenues and increased the size of the deficit, further fueling the inflationary cycle. Inflation accelerated on several occasions and turned into hyperinflation in 1989 and the end of 1990, with prices rising at an annual rate of 1,000% or more.

         During the 1980's and in 1990, the Argentine government instituted several economic plans to stabilize the economy and foster real growth, all of which failed after achieving initial success mainly because the government was unable to sustain reductions in the public deficit. The government's initial stabilization efforts included a devaluation of the Austral, a fixed exchange rate, wage and price controls and a sharp rise in public utility rates.

         The government's efforts proved inadequate, however, and foreign exchange markets declined sharply in anticipation of a new bout of hyperinflation. The government adopted a new set of stabilization measures in December 1989 which abandoned attempts to control wages, prices and the exchange rate and sought to restrain the public deficit which was believed to be the principal cause of Argentina's chronic inflation. The new stabilization plan (called the Bonex Plan) featured, among other things, tax reforms, a tighter rein on public enterprises and restrictions on lending activities of the public sector banks (which had been financing provincial government deficits through loans which were in turn financed with discounts from the Central
Bank), government personnel cuts and a reliance on cash income generated by privatizations to reduce the public sector deficit. The plan also eliminated all restrictions on foreign exchange transactions. In addition, the plan froze fixed-rate short-term bank deposits pursuant to which holders of 7- to 30-day deposits were permitted to withdraw no more than the equivalent of approximately U.S. $1000 from their accounts, and the balance was made payable only in 10-year U.S. Dollar denominated government bonds (Bonex 89). The plan also provided for the compulsory exchange of certain domestic currency denominated bonds for Bonex 89.

         The stabilization effort succeeded in ending temporarily the period of hyperinflation, but not in ending the Argentine


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

economy's susceptibility to inflation. In late 1990, a deterioration in the finances of the social security system and provincial governments led to an expansion of Central Bank credit. The Central Bank loaned funds to the social security system to allow it to meet year-end payments and also funded provincial banks suffering deposit runs. The provincial banks continued to lend to finance provincial government deficits. The credit expansion led to downward market pressure on the Austral, and a resurgence of price inflation. Between December 1989 and December 1990, the CPI rose 1,343.9%, which was significantly less than the 4,923.6% increase in 1989, but was still an unacceptably high inflation rate. The government responded by installing a new economic team headed by Economy Minister Cavallo, which acted to reduce the public sector deficit by increasing public utility rates and taxes and by developing a new stabilization program.

         The Argentine government's current stabilization program is built around the plan announced by Economy Minister Cavallo on March 20, 1991 (the "Convertibility Plan", as amended and supplemented), and approved by Congress through passage of the Convertibility Law. The Convertibility Plan has sought to reduce inflation and restore economic stability through reforms relating to the tax system, privatizations and the opening of the economy that are intended to address underlying structural problems that had distorted fiscal and monetary policy.

         The Convertibility Plan is centered on the two following fundamental principles:

         (1) Full international reserve backing for the monetary base. The monetary base (consisting of currency in circulation and Peso deposits of financial entities with the Central Bank) is not to exceed the Central Bank's gross international assets as a fixed rate of one Argentine Peso per U.S. Dollar. This effectively means that the money supply can be increased only when backed by increases in the level of international reserves, and not whenever the public sector deficit or the financial sector needs to be financed. Gross international assets include the Central Bank's holdings of gold, foreign exchange (including short-term investments), U.S. Dollar denominated Argentine government bonds (in an amount not to exceed 30% of total assets) and its net Asociacion Latinoamericana de Integraction ("ALADI") claims (except overdue claims) all freely available and valued at market prices. Under this arrangement, in which the Argentine Peso is fully convertible into the U.S. Dollar, no increase in the domestic monetary base can occur without an equivalent increase in gross international assets at the one Argentine Peso per U.S. Dollar rate; and

         (2) the elimination of the fiscal deficit and the achievement of a surplus in the primary balance to provide funds for the government to service its debt and thereby eliminate the need for further borrowings.

         The IMF has supported the implementation of the Convertibility Plan and designed a financial program for the Argentine public sector. In the event of any noncompliance with the program, Argentina is required to consult in the first instance with the IMF in order to obtain a waiver and, if required, revise the program to remedy the situation. In the second half of 1994, the Government decided to seek private financing rather than utilize its EFF allotment for that period. After the onset of the Mexican currency crisis, however, the Government determined that it was necessary to seek further funding through the EFF program, including drawing down on its unused quota for the later part of 1994. Negotiations with the IMF led to approval in April 1995 of economic performance waivers for the last two quarters of 1994, an extension of the EFF credit for a fourth year through March 30, 1996, and an increase in the amount of the EFF credit by the equivalent of approximately US $2.4 billion to a total of approximately US $6.3 billion.

         The Convertibility Plan has simplified fiscal and market regulations and reallocated state activities to the private sector, thereby reducing state expenditures, increasing the amount of federal revenues and at the same time encouraging domestic private sector initiative and foreign investment. Since the Convertibility Plan was introduced in March 1991, inflation as measured by the consumer price index declined from a 27.0% monthly rate in February 1991 to a 0.3% monthly rate in December 1992 and resulted in a 17.5% annual rate for 1992. Inflation continued to decrease in 1994 (to 3.9%) and in 1995 (to 1.6%). The decline in inflation continued into 1996, reaching 0.4% on an annualized basis by the end of October 1996, according to preliminary data.

         The dismissal of Economy Minister Cavallo by President
Menem in July 1996 has had no effect on the economic priorities of the government. There is no assurance, however, that in the future, the Convertibility Plan will not be modified or abandoned.

         CONSUMER PRICE INDEX. The following table sets forth for each year indicated the change in Argentine Consumer Prices for the twelve months ended December 31, 1989-95, and the months
January through October, 1996.






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

                            INFLATION

                                     Consumer Prices,
                                     Increase Over
                                     Previous Period

1989.....................................  4,923.6
1990.....................................  1,343.9
1991.....................................     84.1
1992.....................................     17.5
1993.....................................      7.4
1994.....................................      3.9
1995(1)..................................      1.6
1996(1)..................................
    January..............................      0.3
    February.............................     (0.3)
    March................................     (0.5)
    April................................      0.0
    May..................................     (0.1)
    June.................................      0.0
    July.................................      0.5
    August...............................     (0.1)
    September............................      0.2
    October..............................      0.5

(1) In 1996, a new index was introduced called the Indice Precios Internos al por Mayor (IPIM). The IPIM is broadly similar to the index formerly used to determine wholesale price inflation, but varies slightly as to the weighted average of the goods measured in the index. The 1995 figures were also recalculated using the new IPIM index.

___________________

Source:  Banco Central de la Republica Argentina

         ARGENTINE GROSS DOMESTIC PRODUCT. The following table sets forth Argentina's GDP for the years 1989 through 1995 and the first three quarters of 1996 at historical and constant prices.

                        Gross Domestic         Change from Prior
    Gross               Product at             Year/Quarter at
    Domestic Product    Constant 1986 Prices   Constant Prices

    (millions of Argentine Pesos)              (percent)

1991     180,898        10,270                  8.9
1992     226,847        11,159                  8.7
1993     257,570        11,832                  6.0
1994     281,650        12,710                  7.4


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

1995     280,000        12,150                 (4.4)
1996
   1st Qtr    N/A        N/A                   (3.2)
   2nd Qtr    N/A        N/A                    4.8
   3rd Qtr    N/A        N/A                    6.6
_______________
Source: Banco Central de la Republica Argentina; Ministerio de
Economia y Obras y Servicios Publicos

GLOBAL DOLLAR GOVERNMENT PORTFOLIO

         GENERAL. The primary objective of the Global Dollar Government Portfolio is to seek a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed-income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation. In seeking to achieve these objectives, the Portfolio will invest at least 65% of its total assets in fixed-income securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). The Portfolio's investments in Sovereign Debt Obligations will emphasize obligations of a type customarily referred to as "Brady Bonds," that are issued as part of debt restructurings and that are collateralized in full as to principal due at maturity by zero coupon obligations issued by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest up to 35% of its total assets in U.S. corporate fixed-income securities and non-U.S. corporate fixed-income securities. The Portfolio will limit its investments in Sovereign Debt Obligations, U.S. and non-U.S. corporate fixed-income securities to U.S. dollar denominated securities.

         The Portfolio may invest up to 30% of its total assets in the Sovereign Debt Obligations and corporate fixed-income securities of issuers in any one of Argentina, Brazil, Mexico, Morocco, the Philippines or Venezuela, and the Portfolio will limit investments in the Sovereign Debt Obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Portfolio expects that it will not invest more than 10% of its total assets in the Sovereign Debt Obligations and corporate fixed-income securities of issuers in any other single foreign country. At present, each of the above-named countries is an "emerging market country."

         In selecting and allocating assets among countries, the Adviser will develop a long-term view of those countries and will analyze sovereign risk by focusing on factors such as a country's


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

public finances, monetary policy, external accounts, financial markets, stability of exchange rate policy and labor conditions. In selecting and allocating assets among corporate issuers within a given country, the Adviser will consider the relative financial strength of issuers and expects to emphasize investments in securities of issuers that, in the Adviser's opinion, are undervalued within each market sector. The Portfolio is not required to invest any specified minimum amount of its total assets in the securities or obligations of issuers located in any particular country.

         Sovereign Debt Obligations held by the Portfolio will take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other Sovereign Debt Obligations. Sovereign Debt Obligations held by the Portfolio generally will not be traded on a securities exchange. The U.S. and non-U.S. corporate fixed-income securities held by the Portfolio will include debt securities, convertible securities and preferred stocks of corporate issuers.

         Substantially all of the Portfolio's assets will be invested in high yield, high risk debt securities that are low-rated (i.e., rated below Baa by Moody's or below BBB by S&P), or of comparable quality as determined by the Adviser and unrated, and that are considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal.

         INVESTMENT POLICIES

         BRADY BONDS. As noted above, a significant portion of the Portfolio's portfolio will consist of debt obligations customarily referred to as "Brady Bonds" which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

         Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         Dollar-denominated, Collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady


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

Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

         Brady Plan debt restructurings totaling more than $80 billion have been implemented to date in Argentina, Bolivia, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela with the largest proportion of Brady Bonds having been issued to date by Argentina, Mexico and Venezuela. Brazil has announced plans to issue Brady Bonds in respect of approximately $44 billion of bank debt. On the basis of current information, the Adviser anticipates that Brady Bonds may be issued by Brazil in early 1994. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by Brazil will not change.

         Most Argentine and Mexican Brady Bonds and a significant portion of the Venezuelan Brady Bonds issued to date are Collateralized Brady Bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders. Of the other issuers of Brady Bonds, Bolivia, Nigeria, the Philippines and Uruguay have to date issued Collateralized Brady Bonds. While the Adviser anticipates that Collateralized Brady Bonds will be issued by Brazil, there can be no assurance that any such obligations will be issued or, if so, when. Thus, at the present time Argentina, Bolivia, Mexico, Nigeria, the Philippines,


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

Uruguay and Venezuela are the only countries which have issued
Collateralized Brady Bonds.

         STRUCTURED SECURITIES. The Portfolio may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

         The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class.
Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured
Securities.

         Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act described in the Prospectus under "Investment in Other Investment Companies."

         LOAN PARTICIPATIONS AND ASSIGNMENTS. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio may invest up to 25% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be considered by the Portfolio to be the Issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not invest 25% or more of its


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

total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only the Lender interpositioned between the Portfolio and the borrower in a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e. Baa or higher by Moody's or BBB or higher by S&P).

         When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when


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

necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

         U.S. AND NON-U.S. CORPORATE FIXED INCOME SECURITIES. U.S. and non-U.S. corporate fixed-income securities include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread between the yields of lower rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they may provide attractive returns with somewhat less risk. The Portfolio expects to invest in investment grade securities (i.e. securities rated Baa or better by Moody's or BBB or better by S&P) and in high yield, high risk lower rated securities (i.e., securities rated lower than Baa by Moody's or BBB by S&P) and in unrated securities of comparable credit quality. Unrated securities will be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies. See "Certain Risk Considerations" for a discussion of the risks associated with the Portfolio's investments in U.S. and non-U.S. corporate fixed-income securities.

         INTEREST RATE TRANSACTIONS. The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions do not involve the delivery of securities or other


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underlying assets of principal.  Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interests payments that the Portfolio contractually is entitled to receive. The Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described in the Prospectus under "-- Other Investment Policies and Techniques -- Interest Rate Transactions."

         FORWARD COMMITMENTS. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

         OPTIONS. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. The Portfolio may also write call options for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

         If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. For additional information on the use, risks and costs of options, see Appendix D.

         The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Fund -- Additional Investment Policies and Practices -- Illiquid Securities" in the Fund's Prospectus.



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

         OPTIONS ON SECURITIES INDICES. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices.

         Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         REPURCHASE AGREEMENTS. For information regarding repurchase agreements, see "Other Investment Policies -
Repurchase Agreements," below.

         ILLIQUID SECURITIES. The fund has adopted the following investment policy which may be changed by the vote of the Board of Directors.

              The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale.

         For additional information regarding illiquid securities, see "Other Investment Policies -- Illiquid
Securities," below.

         INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Portfolio may invest in other investment companies whose investment objectives and policies are consistent with those of the Portfolio. In accordance with the 1940 Act, the Portfolio may invest up to 10% of its assets in securities of other investment companies. In addition, under the 1940 Act, the Portfolio may not own more than 3% of the total outstanding


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

voting stock of any investment company and not more than 5% of the Portfolio's total assets may be invested in the securities of any investment company. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

         PORTFOLIO TURNOVER. The Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. Such trading will increase the Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. The portfolio turnover rates of securities of the Portfolio for the fiscal years ended December 31, 1995 and December 31, 1996 were 13% and 155%, respectively. Management anticipates that the annual turnover in the Fund will not be in excess of 300%. An annual turnover rate of 300% occurs, for example, when all of the securities in the Portfolio's portfolio are replaced three times in a period of one year. Such high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" and "Portfolio Transactions."

CERTAIN RISK CONSIDERATIONS

         RISKS OF FOREIGN INVESTMENTS. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available abut certain non-U.S. issuers than is available about U.S. issuers.




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

         Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio will invest and could adversely affect the Portfolio's assets should these conditions or events recur.

         Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

         Certain countries other than those on which the Portfolio will focus it investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Investing in local markets may require the portfolio to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Portfolio.

         Income from certain investments held by the Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Portfolio will not be subject to change.

         SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Portfolio will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the


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

Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

         By investing in Sovereign Debt Obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

         Many countries providing investment opportunities for the Portfolio have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

         Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Portfolio will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.



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

         Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

         To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments in its Sovereign Debt Obligations.

         The Portfolio is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Portfolio's investment objectives. The Portfolio may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For example, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

         U.S. CORPORATE FIXED INCOME SECURITIES. The U.S. corporate fixed-income securities in which the Portfolio will invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructuring may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Global Dollar Government Portfolio, supplement those set forth above and in the Prospectus, and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;


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         2.   Invest in companies for the purpose of exercising
control;

         3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it being the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); or

         4. (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which the Portfolio may invest; (ii) purchase or sell commodities or commodity contracts, including futures contracts (except forward commitment contracts or contracts for the future acquisition or delivery of debt securities); (iii) invest in interests in oil, gas, or other mineral exploration or development programs; (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

UTILITY INCOME PORTFOLIO

         GENERAL. The objective of the Utility Income Portfolio is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Portfolio may invest in securities of both United States and foreign issuers, although no more than 15% of the Portfolio's total assets will be invested in issuers of any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or
(ii) the provision of other utility or utility related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. As a matter of fundamental policy, the


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Portfolio will, under normal circumstances, invest at least 65%
of the value of its total assets in securities of companies in the utilities industry. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consolidated basis, is derived from the utilities industry. At least 65% of the Portfolio's total assets are to be invested in income-producing securities.

         The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. Many of these companies have established a reputation for paying regular quarterly dividends and for increasing their common stock dividends over time. In evaluating particular issuers, the Adviser will consider a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to investments in equity securities, the Adviser will consider the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Portfolio.

         The Portfolio will invest in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for the purchase of common stocks and in fixed-income securities, such as bonds and preferred stocks. The Portfolio may vary the percentage of assets invested in any one type of security based upon the Adviser's evaluation as to the appropriate portfolio structure for achieving the Portfolio's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential.

         INVESTMENT POLICIES

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to


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

increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The Portfolio may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above and in the Prospectus.

         RIGHTS OR WARRANTS. The Portfolio may invest up to 5% of its net assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's investment portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         U.S. GOVERNMENT SECURITIES. For a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see Appendix B.

         OPTIONS. For additional information on the use, risks and costs of options, see Appendix D.

         OPTIONS ON SECURITIES INDICES. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon


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

exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices.

         Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. For a discussion regarding futures contracts and options on futures contracts, see "North American Government Income Portfolio -- Futures Contracts and Options on Futures Contracts," above.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix C.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix C.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts"). For a discussion regarding forward foreign currency exchange contracts, see "North American Government Income Portfolio -- Forward Foreign Currency Exchange Contracts," above.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Other Investment Policies --
Repurchase Agreements," below.

         ILLIQUID SECURITIES. The Fund has adopted the following investment policy on behalf of the Portfolio which may be changed by the vote of the Board of Directors. The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available


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

market or legal or contractual restriction on resale. See "Other Investment Policies -- Illiquid Securities," below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

         INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Portfolio may invest in closed-end companies whose investment objectives and policies are consistent with those of the Portfolio. The Portfolio may invest up to 5% of its net assets in securities of closed-end investment companies. However, the Portfolio may not own more than 3% of the total outstanding voting stock of any closed-end investment company. If the Portfolio acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

         PORTFOLIO TURNOVER. The Portfolio may engage in active short-term trading in connection with its investment in shorter-term fixed-income securities in order to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. It is anticipated that the Portfolio's annual turnover rate will not exceed 200%. The portfolio turnover rates of the securities of the Portfolio for the fiscal years ended December 31, 1995 and December 31, 1996 were 138% and 75%, respectively. An annual turnover rate of 200% occurs, for example, when all of the securities in the Portfolio's portfolio are replaced twice in a period of one year. A portfolio turnover rate approximating 200% involves correspondingly greater brokerage commissions than would a lower rate, which expenses must be borne by the Portfolio and its shareholders and may result in the Portfolio realizing most short-term capital gains or losses than would a lower rate. See "Dividends, Distributions and Taxes."

         CERTAIN RISK CONSIDERATIONS

         UTILITY COMPANY RISKS. Utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Some



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of the risks involved in investing in the principal sectors of the utilities industry are discussed below.

         Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index, or some other formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

         Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

         Electric utilities that utilize coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in


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connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

         INVESTMENTS IN LOWER-RATED FIXED-INCOME SECURITIES. Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

         In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower- rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

         INVESTMENT RESTRICTIONS. The following restrictions which are applicable to the Utility Income Portfolio, supplement those set forth above and in the Prospectus, may not be changed without Shareholder Approval, as defined under the caption "General Information," below. The Portfolio may not:



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              (1)  Make loans except through (i) the purchase of
debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

              (2) Participate on a joint or joint and several basis in any securities trading account;

              (3)  Invest in companies for the purpose of
exercising control;

              (4) Issue any senior security within the meaning of the Act except that the Portfolio may write put and call options;

              (5) Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

              (6)(i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of securities and related options, futures contracts and options on futures contracts and options on futures contracts and other similar contracts); (iii) invest in interests in oil, gas, or other mineral exploration or development programs; (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

CONSERVATIVE INVESTORS PORTFOLIO
GROWTH INVESTORS PORTFOLIO
GROWTH PORTFOLIO

         For a general description of the Portfolios' investment policies, see the Fund's Prospectus.



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         REPURCHASE AGREEMENTS.  Repurchase agreements are
agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Portfolios the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Portfolios would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Portfolios may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolios seek to enforce their rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in the attempted enforcement. The Portfolios have established standards for the creditworthiness of parties with which they may enter into repurchase agreements, and those standards, as modified from time to time, will be implemented and monitored by the Adviser.

         NON-PUBLICLY TRADED SECURITIES. Each of the Portfolios may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The sale of these securities is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, a Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of a Portfolio's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing


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

restriction so long as such securities meet the liquidity guidelines established by the Fund's Board of Directors.
Pursuant to these guidelines, the Adviser will monitor the liquidity of a Portfolio's investment in Rule 144A Securities and, in reaching liquidity decisions, will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         FOREIGN SECURITIES. Each of the Portfolios, may invest without limit in securities of foreign issuers which are not publicly traded in the United States, although each of these Portfolios generally will not invest more than 15% of its total assets (30% in the case of the Growth Investors Portfolio) in such securities. Investment in foreign issuers or securities principally outside the United States may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.

         DESCRIPTION OF CERTAIN MONEY MARKET SECURITIES
         IN WHICH THE PORTFOLIOS MAY INVEST

         CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds


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

to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

         VARIABLE NOTES. Variable amounts master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. The Portfolios have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption for 14 days after the initial investment therein. With both types of notes, therefore, the Portfolios' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolios consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P.




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

         A description of Moody's and S&P's short-term note ratings is included as Appendix A to this Statement of Additional
Information.

         ASSET-BACKED SECURITIES. The Conservative Investors Portfolio and the Growth Investors Portfolio may invest in asset-backed securities (unrelated to first mortgage loans) which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobiles Receivables or "CARS") and unsecured (such as Credit Care Receivables Securities or "CARDS"). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

         Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary too much with interest rates, and the short-term nature of the underlying car loans or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment if the full amounts due on underlying sales contracts or receivables are not realized by the trust holding the obligations because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Portfolios may invest in other asset-backed securities that may be developed in the future.

         The staff of the Commission is of the view that certain asset-backed securities may constitute investment companies under the 1940 Act. The Portfolios intend to conduct their operations in a manner consistent with this view, and therefore they generally may not invest more than 10% of their total assets in such securities without obtaining appropriate regulatory relief.

         LENDING OF SECURITIES. Each Portfolio may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Portfolio would have


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

the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, a Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 25% of the value of a Portfolio's total assets.

         FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Portfolios may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities in this manner (i.e., on a forward commitment, when-issued or delayed delivery basis), it does not pay for the securities until they are received, and a Portfolio is required to create a segregated account with the Portfolio's custodian and to maintain in that account cash, U.S. Government securities or other liquid high-grade debt obligations in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and when-issued or-delayed delivery commitments.

         A Portfolio will enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities. However, a Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

         Although none of the Portfolios intends to make such purchases for speculative purposes and each Portfolio intends to adhere to the provisions of policies of the Commission, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase


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

securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Portfolio's payment obligation).

         OPTIONS. As noted in the Prospectuses, each of the Portfolios may write call and put options and may purchase call and put options on securities. Each Portfolio intends to write only covered options. This means that so long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the Custodian). In the case of call options on U.S. Treasury Bills, a Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. A Portfolio will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also,


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

effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by a Portfolio, provided that another option on such security is not written. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Portfolio is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Portfolio is more than the premium paid for the original purchase. Conversely, a Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a Portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio

         A Portfolio may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If


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

the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

         Each of the Portfolios may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.
Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.




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

         Each of the above Portfolios may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

         OPTIONS ON SECURITIES INDEXES. Each of the Portfolios may write (sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as a Portfolio is obligated as the writer of the call, the Portfolio holds in its portfolio securities the price changes of which are, in the option of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         A Portfolio may also purchase put options on securities indexes to hedge its investments against a decline in value. By purchasing a put option on a securities index, a Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.

         The purchase of call options on securities indexes may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market


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segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         FUTURES CONTRACTS AND OPTIONS ON FUTURE CONTRACTS. Each of the Conservative Investors Portfolio and the Growth Investors Portfolio may enter into interest rate futures contracts. In addition, each of the Conservative Investors Portfolio, the Growth Investors Portfolio and the Growth Portfolio may enter into stock futures contracts, and each of these Portfolios may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out. Each of the Conservative Investors Portfolio, the Growth Investors Portfolio and the Growth Portfolio generally intends to purchase such securities upon termination of the futures position, but under unusual market conditions a long futures position may be terminated without a related purchase of securities.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected


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to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

         Each of the Growth Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of the Growth Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, these Portfolios could protect against a rise in the dollar cost of foreign-denominated securities to be


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acquired by purchasing futures contracts on the relevant
currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Portfolios may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risk as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         Each of the Conservative Investors Portfolio and the Growth Investors Portfolio may purchase and write options on
interest rate futures contracts.   In addition, each of the
Growth Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio may purchase and write options on stock index futures contracts. The Growth Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on securities index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts.")

         The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is


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

exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Portfolios may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the Portfolios and the Growth Investors Portfolio may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Portfolios intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with their transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Portfolio seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Portfolio may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. A Portfolio also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a fixed-income security denominated in a foreign currency. The Portfolios may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship


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

among foreign currencies suggests that a Portfolio may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

         If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Portfolios do not presently intend to hold Forward Contracts entered into until maturity, at which time they would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such contracts by entering into offsetting transactions, which will serve to fix a Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

         Each Portfolio has established procedures consistent with SEC policies concerning purchases of foreign currency through Forward Contracts. Since those policies currently recommend that an amount of a Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Portfolio will always have cash, U.S. Government securities or other liquid equivalents or high-grade debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk.

         OPTIONS ON FOREIGN CURRENCIES. Each of the Portfolios may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, these Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, these Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the


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

adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Each of the Portfolios may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         RISK FACTORS IN OPTIONS FUTURES AND FORWARD
TRANSACTIONS. The Portfolios' abilities effectively to hedge all or a portion of their portfolios through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies-depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Portfolios' portfolios or securities the Portfolios intend to purchase. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed-income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the


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

Portfolios bear the risk that the price of the portfolio securities being hedged will not move by the same amount or in the same direction as the underlying index or obligation.

         For example, if a Portfolio purchases a put option on an index and the index decreases less than the value of the hedged securities, the Portfolio will experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Portfolio has a position and the portfolio securities the Portfolio is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

         The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

         The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further, with respect to options on securities, options on foreign currencies, options on stock indexes and Options on Futures Contracts, the Portfolios are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Portfolio in connection with such transactions.

         If a Portfolio purchases futures or options in order to hedge against a possible increase in the price of securities


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

before the Portfolio is able to invest its cash in such securities, the Portfolio faces the risk that the market may instead decline. If the Portfolio does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Portfolio may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

         In writing a call option on a security, foreign currency, index or futures contract, a Portfolio also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when a Portfolio writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could suffer a loss on the call which is not entirely offset or offset at all by an increase in the value of the Portfolio's portfolio securities.

         The writing of options on securities, options on stock indexes or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Portfolio's portfolio. When a Portfolio writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Portfolio will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

         When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Portfolio will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, a Portfolio may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

         In the event of the occurrence of any of the foregoing adverse market events, a Portfolio's overall return may be lower than if it had not engaged in the transactions described above.




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

         With respect to the writing of straddles on securities, a Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing a Portfolio with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Portfolios will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Portfolio has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolios' ability to effectively hedge their portfolios, and could result in trading losses.

         The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

         The trading of Futures Contracts and options (including Options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.



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

         The staff of the Commission had taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract permitting the prompt liquidation of the option position. The Portfolios will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). In connection with these special arrangements, the Fund will establish standards for the creditworthiness of the primary dealers with which it may enter into over-the-counter option contracts and those standards, as modified from time to time, will be implemented and monitored by the Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers which provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. Under such circumstances the Portfolio will treat as illiquid the securities used as cover for over-the-counter options it has written only to the extent described in the Prospectuses. Although each agreement will provide that the Portfolio's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Portfolio might pay more to repurchase the option contract than the Portfolio would pay to close out a similar exchange-traded option.

         Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Portfolios purchase or sell Futures Contracts and Options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Portfolio or decreases in the prices of securities the Portfolio intends to acquire. When a Portfolio writes options on securities or


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

options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Portfolio to greater risk.

         The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolios.

         The amount of risk a Portfolio assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as


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

the comparable data on which a Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolios from responding to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any United Sates or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

         Unlike transactions entered into by the Portfolios in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the Commission. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to regulation by the Commission. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Portfolio could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.


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         Further, over-the-counter transactions are not subject
to the guarantee of an exchange clearing house, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions. A Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

         Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Portfolios are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

         As discussed below, CFTC regulations require that a Portfolio not enter into transactions in commodity futures contracts or commodity option contracts for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets. Premiums paid to purchase over-the-counter options on foreign currencies, and margins paid in connection with the writing of such options, are required to be included in determining compliance with this requirement, which could, depending upon the existing positions in Futures Contracts and Options on Futures Contracts already entered into by a Portfolio, limit the Portfolio's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of the Portfolio to enter into desired transactions in other options or futures contracts.

         While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Portfolio's ability to utilize Forward Contracts in the manner set forth above could be restricted.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation


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

("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. Under applicable regulations of the CFTC, when a Portfolio enters into transactions in Futures Contracts and Options on Futures Contracts other than for bona fide hedging purposes, that Portfolio maintains with its custodian in a segregated account cash, short-term U.S. Government securities or high quality United States dollar denominated money market instruments, which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and Options on Futures Contracts that it purchases. In addition, a Portfolio may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Portfolio's total assets.

         Each Portfolio has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Portfolio's total assets. Moreover, a Portfolio will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.


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         When a Portfolio purchases a Futures Contract, an amount
of cash and cash equivalents will be deposited in a segregated account with the Fund's Custodian so that the amount so segregated will at all times equal the value of the Futures
Contract, thereby insuring that the use of such futures is unleveraged.

         ECONOMIC EFFECTS AND LIMITATIONS. Income earned by a Portfolio from its hedging activities will be treated as capital gain and, if not offset by net realized capital losses incurred by a Portfolio, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of a Portfolio's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

         No Portfolio will "over-hedge," that is, a Portfolio will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts

         Each Portfolio's ability to employ the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures.
Therefore no assurance can be given that a Portfolio will be able to use these instruments effectively for the purposes set forth above. In addition, a Portfolio's ability to engage in options and futures transactions may be materially limited by tax considerations.

         The Portfolios' ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might affect the length of time for which the Portfolios can hold such contracts and the character of the income earned on such contracts. In addition, differences between each Portfolio's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Portfolio's book income may be required in order to meet tax requirements.




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

         FUTURE DEVELOPMENTS. The above discussion relates to each Portfolio's proposed use of futures contracts, options and options on futures contracts currently available. As noted above, the relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, each Portfolio may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

         PORTFOLIO TURNOVER. The Adviser manages each Portfolio's portfolio by buying and selling securities to help attain its investment objective. The portfolio turnover rate for each Portfolio for their respective fiscal years ended
December 31, 1995 was 61% for Conservative Investors Portfolio, 50% for Growth Investors Portfolio and 86% for Growth Portfolio. The portfolio turnover rate for each Portfolio for their respective fiscal years ended December 31, 1996 was 211% for Conservative Investors Portfolio, 160% for Growth Investors Portfolio and 98% for Growth Portfolio. A high portfolio turnover rate will involve greater costs to a Portfolio (including brokerage commissions and transaction costs) and may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates. See "Dividends, Distributions and Taxes" and "Portfolio Transactions" below.

         INVESTMENT RESTRICTIONS. Except as described below and except as otherwise specifically stated in the Prospectus or this Statement of Additional Information, the investment policies of each Portfolio set forth in the Prospectus and in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

         The following is a description of restrictions on the investments to be made by the Portfolios, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Portfolio.

         None of the Portfolios will:

         (1) Borrow money in excess of lot of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes.

         (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of


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

its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

         (3) Purchase or retain real estate or interests in real estate, although each Portfolio may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

         (4) Make loans to other persons except by the purchase of obligations in which such Portfolio may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

         (5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 1 above.)

         It is also a fundamental policy of each Portfolio that it may purchase and sell futures contracts and related options.

         In addition, the following is a description of operating policies which the Fund has adopted on behalf of the Portfolios but which are not fundamental and are subject to change without shareholder approval.

         None of the Portfolios will:

         (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

         (b) Purchase securities on margin, except that each Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that each Portfolio may make margin payments in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies.


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

         (c) Make short sales of securities or maintain a short position for the account of such Portfolio unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that no Portfolio will make such short sales with respect to securities having a value in excess of 5% of its total assets.

         (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent a Portfolio from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

         (e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by such Portfolio; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by such Portfolio. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

         (f) Invest in securities of any issuer if, to the knowledge of the Fund, officers and Directors of such Fund and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

         (g) Invest more than 5% of its assets in the securities of any one investment company, own more than 3% of any one investment company's outstanding voting securities or have total holdings of investment company securities in excess of 10% of the value of the Portfolio's assets except that the Growth Portfolio will not purchase securities issued by any other registered investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Portfolio will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers;


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

and, provided further, that the Portfolio's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

         (h) Make investments for the purpose of exercising control or management.

         (i) Participate on a joint or joint and several basis in any trading account in securities.

         (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although each Portfolio may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

         (k) Purchase warrants, if, as a result, a Portfolio would have more than 5% of its total assets invested in warrants or more than 28 of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

         (l) Purchase commodities or commodity contracts, provided that this shall not prevent a Portfolio from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with such Portfolio's investment objective and policies.

         (m) Purchase additional securities in excess of 5% of the value of its total assets until all of a Portfolio's outstanding borrowings (as permitted and described in Restriction
No. 1 above) have been repaid.

         Whenever any investment restriction-states a maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

WORLDWIDE PRIVATIZATION PORTFOLIO

         Worldwide Privatization Portfolio seeks long term capital appreciation. In seeking to achieve its investment objective, as a fundamental policy, the Portfolio will invest at least 65% of its total assets in equity securities that are


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

issued by enterprises that are undergoing, or that have undergone, privatization as described below, although normally, significantly more of the Portfolio's total assets will be invested in such securities. The balance of the Portfolio's investment portfolio will include securities of companies that are believed by the Adviser to be beneficiaries of the privatization process. Equity securities include common stock, preferred stock, rights or warrants to subscribe for or purchase common or preferred stock, securities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or preferred stock.

         The Portfolio is designed for individual investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States. In the opinion of the Adviser, substantial potential for appreciation in the value of equity securities of an enterprise undergoing or following privatization exists as the enterprise rationalizes its management structure, operations and business strategy to position itself to compete efficiently in a market economy, and the Portfolio will seek to emphasize investments in the equity securities of such enterprises.

         A major premise of the Portfolio's investment approach is that, because of the particular characteristics of privatized companies, their equity securities offer investors opportunities for significant capital appreciation. In particular, because privatization programs are an important part of a country's economic restructuring, equity securities that are brought to the market by means of initial equity offerings frequently are priced to attract investment in order to secure the issuer's successful transition to private sector ownership. In addition, these enterprises generally tend to enjoy dominant market positions in their local markets. Because of the relaxation of government controls upon privatization, these enterprises typically have the potential for significant managerial and operational efficiency gains, which, among other factors, can increase their earnings due to the restructuring that accompanies privatization and the incentives management frequently receives.

         The following investment policies and restrictions supplement, and should be read in conjunction with the information set forth in the Prospectus of the Portfolio under the heading "Description of the Portfolio." Except as otherwise noted, the Portfolio's investment policies described below are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940 (the "1940 Act") and, therefore,


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

may be changed by the Directors of the Portfolio without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         INVESTMENT POLICIES

         DEBT SECURITIES AND CONVERTIBLE DEBT SECURITIES. The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Debt securities include bonds, debentures, corporate notes and preferred stocks. Convertible debt securities are such instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of debt securities and convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         The Portfolio may maintain not more than 5% of its net assets in debt securities rated below Baa by Moody's and BBB by S&P, or, if not rated, determined by the Adviser to be of equivalent quality. The Portfolio will not purchase a debt security that, at the time of purchase, is rated below B by Moody's and S&P, or determined by the Adviser to be of equivalent quality, but may retain a debt security the rating of which drops below B. See "Special Risk Considerations" below.




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

         OPTIONS. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Portfolio will only write "covered" put and call options, unless such options are written for cross-hedging purposes. There are no specific limitations on the Portfolio's writing and purchasing of options.

         If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. For additional information on the use, risks and costs of options, see Appendix D.

         The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolio -- Additional Investment Policies and Practices -- Illiquid Securities" in the Portfolio's Prospectus.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. For a discussion regarding futures contracts and options on futures contracts, see "North American Government Income Portfolio -- Futures Contracts and Options on Futures Contracts," above.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix C.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix C.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. For a discussion regarding forward foreign currency exchange contracts, see "North American Government Income Portfolio -- Forward
Foreign Currency Exchange Contracts," above.




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

         FORWARD COMMITMENTS. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. For a discussion regarding forward commitments, see "Other Investment Policies -- Forward Commitments," below.

         SECURITIES NOT READILY MARKETABLE. The Portfolio may invest up to 15% of its net assets in illiquid securities which include, among others, securities for which there is no readily available market. The Portfolio may therefore not be able to readily sell such securities. Such securities are unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities not readily marketable may be lower or higher than the Adviser's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. Securities not readily marketable are more likely to be issued by small businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities. To the extent that the Portfolio makes any privately negotiated investments in state enterprises, such investments are likely to be in securities that are not readily marketable. It is the intention of the Portfolio to make such investments when the Adviser believes there is a reasonable expectation that the Portfolio would be able to dispose of its investment within three years. There is no law in a number of the countries in which the Portfolio may invest similar to the U.S. Securities Act of 1933 (the "1933 Act") requiring an issuer to register the public sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities. In addition, many countries do not have informational disclosure requirements similar in scope to those required under the U.S. Securities Exchange Act of 1934.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to U.S. Government Securities. For additional information regarding repurchase agreements, see "Other Investment Policies -- Repurchase Agreements," below.

         PORTFOLIO TURNOVER. Generally, the Portfolio's policy with respect to portfolio turnover is to purchase securities with a view to holding them for periods of time sufficient to assure that the Portfolio will realize less than 30% of its gross income


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

from the sale or other disposition of securities held for less than three months (see "Dividends, Distributions and Taxes") and to hold its securities for six months or longer. However, it is also the Portfolio's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Portfolio's annual rate of portfolio turnover will not exceed 200%. A 200% annual turnover rate would occur if all the securities in the Portfolio's portfolio were replaced twice within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Portfolio, and as portfolio turnover increases it is more likely that the Portfolio will realize short-term capital gains. The portfolio turnover rates for the fiscal years ended December 31, 1995 and December 31, 1996 were 23% and 47%, respectively.

SPECIAL RISK CONSIDERATIONS

         Investment in the Portfolio involves the special risk considerations described below.

RISKS OF FOREIGN INVESTMENT

         Participation in Privatizations. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

         RISK OF SALE OR CONTROL BY MAJOR STOCKHOLDERS. In the case of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

         RECENT MANAGEMENT REORGANIZATION. Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable


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

these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

         LOSS OF GOVERNMENT SUPPORT. Prior to privatization, most of the state enterprises in which the Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

         CURRENCY CONSIDERATIONS. Because substantially all of the Portfolio's assets will be invested in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenues will be received in such currencies, the dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. Such changes will also affect the Portfolio's income. The Portfolio will, however, have the ability to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

         MARKET CHARACTERISTICS. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S.


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companies.  These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

         INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or impose additional taxes on foreign investors. The national policies of certain countries may restrict investment opportunities in issuers deemed sensitive to national interests. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.
The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Portfolio's investments in any country in which any of these factors exist could be affected and the Adviser will monitor the affect of any such factor or factors on the Portfolio's investments. Investing in local markets may require the Portfolio to adopt special procedures, seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio.

         CORPORATE DISCLOSURE STANDARDS. Issues of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities.




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         Foreign issuers are subject to accounting, auditing and
financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         TRANSACTION COSTS. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

         U.S. AND FOREIGN TAXES. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in the Portfolio.

         ECONOMIC POLITICAL AND LEGAL RISKS. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Portfolio's investments in such country. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may


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provide less protection to security holders such as the Portfolio than that provided by U.S. laws. The Portfolio intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, will invest in the equity securities of issuers based in at least four, and normally considerably more, countries. There is no restriction, however, on the percentage of the Portfolio's assets that may be invested in countries within any one region of the world. To the extent that the Portfolio's assets are invested within any one region, the Portfolio may be subject to any special risks that may be associated with that region.

         NON-DIVERSIFIED STATUS. The Portfolio is a "non-diversified" investment company, which means the Portfolio is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code, as amended, which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distribution and Taxes--United States Federal Income Taxes--General." To so qualify, among other requirements, the Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. Investments in U.S. Government Securities are not subject to these limitations. Because the Portfolio, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Portfolio may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

         Securities issued or guaranteed by foreign governments are not treated like U.S. Government Securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

         INVESTMENTS IN LOWER-RATED DEBT SECURITIES. Debt securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P ("lower-rated securities"), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity


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to pay interest and repay principal, which may in any case
decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Debt securities rated Ba by Moody's or BB by S&P are judged to have speculative characteristics or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal.
Debt securities rated B by Moody's and S&P are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Debt securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC and lower by S&P) are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

         Ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. the rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix C for a description of Moody's and S&P's bond and commercial paper ratings.

         Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering


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

investments for the Portfolio, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

INVESTMENT RESTRICTIONS

         The following restrictions, which supplement those set forth in the Portfolio's Prospectus, may not be changed without approval by the vote of a majority of the Portfolio's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. The Portfolio may not:

         (1) Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         (2) Participate on a joint or joint and several basis in any securities trading account;

         (3) Invest in companies for the purpose of exercising control;

         (4) Issue any senior security within the meaning of the Act except that the Portfolio may write put and call options;

         (5) Make short sales of securities or maintain a short position, unless at all times when a short position is open it on an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make



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such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

         (6)(i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (iii) invest in interests in oil, gas, or other mineral exploration or development programs;
(iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

TECHNOLOGY PORTFOLIO

General

         The primary investment objective of the Portfolio is to emphasize growth of capital, and investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. However, subject to the limitations referred to under "Options" below, the Portfolio may seek to earn income through the writing of listed call options. In seeking to achieve its objective, the Portfolio will invest primarily in securities of companies which are expected to benefit from technological advances and improvements (i.e., companies which use technology extensively in the development of new or improved products or processes). The Portfolio will have at least 80% of its assets invested in the securities of such companies except when the Portfolio assumes a temporary defensive position. There obviously can be no assurance that the Portfolio's investment objective will be achieved, and the nature of the Portfolio's investment objective and policies may involve a somewhat greater degree of risk than would be present in a more conservative investment approach.

         Except as otherwise indicated, the investment policies of the Portfolio are not "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective, as well as



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the Portfolio's 80% investment policy described above, may not be changed without shareholder approval.

         The Portfolio expects under normal circumstances to have substantially all of its assets invested in equity securities (common stocks or securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks). When business or financial conditions warrant, the Portfolio may take a defensive position and invest without limit in investment grade debt securities or preferred stocks or hold its assets in cash. The Portfolio at times may also invest in debt securities and preferred stocks offering an opportunity for price appreciation (e.g., convertible debt securities).

         Critical factors which will be considered in the selection of securities will include the economic and political outlook, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices. Generally speaking, disposal of a security will be based upon factors such as (i) actual or potential deterioration of the issuer's earning power which the Portfolio believes may adversely affect the price of its securities, (ii) increases in the price level of the security or of securities generally which the Portfolio believes are not fully warranted by the issuer's earning power, and (iii) changes in the relative opportunities offered by various securities.

         Companies in which the Portfolio will invest include those whose processes, products or services are anticipated by Alliance Capital Management L.P., the Portfolio's investment adviser (the "Investment Adviser"), to be significantly benefited by the utilization or commercial application of scientific discoveries or developments in such fields as, for example, aerospace, aerodynamics, astrophysics, biochemistry, chemistry, communications, computers, conservation, electricity, electronics (including radio, television and other media), energy (including development, production and service activities), geology, health care, mechanical engineering, medicine, metallurgy, nuclear physics, oceanography and plant physiology.

         The Portfolio will endeavor to invest in companies where the expected benefits to be derived from the utilization of technology will significantly enhance the prospects of the company as a whole (including, in the case of a conglomerate, affiliated companies). The Portfolio's investment objective permits the Portfolio to seek securities having potential for capital appreciation in a variety of industries.

         Certain of the companies in which the Portfolio invests may allocate greater than usual amounts to research and product


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development.  The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

         INVESTMENT POLICIES

         OPTIONS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash, U.S. Government Securities or other liquid high grade debt obligation held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash in a segregated account with the Fund's Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at high prices. In exchange for the premium received by it, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options occurs when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees.


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         It is the Portfolio's policy not to write a call option
if the premium to be received by the Portfolio in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option. Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts.
Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of which are members of a national securities exchange on which options are traded, and will in such case be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets.
The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

         OPTIONS ON MARKET INDICES. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

         Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.




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         RIGHTS AND WARRANTS.  The Portfolio may invest up to 10%
of its total assets in rights and warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         FOREIGN INVESTMENTS. The Portfolio will not purchase a foreign security if such purchase at the time thereof would cause 10% or more of the value of the Portfolios total assets to be invested in foreign securities. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio may invest and could adversely affect the Portfolio's assets should these conditions or events recur.

         Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign


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

persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

         ILLIQUID SECURITIES. The Portfolio will not maintain more than 15% of its total assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction or resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

         Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand


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for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

         LENDING OF PORTFOLIO SECURITIES. In order to increase income, the Portfolio may from time to time lend its securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Portfolio's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Portfolio and the Portfolio will have the right, on demand, to call back the loaned securities. The Portfolio may pay fees to arrange the loans. The Portfolio will not lend its securities in excess of 30% of the value of its total assets, nor will the Portfolio lend its securities to any officer, director, employee or affiliate of the Fund or the Adviser.

         PORTFOLIO TURNOVER. The investment activities described above are likely to result in the Portfolio engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the Portfolio will have a higher turnover rate than might be expected from investment companies which invest substantially all of their funds on a long-term basis. Correspondingly heavier brokerage commission expenses can be expected to be borne by the Portfolio. Management anticipates that the Portfolio's annual rate of portfolio turnover will not be in excess of 100% in future years. A 100% annual turnover rate would occur, for example, if all the


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stocks in the Portfolio's portfolio were replaced once in a period of one year. The portfolio turnover rate for the fiscal period ended December 31, 1996 was 22%.

         Within this basic framework, the policy of the Portfolio is to invest in any company and industry and in any type of security which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Since securities fluctuate in value due to general economic conditions, corporate earnings and many other factors, the shares of the Portfolio will increase or decrease in value accordingly, and there can be no assurance that the Portfolio will achieve its investment goal or be successful.

         INVESTMENT RESTRICTIONS

         The following restrictions may not be changed without approval of a majority of the outstanding voting securities of the Portfolio, which means the vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares, whichever is less.

         To maintain portfolio diversification and reduce investment risk, as a matter of fundamental policy, the Portfolio may not:

              (i) with respect to 75% of its total assets, have such assets represented by other than:
                   (a) cash and cash items, (b) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer;

             (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of the value of the Portfolio's total assets, or
                   (b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer;



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

            (iii)  concentrate its investments in any one
                   industry, but the Portfolio has reserved the right to invest up to 25% of its total assets in a particular industry;

             (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase at the time thereof would cause 10% or more of the value of the total assets of the Portfolio to be invested in the securities of such issuer or issuers;

              (v) make short sales of securities or maintain a short position or write put options;

             (vi) mortgage, pledge or hypothecate or otherwise encumber its assets, except as may be necessary in connection with permissible borrowings mentioned in investment restriction
                   (xiv) listed below;

            (vii)  purchase the securities of any other
                   investment company or investment trust, except when such purchase is part of a merger, consolidation or acquisition of assets;

           (viii) purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate) commodities or commodity contracts;

             (ix)  purchase participations or other direct
                   interests in oil, gas, or other mineral
                   exploration or development programs;

              (x) participate on a joint or joint and several basis in any securities trading account;

             (xi)  invest in companies for the purpose of
                   exercising control;

            (xii) purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;




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

           (xiii) make loans of its assets to any other person, which shall not be considered as including the purchase of portion of an issue of publicly-distributed debt securities; except that the Portfolio may purchase non-publicly distributed securities subject to the limitations applicable to restricted or not readily marketable securities and except for the lending of portfolio securities as discussed under "Other Investment Policies and Techniques - Loans of Portfolio Securities" in the Prospectus;

            (xiv) borrow money except for the short-term credits from banks referred to in paragraph (xii) above and except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of its total assets at the time any borrowing is made. Money borrowed by the Portfolio will be repaid before the Portfolio makes any additional investments;

             (xv) act as an underwriter of securities of other issuers, except that the Portfolio may acquire restricted or not readily marketable securities under circumstances where, if sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933 (the Portfolio will not invest more than 10% of its net assets in aggregate in restricted securities and not readily marketable securities); and

            (xvi) purchase or retain the securities of any issuer if, to the knowledge of the Portfolio's management, those officers and directors of the Portfolio, and those employees of the Investment Adviser, who each owns beneficially more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

QUASAR PORTFOLIO

General

         The investment objective of the Portfolio is growth of capital by pursuing aggressive investment policies. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of


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

capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. Moreover, to the extent the Portfolio seeks to achieve its objective through the more aggressive investment policies described below, risk of loss increases. The Portfolio is therefore not intended for investors whose principal objective is assured income or preservation of capital.

         Except as otherwise indicated, the investment policies of the Portfolio are not "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective, may not be changed without shareholder approval.

         Within this basic framework, the policy of the Portfolio is to invest in any companies and industries and in any types of securities which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Critical factors considered in the selection of securities include the economic and political outlook, the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices.

         It is the policy of the Portfolio to invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks); however, it may also invest to a limited degree in non-convertible bonds and preferred stocks when, in the judgment of Alliance Capital Management L.P., the Portfolio's adviser (the "Adviser"), such investments are warranted to achieve the Fund's investment objective. When business or financial conditions warrant, a more defensive position may be assumed and the Portfolio may invest in short-term fixed-income securities, in investment grade debt securities, in preferred stocks or hold its assets in cash.

         The Portfolio may invest in both listed and unlisted domestic and foreign securities, in restricted securities, and in other assets having no ready market, but not more than 15% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under Rule 144 or 144A promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Where registration is required, the Portfolio may be obligated to


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

pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value.

         The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities. The Portfolio will not, however, purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Portfolio's investments in such companies, taken at cost, to exceed 25% of the value of the Portfolio's total assets.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         The following additional investment policies supplement those set forth above.

         GENERAL. In seeking to attain its investment objective of growth of capital, the Portfolio will supplement customary investment practices by engaging in a broad range of investment techniques including short sales "against the box," writing call options, purchases and sales of put and call options written by others and investing in special situations. These techniques are speculative, may entail greater risk, may be considered of a more short-term nature, and to the extent used, may result in greater turnover of the Portfolio's portfolio and a greater expense than is customary for most investment companies. Consequently, the Portfolio is not a complete investment program and is not a suitable investment for those who cannot afford to take such risks or whose objective is income or preservation of capital.
No assurance can be given that the Portfolio will achieve its investment objective. However, by buying shares in the Portfolio an investor may receive advantages he would not readily obtain as an individual, including professional management and continuous supervision of investments. The Portfolio will be subject to the overall limitation (in addition to the specific restrictions referred to below) that the aggregate value of all restricted and not readily marketable securities of the Portfolio, and of all cash and securities covering outstanding call options written or guaranteed by the Portfolio, shall at no time exceed 15% of the value of the total assets of the Portfolio.

         There is also no assurance that the Portfolio will at any particular time engage in all or any of the investment activities in which it is authorized to engage. In the opinion of the Portfolio's management, however, the power to engage in such activities provides an opportunity which is deemed to be desirable in order to achieve the Portfolio's investment objective.

         SHORT SALES. The Portfolio may only make short sales of securities "against the box." A short sale is effected by selling a security which the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used by the Portfolio to defer the realization of gain or loss for Federal income tax purposes on securities then owned by the Portfolio. Gains or losses will be short- or long-term for Federal income tax purposes depending upon the length of the period the securities are held by the Portfolio before closing out the short sales by delivery to the lender. The Portfolio may, in certain instances, realize short-term gain on short sales "against the box" by covering the short position through a subsequent purchase. Not more than 15% of the value of the Portfolio's net assets will be in deposits on short sales "against the box".

         PUTS AND CALLS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price.


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

         The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. (For a discussion regarding certain tax consequences of the writing of call options by the Fund, see "Dividends, Distributions and Taxes".)

         Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such option would not produce an annualized return of at least 15% of the then market value of the securities subject to option. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm. A call written by the Portfolio will not be sold unless the Portfolio at all times during the option period owns either
(a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities or (b) an offsetting call option on the same securities.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets.

         In buying a call, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Portfolio could realize a gain or loss on such options by selling them.

         As noted above, the Portfolio may purchase and sell put and call options written by others, combinations thereof, or similar options. There are markets for put and call options written by others and the Portfolio may from time to time sell or purchase such options in such markets. If an option is not so sold and is permitted to expire without being exercised, its premium would be lost by the Portfolio.

         PORTFOLIO TURNOVER. Generally, the Portfolio's policy with respect to portfolio turnover is to purchase securities with a view to holding them for periods of time sufficient to assure long-term capital gains treatment upon their sale and not for trading purposes. However, it is also the Portfolio's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. This policy may result in the Portfolio realizing short-term capital gains or losses on the sale of certain securities. See "Dividends, Distributions and Taxes". It is anticipated that the Portfolio's rate of portfolio turnover will not exceed 200% during the current fiscal year. A 200% annual turnover rate would occur, for example, if all the stocks in the Portfolio's portfolio were replaced twice within a period of one year. A portfolio turnover rate approximating 200% involves correspondingly greater brokerage commission expenses than would a lower rate, which expenses must be borne by the Portfolio and its shareholders. The portfolio turnover rate for the fiscal period ended December 31, 1996 was 40%.

         INVESTMENT RESTRICTIONS

         The following restrictions may not be changed without approval of a majority of the outstanding voting securities of the Portfolio, which means the vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares, whichever is less.

         As a matter of fundamental policy, the Portfolio may not:

              (i)  purchase the securities of any one
                   issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;

             (ii) invest more than 25% of the value of its total assets in any particular industry;

            (iii)  borrow money except for temporary or
                   emergency purposes in an amount not
                   exceeding 5% of its total assets at the
                   time the borrowing is made;

             (iv)  purchase or sell real estate;

              (v)  participate on a joint or joint and
                   several basis in any securities trading
                   account;

             (vi)  invest in companies for the purpose of
                   exercising control;

            (vii) purchase or sell commodities or commodity contracts;

           (viii)  except as permitted in connection with
                   short sales of securities "against the
                   box" described under the heading "Short
                   Sales" above, make short sales of
                   securities;



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

             (ix) make loans of its funds or assets to any other person, which shall not be considered as including the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase was made upon the original issuance of the securities; except that the Portfolio may not purchase non-publicly distributed securities subject to the limitations applicable to restricted securities;

              (x)  except as permitted in connection with
                   short sales of securities or writing of
                   call options, described under the
                   headings "Short Sales" and "Puts and
                   Calls" above, pledge, mortgage or
                   hypothecate any of its assets;

             (xi)  except as permitted in connection with
                   short sales of securities "against the
                   box" described under the heading
                   "Additional Investment Policies and
                   Practices" above, make short sales of
                   securities; and

            (xii) purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

REAL ESTATE INVESTMENT PORTFOLIO

GENERAL

         The investment objective of the Portfolio is to seek a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

         Except as otherwise indicated, the investment policies of the Portfolio are not "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective may not be changed without shareholder approval.

         Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Portfolio will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

         The Portfolio may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Portfolio's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Certain Risk Considerations--Risk Factors Associated with the Real Estate Industry" in the Prospectus for a description of these and other risks.

         As to any investment in Real Estate Equity Securities, the analysis of the Adviser will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which the Adviser may determine from time to time to be relevant. The Adviser will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

         The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly
by the Portfolio.   The Portfolio may invest up to 5% of its
total assets in Real Estate Equity Securities of non-U.S.
issuers.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         To the extent not described in the Portfolio's Prospectus, set forth below is additional information regarding the Portfolio's investment policies and practices. Except as otherwise noted, the Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and, therefore, may be changed by the Directors of the Fund without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         CONVERTIBLE SECURITIES. The Portfolio may invest up to 15% of its net assets in convertible securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         FORWARD COMMITMENTS. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in a segregated account of the Fund, cash and/or securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         STANDBY COMMITMENT AGREEMENTS. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Portfolio will at all times maintain a segregated account with its custodian of cash and/or securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

         REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. Currently, the Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

         SHORT SALES. When engaging in a short sale, in addition to depositing collateral with a broker-dealer, the Portfolio is currently required under the 1940 Act to establish a segregated account with its custodian and to maintain therein cash or securities in an amount that, when added to cash or securities deposited with the broker-dealer, will at all times equal at



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

least 100% of the current market value of the security sold short.

         ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Portfolio may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc. The Portfolio's investment in Rule 144A eligible securities are not subject to the limitations described above on securities issued under Section 4(2).

         The Adviser, under the supervision of the Fund's Board of Directors, will monitor the liquidity of restricted securities in the Portfolio's portfolio. In reaching liquidity decisions, the Adviser will consider, among other factors, the following:
(1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of security.

         DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may vary from its investment objectives during periods in which conditions in securities markets or other economic or political conditions warrant. During such periods, the Portfolio may increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and, instrumentalities ("U.S. Government Securities"), bank deposit, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch") or, if not so rated, of equivalent investment quality as determined by the Adviser.

         Subject to its policy of investing at least 65% of its total assets in equity securities of real estate investment trusts and other real estate industry companies, the Portfolio may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

         PORTFOLIO TURNOVER. Generally, the Portfolio's policy with respect to portfolio turnover is to purchase securities with a view to holding them for periods of time sufficient to assure that the Portfolio will realize less than 30% of its gross income from the sale or other disposition of securities held for less than three months (see "Dividends, Distributions and Taxes") and to hold its securities for six months or longer. However, it is also the Portfolio's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Portfolio's annual rate of portfolio turnover will not exceed 100%. A 100% annual turnover rate would occur if all the securities in the Portfolio's portfolio were replaced once within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Portfolio, and as portfolio turnover increases it is more likely that the Portfolio will realize short-term capital gains. In order to continue to qualify as a regulated investment company for Federal tax purposes, less than 30% of the annual gross income of the Portfolio must be derived from the sale of securities held by the Portfolio for less than three months. See "Dividends, Distributions and Taxes."

         INVESTMENT RESTRICTIONS

         The following restrictions may not be changed without approval of a majority of the outstanding voting securities of the Portfolio, which means the vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares, whichever is less.

         As a matter of fundamental policy, the Portfolio may not:

              (i)  pledge, hypothecate, mortgage or
                   otherwise encumber its assets, except to secure permitted borrowings;

             (ii)  make loans except through (a) the
                   purchase of debt obligations in
                   accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

            (iii)  participate on a joint or joint and
                   several basis in any securities trading
                   account;

             (iv)  invest in companies for the purpose of
                   exercising control;

              (v)  issue any senior security within the
                   meaning of the 1940 Act;

             (vi)  make short sales of securities or
                   maintain a short position, unless at all times when a short position is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time;

            (vii)  (a) purchase or sell commodities or
                   commodity contracts including futures
                   contracts; (b) invest in interests in
                   oil, gas, or other mineral exploration or development programs; (c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and
                   (d) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

OTHER INVESTMENT POLICIES

         REPURCHASE AGREEMENTS. Each Portfolio, except the Total Return Portfolio and the Technology Portfolio, may invest in repurchase agreements pertaining to the types of securities in which it invests. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vender at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance of collateral held by the Fund's Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements often are for short periods such as one day or a week, but may be longer.

         ILLIQUID SECURITIES. The following investment policy, which is not fundamental and may be changed by the vote of the Board of Directors, is applicable to each of the Fund's
Portfolios.

         A Portfolio will not invest in illiquid securities if immediately after such investment more than 10% or, in the case of the North American Government Income Portfolio, Global Dollar Government Portfolio, Utility Income Portfolio, Technology Portfolio, Quasar Portfolio and the Real Estate Investment Portfolio, 15%, of the Portfolio's total assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction or resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

         Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         During the coming year, each Portfolio may invest up to 5% of its total assets in restricted securities issued under
Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers. The Portfolio's investments in Rule 144A eligible securities are not subject to the limitations described above under Section 4(2).

         The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each of the Fund's Portfolios that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers making quotations to purchase or sell the security; (iii) the number of other potential purchasers of the security; (iv) the number of dealers undertaking to make a market in the security; (v) the nature of the security and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (vi) any applicable Commission interpretation or position with respect to such type of securities.

         FORWARD COMMITMENTS. The use of forward commitments enables the Fund's Portfolios to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices inferior to then current market values.

         The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Portfolio's Custodian will maintain, in the separate account of the Portfolio, cash or liquid high-grade Government Securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves.

         GENERAL. Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation.

         The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments. Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries. This minimum will be reduced to four different foreign countries when foreign securities comprise less than 80% of the Portfolio's net asset value, three different foreign countries when foreign securities comprise less than 60% of the Portfolio's net asset value, two different foreign countries when foreign securities comprise less than 40% of the Portfolio's net asset value and one foreign country when foreign securities comprise less than 20% of the Portfolio's net asset value. The Fund has also voluntarily agreed that each Portfolio which may invest in foreign securities will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio's net asset value, except that the Portfolio may have an additional 15% of its net asset value invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or West Germany.

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

DIRECTORS AND OFFICERS

         The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,* 52, Chairman of the Board and
President, is the President, Chief Operating Officer and a
Director of Alliance Capital Management Corporation ("ACMC"),**
____________________

*   An interested person of the Fund as defined in the 1940 Act.

** For purposes of this Statement of Additional Information, ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and the predecessor
                              (Footnote continued)
the sole general partner of the Adviser, with which he has been associated since prior to 1992.

         RUTH BLOCK, 66, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is 75 Briar Woods Trail, Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 67, was formerly Chairman of the Board and President of the Fund and a Senior Vice President of ACMC with which he had been associated since prior to 1992 through 1994. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 55, has been the President of Historic
Hudson Valley (historic preservation) since prior to 1992.
Previously, he was Director of the National Academy of Design.
From 1987 to 1992, he was a Director of ACMC.  His address is 105
West 55th Street, New York, New York 10019.

         WILLIAM H. FOULK, JR., 64, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1992. His address is 2 Hekma Road, Greenwich, Connecticut 06831.

         DR. JAMES M. HESTER, 73, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation, with which he has been associated since prior to 1992. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL, 57, is a member of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1992. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 62, was formerly a partner at
Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm.  He was also a Trustee of the Museum of the City of
____________________

(Footnote continued)
    general partner of the Adviser, and the predecessor general partner of the same name.

New York from 1977-1995.  His address is 98 Hell's Peak Road,
Weston, Vermont 05161.

OFFICERS

         KATHLEEN A. CORBET, SENIOR VICE PRESIDENT, 37, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital Management Corporation's Fixed Income Management Department, Private Placement Secondary Trading and Fund Management since prior to 1992.

         ALFRED L. HARRISON, SENIOR VICE PRESIDENT, 59, is a Vice
Chairman of ACMC with which he has been associated since prior to 1992.

         NELSON R. JANTZEN, SENIOR VICE PRESIDENT, 52 is a Senior
Vice President of ACMC with which he has been associated since prior to 1992.

         WAYNE D. LYSKI, SENIOR VICE PRESIDENT, 55, is an
Executive Vice President of ACMC with which he has been associated with since prior to 1992.

         ALDEN M. STEWART, SENIOR VICE PRESIDENT, 51, is an
Executive Vice President of ACMC since July 1993. Previously, he was associated with ECMC since prior to 1992.

         EDMUND P. BERGAN, JR., SECRETARY, 46, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
("AFD") with which he has been associated since prior to 1992.

         MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER,
46, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS") with which he has been associated since prior to 1992.

         ANDREW GANGOLF, ASSISTANT SECRETARY, 42, has been a Vice President and Assistant General Counsel of AFD since December 1994. Prior thereto he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since October 1992 and a Vice President and Counsel to Equitable Life Assurance Society of the United States since prior to 1992.

         THOMAS R. MANLEY, CONTROLLER, 45, has been a Vice
President of ACMC since July 1993. Previously he was associated with ECMC since 1992.

         STEVEN J. LIPMAN, 32, ASSISTANT CONTROLLER, is a manager of ACMC since 1994. Previously, he was associated with C&S
Planning Corp. since prior to 1992.

         VINCENT S. NOTO, 32, ASSISTANT CONTROLLER, is an
Assistant Vice President of AFS with which he has been associated since prior to 1992.

         JUAN J. RODRIGUEZ, 39, ASSISTANT CONTROLLER, is an
Assistant Vice President of AFS with which he has been associated since prior to 1992.

         STEVEN YU, ASSISTANT CONTROLLER, 37, has been an
Assistant Vice President of ACMC since 1993. Previously he was associated with ECMC since prior to 1992.

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended December 31, 1996 and the aggregate compensation paid to each of the Directors during calendar year 1996 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Directors served as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                 Total Number
                                                 of Funds in
                                                 the Alliance
                                  Total          Complex,
                                  Compensation   Including the
                                  from the       Fund, as to
                                  Alliance Fund  which the
                   Aggregate      Complex,       Director is a
Name of Director   Compensation   Including the  Director or
of the Fund        from the Fund  Fund*          Trustee
_______________    _____________  _____________  _____________

John D. Carifa       $-0-           $-0-              50
Ruth Block           $3,094         $157,500          37
David H. Dievler     $3,094         $182,000          43
John H. Dobkin       $3,238         $121,250          30
William H. Foulk,
  Jr.                $3,238         $144,250          32
Dr. James M. Hester  $3,094         $148,500          37
Clifford L. Michel   $2,863         $146,068          36
Donald J. Robinson   $  962         $137,250          38

___________________________

* The information in this column represents amounts actually paid during calendar year 1996.

As of March 31, 1997 the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

         The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1996 of more than $182 billion (of which more than $63 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of December 31, 1996, 34 of the FORTUNE 100 Companies. As of that date, the Adviser and its subsidiaries employed approximately 1,450 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Paris, Sao Paolo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 52 registered investment companies comprising 110 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1996, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1996, approximately 33% and 10% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.

         As of September 6, 1996, AXA and its subsidiaries own approximately 60.7% of the issued and outstanding shares of capital stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, Australia, the United Kingdom, Canada and other countries, principally in Europe and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities in the United States, Europe and the Asia/Pacific area. Based on information provided by AXA, as of September 9, 1996, 36.3% of the issued ordinary shares (representing 49.1% of the voting power) of AXA were owned directly or indirectly by Finaxa, a French holding company ("Finaxa"). As of September 6, 1996, 61.3% of the voting shares (representing 73.5% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.8% of the voting shares representing 40.6% of the voting power), and 23.7% of the voting shares of Finaxa (representing 10.5% of the voting power) of Finaxa were owned by Banque Paribas, a French bank. Including the ordinary shares directly or indirectly owned by Finaxa, the Mutuelles AXA directly or indirectly owned 42.0% of the issued ordinary shares (representing 56.8% of the voting power) of AXA as of September 9, 1996. Acting as a group, the Mutuelles AXA control AXA and Finaxa. In addition, as of September 9, 1996, 7.8% of the issued ordinary shares of the AXA without the power to vote were owned by subsidiaries of AXA.

         The Investment Advisory Agreement became effective on July 22, 1992. The Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Investment Advisory Agreement or "interested persons" as defined in the Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Investment Advisory Agreement. The Investment Advisory Agreement was amended as of June 2, 1994 to provide for the addition of the North American Government Income Portfolio, the Global Dollar Government Portfolio and the Utility Income Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on December 7, 1993. The Investment Advisory Agreement was amended as of October 24, 1994 to provide for the addition of the Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio and Growth Investors Portfolio. The amendment to the Investment Advisory Agreement was approved by


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

the unanimous vote, cast in person of the disinterested Directors at a meeting called for that purpose and held on June 14, 1994. The Investment Advisory Agreement was amended as of February 1, 1996 to provide for the addition of the Technology Portfolio.
The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on November 28, 1995. The Investment Advisory Agreement was amended as of July 22, 1996 to provide for the addition of the Quasar Porfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on June 4, 1996. The Investment Advisory Agreement was amended as of December 31, 1996 to provide for the addition of the Real Estate Investment Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on September 10, 1996.

         The Adviser provides investment advisory services and order placement facilities for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers. Each of the Portfolios pays the Adviser at the following annual percentage rate of its average daily net asset value:

         Money Market Portfolio                .500%
         Premier Growth Portfolio             1.000%
         Growth and Income Portfolio           .625%
         U.S. Government/High-Grade
           Securities Portfolio                .600%
         High-Yield Portfolio                  .750%
         Total Return Portfolio                .625%
         International Portfolio              1.000%
         Short-Term Multi-Market Portfolio     .550%
         Global Bond Portfolio                 .650%
         North American Government
           Income Portfolio                    .650%
         Global Dollar Government
           Portfolio                           .750%
         Utility Income Portfolio              .750%
         Conservative Investors
           Portfolio                           .750%
         Growth Investors Portfolio            .750%
         Growth Portfolio                      .750%
         Worldwide Privatization
           Portfolio                          1.000%


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

         Technology Portfolio                 1.000%
         Quasar Portfolio                     1.000%
         Real Estate Investment Portfolio      .900%

         For the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996, the advisory fee paid by the Money Market Portfolio to the Adviser was $-0-, $62,062 and $250,603, respectively; for the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996, the advisory fees paid by the Premier Growth Portfolio to the Adviser were $128,361, $434,845, and $449,415, respectively; for the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996, the advisory fees paid to the Adviser by the Growth and Income Portfolio were $200,454, $362,532, and $504,313, respectively; for each of the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996, the advisory fee paid by the U.S. Government/High Grade Securities Portfolio to the Adviser was $-0-, $-0- and $132,023, respectively; for each of the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996, the advisory fee paid by the Total Return Portfolio to the Adviser was $-0-, $-0- and $78,063, respectively; for each of the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996, the advisory fee paid by the International Portfolio to the Adviser was $-0-, $-0-and $12,587, respectively; for the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996, the advisory fees paid by the Short-Term Multi Market Portfolio to the Adviser were $127,682, $32,003 and $-0-, respectively; for each of the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996, the advisory fee paid by the Global Bond Portfolio to the Adviser was $-0-, $-0- and $66,976, respectively; for the period May 3, 1994 (commencement of operations) through December 31, 1994 and the fiscal years ended December 31, 1995, and December 31, 1996, the advisory fee paid by the North American Government Income Portfolio to the Advisor was $-0-, $- 0- and $21,264, respectively; for the period May 2, 1994 (commencement of operations) through December 31, 1994 and for the fiscal years ended December 31, 1995, and December 31, 1996, the advisory fee paid by the Global Dollar Government Portfolio to the Adviser was $-0-, respectively; for the period May 10, 1994 (commencement of operations) through December 31, 1994 and for the fiscal years ended December 31, 1995, and December 31, 1996, the advisory fee paid by the Utility Income Portfolio to the Advisor was $-0-, $-0- and $21,431, respectively; for the period October 28, 1994 (commencement of operations) through December 31, 1994 and for the fiscal years ended December 31, 1995 and December 31, 1996, the advisory fee paid by the Conservative Investors Portfolio to the Adviser was $-0-, $-0- and $46,778, respectively; for the period October 28, 1994 (commencement of operations) through December 31, 1994 and for the fiscal years ended December 31, 1995 and December 31,


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

1996, the advisory fee paid by the Growth Investors Portfolio to the Adviser was $-0-, respectively; for the period September 15, 1994 (commencement of operations) through December 31, 1994 and for the fiscal years ended December 31, 1995 and December 31, 1996, the advisory fees paid by the Growth Portfolio to the Adviser were $-0-, $89,502, and $656,813, respectively; for the period September 23, 1994 (commencement of operations) through December 31, 1994 and for the fiscal years ended December 31, 1995 and December 31, 1996, the advisory fee paid by the Worldwide Privatization Portfolio to the Advisor was $-0-, $-0-and $11,158, respectively; for the period January 11, 1996 (commencement of operations) through December 31, 1996, the advisory fee paid by the Technology Portfolio to the Advisor was $40,218 and for the period August 5, 1996 (commencement of operations) through December 31, 1996, the advisory fee paid by the Quasar Portfolio to the Advisor was $-0-.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

         As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors.

         The Investment Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Investment Advisory Agreement continues in effect until each December 31, and thereafter for successive twelve month periods computed from each January 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of such parties as defined by the 1940 Act.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Inc., Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

SUB-ADVISER TO THE GLOBAL BOND PORTFOLIO

         The Adviser has retained under a sub-advisory agreement (the "Sub-Advisory Agreement") a sub-adviser, AIGAM International Limited (the "Sub-Adviser"), an indirect, majority owned subsidiary of American International Group, Inc., a major international financial service company, to provide research and management services to the Global Bond Portfolio. The Sub-Adviser may, from time to time, direct transactions for its investment accounts which result in the purchase or sale of a particular security by its investment accounts simultaneously with the recommendation by the Sub-Adviser to the Global Bond Portfolio to purchase or sell such security. If transactions on behalf of such investment accounts increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price for the Portfolio. In 1994 the Sub-Advisor changed its name from Dempsey & Company International Limited, which was founded in 1988. For its services as Sub-Adviser to the Global Bond Portfolio, the Sub-Adviser receives from the Adviser a monthly fee at the annual rate of .40 of 1% of the Portfolio's average daily net asset value. The fee is accrued daily and payable in arrears for services performed during each calendar month within fifteen days following the end of such month.

         For the fiscal years ended December 31, 1994, 1995 and 1996, the Sub-Adviser received sub-advisory fees in the amounts of $27,175, $36,383 and $59,958, respectively, from the Adviser.

         The Sub-Advisory Agreement is terminable without penalty on 60 days' written notice to the Sub-Adviser by a vote of the holders of a majority of the Global Bond Portfolio's outstanding voting securities or by the Directors or by the Adviser, or by the Sub-Adviser on 60 days' written notice to the Adviser and the Portfolio, and will automatically terminate in the event of its assignment or of the assignment of the Investment Advisory Agreement. The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of the Sub-Adviser's obligations thereunder, the Sub-Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Sub-Advisory Agreement became effective on July 22,
1992. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Portfolio approved the Sub-
Advisory Agreement.

         The Sub-Advisory Agreement provides that it shall remain in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Global Bond Portfolio, and, in either case, by a majority of the Directors who are not parties to the Investment Advisory Agreement or Sub-Advisory Agreement or interested persons as defined by the 1940 Act.

         In providing advisory services to the Fund and other clients investing in real estate securities, Alliance has access to the research services of Koll Investment Management the Investment Management Division of Koll ("Koll"), which acts as a consultant to Alliance with respect to the real estate market. As a consultant, Koll provides to Alliance, at Alliance's expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysis of recent transactions in office, retail, industrial and multi-family properties as Alliance shall from time to time request. Koll will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

         Koll is one of the largest fee-based property management firms in the United States as well as one of the largest publishers of real estate research, with approximately 2,600 employees nationwide. Koll will provide Alliance with exclusive access to its REIT-Score model which ranks approximately 115 REITs based on the relative attractiveness of the property markets in which they own real estate. This model scores the approximately 9,000 individual properties owned by these companies. REIT-Score is in turn based on Koll's National Real Estate Index which gathers, analyzes and publishes targeted research data for the 65 largest U.S. real estate markets based on a variety of public- and private-sector sources as well as Koll's proprietary database of 45,000 commercial property transactions representing over $250 billion of investment property and over 2,000 tracked properties which report rent and expense data quarterly. Koll has previously provided access to its REIT-Score model results primarily to the institutional market through subscriptions. The model is no longer provided to any research publications and the Fund is currently the only mutual fund available to retail investors that has access to Koll's REIT-Score model.

_________________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Redemption of Shares."

REDEMPTION OF SHARES

         The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         The net asset value of shares of any of the Fund's Portfolios on which the subscription and redemption prices are based is computed in accordance with the Articles of Incorporation and By-Laws of the Fund at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which a Portfolio invests might materially affect the value of such Portfolio's shares, by dividing the value of the Portfolio's assets less its liabilities, by the total number of shares then outstanding. For this purpose, a Fund business day is any weekday exclusive of days on which the New York Stock Exchange is closed (most national holidays and Good Friday).

         Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options will be valued at market value or fair market value if no market exists. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. However, readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Fund's Board of Directors determines that this method does not represent fair value). The Money Market Portfolio uses amortized cost for all of its portfolio securities. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Portfolio's calculation of net asset value unless the Board of Directors of the Fund deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

         For purposes of determining the net asset value per share of the International Portfolio, the Short-Term Multi-Market Portfolio, the North American Government Income Portfolio and the Utility Income Portfolio, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean of the bid and asked prices of such currencies against the United States dollar last quoted by a major bank which is a regular participant in the institutional foreign exchange markets or on the basis of a pricing service which takes into account the quotes provided by a number of such major banks.

_________________________________________________________________

                     PORTFOLIO TRANSACTIONS
_________________________________________________________________

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

         The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. In addition, most transactions for the U.S. Government/High-Grade Securities Portfolio and the Money Market Portfolio are executed in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, the Fund's distributor, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ for which DLJ may receive a portion of the brokerage commission. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         Brokerage commissions paid for the period ended
December 31, 1994 on securities transactions amounted to $54,827, $102,852, $28,278, $1,043, $3,214, $10,634, $105 and $175 with respect to the Premier Growth Portfolio, the Growth and Income Portfolio, the International Portfolio, the Total Return Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio, respectively. Brokerage commissions paid for the fiscal year ended December 31, 1995 on securities transactions amounted to $1,373, $3,055, $104,323, $229,432, $64,196,
$148,418, $7,479, $22,347 and $11,055 with respect to the
Conservative Investors Portfolio, the Growth Investors Portfolio, the Growth Portfolio, the Growth and Income Portfolio, the International Portfolio, the Premier Growth Portfolio, the Total Return Portfolio, the Utility Portfolio and the Worldwide Privatization Portfolio, respectively. The Global Bond Portfolio, the Global Dollar Government Portfolio, the Money Market Portfolio, the North American Government Income, the Short-Term Multi-Market Portfolio and the U.S. Government/High Grade Securities Portfolio did not incur any brokerage commissions for the fiscal year ended December 31, 1995. Brokerage commission paid for the fiscal year ended December 31, 1996 on securities transactions amounted to $90,253, $255,607, $260,435, $30,275, $31,907,$287,449, $41,894, $23,162, $28,063,
$10,847 and $12,207 with respect to the Premier Growth Portfolio, the Growth and Income Portfolio, the International Portfolio, the Total Return Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio and the Quasar Portfolio, respectively. The Global Bond Portfolio, the Short-Term Multi-Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the Money Market Portfolio, the Global Dollar Government Portfolio, and the North American Government Income Portfolio did not incur and brokerage commission for the fiscal year ended December 31, 1996. During the fiscal years ended December 31, 1994, 1995 and 1996, no brokerage commissions were paid to Donaldson, Lufkin & Jenrette Securities Corporation and no brokerage commissions were paid to brokers utilizing the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

         Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code").
If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gains to the extent such investment company taxable income and net capital gains are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

         Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

         Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified", in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

         For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

CAPITALIZATION

         The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board of Directors.

         All shares of the Fund when duly issued will be fully paid and nonassessable. The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Board of Directors in the future, for reasons such as the desire to establish one or more additional Portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the law of the State of Maryland.

         If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolios would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series.

         Procedures for calling shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholder of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

         The outstanding voting shares of each outstanding Portfolio of the Fund as of March 31, 1997 consisted of 72,715,684 shares of common stock of the Money Market Portfolio, 11,402,331 shares of common stock of the Premier Growth Portfolio, 8,896,965 shares of common stock of the Growth and Income Portfolio, 2,635,483 shares of common stock of the U.S. Government/High Grade Securities Portfolio, 3,253,539 shares of common stock of the International Portfolio, 1,891,775 shares of common stock of the Total Return Portfolio, 687,221 shares of common stock of the Short-Term Multi-Market Portfolio, 1,556,432 shares of common stock of the Global Bond Portfolio, 1,709,939 shares of common stock of the North American Government Income Portfolio, 726,440 shares of common stock of the Global Dollar Government Portfolio, 1,230,862 shares of common stock the Utility Income Portfolio, 1,907,213 shares of common stock of the Conservative Investors Portfolio, 866,370 shares of common stock of the Growth Investors Portfolio, 8,763,067 shares of common stock of the Growth Portfolio, 1,864,326 shares of common stock of the Worldwide Privatization Portfolio, 3,543,493 shares of common stock of the Technology Portfolio, 1,934,248 shares of common stock of the Quasar Portfolio and 232,684 shares of common stock of the Real Estate Investment Portfolio. Set forth and discussed below is certain information as to all persons who owned of record or beneficially 5% of more of the outstanding shares of the Fund's Portfolios at March 31, 1997.

                                                      NUMBER OF     % OF
PORTFOLIO                    NAME AND ADDRESS         SHARES        SHARES

Money Market                 AIG Life Insurance       50,934,887    70%
                             Company ("AIG")
                             One ALICO Plaza
                             600 N. King Street
                             Wilmington, DE 19801

                             American International   10,683,332    15%
                             Life Assurance Company
                             of New York ("American")
                             80 Pine Street
                             New York, NY  10005

                             Fortis Financial Group    9,487,284    13%
                             P.O. Box 64284
                             St. Paul, MN 55164

Premier Growth               AIG                       5,172,192    45%

                             American                  1,280,061    11%

                             Merrill Lynch Life        4,215,978    37%
                             Insurance Company
                             800 Scudders Mill Road
                             Plainsboro, NJ  08536

Growth and Income            AIG                       6,178,416    69%

                             American                  1,686,779    19%

U.S. Government/             AIG                       1,892,861    72%
High Grade
                             American                    542,175    21%

                             American Skandia            198,623     7%
                             Life Assurance Corp.
                             ("Skandia")
                             1 Corporate Drive
                             Shelton, CT 06484

Total Return                 AIG                       1,177,820    62%

                             Skandia                     289,401    15%

                             American                    422,663    22%

International                AIG                       2,511,874    77%

                             American                    488,172    15%

                             Skandia                     232,840     7%

Short-Term                   American                     79,942    12%
Multi-Market
                             AIG                         501,034    73%

                             Reliastar/Bankers
                             Security Insurance           61,160     8%
                             Company
                             20 Washington Avenue S.
                             Minneapolis, MN  55401

Global Bond                  American                    151,643    10%

                             AIG                         651,594    42%

                             National Union Fire         692,366    45%

                               Insurance Co.
                             c/o American
                             Attn:  Bill Tucker
                             80 Pine Street
                             New York, NY 10005

North American               AIG                       1,334,051    78%
Government Income
                             American                    344,977    20%

Global Dollar                AIG                         575,808    79%
Government
                             Skandia                      54,529     8%

                             American                     96,101    13%

Utility Income               AIG                         821,643    67%

                             American                    345,724    28%

                             Skandia                      63,493     5%

Conservative                 AIG                       1,180,166    62%
Investors
                             American                    615,336    32%

Growth Investors             AIG                         600,877    69%

                             American                    145,213    17%

                             Skandia                      81,032     9%

Growth                       AIG                       6,650,619    76%

                             American                  1,605,858    18%

Worldwide                    AIG                       1,478,851    79%
Privatization
                             American                    291,760    15%

                             Skandia                      93,712     5%

Technology                   AIG                       2,951,253    83%

                             American                    515,944    15%

Quasar                       AIG                       1,605,696    83%

                             American                    261,054    14%

Real Estate                  AIG                         199,103    85%

                             American                     32,458    14%

CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, acts as Custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward &
Kissel, New York, New York.

INDEPENDENT AUDITORS

         Ernst & Young LLP, New York, New York, have been appointed as independent auditors for the Fund.

SHAREHOLDER APPROVAL

         The capitalized term "Shareholder Approval" as used in this Statement of Additional Information means (1) the vote of 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

YIELD AND TOTAL RETURN QUOTATIONS

         From time to time a Portfolio of the Fund states its "yield", "actual distribution rate" and "total return." A Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Portfolio's "actual distribution rate," which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. Advertisements of a Portfolio's total return disclose the Portfolio's average annual compounded total return for the period since the Portfolio's inception. The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Portfolio shares is assumed to have been paid. The past performance of each Portfolio is not intended to indicate future performance.

         The Money Market Portfolio's yield for the seven days ended December 31, 1996 was 4.82%. The U.S. Government/High Grade Securities Portfolio's yield for the month ended
December 31, 1996 was 6.2%. The Short-Term Multi-Market Portfolio's yield for the month ended December 31, 1996 was 6.7%. The Global Bond Portfolio's yield for the month ended
December 31, 1996 was 5.3%. The North American Government Income Portfolio's yield for the month ended December 31, 1996 was 9.5%. The Global Dollar Government Portfolio's yield for the month ended December 31, 1996 was 7.6%. The actual distribution rate for such period for the Money Market Portfolio was .41%, for the U.S. Government/High Grade Security Portfolio was 0%, for the Short-Term Multi-Market Portfolio was 0%, for the Global Bond Portfolio was 0%, for the North American Government Income Portfolio was 0% and for the Global Dollar Government Portfolio was 0%.

         The Money Market Portfolio's average annual total returns for the period December 30, 1992 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1996 were 3.8% and 4.71%, respectively. The Premier Growth Portfolio's average annual total returns for the period June 26, 1992 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1996 were 19.18% and 22.70%, respectively. The Growth and Income Portfolio's average annual total returns for the period
January 14, 1991 (commencement of operations) through December 31, 1996, for the five years ended December 31, 1996 and for the fiscal year ended December 31, 1996 were 13.18%, 15.14% and

24.09%, respectively. The U.S. Government/High Grade Securities Portfolio's average annual total returns for the period September 17, 1992 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1996 were 5.68% and 2.55%, respectively. The Total Return Portfolio's average annual total returns for the period December 28, 1992 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1996 were 10.71% and 15.17%, respectively.
The International Portfolio's average annual total returns for the period December 28, 1992 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1996 were 11.16% and 7.25%, respectively. The Short-Term Multi-Market Portfolio's average annual total returns for the period
November 28, 1990 (commencement of operations) through December 31, 1996, for the five years ended December 31, 1996 and for the fiscal year ended December 31, 1996 were 3.90%, 3.29% and 9.57%, respectively. The Global Bond Portfolio's average annual total returns for the period July 15, 1991 (commencement of operations) through December 31, 1996, for the five years ended December 31, 1996 and for the fiscal year ended December 31, 1996 were 9.29%, 7.93% and 6.21%, respectively. The North American Government Income Portfolio's average annual total return for the period
May 3, 1994 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1996 were 9.70% and 18.70%, respectively. The Global Dollar Government Portfolio's average annual total return for the period May 2, 1994 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1996 were 16.73% and 24.90%, respectively. The Utility Income Portfolio's average annual total return for the period May 10, 1994 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1996 were 10.56% and 7.88%, respectively. The Conservative Investors Portfolio's average annual total return for the period October 28, 1994 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1996 were 9.66% and 3.79%, respectively. The Growth Investors Portfolio's average annual total return for the period October 28, 1994 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1996 were 12.19% and 8.18%, respectively. The Growth Portfolio's average annual total return for the period September 15, 1994 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1996 were 30.04% and 28.49%, respectively. The Worldwide Privatization Portfolio's average annual total return for the period September 23, 1994 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1996 were 13.21% and 18.51%, respectively. The Technology Portfolio's average annual total return for the period January 11, 1996 (commencement of operations) through December 31, 1996 was 10.40%. The Quasar

Portfolio's average annual total return for the period August 5, 1996 through December 31, 1996 was 6.40%.

PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON STOCKS AND
   OTHER INVESTMENTS--97.0%
BASIC INDUSTRIES--0.6%
CHEMICALS--0.6%
Dow Chemical Co...........................    6,800   $    532,950
                                                      ------------
CAPITAL GOODS--2.5%
ELECTRICAL EQUIPMENT--1.5%
General Electric Co.......................   15,100      1,493,012
                                                      ------------
MACHINERY--1.0%
Case Corp.................................    9,600        523,200
Deere & Co................................    9,900        402,188
                                                      ------------
                                                           925,388
                                                      ------------
                                                         2,418,400
                                                      ------------
CONSUMER
   MANUFACTURING--2.2%
AUTO & RELATED--2.2%
Chrysler Corp.............................   35,800      1,181,400
General Motors Corp.......................   17,700        986,775
                                                      ------------
                                                         2,168,175
                                                      ------------
CONSUMER SERVICES--19.8%
AIRLINES--5.9%
AMR Corp.*................................    5,000        440,625
Delta Air Lines, Inc......................    6,400        453,600
KLM Royal Dutch Airlines..................   18,776        523,381
Northwest Airlines Corp. Cl.A*............   46,060      1,802,097
UAL Corp.*................................   40,400      2,525,000
                                                      ------------
                                                         5,744,703
                                                      ------------
BROADCASTING &
   CABLE--4.1%
AirTouch Communications, Inc.*............   77,500      1,956,875
Cox Communications, Inc. Cl.A*............   40,100        927,312
Liberty Media Group Cl.A*.................    8,625        246,352
TCI Group Series A*.......................   63,500        829,469
                                                      ------------
                                                         3,960,008
                                                      ------------
ENTERTAINMENT &
   LEISURE--2.5%
ITT Corp.*................................    8,740        379,098
Walt Disney Co............................   28,900      2,012,162
                                                      ------------
                                                         2,391,260
                                                      ------------
RESTAURANTS &
   LODGING--2.4%
Marriot International, Inc................   12,600        696,150
McDonald's Corp...........................   35,300      1,597,325
                                                      ------------
                                                         2,293,475
                                                      ------------
RETAILING--4.9%
Home Depot, Inc...........................   37,133   $  1,861,292
Kohls Corp.*..............................   22,700        890,975
Sears, Roebuck & Co.......................   28,200      1,300,725
Wal-Mart Stores, Inc......................   30,600        699,975
                                                      ------------
                                                         4,752,967
                                                      ------------
                                                        19,142,413
                                                      ------------
CONSUMER STAPLES--10.8%
COSMETICS--0.8%
Gillette Co...............................    9,800        761,950
                                                      ------------

FOOD--3.5%
Campbell Soup Co..........................   19,800      1,588,950
PepsiCo, Inc..............................   62,600      1,831,050
                                                      ------------
                                                         3,420,000
                                                      ------------
TOBACCO--6.5%
Philip Morris Cos., Inc...................   55,200      6,216,900
                                                      ------------
                                                        10,398,850
                                                      ------------

ENERGY--0.9%
DOMESTIC INTEGRATED--0.5%
Exxon Corp................................    2,100        205,800
Texaco, Inc...............................    2,600        255,125
                                                      ------------
                                                           460,925
                                                      ------------
INTERNATIONAL--0.2%
British Petroleum Co. Plc.................    1,500        212,063
                                                      ------------

OIL & GAS SERVICES--0.2%
Baker Hughes, Inc.........................    3,000        103,500
Schlumberger Ltd..........................    1,400        139,825
                                                      ------------
                                                           243,325
                                                      ------------
                                                           916,313
                                                      ------------

FINANCE--19.1%
BANKING & CREDIT--9.9%
Citicorp..................................    9,100        937,300
First Bank System, Inc....................    6,400        436,800
First Union Corp..........................    7,700        569,800
Household International, Inc..............   13,700      1,263,825
MBNA Corp.................................   72,400      3,004,600
NationsBank Corp..........................    7,100        694,025
Norwest Corp..............................   61,100      2,657,850
                                                      ------------
                                                         9,564,200
                                                      ------------

BROKERAGE & MONEY
   MANAGEMENT--4.0%
Green Tree Financial Corp.................    6,800        262,650
Merrill Lynch & Co., Inc..................   31,100      2,534,650
Morgan Stanley Group, Inc.................   18,400      1,051,100
                                                      ------------
                                                         3,848,400
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------

INSURANCE--2.1%
American International Group, Inc.........   11,900   $  1,288,175
General Reinsurance Corp..................    3,400        536,350
Progressive Corp..........................    3,000        202,125
                                                      ------------
                                                         2,026,650
                                                      ------------
MORTGAGE BANKING--3.1%
Federal National Mortgage Association.....   80,500      2,998,625
                                                      ------------
                                                        18,437,875
                                                      ------------
HEALTH CARE--13.4%
DRUGS--7.3%
Amgen, Inc.*..............................   33,000      1,796,438
Merck & Co., Inc..........................   39,600      3,138,300
Pfizer, Inc...............................   25,300      2,096,737
                                                      ------------
                                                         7,031,475
                                                      ------------
MEDICAL PRODUCTS--1.8%
Johnson & Johnson.........................   15,400        766,150
Medtronic, Inc............................   13,500        918,000
                                                      ------------
                                                         1,684,150
                                                      ------------
MEDICAL SERVICES--4.3%
Columbia/HCA Healthcare Corp..............   72,100      2,938,075
Oxford Health Plans, Inc.*................   10,200        597,337
United Healthcare Corp....................   14,400        648,000
                                                      ------------
                                                         4,183,412
                                                      ------------
                                                        12,899,037
                                                      ------------
TECHNOLOGY--26.7%
AEROSPACE & DEFENSE--1.4%
Boeing Co.................................   12,600      1,340,325
                                                      ------------
COMMUNICATIONS
   EQUIPMENT--1.2%
Ericsson (L.M.) Telephone Co..............   11,990        361,948
Lucent Technologies, Inc..................   16,321        754,846
                                                      ------------
                                                         1,116,794
                                                      ------------
COMPUTER HARDWARE--6.3%
Compaq Computer Corp.*....................   38,200      2,836,350
Dell Computer Corp.*......................   19,800      1,053,113
Hewlett-Packard Co........................   43,700      2,195,925
                                                      ------------
                                                         6,085,388
                                                      ------------

                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
COMPUTER SOFTWARE &
   SERVICES--4.7%
Electronic Data Systems Corp. ............   16,800   $    726,600
First Data Corp...........................   21,200        773,800
Microsoft Corp.*..........................   21,800      1,802,587
Netscape Communications Corp.*............   12,000        682,500
Oracle Corp.*.............................   12,500        521,094
                                                      ------------
                                                         4,506,581
                                                      ------------
NETWORK SOFTWARE--5.4%
3Com Corp.*...............................   19,700      1,444,256
Ascend Communications, Inc.*..............    5,100        316,838
Cascade Communications Corp.*.............    6,600        364,650
Cisco Systems, Inc.*......................   49,000      3,120,687
                                                      ------------
                                                         5,246,431
                                                      ------------
SEMI-CONDUCTORS &
   RELATED--7.7%
Applied Materials, Inc.*..................   11,300        406,094
Intel Corp.  .............................   13,100      1,715,281
    warrants, expiring 3/14/98*...........   57,400      5,305,913
                                                      ------------
                                                         7,427,288
                                                      ------------
                                                        25,722,807
                                                      ------------
TRANSPORTATION--1.0%
RAILROADS--1.0%
Burlington Northern Santa Fe..............   10,900        941,487
                                                      ------------
Total Common Stocks and
   Other Investments
   (cost $76,134,815).....................              93,578,307
                                                      ------------
SHORT-TERM INVESTMENTS--2.6%
COMMERCIAL PAPER--2.6%
General Electric Capital Corp.
   7.00%, 1/02/97
   (amortized cost $2,477,518)............ $  2,478      2,477,518
                                                      ------------
TOTAL INVESTMENTS--99.6%
   (cost $78,612,333).....................              96,055,825
Other assets less liabilities--0.4%.......                 378,483
                                                      ------------

NET ASSETS--100.0%........................            $ 96,434,308
                                                      ============

-------------------------------------------------------------------------------
*     Non-income producing security.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
AUSTRALIA--4.3%
GOVERNMENT/AGENCY--4.3%
Queensland Treasury
   8.00%, 5/14/03 (a)
   (cost $718,722)................ AU$          950   $    782,008
                                                      ------------
AUSTRIA--1.1%
GOVERNMENT/AGENCY--1.1%
Republic of Austria
   5.00%, 1/22/01
   (cost $212,726)................ JPY       20,000        196,442
                                                      ------------
BELGIUM--4.1%
GOVERNMENT/AGENCY--4.1%
Kingdom of Belgium
   6.25%, 10/06/03
   (cost $767,222)................ DEM        1,100        745,224
                                                      ------------
CANADA--4.4%
GOVERNMENT/AGENCY--4.4%
Government of Canada
   7.50%, 12/01/03
   (cost $784,533)................ CA$        1,000        789,834
                                                      ------------
FRANCE--9.3%
GOVERNMENT/AGENCY--9.3%
Government of France
   7.00%, 4/25/06................. XEU          650        864,084
   8.50%, 11/25/02................ FRF        3,600        816,305
                                                      ------------
Total French Securities
   (cost $1,676,496)..............                       1,680,389
                                                      ------------
GERMANY--1.2%
GOVERNMENT/AGENCY--1.2%
Federal Republic of Germany
   8.25%, 9/20/01
   (cost $220,144)................ DEM          300        223,206
                                                      ------------
ITALY--4.6%
GOVERNMENT/AGENCY--4.6%
Republic of Italy
   10.00%, 8/01/03
   (cost $732,292)................ LIRA   1,100,000        830,257
                                                      ------------
JAPAN--3.2%
GOVERNMENT/AGENCY--3.2%
Export Import Bank of Japan
   4.375%, 10/01/03
   (cost $617,937)................ JPY       60,000        585,442
                                                      ------------
SPAIN--9.8%
GOVERNMENT/AGENCY--9.8%
Kingdom of Spain
   5.75%, 3/23/02................. JPY       85,000   $    873,413
   7.90%, 2/28/02................. ESP      110,000        903,555
                                                      ------------
Total Spanish Securities
   (cost $1,781,334)..............                       1,776,968
                                                      ------------
SWEDEN--4.7%
GOVERNMENT/AGENCY--4.7%
Kingdom of Sweden
   10.25%, 5/05/03
   (cost $854,330)................ SEK        4,800        856,538
                                                      ------------
UNITED KINGDOM--4.7%
GOVERNMENT/AGENCY--4.7%
U.K. Treasury
   8.50%, 12/07/05
   (cost $709,902)................ GBP          460        839,547
                                                      ------------
UNITED STATES--30.3%
GOVERNMENT/AGENCY--30.3%
U.S. Treasury Notes
   5.875%, 2/15/04................ US$          950        924,910
   6.25%, 2/15/03.................            1,700      1,697,875
   6.375%, 8/15/02................            1,900      1,912,464
   7.50%, 5/15/02.................              900        951,606
                                                      ------------
Total United States Securities
   (cost $5,451,037)..............                       5,486,855
                                                      ------------
MULTI-NATIONAL--13.6%
Asian Development Bank
   5.625%, 2/18/02................ JPY       85,000        866,991
Intermediate America
   Development Bank
   6.75%, 4/29/03................. DEM        1,100        760,593
International Bank for
   Reconstruction & Development
   4.50%, 3/20/03................. JPY       85,000        836,256
                                                      ------------
Total Multi-National Securities
   (cost $2,552,307)..............                       2,463,840
                                                      ------------
TOTAL INVESTMENTS--95.3%
   (cost $17,078,982).............                      17,256,550
Other assets less liabilities--4.7%                        860,540
                                                      ------------

NET ASSETS--100.0%.................                   $ 18,117,090
                                                      ============

-------------------------------------------------------------------------------
(a) Security segregated to collateralize forward exchange currency contracts with an aggregate market value of $782,008. See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON AND
   PREFERRED STOCKS--95.1%
BASIC INDUSTRIES--2.8%
CHEMICALS--0.8%
Dow Chemical Co...........................   13,100   $  1,026,713
                                                      ------------
CONTAINERS--1.3%
Crown Cork & Seal, Inc.
   4.5% conv. pfd.........................   31,000      1,612,000
                                                      ------------
PAPER & FOREST
   PRODUCTS--0.7%
Louisiana-Pacific Corp. ..................   40,000        845,000
                                                      ------------
                                                         3,483,713
                                                      ------------
CAPITAL GOODS--3.9%
ELECTRICAL EQUIPMENT--1.6%
General Electric Co.......................   20,400      2,017,050
                                                      ------------
MACHINERY--1.3%
Allied-Signal, Inc........................    7,000        469,000
Cooper Industries, Inc....................   27,000      1,137,375
                                                      ------------
                                                         1,606,375
                                                      ------------
POLLUTION CONTROL--1.0%
WMX Technologies, Inc.....................   38,300      1,249,537
                                                      ------------
                                                         4,872,962
                                                      ------------
CONSUMER
   MANUFACTURING--1.5%
AUTO & RELATED--1.5%
Goodyear Tire & Rubber Co.................   37,450      1,923,994
                                                      ------------
CONSUMER SERVICES--12.6%
BROADCASTING &
   CABLE--4.7%
AirTouch Communications, Inc.*............   54,000      1,363,500
Comcast Corp. Cl.A SPL....................   74,900      1,334,156
Liberty Media Group Cl.A*.................   25,000        714,062
Lin Television Corp.*.....................   28,000      1,179,500
TCI Group Series A*.......................   30,000        391,875
TCI Satellite Entertainment, Inc.*........    3,000         29,813
Vodafone Group PLC (ADR)..................   22,000        910,250
                                                      ------------
                                                         5,923,156
                                                      ------------
ENTERTAINMENT &
   LEISURE--0.8%
Time Warner, Inc..........................   28,000      1,050,000
                                                      ------------
PRINTING & PUBLISHING--1.0%
New York Times Co. Cl.A...................   33,000      1,254,000
                                                      ------------
RESTAURANTS &
   LODGING--0.4%
Brinker International, Inc.*..............   31,000   $    496,000
                                                      ------------
RETAILING--5.7%
AutoZone, Inc.*...........................   56,100      1,542,750
CompUSA, Inc.*............................   27,500        567,187
Dayton Hudson Corp........................   30,000      1,177,500
Federated Department Stores, Inc.*........   25,000        853,125
OfficeMax, Inc.*..........................   43,000        456,875
Price/Costco, Inc.*.......................   24,900        627,169
Reebok International Ltd..................   25,000      1,050,000
Sears, Roebuck & Co.......................   22,000      1,014,750
                                                      ------------
                                                         7,289,356
                                                      ------------
                                                        16,012,512
                                                      ------------

CONSUMER STAPLES--15.9%
BEVERAGES--0.9%
Anheuser-Busch Cos., Inc..................   29,000      1,160,000
                                                      ------------
COSMETICS--0.5%
Gillette Co...............................    7,700        598,675
                                                      ------------
FOOD--8.0%
American Brands, Inc......................   22,000      1,091,750
Campbell Soup Co..........................   50,000      4,012,500
General Mills, Inc........................   19,000      1,204,125
Kroger Co.*...............................   12,400        576,600
Nabisco Holdings Corp. Cl.A...............   29,250      1,137,094
PepsiCo, Inc..............................   71,900      2,103,075
                                                      ------------
                                                        10,125,144
                                                      ------------
HOUSEHOLD PRODUCTS--1.4%
Black & Decker Corp.......................   23,000        692,875
Sunbeam Corp..............................   42,000      1,081,500
                                                      ------------
                                                         1,774,375
                                                      ------------
TOBACCO--5.1%
Philip Morris Cos., Inc...................   29,250      3,294,281
RJR Nabisco Holdings Corp.................   94,500      3,213,000
                                                      ------------
                                                         6,507,281
                                                      ------------
                                                        20,165,475
                                                      ------------
ENERGY--8.3%
DOMESTIC INTEGRATED--6.9%
Amoco Corp................................   16,200      1,304,100
Apache Corp...............................   16,500        583,687
Exxon Corp................................   38,000      3,724,000
Mobil Corp................................   25,700      3,141,825
                                                      ------------
                                                         8,753,612
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
OIL & GAS SERVICES--0.5%
Transocean Offshore, Inc..................   10,400   $    651,300
                                                      ------------
PIPELINES--0.9%
Enron Corp................................   24,800      1,069,500
                                                      ------------
                                                        10,474,412
                                                      ------------
FINANCE--14.6%
BANKING & CREDIT--6.7%
Chase Manhattan Corp......................   12,000      1,071,000
First Chicago NBD Corp....................   22,448      1,206,580
First Union Corp..........................   34,600      2,560,400
J.P. Morgan & Co., Inc....................   13,000      1,269,125
Wells Fargo & Co..........................    8,600      2,319,850
                                                      ------------
                                                         8,426,955
                                                      ------------
BROKERAGE & MONEY
   MANAGEMENT--1.7%
Merrill Lynch & Co., Inc..................   26,500      2,159,750
                                                      ------------
INSURANCE--5.7%
Allstate Corp.............................   25,250      1,193,062
General Reinsurance Corp..................   11,500      1,814,125
ITT Hartford Group, Inc...................   28,800      1,944,000
PMI Group, Inc............................    5,700        315,638
Travelers Group, Inc......................   44,466      2,017,645
                                                      ------------
                                                         7,284,470
                                                      ------------
REAL ESTATE--0.5%
Starwood Lodging Trust....................   12,000        661,500
                                                      ------------
                                                        18,532,675
                                                      ------------
HEALTH CARE--9.4%
BIOTECHNOLOGY--1.5%
Centocor, Inc.*...........................   53,400      1,912,388
                                                      ------------
DRUGS--4.8%
Amgen, Inc.*..............................    6,700        364,731
Bristol-Myers Squibb Co...................   13,500      1,468,125
Merck & Co., Inc..........................   54,000      4,279,500
                                                      ------------
                                                         6,112,356
                                                      ------------
MEDICAL PRODUCTS--1.3%
Abbott Laboratories.......................   32,000      1,624,000
                                                      ------------
MEDICAL SERVICES--1.8%
Columbia/HCA Healthcare Corp..............   48,300      1,968,225
Value Health, Inc.*.......................   17,000        331,500
                                                      ------------
                                                         2,299,725
                                                      ------------
                                                        11,948,469
                                                      ------------
MULTI INDUSTRY--1.8%
Tyco International Ltd....................   19,100   $  1,009,913
Whitman Corp..............................   55,000      1,258,125
                                                      ------------
                                                         2,268,038
                                                      ------------
TECHNOLOGY--17.6%
COMMUNICATIONS
   EQUIPMENT--3.5%
Nokia Corp. (ADR).........................   36,800      2,120,600
Scientific-Atlanta, Inc...................   71,000      1,065,000
Teleport Communications Group, Inc.*......   40,600      1,238,300
                                                      ------------
                                                         4,423,900
                                                      ------------
COMPUTER HARDWARE--2.2%
Compaq Computer Corp.*....................   14,350      1,065,487
International Business Machines Corp......   10,950      1,653,450
                                                      ------------
                                                         2,718,937
                                                      ------------
COMPUTER SOFTWARE &
   SERVICES--0.9%
Electronic Data Systems Corp..............   26,000      1,124,500
                                                      ------------
OFFICE EQUIPMENT &
   SERVICES--1.2%
Xerox Corp................................   29,700      1,562,963
                                                      ------------
SEMI-CONDUCTORS &
   RELATED--4.2%
Atmel Corp.*..............................   48,700      1,619,275
Intel Corp................................   14,800      1,937,875
National Semiconductor Corp.*.............   74,373      1,812,842
                                                      ------------
                                                         5,369,992
                                                      ------------
TELECOMMUNICATIONS--5.6%
AT & T Corp...............................  140,400      6,107,400
MCI Communications Corp...................   32,000      1,046,000
                                                      ------------
                                                         7,153,400
                                                      ------------
                                                        22,353,692
                                                      ------------
TRANSPORTATION--2.4%
RAILROADS--1.9%
Canadian Pacific, Ltd.....................   42,000      1,113,000
Union Pacific Corp........................   21,000      1,262,625
                                                      ------------
                                                         2,375,625
                                                      ------------
TRUCKING--0.5%
Xtra Corp.................................   16,000        694,000
                                                      ------------
                                                         3,069,625
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
UTILITIES--4.3%
ELECTRIC & GAS--4.3%
Allegheny Power Systems, Inc..............   17,000   $    516,375
CINergy Corp..............................   15,000        500,625
CMS Energy Corp...........................   16,000        538,000
FPL Group, Inc............................   23,750      1,092,500
Houston Industries, Inc...................   15,100        341,638
NIPSCO Industries, Inc....................   15,500        614,187
Pinnacle West Capital Corp................   19,000        603,250
Texas Utilities Co........................   30,000      1,222,500
                                                      ------------
                                                         5,429,075
                                                      ------------
Total Common and Preferred Stocks
   (cost $107,803,328)....................             120,534,642
                                                      ------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
SHORT-TERM INVESTMENTS--4.6%
COMMERCIAL PAPER--4.6%
American Express Co.
   6.30%, 1/03/97......................... $  2,925   $  2,923,976
Prudential Funding
   6.00%, 1/02/97.........................    2,906      2,905,516
                                                      ------------
Total Short-Term Investments
   (amortized cost $5,829,492)............               5,829,492
                                                      ------------
TOTAL INVESTMENTS--99.7%
   (cost $113,632,820)....................             126,364,134
Other assets less liabilities--0.3%.......                 365,271
                                                      ------------
NET ASSETS--100.0%........................            $126,729,405
                                                      ============

-------------------------------------------------------------------------------
*     Non-income producing security.
      See Glossary of Terms on page B-43.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
SHORT-TERM MULTI-MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
AUSTRALIA--13.2%
GOVERNMENT/AGENCY--13.2%
Commonwealth of Australia
   12.00%, 7/15/99 (a)
   (cost $943,204)................ AU$        1,050   $    940,777
                                                      ------------
CANADA--7.5%
GOVERNMENT/AGENCY--7.5%
Government of Canada
   6.50%, 8/01/99 (a)
   (cost $530,561)................ CA$          700        534,229
                                                      ------------
DENMARK--3.1%
GOVERNMENT/AGENCY--3.1%
Kingdom of Denmark
   9.00%, 11/15/98
   (cost $236,627)................ DKK        1,200        221,837
                                                      ------------
FINLAND--3.5%
GOVERNMENT/AGENCY--3.5%
Republic of Finland
   11.00%, 1/15/99 (a)
   (cost $240,448)................ FIM        1,000        247,783
                                                      ------------
GERMANY--3.0%
GOVERNMENT/AGENCY--3.0%
Federal Republic of Germany
   5.75%, 5/28/99 (a)
   (cost $211,220)................ DEM          315        214,203
                                                      ------------
NORWAY--3.0%
GOVERNMENT/AGENCY--3.0%
Kingdom of Norway
   9.00%, 1/31/99 (a)
   (cost $210,999)................ NOK        1,250        210,904
                                                      ------------
SPAIN--2.9%
GOVERNMENT/AGENCY--2.9%
Kingdom of Spain
   7.40%, 7/30/99 (a)
   (cost $205,144)................ ESP       26,000  $     208,501
                                                      ------------
SWEDEN--4.2%
GOVERNMENT/AGENCY--4.2%
Kingdom of Sweden
   11.00%, 1/21/99 (a)
   (cost $297,725)................ SEK        1,800        296,672
                                                      ------------
UNITED KINGDOM--1.9%
GOVERNMENT/AGENCY--1.9%
Exchequer
   12.25%, 3/26/99 (a)
   (cost $126,353)................ GBP           70        133,004
                                                      ------------
UNITED STATES--52.5%
GOVERNMENT/AGENCY--14.0%
U.S. Treasury Note
   5.875%, 11/15/99 (a)........... US$        1,000        996,090
                                                      ------------
TIME DEPOSIT--38.5%
State Street Bank and Trust Co.
   5.00%, 1/02/97.................            2,742      2,742,000
                                                      ------------
Total United States Securities
   (cost $3,740,217)..............                       3,738,090
                                                      ------------
MULTI-NATIONAL--2.6%
International Bank for
   Reconstruction &
   Development
   11.50%, 10/09/97 (a)
   (cost $186,176)................ CZK        5,000        184,193
                                                      ------------
TOTAL INVESTMENTS--97.4%
   (cost $6,928,674)..............                       6,930,193
Other assets less liabilities--2.6%                        182,111
                                                      ------------
NET ASSETS--100.0%.................                   $  7,112,304
                                                      ============

-------------------------------------------------------------------------------
(a) Securities segregated to collateralize forward exchange currency contracts with an aggregate market value of $3,966,356. See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
PREFERRED STOCKS--0.2%
FINANCE--0.2%
Banesto Holdings Ltd.
   10.50% Conv. Series A (a)(b)
   (cost $49,725).........................    1,800   $     54,000
                                                      ------------
CORPORATE DEBT
   OBLIGATIONS--33.7%
ASSET BACKED--3.2%
Chemical Master Credit Card Trust I
   5.98%, 9/15/08......................... $  1,000        947,810
                                                      ------------
FINANCE--13.9%
First Union Capital
   8.04%, 12/01/26 (a)....................    1,000      1,006,670
Ford Motor Credit Co.
   6.125%, 1/09/06........................      500        469,470
Goldman Sachs Group L.P.
   7.25%, 10/01/05 (a)....................      500        506,038
John Hancock Mutual Life
   Insurance Co.
   7.375%, 2/15/24 (a)....................    1,000        963,870
Wachovia Corp.
   6.375%, 4/15/03........................       75         73,758
Zions Institutional Capital Trust A
   8.536%, 12/15/26 (a)...................    1,000      1,030,360
                                                      ------------
                                                         4,050,166
                                                      ------------
INDUSTRIAL--1.6%
International Business Machines
   Corp.
   7.125%, 12/01/96.......................      500        476,230
                                                      ------------
YANKEES--15.0%
RAS Laffan Liquefied Natural Gas
   8.294%, 3/15/14 (a)....................    1,250      1,275,000
Reliance Industries, Ltd.
   10.375%, 6/24/16 (a)...................    1,000      1,082,500
Republic of Columbia
   8.70%, 2/15/16.........................      500        482,255


                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------

Sociedad Quimira y Minera
   7.70%, 9/15/06 (a)..................... $  1,000   $  1,024,492
St. George Bank, Ltd.
   7.15%, 10/15/05 (a)....................      500        499,210
                                                      ------------
                                                         4,363,457
                                                      ------------
Total Corporate Debt Obligations
   (cost $9,802,780)......................               9,837,663
                                                      ------------
U.S. GOVERNMENT AND
   AGENCY OBLIGATIONS--52.3%
U.S. TREASURY SECURITIES--31.9%
U.S. Treasury Bond
   6.50%, 11/15/26........................      160        157,026
U.S. Treasury Notes
   5.00%, 1/31/98.........................    3,900      3,872,583
   6.50%, 10/15/06........................      650        653,555
   7.125%, 9/30/99........................    4,480      4,603,917
                                                      ------------
                                                         9,287,081
                                                      ------------
FEDERAL AGENCY -
   MORTGAGES--12.9%
Federal National Mortgage
   Association
   7.00%, 4/01/26.........................    1,746      1,707,234
Government National Mortgage
   Association
   7.00%, 7/15/23.........................       81         79,304
   7.50%, 4/15/26.........................    1,981      1,981,341
                                                      ------------
                                                         3,767,879
                                                      ------------
FEDERAL AGENCY--7.5%
AID - Israel
   8.00%, 11/15/01........................      200        213,248
Overseas Private Investment Corp.
   6.08%, 8/15/04.........................    1,000        981,810
Student Loan Marketing
   Association
   6.05%, 9/14/00.........................    1,000        992,810
                                                      ------------
                                                         2,187,868
                                                      ------------
Total U.S. Government and
   Agency Obligations
   (cost $15,322,294).....................              15,242,828
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
SOVEREIGN DEBT
   OBLIGATIONS--10.8%
AUSTRALIA--2.1%
Commonwealth of Australia
   8.75%, 8/15/08  (b)............ AU$          700   $    611,088
                                                      ------------
MEXICO--5.2%
United Mexican States
   7.5625%, 8/06/01 (a)........... US$        1,500      1,505,625
                                                      ------------
POLAND--3.5%
Republic of Poland
   4.00%, 10/27/14 (c)............            1,200      1,018,500
                                                      ------------
Total Sovereign Debt Obligations
   (cost $3,004,460)..............                       3,135,213
                                                      ------------
SHORT-TERM INVESTMENTS--1.8%
TIME DEPOSIT--1.8%
State Street Bank and Trust Co.
   5.00%, 1/02/97
   (amortized cost $522,000).............. $    522   $    522,000
                                                      ------------
TOTAL INVESTMENTS--98.8%
   (cost $28,701,259).....................              28,791,704
Other assets less liabilities--1.2%.......                 358,200
                                                      ------------
NET ASSETS--100.0%........................            $ 29,149,904
                                                      ============
-------------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1996, the aggregate market value of these securities amounted to $8,947,765 or 30.7% of net assets.

(b) Securities segregated to collateralize forward exchange currency contracts with an aggregate market value of $665,088.

(c) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1996.

    See Glossary of Terms on page B-43.

    See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON AND
   PREFERRED STOCKS--62.6%
BASIC INDUSTRIES--1.9%
CHEMICALS--0.9%
Dow Chemical Co...........................    1,500   $    117,563
Morton International, Inc.................    2,900        118,175
                                                      ------------
                                                           235,738
                                                      ------------
CONTAINERS--0.5%
Crown Cork & Seal, Inc.
   4.5% conv. pfd.........................    2,600        135,200
                                                      ------------
PAPER & FOREST
   PRODUCTS--0.5%
Louisiana-Pacific Corp....................    6,000        126,750
                                                      ------------
                                                           497,688
                                                      ------------
CAPITAL GOODS--2.4%
ELECTRICAL EQUIPMENT--1.1%
General Electric Co.......................    2,800        276,850
                                                      ------------
MACHINERY--0.9%
Allied-Signal, Inc........................    3,400        227,800
                                                      ------------
POLLUTION CONTROL--0.4%
WMX Technologies, Inc.....................    3,500        114,187
                                                      ------------
                                                           618,837
                                                      ------------
CONSUMER
   MANUFACTURING--1.1%
AUTO & RELATED--1.1%
Goodyear Tire & Rubber Co.................    5,400        277,425
                                                      ------------
CONSUMER SERVICES--7.7%
BROADCASTING &
   CABLE--2.6%
AirTouch Communications, Inc.*............    8,700        219,675
Comcast Corp. Cl.A SPL....................    8,200        146,062
Liberty Media Group Cl.A*.................    5,100        145,669
Lin Television Corp.*.....................    4,000        168,500
                                                      ------------
                                                           679,906
                                                      ------------
ENTERTAINMENT &
   LEISURE--1.0%
Carnival Corp. Cl.A.......................    1,700         56,100
ITT Corp.*................................    1,200         52,050
Time Warner, Inc..........................    3,900        146,250
                                                      ------------
                                                           254,400
                                                      ------------
PRINTING & PUBLISHING--0.6%
New York Times Co. Cl.A...................    3,900        148,200
                                                      ------------
RESTAURANTS &
   LODGING--0.6%
Brinker International, Inc.*..............    4,300   $     68,800
Wendy's International, Inc................    4,300         88,150
                                                      ------------
                                                           156,950
                                                      ------------
RETAILING--2.9%
AutoZone, Inc.*...........................    8,100        222,750
Dayton Hudson Corp........................    4,100        160,925
Federated Department Stores, Inc.*........    3,300        112,613
Price/Costco, Inc.*.......................    4,400        110,825
Sears, Roebuck & Co.......................    3,100        142,987
                                                      ------------
                                                           750,100
                                                      ------------
                                                         1,989,556
                                                      ------------
CONSUMER STAPLES--10.4%
BEVERAGES--0.6%
Anheuser-Busch Cos., Inc..................    4,000        160,000
                                                      ------------
COSMETICS--0.3%
Gillette Co...............................    1,000         77,750
                                                      ------------
FOOD--5.4%
American Brands, Inc......................    3,200        158,800
Campbell Soup Co..........................    6,600        529,650
General Mills, Inc........................    2,600        164,775
Kroger Co.*...............................    1,700         79,050
Nabisco Holdings Corp. Cl.A...............    4,100        159,387
PepsiCo, Inc..............................   10,200        298,350
                                                      ------------
                                                         1,390,012
                                                      ------------
HOUSEHOLD PRODUCTS--1.0%
Black & Decker Corp.......................    3,400        102,425
Newell Co.................................    2,700         85,050
Sunbeam Corp..............................    3,000         77,250
                                                      ------------
                                                           264,725
                                                      ------------
TOBACCO--3.1%
Philip Morris Cos., Inc...................    4,300        484,288
RJR Nabisco Holdings Corp.................    9,500        323,000
                                                      ------------
                                                           807,288
                                                      ------------
                                                         2,699,775
                                                      ------------
ENERGY--5.0%
DOMESTIC INTEGRATED--3.8%
Exxon Corp................................    5,300        519,400
Mobil Corp................................    3,800        464,550
                                                      ------------
                                                           983,950
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
OIL & GAS SERVICES--0.6%
Apache Corp...............................    2,100   $     74,287
Transocean Offshore, Inc..................    1,400         87,675
                                                      ------------
                                                           161,962
                                                      ------------
PIPELINES--0.6%
Enron Corp................................    3,400        146,625
                                                      ------------
                                                         1,292,537
                                                      ------------
FINANCE--9.7%
BANKING & CREDIT--3.8%
Chase Manhattan Corp......................    1,740        155,295
First Chicago NBD Corp....................    2,922        157,058
First Union Corp..........................    4,700        347,800
J.P. Morgan & Co., Inc....................    1,700        165,962
Wells Fargo & Co..........................      600        161,850
                                                      ------------
                                                           987,965
                                                      ------------
BROKERAGE & MONEY
   MANAGEMENT--1.1%
Merrill Lynch & Co., Inc..................    2,500        203,750
Morgan Stanley Group, Inc.................    1,400         79,975
                                                      ------------
                                                           283,725
                                                      ------------
INSURANCE--4.0%
General Reinsurance Corp..................    1,800        283,950
ITT Hartford Group, Inc...................    4,000        270,000
PMI Group, Inc............................    3,400        188,275
Travelers Group, Inc......................    6,266        284,320
                                                      ------------
                                                         1,026,545
                                                      ------------
REAL ESTATE--0.4%
Starwood Lodging Trust....................    1,600         88,200
                                                      ------------
OTHER--0.4%
Dean Witter, Discover & Co................    1,700        112,625
                                                      ------------
                                                         2,499,060
                                                      ------------
HEALTH CARE--7.3%
BIOTECHNOLOGY--1.1%
Centocor, Inc.*...........................    8,100        290,081
                                                      ------------
DRUGS--3.9%
Amgen, Inc.*..............................    1,500         81,656
Bristol-Myers Squibb Co...................    2,300        250,125
Merck & Co., Inc..........................    8,700        689,475
                                                      ------------
                                                         1,021,256
                                                      ------------
MEDICAL PRODUCTS--0.9%
Abbott Laboratories.......................    4,400        223,300
                                                      ------------
MEDICAL SERVICES--1.4%
Columbia/HCA Healthcare Corp..............    6,450   $    262,838
United Healthcare Corp....................    1,500         67,500
Value Health, Inc.*.......................    1,100         21,450
                                                      ------------
                                                           351,788
                                                      ------------
                                                         1,886,425
                                                      ------------
MULTI INDUSTRY--1.9%
Tyco International Ltd....................    3,300        174,488
U.S. Industries, Inc.*....................    5,000        171,875
Whitman Corp..............................    6,200        141,825
                                                      ------------
                                                           488,188
                                                      ------------
TECHNOLOGY--12.0%
COMMUNICATIONS
   EQUIPMENT--1.9%
Nokia Corp. (ADR).........................    6,300        363,038
Scientific-Atlanta, Inc...................    8,500        127,500
                                                      ------------
                                                           490,538
                                                      ------------
COMPUTER HARDWARE--2.6%
Compaq Computer Corp.*....................    2,000        148,500
Intel Corp................................    2,200        288,062
International Business Machines Corp......    1,500        226,500
                                                      ------------
                                                           663,062
                                                      ------------
COMPUTER SOFTWARE &
   SERVICES--0.6%
Electronic Data Systems Corp..............    3,500        151,375
                                                      ------------
OFFICE EQUIPMENT &
   SERVICES--0.9%
Xerox Corp................................    4,600        242,075
                                                      ------------
SEMI-CONDUCTORS &
   RELATED--1.6%
Atmel Corp.*..............................    4,000        133,000
National Semiconductor Corp.*.............   12,000        292,500
                                                      ------------
                                                           425,500
                                                      ------------
TELECOMMUNICATIONS--4.4%
AT & T Corp...............................   19,300        839,550
MCI Communications Corp.*.................    9,000        294,187
                                                      ------------
                                                         1,133,737
                                                      ------------
                                                         3,106,287
                                                      ------------
TRANSPORTATION--0.9%
RAILROADS--0.9%
Canadian Pacific, Ltd.....................    2,900         76,850
Union Pacific Corp........................    2,800        168,350
                                                      ------------
                                                           245,200
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
UTILITIES--2.3%
ELECTRIC & GAS--2.3%
Allegheny Power Systems, Inc..............    2,400   $     72,900
CINergy Corp..............................    2,000         66,750
FPL Group, Inc............................    5,200        239,200
Houston Industries, Inc...................    2,600         58,825
Texas Utilities Co........................    4,100        167,075
                                                      ------------
                                                           604,750
                                                      ------------
Total Common and Preferred Stocks
   (cost $14,409,043).....................              16,205,728
                                                      ------------
U.S. GOVERNMENT
   OBLIGATIONS--30.2%
U.S. Treasury Notes
   4.75%, 8/31/98......................... $  2,317      2,277,541
   6.50%, 10/15/06........................    2,000      2,010,940
   7.25%, 8/15/04.........................    3,355      3,531,138
                                                      ------------
Total U.S. Government Obligations
   (cost $7,861,801)......................               7,819,619
                                                      ------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
SHORT-TERM INVESTMENTS--6.6%
TIME DEPOSIT--6.6%
State Street Bank and Trust Co.
   5.00%, 1/02/97
   (amortized cost $1,706,000)............ $  1,706   $  1,706,000
                                                      ------------
TOTAL INVESTMENTS--99.4%
   (cost $23,976,844).....................              25,731,347
Other assets less liabilities--0.6%.......                 144,003
                                                      ------------
NET ASSETS--100.0%.........................           $ 25,875,350
                                                      ============

-------------------------------------------------------------------------------
*     Non-income producing security.
      See Glossary of Terms on page B-43.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON STOCKS AND
   OTHER INVESTMENTS--92.0%
AUSTRALIA--1.5%
Coca Cola Amatil Ltd......................   13,171   $    140,808
Mayne Nickless Ltd........................   12,000         82,028
Qantas Airways Ltd........................   12,021         20,065
WMC, Ltd..................................   23,168        146,032
Woolworths Ltd............................  108,073        260,282
                                                      ------------
                                                           649,215
                                                      ------------
BELGIUM--0.7%
Delhaize-Le Lion S.A......................    2,500        148,530
Kredietbank S.A...........................      500        163,896
                                                      ------------
                                                           312,426
                                                      ------------
BRAZIL--0.1%
Dixie Toga S.A. pfd.......................   18,600         14,141
Industries Klabin de Papel E Celulose
   S.A. pfd...............................   16,000         14,782
                                                      ------------
                                                            28,923
                                                      ------------
DENMARK--1.2%
BG Bank A/S...............................    1,600         74,964
Den Danske Bank...........................    3,790        305,604
ISS International Service System Cl.B.....    5,440        143,138
                                                      ------------
                                                           523,706
                                                      ------------
FINLAND--1.5%
Kesko.....................................    4,900         69,133
Nokia AB Cl.A.............................    3,038        176,204
Orion-Yhtymne OY Series B.................    5,680        218,556
UPM-Kymmene Corp.*........................    9,700        203,489
                                                      ------------
                                                           667,382
                                                      ------------
FRANCE--6.6%
Alcatel Alsthom...........................    1,300        104,431
Bouygues..................................    2,214        229,572
Compagnie Generale des Eaux...............    1,639        203,118
GTM Entrepose S.A.........................    1,640         75,860
Legris Ind. S.A...........................    3,960        166,765
Pechiney S.A..............................    3,730        156,288
Salomon S.A...............................    1,400        120,073
SGS-Thomson Microelectronics N.V.*........    1,530        108,222
Simco S.A.................................    1,204        105,119
Societe Centrale des Assurances
   Generales de France....................    7,540        243,413
Societe des Immuebles.....................    1,297         76,493
Societe Francaise d'Invetissements
   Immobiliers et de Gestion..............    1,295         93,846
Societe Nacionale Elf Aquitaine...........    4,400        400,524

Total S.A. (ADR)..........................    1,270   $     51,118
Total S.A. Cl.B...........................    5,214        424,074
Union du Credit Bail Immobilier...........    1,490        148,182
Union Immobilier de France................      980         79,990
Usinor Sacilor............................    8,900        129,508
                                                      ------------
                                                         2,916,596
                                                      ------------
GERMANY--5.8%
Bayer AG..................................   12,280        501,159
Deutsche Lufthansa AG.....................   18,100        247,011
Deutsche Telekom AG*......................    4,130         87,093
Henkel KGaA, pfd..........................    5,634        283,018
Hornbach Holding AG pfd...................    2,400        171,562
KSB AG - Vorzug pfd.......................      960        148,479
Preussag AG...............................      800        181,180
Schmalbach Lubeca AG*.....................    1,000        245,646
Suedzucker AG.............................      321        156,662
Veba AG...................................    7,050        407,753
Volkswagen AG.............................      319        132,675
                                                      ------------
                                                         2,562,238
                                                      ------------
HONG KONG--1.7%
Asia Satellite Telecom Ltd.*..............    3,000          6,962
Citic Pacific Ltd.........................   23,000        133,519
First Pacific Co. Ltd.....................   74,837         97,241
Guangshen Railway Co. Ltd. (ADR)*.........    3,000         61,875
Hong Kong and China Gas Co. Ltd. .........   27,440         53,039
   warrants, expiring 9/30/97* ...........    1,620            900
Hysan Development Co. Ltd. ...............   12,000         47,786
   warrants, expiring 4/30/98* ...........      500            453
New World Development Co. Ltd.............    9,226         62,326
Swire Pacific Ltd. Cl.A...................   11,000        104,887
Television Broadcasts of
   Hong Kong Ltd..........................   32,000        127,843
Wharf (Holdings) Ltd......................   15,000         74,859
                                                      ------------
                                                           771,690
                                                      ------------
INDIA--0.9%
Bajaj Auto Ltd. (GDR) (a).................    5,800        192,850
Industrial Credit & Investment
   Corp. of India Ltd. (GDR)* (a).........    8,000         76,000
State Bank of India (GDR)* (a)............    7,000        118,090
                                                      ------------
                                                           386,940
                                                      ------------
INDONESIA--1.3%
Indosat...................................   78,000        214,649
PT Hanjaya Mandala Sampoema
   (Foreign)..............................   49,000        261,389
PT Telekomunikasi Indonesia ..............   41,000         70,734

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
PT Telekomunikasi Indonesia (ADR) ........    1,000   $     34,500
                                                      ------------
                                                           581,272
                                                      ------------
ITALY--1.9%
Ente Nazionale Idrocarburi S.p.A..........   46,800        240,170
Instituto Nazionale delle Assicurazioni...  152,900        199,163
Magneti Marelli S.p.A.....................   48,200         59,892
Saipem S.p.A..............................   19,950         91,794
Societa Italiana Per L'Eserreizio
   delle Telecommunicazioni, P.A..........  102,200        265,437
                                                      ------------
                                                           856,456
                                                      ------------
JAPAN--31.5%
Amano Corp................................   15,000        160,608
Asahi Glass Co. Ltd.......................   30,000        282,359
Bank of Tokyo-Mitsubishi Bank.............   18,200        337,881
Canon, Inc................................   16,000        353,683
Chiba Bank Ltd............................   10,000         68,215
Dai Nippon Printing Co. Ltd...............   11,000        192,816
Daifuku Co. Ltd...........................   12,000        151,282
Daito Trust Construction Co. Ltd..........   15,700        174,881
Daiwa Securities Co. Ltd..................    6,000         53,363
DDI Corp..................................      125        826,785
East Japan Railway Co.....................       40        179,950
Eisai Co..................................    8,250        162,421
Fuji Photo Film Co. (ORD).................    3,000         98,955
Furukawa Co. Ltd..........................   25,000         84,190
Hirose Electric Co........................    5,000        289,699
Honda Motor Co............................    5,000        142,906
House Foods Industry......................    5,000         80,736
Hoya Corp.................................   10,000        392,885
Ishikawajima-Harima Heavy Industries......   17,000         75,598
Ito - Yokado Co. Ltd......................    2,000         87,039
Japan Securities Finance..................   17,000        198,169
Japan Tobacco, Inc........................       22        149,124
Kamigumi Co. Ltd..........................   12,000         78,750
Kandenko Co. Ltd..........................   11,300        107,331
Kao Corp..................................   21,000        244,798
Kirin Brewery Co. Ltd.....................    8,000         78,750
Kokuyo....................................    7,000        172,869
Kuraray Co. Ltd...........................   20,000        184,785
Kyocera Corp..............................    2,000        124,687
Maeda Road Construction Corp..............    4,000         46,283
Matsushita Electric Industrial............   24,000        391,676
Matsushita Electric Works.................   13,000        111,916
Mitsubishi Heavy Industries Ltd...........   23,000        182,713
Mitsubishi Materials Corp.................   12,000         48,493
Mitsubishi Oil Co.........................   22,000        131,647

Mitsui Marine & Fire Insurance
   Co. Ltd................................   24,000   $    129,108
Mitsui Trust and Banking Co. Ltd..........   44,000        343,839
National House Industrial Co..............   11,000        146,274
NGK Insulators............................    8,000         75,987
Nikko Securities Co. Ltd..................   15,000        111,907
Nippon Express Co. Ltd....................   18,000        123,409
Nippon Light Metal Co.....................   21,000         86,314
Nippon Steel Co...........................   46,000        135,843
Nisshin Steel Co. Ltd.....................   90,000        241,689
NKK Corp.*................................   53,000        119,446
Nomura Securities Co. Ltd.................   16,000        240,394
Osaka Gas Co..............................   42,000        114,964
Rohm Co...................................   11,000        721,872
Sankyo Co. Ltd............................    2,000         56,644
Santen Pharmaceutical Co..................    1,000         20,724
Seven-Eleven Japan Co. Ltd................   10,400        608,859
Shimano, Inc..............................    7,000        119,074
Shimizu Corp..............................   15,000        112,037
Shiseido Co. Ltd..........................   14,000        161,989
Sumitomo Electric Industries..............   12,000        167,861
Sumitomo Marine & Fire Insurance Co.......   19,000        118,125
Sumitomo Realty & Development
   Co. Ltd................................   24,000        151,282
Sumitomo Rubber Industries................   13,000         96,874
Taisho Pharmaceutical Co..................    7,000        165,012
Takeda Chemical Industries................    6,000        125,896
TDK Corp..................................    8,000        521,544
Toagosei Co. Ltd..........................    7,000         24,782
Tokai Bank................................   17,000        177,619
Tokyo Electric Power Co...................    7,000        153,527
Tokyo Gas Cos. Ltd........................   85,000        230,464
Tokyo Steel Manufacturing Co..............   22,000        313,444
Toyo Kanetsu..............................   13,000         45,126
Toyota Corp...............................   26,000        747,604
Ube Industries Ltd. ......................   15,000         42,483
Ushio, Inc................................   16,000        174,078
Yakult Honsha Co..........................   10,000        103,618
Yamanouchi Pharmaceutical Co. Ltd.........   14,000        287,713
Yamatake-Honeywell........................    7,000        113,030
Yamazaki Baking Co. Ltd...................    7,000        111,821
                                                      ------------
                                                        13,990,519
                                                      ------------
KOREA--0.7%
Korea Electric Power Corp. (ADR)..........    4,000         82,000
Korea Mobile Telecommunications
   Corp. (ADR) (a)........................   14,832        190,962

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
Pohang Iron & Steel Ltd. (ADR)............    2,000  $      40,500
                                                      ------------
                                                           313,462
                                                      ------------
MALAYSIA--1.0%
Ammb Holdings Bhd.........................   15,000        125,916
DCB Holdings Bhd
   warrants, expiring 12/27/99*...........    2,750          4,138
Malakoff Bhd..............................   17,000         83,469
Malayan Banking Bhd.......................    8,000         88,695
Resorts World Bhd.........................   37,000        168,481
                                                      ------------
                                                           470,699
                                                      ------------
NETHERLANDS--3.6%
Akzo Nobel N.V............................    3,320        453,820
Apothekers Cooperative OPG................    1,640         47,210
CSM N.V...................................      800         44,483
Fortis Amev N.V...........................   11,800        413,496
Internationale Nederlanden Groep N.V......   11,639        419,314
Vendex International N.V..................    5,150        220,437
                                                      ------------
                                                         1,598,760
                                                      ------------
NEW ZEALAND--0.6%
Fletcher Challenge Ltd....................   26,424         44,274
Lion Nathan Ltd...........................   32,000         76,691
Telecom Corp. of New Zealand Ltd..........   27,000        137,815
                                                      ------------
                                                           258,780
                                                      ------------
NORWAY--1.1%
Bergesen D.Y. ASA Cl.A....................   11,700        283,280
Orkla ASA Cl.A............................    1,540        106,362
Schibsted ASA.............................    3,740         68,204
Unitor ASA................................    1,900         24,181
                                                      ------------
                                                           482,027
                                                      ------------
PHILIPPINES--0.2%
Manila Electric Co........................    9,815         80,237
Philippine Commercial International
   Bank...................................    1,000         13,118
                                                      ------------
                                                            93,355
                                                      ------------
PORTUGAL--0.1%
Telecel-Comunicacaoes Pessoais* (a).......      550         35,118
                                                      ------------
SINGAPORE--1.3%
Overseas Chinese Bank.....................   14,000        174,087
Overseas Union Banking Ltd. (Foreign).....   20,000        154,363
Singapore Airlines Ltd....................    2,000         18,152
Singapore Press Holdings Ltd. (Foreign)...   11,000        216,966
                                                      ------------
                                                           563,568
                                                      ------------
SPAIN--1.7%
Autopistas Concesionaria Espanola S.A.....    9,500        130,984

Banco Santander S.A.......................    2,070   $    132,499
Repsol S.A................................    6,300        241,664
Tabacalera S.A. Series A..................    3,590        154,578
Viscofan Envolturas Celulosicas...........    6,430         94,104
                                                      ------------
                                                           753,829
                                                      ------------
SWEDEN--1.9%
Astra AB..................................    5,500        271,778
Electrolux AB Series B....................    1,590         92,324
Incentive AB Cl.B.........................    1,698        123,244
Sparbanken Sverige AB Cl.A (a)............    4,300         73,769
Stora Kopparbergs Series B................   19,705        268,709
                                                      ------------
                                                           829,824
                                                      ------------
SWITZERLAND--4.0%
Adecco S.A................................      591        148,357
Baloise Holdings Ltd......................      105        211,020
Nestle S.A................................      326        349,990
Novartis AG*..............................      627        718,538
Schindler Holdings AG.....................       90         97,833
Swissair AG*..............................      189        152,923
Zurich Versicherungsgesellschaft..........      334         92,826
                                                      ------------
                                                         1,771,487
                                                      ------------
TAIWAN--0.2%
Advanced Semiconductor Engineering
   (GDR)* (a).............................    8,100         77,355
                                                      ------------
THAILAND--0.4%
Bangkok Bank Public Co. Ltd...............    4,000         38,681
Thai Farmers Bank Co......................   24,625        153,630
                                                      ------------
                                                           192,311
                                                      ------------
UNITED KINGDOM--20.5%
Anglian Water Plc.........................   22,000        221,621
B.A.T. Industries Plc.....................   21,300        176,618
BAA Plc...................................   33,500        277,780
Barclays Plc..............................   29,300        502,221
Bass Plc..................................   14,580        205,324
BPB Plc...................................   17,600        115,786
British Aerospace Plc.....................   11,480        251,352
British Petroleum Co. Plc.................   36,600        438,924
British Sky Broadcast Group Plc...........   22,100        197,639
British Telecommunications Plc............   37,400        253,092
BTR Plc...................................   73,500        358,874
Cadbury Schweppes Plc.....................   29,700        250,850
Compass Group Plc.........................   18,900        200,754
General Electric Co. Plc..................   33,849        222,103
Glaxo Holdings Wellcome Plc...............   16,700        271,801
Grand Metropolitan Plc....................   33,100        259,719

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
Hanson Plc................................   99,100   $    139,219
Hepworth Plc..............................   17,100         73,826
Holliday Chemical Holdings Plc............   48,600        101,788
Kingfisher Plc............................   10,800        116,567
Ladbroke Group Plc........................   61,300        243,646
National Grid Group Plc...................   92,400        308,686
National Westminster Bank Plc.............   18,350        215,660
Pearson Plc...............................   13,900        177,411
Rank Group Plc............................   44,100        330,920
Reed International Plc....................   17,600        331,074
Reuters Holdings Plc......................   27,400        352,299
Rugby Group Plc...........................   88,000        141,717
Sainsbury (J.) Plc........................   45,162        299,429
Sears Plc.................................  134,500        216,601
Shell Transport and Trading Co. Plc.......   10,950        189,848
Siebe Plc.................................   13,240        245,882
Smithkline Beecham Plc....................   17,600        243,632
Tesco Plc.................................    8,500         51,550
TI Group Plc..............................   34,700        344,206
Tomkins Plc...............................   47,500        219,719
United Assurance Group Plc................   20,000        164,468
Vodafone Group Plc........................   47,200        199,733
Wimpey (George) Plc.......................   91,500        195,948
                                                      ------------
                                                         9,108,287
                                                      ------------
Total Common Stocks and
   Other Investments
   (cost $39,371,024).....................              40,796,225
                                                      ------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
CONVERTIBLE BOND--0.4%
JAPAN--0.4%
Sumitomo Bank International
   0.75%, 5/31/01 (a)
   (cost $155,634)................ JPY       17,000   $    155,416
                                                      ------------

SHORT-TERM INVESTMENTS--7.4%
TIME DEPOSIT--7.4%
State Street Bank and Trust Co.
   5.00%, 1/02/97
   (amortized cost $3,273,000).... US$        3,273      3,273,000
                                                      ------------

TOTAL INVESTMENTS--99.8%
   (cost $42,799,658).............                      44,224,641
Other assets less liabilities--0.2%                         99,455
                                                      ------------
NET ASSETS--100.0%.................                   $ 44,324,096
                                                      ============

-------------------------------------------------------------------------------
 *    Non-income producing security.
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1996, the aggregate market value of these securities amounted to $919,560 or 2.1% of net assets.

      See Glossary of Terms on page B-43.

      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
U.S. GOVERNMENT AND
   AGENCY OBLIGATIONS--99.1%
Federal Farm Credit Bank
   5.35%, 1/23/97......................... $  3,000   $  2,990,192
   5.46%, 1/23/97.........................    3,000      2,989,990
   5.48%, 1/29/97.........................    3,500      3,485,082
Federal Home Loan Bank
   5.31%, 2/21/97.........................    5,500      5,458,626
   5.48%, 1/24/97.........................    3,500      3,487,746
Federal Home Loan Mortgage Corp.
   5.27%, 1/14/97.........................      800        798,478
   5.37%, 1/22/97.........................    3,000      2,990,603
   5.42%, 1/22/97.........................    2,873      2,863,917
Federal National Mortgage Assn.
   5.24%, 1/17/97.........................    8,500      8,480,204
   5.36%, 3/12/97.........................    3,000      2,968,733
   5.37%, 1/07/97.........................    3,020      3,017,297
   5.38%, 2/18/97.........................    6,000      5,956,960
   5.38%, 2/24/97.........................    3,425      3,397,360
   5.40%, 2/10/97.........................    3,390      3,369,660
Tennessee Valley Authority
   5.24%, 2/26/97.........................    1,500      1,487,773
   5.26%, 3/26/97.........................    2,500      2,469,317
   5.27%, 2/25/97.........................    1,500      1,487,923
U.S. Treasury Bill
   4.75%, 1/16/97.........................    6,500      6,487,135
                                                      ------------
TOTAL INVESTMENTS--99.1%
   (cost $64,186,996).....................              64,186,996
Other assets less liabilities--0.9%........                582,295
                                                      ------------
NET ASSETS--100.0%.........................           $ 64,769,291
                                                      ============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
SOVEREIGN DEBT
   OBLIGATIONS--68.2%
COLLATERALIZED
   BRADY BONDS--18.5%
ARGENTINA--5.1%
Republic of Argentina
   5.25% Par Euro Bonds, 3/31/23 (a)
   (cost $412,943)........................ $    710   $    448,187
                                                      ------------
ECUADOR--3.6%
Republic of Ecuador
   3.00%, 2/27/15.........................      370        227,604
Republic of Ecuador
   6.50% Disc. (FRN), 2/28/25 (b).........      130         90,025
                                                      ------------
Total Ecuadorian Securities
   (cost $229,475)........................                 317,629
                                                      ------------
MEXICO--7.9%
United Mexican States
   6.25%, 12/31/19
   (cost $629,686)........................      950        697,062
                                                      ------------
NIGERIA--1.9%
Central Bank of Nigeria
   6.25% Pars, 11/15/20 (a)
   (cost $105,552)........................      250        171,875
                                                      ------------
Total Collateralized Brady Bonds
   (cost $1,377,656)......................               1,634,753
                                                      ------------
LOAN PARTICIPATION &
   ASSIGNMENT--14.6%
MOROCCO--3.8%
Kingdom of Morocco Restructuring &
   Consolidation Loan Participation
   7.375% (FRN), 1/01/09
   (cost $321,174)........................      400        330,250
                                                      ------------
RUSSIA--10.8%
Vnesheconombank Loan Assignment
   Zero Coupon, 9/14/04 *
   (cost $883,533)........................    1,200        957,750
                                                      ------------
Total Loan Participation &
   Assignment
   (cost $1,204,707)......................               1,288,000
                                                      ------------
OTHER SOVEREIGN DEBT--35.1%
ARGENTINA--4.2%
Argentina Global
   11.00%, 10/09/06
   (cost $347,098)........................ $    350   $    368,375
                                                      ------------
BRAZIL--5.3%
Republic of Brazil
   6.5625% (FRN), 4/15/12
   (cost $467,204)........................      620        470,425
                                                      ------------
BULGARIA--2.2%
Republic of Bulgaria
   2.25% (FRN), 7/28/12
   (cost $201,131)........................      500        192,188
                                                      ------------
CROATIA--2.2%
Republic of Croatia
   6.6875% (FRN), 7/31/10
   (cost $183,658)........................      200        193,500
                                                      ------------
MEXICO--2.0%
Mc-Cuernavaca Trust
   9.25%, 7/25/01 (c)
   (cost $176,570)........................      203        179,853
                                                      ------------
PANAMA--3.9%
Republic of Panama
   3.50% IRB, 7/17/14 (c)
   (cost $281,196)........................      500        348,125
                                                      ------------
PHILIPPINES--1.6%
Republic of Philippines
   8.75%, 10/07/16 (c)
   (cost $127,681)........................      136        140,080
                                                      ------------
POLAND--3.2%
Republic of Poland
   4.00%, 10/27/14 (a)
   (cost $223,776)........................      330        280,088
                                                      ------------
TRINIDAD & TOBAGO--0.6%
Republic of Trinidad & Tobago
   11.75%, 10/03/04
   (cost $49,730).........................       50         56,000
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
VENEZUELA--9.9%
Republic of Venezuela
   6.50%, 12/18/07
   (cost $867,337)........................ $  1,000   $    880,937
                                                      ------------
Total Other Sovereign Debt
   (cost $2,925,381)......................               3,109,571
                                                      ------------
Total Sovereign Debt Obligations
   (cost $5,507,744)......................               6,032,324
                                                      ------------
CORPORATE DEBT
   OBLIGATIONS--20.4%
FINANCIAL SERVICES--4.9%
App International Finance Company
   B V Guaranteed Secured Note
   11.75%, 10/01/05.......................      150        160,688
FSW International Finance Company
   B V Guaranteed Secured Note
   12.50%, 11/01/06 (c)...................      150        159,375
Home Holdings, Inc.
   7.75%, 12/15/98........................      200         89,000
   8.625%, 12/15/03.......................      100         23,500
                                                      ------------
Total Financial Services
   (cost $579,998)........................                 432,563
                                                      ------------
YANKEES--15.5%
AES China Generating Co., Ltd.
   10.125%, 12/15/06......................      500        518,750

Banco Nacional
   7.25%, 2/02/04......................... $    200   $    176,750
Grupo Mexicano de Desarrollo
   8.25%, 2/17/01.........................      240        146,100
Tevecap S.A.
   12.625%, 11/26/04 (c)..................      300        307,875
Transportacion Maritima
   Mexicana S.A.
   9.25%, 5/15/03.........................       12         11,760
Zhuhai Highway Co.
   11.50%, 7/01/08........................      200        214,250
                                                      ------------
Total Yankees
   (cost $1,361,443)......................               1,375,485
                                                      ------------
Total Corporate Debt Obligations
   (cost $1,941,441)......................               1,808,048
                                                      ------------
SHORT-TERM INVESTMENTS--8.0%
TIME DEPOSIT--8.0%
State Street Bank and Trust Co.
   5.00%, 1/02/97
   (amortized cost $703,000)..............      703        703,000
                                                      ------------

TOTAL INVESTMENTS--96.6%
   (cost $8,152,185)......................               8,543,372
Other assets less liabilities--3.4%........                304,034
                                                      ------------
NET ASSETS--100.0%.........................           $  8,847,406
                                                      ============

-------------------------------------------------------------------------------
 *   Non-income producing security.
(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1996.
(b) Coupon will fluctuate based upon an interest rate index. Stated interest rate in effect at December 31, 1996.
(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1996, the aggregate market value of these securities amounted to $1,135,308 or 12.8% of net assets.
     See Glossary of Terms on page B-43.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
ARGENTINA--18.0%
GOVERNMENT OBLIGATIONS--18.0%
Republic of Argentina
   Pensioner-Bocon Series I
   3.41% (FRN), 4/01/01 (a)....... ARS          342   $    295,304
   3.41% (FRN), 4/01/07 (a).......            3,779      2,659,735
Republic of Argentina
   Pensioner-Bocon Series II
   3.41% (FRN), 9/01/02 (a).......               60         45,084
                                                      ------------
Total Argentinian Securities
   (cost $2,115,505)..............                       3,000,123
                                                      ------------
CANADA--15.3%
GOVERNMENT/AGENCY--15.3%
Government of Canada
   6.50%, 6/01/04 (b)............. CA$          850        633,555
   8.00%, 6/01/23 (b).............              500        406,594
Province of British Columbia
   8.00%, 9/08/23 (b).............              400        315,372
Province of Manitoba
   7.75%, 12/22/25................              450        348,557
Province of Ontario
   8.25%, 12/01/05................              275        223,727
Province of Quebec
   7.75%, 3/30/06.................              325        253,250
Province of Saskatchewan
   9.60%, 2/04/22.................              400        367,574
                                                      ------------
Total Canadian Securities
   (cost $2,367,769)..............                       2,548,629
                                                      ------------
MEXICO--16.3%
GOVERNMENT/AGENCY--16.3%
Mexican Treasury Bills
   Zero Coupon, 1/23/97........... MXP          470         58,658
   Zero Coupon, 3/06/97...........            3,778        457,758
   Zero Coupon, 5/29/97...........            5,000        572,704
   Zero Coupon, 6/05/97...........           14,390      1,640,661
                                                      ------------
Total Mexican Securities
   (amortized cost $2,753,629)....                       2,729,781
                                                      ------------
UNITED STATES--49.4%
U.S. TREASURY SECURITIES--26.0%
U.S. Treasury Notes
   6.25%, 10/31/01................ US$        1,300   $  1,301,222
   6.50%, 4/30/99.................               85         86,036
   7.125%, 9/30/99................              320        328,851
   7.25%, 8/15/04.................            2,500      2,631,250
                                                      ------------
                                                         4,347,359
                                                      ------------
FEDERAL AGENCY -
   MORTGAGES--1.1%
Government National
   Mortgage Association
   9.00%, 9/15/24.................              167        176,524
                                                      ------------
FEDERAL AGENCY--3.9%
Federal Home Loan Bank
   7.26%, 9/06/01.................              200        206,812
Federal Home Loan
   Mortgage Corp.
   6.13%, 8/19/99.................              150        150,000
Federal National Mortgage
   Association
   5.05%, 11/10/98................              305        300,044
                                                      ------------
                                                           656,856
                                                      ------------

TIME DEPOSIT--18.4%
State Street Bank and Trust Co.
   5.00%, 1/02/97.................            3,062      3,062,000
                                                      ------------
Total United States Securities
   (cost $8,147,794)..............                       8,242,739
                                                      ------------
TOTAL INVESTMENTS--99.0%
   (cost $15,384,697).............                      16,521,272
Other assets less liabilities--1.0%                        174,378
                                                      ------------
NET ASSETS--100.0%.................                   $ 16,695,650
                                                      ============

-------------------------------------------------------------------------------
(a) Coupon will fluctuate based upon an interest rate index. Stated interest rate in effect at December 31, 1996.
(b) Securities segregated to collateralize forward exchange currency contracts with an aggregate market value of $1,355,521.
     See Glossary of Terms on page B-43.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON AND
   PREFERRED STOCKS--89.7%
UNITED STATES INVESTMENTS--81.3%
CONSUMER SERVICES--10.5%
BROADCASTING &
   CABLE--10.5%
AirTouch Communications, Inc.
   4.25% conv. pfd........................   13,000   $    588,250
Cablevision Systems Corp. * ..............   20,000        410,000
Comcast Corp. Cl.A  ......................   18,000        320,625
TCI Group
   $2.125 Series A conv. pfd..............    6,200        242,187
                                                      ------------
                                                         1,561,062
                                                      ------------
ENERGY--0.8%
PIPELINES--0.8%
Enron Corp.  .............................    2,800        120,750
                                                      ------------

TECHNOLOGY--15.5%
COMMUNICATIONS
   EQUIPMENT--3.9%
Ericsson (L.M.) Telephone Co.  ...........    5,600        169,050
Teleport Communications Group, Inc. *.....   13,600        414,800
                                                      ------------
                                                           583,850
                                                      ------------
TELECOMMUNICATIONS--11.6%
AT & T Corp.  ............................   15,760        685,560
Frontier Corp.   .........................   21,000        475,125
MCI Communications Corp.  ................   10,400        339,950
Telephone and Data Systems, Inc.  ........    6,000        217,500
                                                      ------------
                                                         1,718,135
                                                      ------------
                                                         2,301,985
                                                      ------------
UTILITIES--54.5%
ELECTRIC & GAS--54.5%
AGL Resources, Inc. ......................    6,100        128,863
Allegheny Power Systems, Inc. ............   17,800        540,675
American Electric Power, Inc. ............   11,300        464,712
Baltimore Gas & Electric Co. .............    5,600        149,800
Brooklyn Union Gas Co.  ..................    4,600        138,575
Carolina Power & Light Co.  ..............    9,000        328,500
CINergy Corp.  ...........................   16,700        557,362
CMS Energy Corp.  ........................   17,200        578,350
DPL, Inc.  ...............................   14,000        343,000
DQE, Inc.  ...............................    6,600        191,400
Edison International  ....................   22,000        437,250
FPL Group, Inc.  .........................   10,600        487,600

Houston Industries, Inc.  ................   20,500   $    463,812
Illinova Corp.  ..........................    8,700        239,250
Ipalco Enterprises, Inc.  ................   10,500        286,125
MCN Corp.  ...............................    4,600        132,825
New Jersey Resources Corp.  ..............    4,400        128,700
Northwest Natural Gas Co.  ...............    5,250        126,656
Pacific Enterprises  .....................    4,100        124,538
People's Energy Corp.  ...................    3,600        121,950
Piedmont Natural Gas Co., Inc.  ..........    5,100        119,213
Pinnacle West Capital Corp.  .............   12,500        396,875
Public Service Co. of New Mexico  ........   18,600        365,025
Questar Corp.  ...........................    3,500        128,625
Southwest Gas Corp.  .....................    7,000        134,750
Texas Utilities Co.  .....................    8,400        342,300
Washington Gas Light Co.  ................    5,600        126,700
Wicor, Inc.  .............................    3,500        125,563
Williams Cos., Inc.
   $3.5 conv. pfd.  ......................    4,700        387,750
                                                      ------------
                                                         8,096,744
                                                      ------------
Total United States Investments
   (cost $11,446,118).....................              12,080,541
                                                      ------------
FOREIGN INVESTMENTS--8.4%
BRAZIL--1.9%
Light Participacoes, S.A. * ..............  600,000        145,511
Telecomunicacoes Brasileras
   S.A. (ADR).............................    1,800        137,700
                                                      ------------
                                                           283,211
                                                      ------------
CHILE--0.7%
Compania de Telecommunicaciones
   de Chile S.A. (ADR)....................    1,100        111,237
                                                      ------------
FINLAND--1.9%
Nokia Corp. (ADR).........................    4,800        276,600
                                                      ------------
HONG KONG--0.9%
Consolidated Electric Power Asia (ADR)....   58,800        137,982
                                                      ------------
KOREA--0.8%
Korea Electric Power Corp. (ADR)..........    4,020        117,032
                                                      ------------
MEXICO--1.4% Telefonos de Mexico S.A.
   Series L (ADR).........................    6,200        204,600
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
PERU--0.8%
Telefonica del Peru S.A. (ADR)............   62,000   $    115,382
                                                      ------------
Total Foreign Investments
   (cost $984,113)........................               1,246,044
                                                      ------------
Total Common and Preferred Stocks
   (cost $12,430,231).....................              13,326,585
                                                      ------------
CONVERTIBLE BONDS--5.4%
   3Com Corp.
   10.25%, 11/01/01 (a)...................      305        676,338
International Cabletel, Inc.
   7.25%, 4/15/05 (a).....................      115        123,481
                                                      ------------
Total Convertible Bonds
   (cost $596,950)........................                 799,819
                                                      ------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
SHORT-TERM INVESTMENTS--3.3%
COMMERCIAL PAPER--3.3%
General Electric Capital Corp.
   5.90%, 1/02/97
   (amortized cost $499,918).............. $    500   $    499,918
                                                      ------------

TOTAL INVESTMENTS--98.4%
   (cost $13,527,099).....................              14,626,322
Other assets less liabilities--1.6%........                230,471
                                                      ------------
NET ASSETS--100.0%.........................           $ 14,856,793
                                                      ============

-------------------------------------------------------------------------------
 *    Non-income producing security.
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1996, the aggregate market value of these securities amounted to $799,819 or 5.4% of net assets.
      See Glossary of Terms on page B-43.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON AND
   PREFERRED STOCKS--95.4%
BASIC INDUSTRIES--0.7%
CHEMICALS--0.5%
Grace (W.R.) & Co.........................   14,000   $    724,500
                                                      ------------
MINING & METALS--0.2%
Century Aluminum Co. .....................   15,000        256,875
                                                      ------------
                                                           981,375
                                                      ------------
CAPITAL GOODS--0.6%
POLLUTION CONTROL--0.6%
WMX Technologies, Inc.....................   27,000        880,875
                                                      ------------
CONSUMER SERVICES--14.7%
AIRLINES--2.0%
Continental Airlines, Inc.*...............   51,000      1,440,750
Delta Air Lines, Inc......................    5,000        354,375
Northwest Airlines Corp. Cl.A*............   13,200        516,450
UAL Corp.*................................    7,000        437,500
                                                      ------------
                                                         2,749,075
                                                      ------------
BROADCASTING &
   CABLE--3.3%
Argyle Television, Inc.*..................   19,100        463,175
Comcast Corp. Cl.A........................   51,000        908,438
Liberty Media Group Inc. Cl.A*............   34,225        977,552
TCI Group Series A*.......................  159,300      2,080,856
TCI Satellite Entertainment, Inc.*........   15,930        158,304
                                                      ------------
                                                         4,588,325
                                                      ------------
BUSINESS SERVICES--3.7%
ADT Ltd.*.................................   65,000      1,486,875
CUC International, Inc.*..................  151,950      3,608,812
                                                      ------------
                                                         5,095,687
                                                      ------------
ENTERTAINMENT &
   LEISURE--0.7%
ITT Corp.*................................   24,200      1,049,675
                                                      ------------
RESTAURANTS &
   LODGING--0.4%
American General Hospitality Corp.........   21,000        498,750
                                                      ------------
RETAILING--4.6%
AutoZone, Inc.*...........................   90,100      2,477,750
CompUSA, Inc.*............................   85,900      1,771,687
Micro Warehouse, Inc.*....................   21,700        252,263
Sears, Roebuck & Co.......................   13,000        599,625
Wal-Mart Stores, Inc......................   57,000      1,303,875
                                                      ------------
                                                         6,405,200
                                                      ------------
                                                        20,386,712
                                                      ------------
CONSUMER STAPLES--1.8%
TOBACCO--1.8%
Loews Corp................................   25,800   $  2,431,650
                                                      ------------
ENERGY--2.9%
OIL & GAS SERVICES--2.9%
Gulf Canada Resources Ltd.*...............  359,000      2,647,625
Nabors Industries, Inc.*..................   69,000      1,328,250
                                                      ------------
                                                         3,975,875
                                                      ------------
FINANCE--26.7%
BANKING & CREDIT--12.4%
American Express Co.......................   56,000      3,164,000
Chase Manhattan Corp......................   30,320      2,706,060
First Chicago NBD Corp....................   22,900      1,230,875
First Union Corp..........................   33,000      2,442,000
Household International, Inc..............   15,100      1,392,975
J.P. Morgan & Co., Inc....................    1,900        185,487
MBNA Corp.................................   27,000      1,120,500
Mercury Finance Co........................  211,000      2,584,750
NationsBank Corp..........................   25,000      2,443,750
                                                      ------------
                                                        17,270,397
                                                      ------------
INSURANCE--8.1%
20th Century Industries, Inc..............   58,000        978,750
Acceptance Insurance Co.*.................  114,000      2,251,500
American International Group, Inc.........   31,350      3,393,637
PMI Group, Inc............................    3,300        182,738
Progressive Corp..........................   16,600      1,118,425
Travelers Group, Inc......................   71,666      3,251,845
                                                      ------------
                                                        11,176,895
                                                      ------------
REAL ESTATE--5.5%
Arden Realty Group, Inc...................   40,000      1,110,000
Castle & Cooke, Inc.*.....................   35,000        555,625
Humphrey Hospitality Trust, Inc...........   78,100        678,494
JP Realty, Inc............................   38,000        983,250
Koger Equity, Inc.........................  100,000      1,875,000
Macerich Co...............................   52,500      1,371,562
Prentiss Properties Trust.................   29,000        725,000
Summit Properties, Inc....................   15,000        331,875
                                                      ------------
                                                         7,630,806
                                                      ------------
OTHER--0.7%
Dean Witter, Discover & Co................   15,300      1,013,625
                                                      ------------
                                                        37,091,723
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
HEALTH CARE--6.7%
BIOTECHNOLOGY--0.1%
Gensia, Inc. (a)*.........................    8,000   $    147,016
                                                      ------------
DRUGS--4.5%
Biogen, Inc.*.............................   21,000        811,125
Merck & Co., Inc..........................   39,900      3,162,075
Pfizer, Inc...............................   20,000      1,657,500
Schering-Plough Corp......................    9,000        582,750
                                                      ------------
                                                         6,213,450
                                                      ------------
MEDICAL PRODUCTS--0.3%
Boston Scientific Corp.*..................    8,100        486,000
                                                      ------------
MEDICAL SERVICES--1.8%
Medtronic, Inc............................   20,600      1,400,800
Quest Medical, Inc.*......................   38,000        299,250
Saint Jude Medical, Inc.*.................   17,900        762,988
                                                      ------------
                                                         2,463,038
                                                      ------------
                                                         9,309,504
                                                      ------------
TECHNOLOGY--38.7%
COMMUNICATIONS
   EQUIPMENT--4.1%
Anixter International, Inc.*..............   30,000        483,750
EMC Corp.*................................   70,000      2,318,750
Loral Space & Communications*.............   27,000        496,125
Millicom International Cellular, S.A.*....   16,500        529,031
Teleport Communications Group, Inc.*......   61,700      1,881,850
                                                      ------------
                                                         5,709,506
                                                      ------------
COMPUTER HARDWARE--0.8%
Compaq Computer Corp.*....................   15,500      1,150,875
                                                      ------------
COMPUTER PERIPHERALS--1.0%
Seagate Technology, Inc.*.................   36,000      1,422,000
                                                      ------------
COMPUTER SOFTWARE &
   SERVICES--10.1%
Cabletron Systems, Inc.*..................   20,200        671,650
Ceridian Corp.*...........................   99,500      4,029,750
Electronic Data Systems Corp. ............   40,000      1,730,000
Microsoft Corp.*..........................   30,000      2,480,625

                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
Oracle Corp.*.............................    1,800   $     75,038
Sterling Commerce, Inc.*..................   79,789      2,812,562
Sterling Software, Inc.*..................   70,100      2,216,912
                                                      ------------
                                                        14,016,537
                                                      ------------
NETWORK SOFTWARE--8.4%
3Com Corp.*...............................   64,700      4,743,319
Cisco Systems, Inc.*......................  108,000      6,878,250
                                                      ------------
                                                        11,621,569
                                                      ------------
SEMI-CONDUCTORS &
   RELATED--5.2%
Cypress Semiconductor Corp.*..............   40,000        565,000
Intel Corp................................   51,000      6,677,812
                                                      ------------
                                                         7,242,812
                                                      ------------
TELECOMMUNICATIONS--9.1%
Colt Telecom Group Plc (ADR)*.............   85,000      1,646,875
Deutsche Telekom AG*......................   41,800        851,675
Frontier Corp.............................   21,000        475,125
MFS Communications, Inc. * ...............  122,887      6,681,981
MFS Communications, Inc.
   8.00% conv. pfd........................   12,000      1,102,500
Telephone and Data Systems, Inc...........   42,900      1,555,125
U.S. Cellular Corp.*......................    8,000        223,000
                                                      ------------
                                                        12,536,281
                                                      ------------
                                                        53,699,580
                                                      ------------
TRANSPORTATION--2.6%
RAILROADS--2.6%
Canadian Pacific, Ltd.....................  116,000      3,074,000
Union Pacific Corp........................    8,853        532,287
                                                      ------------
                                                         3,606,287
                                                      ------------
Total Common and Preferred Stocks
   (cost $112,565,228)....................             132,363,581
                                                      ------------
CONVERTIBLE BONDS--1.0%
3Com Corp.
   10.25%, 11/01/01 (a)................... $    400        887,000
Altera Corp.
   5.75%, 6/15/02 (a).....................      335        517,575
                                                      ------------
Total Convertible Bonds
   (cost $985,802)........................               1,404,575
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
SHORT-TERM INVESTMENTS--4.3%
U.S. GOVERNMENT
   OBLIGATIONS--4.3%
Federal Home Loan Mortgage Corp.
   5.70%, 1/02/97
   (amortized cost $5,899,066)............ $  5,900   $  5,899,066
                                                      ------------
TOTAL INVESTMENTS--100.7%
   (cost $119,450,096)....................            $139,667,222
Other assets less liabilities--(0.7%)......               (979,331)
                                                      ------------
NET ASSETS--100.0%.........................           $138,687,891
                                                      ============

-------------------------------------------------------------------------------
 *    Non-income producing security.
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1996, the aggregate market value of these securities amounted to $1,551,591 or 1.1% of net assets.
      See Glossary of Terms on page B-43.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON STOCKS AND
   OTHER INVESTMENTS--83.5%
ARGENTINA--0.8%
Central Costanera...................         25,000   $     76,515
Dycasa Dragados S.A.................         10,000         37,008
Metrogas S.A. (ADR).................          3,000         28,125
                                                      ------------
                                                           141,648
                                                      ------------
AUSTRALIA--3.1%
CSL Ltd.............................         70,000        331,055
Qantas Airways Ltd..................         51,867         86,576
TAB Corp. Holdings Ltd..............         35,000        166,918
                                                      ------------
                                                           584,549
                                                      ------------
AUSTRIA--4.2%
Austria Mikro Systeme
   International AG ................          1,460        112,717
Bohler-Uddeholm.....................          1,000         71,571
Creditanstalt-Bankverein............          2,000        135,384
Flughafen Wien AG...................          2,600        132,539
V.A. Stahl AG.......................          2,900        103,161
V.A. Technologies AG................          1,450        227,573
                                                      ------------
                                                           782,945
                                                      ------------
BELGIUM--0.3%
Credit Communal de Belgique S.A.*...            600         54,747
                                                      ------------
BRAZIL--7.8%
Bardella S.A........................            500         47,633
Celgon Centrais Eletricas Goias
   S.A. Series B pfd.* .............      1,205,000         66,112
Centrais Elet Sta Catali*...........        121,501        113,421
Companhia Energetica de Sao
   (ADR)*...........................          5,000         57,500
Companhia Paulista de Forca e Luz*..      1,550,000        183,476
   preferred rights, expiring 1/15/97*        6,101              0
Iven S.A.*..........................        200,000         96,045
Light Participacoes S.A.*...........        500,000        121,259
Light Servicos de Eletricid S.A.....        500,000        177,557
Sider Nacional Cia..................      1,480,000         42,017
Siderurgica Riograndense S.A........      3,437,727         57,566
Telecomunicacoes Brasileras
   S.A. (ADR) ......................          3,900        300,262
Telecomunicacoes de
   Sao Paulo S.A.*..................        450,000         97,271
Vale Rio Doce Cia...................          5,360        103,166
                                                      ------------
                                                         1,463,285
                                                      ------------
CANADA--2.2%
Alberta Energy Ltd..................          5,000        119,769
Canadian National Railway Co........          3,100        117,800
Petro-Canada........................         11,900        167,728
                                                      ------------
                                                           405,297
                                                      ------------
CHILE--0.4%
Compania de Telecomunicaciones
   de Chile S.A. (ADR) .............            400   $     40,450
Enersis S.A. Sponsored (ADR)........          1,000         27,750
                                                      ------------
                                                            68,200
                                                      ------------
COLUMBIA--0.2%
Banco de Columbia (GDR).............          5,000         36,875
                                                      ------------
CZECH REPUBLIC--1.1%
Ceske Radiokomunikace*..............            350         49,044
CEZ (GDR)*..........................          1,000         35,997
Komercni Banka A.S. (GDR)*..........          1,500         39,900
Podnik Vypocetni Techniky*..........            250         43,203
Tabak A.S.*.........................            150         37,780
                                                      ------------
                                                           205,924
                                                      ------------
DENMARK--0.3%
Kobenhavn Lufthave..................            600         61,112
                                                      ------------
EGYPT--0.3%
Commercial International
   Bank (GDR)*......................          3,600         49,860
                                                      ------------
FINLAND--1.4%
Merita Ltd. Series A*...............         25,000         77,717
OY Tamro AB.........................         10,000         66,739
Valmet Co...........................          7,000        123,261
                                                      ------------
                                                           267,717
                                                      ------------
FRANCE--3.1%
Renault S.A.........................          4,000         85,959
Seita...............................          1,500         62,735
Soc Nacionale Elf Aquitaine S.A.....          1,500        136,542
Societe Centrale des Assurances
   Generales de France .............          1,750         56,495
Usinor Sacilor......................         16,700        243,009
                                                      ------------
                                                           584,740
                                                      ------------
GERMANY--4.8%
Bankgesellschaft Berlin AG..........            550         10,008
Deutsche Lufthansa AG...............         28,000        382,116
Deutsche Telekom AG*................         14,080        296,917
Viag AG.............................             57         21,669
Viag AG (VAR).......................            500        196,257
                                                      ------------
                                                           906,967
                                                      ------------
GHANA--0.3%
Ashanti Goldfields Co. Ltd. (GDR) ..          5,000         61,875
                                                      ------------
GREECE--0.7%
Hellenic Sugar Industrie S.A........          6,000         55,693
Hellenic Telecommunication
   Organization S.A. ...............          5,000         85,424
                                                      ------------
                                                           141,117
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
HONG KONG--0.3%
Guangshen Railway Co. Ltd.
   (ADR)*...........................          2,500   $     51,563
                                                      ------------
HUNGARY--1.8%
Mol Magyar Olaj Es Gazipari
   Right (GDR) (a) .................          9,000        111,600
OTP Bank (GDR)......................          4,000         71,000
Tiszai Vegyi Kombinat Rt (GDR)*.....          9,000        100,800
Zalakeramia AG......................          1,300         55,071
                                                      ------------
                                                           338,471
                                                      ------------
INDIA--0.6%
Industrial Credit & Investment Corp.
   of India Ltd. (GDR)* (a) ........          3,000         28,500
State Bank of India (GDR)*..........          2,000         33,740
Steel Authority India (GDR).........          6,000         54,600
                                                      ------------
                                                           116,840
                                                      ------------
INDONESIA--2.0%
Indosat.............................         70,000        192,634
PT Telekomunikasi Indonesia.........         22,000         37,955
PT Telekomunikasi Indonesia
   (ADR)............................          3,000        103,500
Tambang Timah (GDR).................          2,000         35,200
                                                      ------------
                                                           369,289
                                                      ------------
IRELAND--0.9%
Greencore Group.....................         15,000         96,085
Irish Life Plc (Dublin Listing).....         17,558         81,378
                                                      ------------
                                                           177,463
                                                      ------------
ISRAEL--0.6%
Bank Hapoalim B.M.*.................         38,000         60,227
Tadiran Ltd. (ADR)..................          2,000         56,250
                                                      ------------
                                                           116,477
                                                      ------------
ITALY--3.6%
Ente Nazionale Idrocarburi S.p.A....         40,000        205,273
IMI LNV.............................         16,000        137,113
Instituto Nazionale delle
   Assicurazioni ...................         70,000         91,180
Telecom Italia Mobile*..............         25,000         63,200
Telecom Italia Mobile di Risp.......         50,000         97,561
Telecom Italia Mobile di Risp S.p.A.         55,000         78,494
                                                      ------------
                                                           672,821
                                                      ------------
JAPAN--2.3%
DDI Corp............................             30        198,429
East Japan Railway Co...............             30        134,962
Japan Tobacco, Inc..................             15        101,675
                                                      ------------
                                                           435,066
                                                      ------------
KOREA--2.9%
Korea Electric Power Corp. (ADR)....          4,000   $     82,000
Korea Mobile Telecommunications
   Corp. (ADR)* (a) ................         36,359        468,122
                                                      ------------
                                                           550,122
                                                      ------------
MALAYSIA--0.4%
Petronas Gas Bhd....................         20,000         83,152
                                                      ------------
MEXICO--2.1%
ALFA S.A. de C.V.*..................         25,000        116,552
Grupo Financiero Bancomer
   S.A. de C.V. Series B Npv* ......        200,000         80,030
Grupo Financiero Bancomer
   S.A. de C.V. Series L Npv* ......          1,315            443
Grupo Financiero Banorte*...........         55,000         54,497
Telefonos de Mexico S.A.
   Series L (ADR) * ................          4,500        148,500
                                                      ------------
                                                           400,022
                                                      ------------
NETHERLANDS--3.4%
Akzo Nobel N.V......................          2,000        273,385
European Vinyls Corp.
   International N.V. ..............          3,200        101,570
KLM Royal Dutch Airlines N.V........          3,992        112,373
Koninkluke PTT Nederland N.V........          4,000        152,679
                                                      ------------
                                                           640,007
                                                      ------------
NEW ZEALAND--2.2%
Telecom Corp. of New Zealand Ltd....         18,000         91,877
Tranz Rail Holdings Ltd.*...........         36,500        221,916
Trustpower Ltd......................         60,400        106,751
                                                      ------------
                                                           420,544
                                                      ------------
NORWAY--1.6%
Christiana Bank OG Kreditkasse......         30,000         94,054
Den Norske Bank.....................         25,000         94,675
Norsk Hydro ASA.....................          2,000        107,091
                                                      ------------
                                                           295,820
                                                      ------------
PAKISTAN--0.4%
Hub Power Co. (GDR)*................          2,000         38,500
Pakistan Telecom C (GDR)*...........            500         30,000
                                                      ------------
                                                            68,500
                                                      ------------
PERU--1.0%
Cementos Norte Pacasmay Series C....         33,316         44,779
Cementos Norte Pacasmay Series I....         20,000         28,183
Telefonica del Peru S.A.............         62,000        115,382
                                                      ------------
                                                           188,344
                                                      ------------
PHILIPPINES--2.5%
First Philippines Holdings Corp.....         59,000        134,601

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
International Container
   Terminal Svc.* ..................        150,000   $     78,422
Manila Electric Co..................         32,000        261,597
                                                      ------------
                                                           474,620
                                                      ------------
POLAND--0.7%
Banka Przenyslowo Handlowy..........          1,000         64,518
Elektrim S.A........................          8,000         72,540
                                                      ------------
                                                           137,058
                                                      ------------
PORTUGAL--0.5%
Portugal Telecom S.A................          3,000         85,521
                                                      ------------
RUSSIA--2.5%
Gazprom (ADR)* (a)..................          6,000        106,500
RNGS Holdings Ltd., pfd.*...........          1,000        360,161
                                                      ------------
                                                           466,661
                                                      ------------
SOUTH AFRICA--0.5%
Iscor Ltd...........................        121,621         86,826
                                                      ------------
SPAIN--2.8%
Argentaria S.A......................          2,000         89,505
Emp Nac Electricid..................          2,000        142,345
Empresa Nacional de Celulosas S.A...          7,000         83,844
Gas Natural SDG S.A.................            400         93,048
Repsol S.A..........................          3,200        122,750
                                                      ------------
                                                           531,492
                                                      ------------
SWEDEN--0.5%
Sparbanken Sverige AB Cl.A (a)......          5,000         85,778
                                                      ------------
THAILAND--1.0%
Electricity Generating Public
   of Thailand .....................         10,000         27,294
Industrial Finance of Thailand......         10,000         26,710
Industrial Finance of Thailand
   (Foreign) .......................         50,000        135,499
                                                      ------------
                                                           189,503
                                                      ------------
TURKEY--0.9%
Eregli Demirve Celik
   Fabrikalari T.A.S. ..............        500,000         59,935

                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
Petkim Petrokimya Holdings A.S......         75,000   $     30,083
Tupras Turkiye Petrol
   Rafinerileri A.S.* ..............        150,000         37,344
Usas Ucak Servisi A.S...............         25,000         50,715
                                                      ------------
                                                           178,077
                                                      ------------
UNITED KINGDOM--11.4%
Anglian Water Plc...................         20,700        208,525
British Energy Plc..................        223,000        557,786
East Midlands Electricity Plc.......          3,000         34,024
National Grid Group Plc.............        103,411        345,471
National Power Plc..................         17,000        142,128
Northern Ireland Electricity Plc....         17,000        110,091
Powergen Plc........................         18,244        178,783
RJB Mining Plc......................          6,000         43,871
Scottish Hydro Electric Plc.........         14,000         78,431
Stagecoach Holdings Plc.............         27,172        325,859
Wessex Water Plc....................         17,333        110,466
                                                      ------------
                                                         2,135,435
                                                      ------------
UNITED STATES--3.1%
Central European Media
   Enterprises Ltd.* ...............          2,000         63,000
Pharmacia & Upjohn, Inc.............         13,100        519,088
                                                      ------------
                                                           582,088
                                                      ------------
Total Common Stocks and
   Other Investments
   (cost $14,365,779)...............                    15,694,418
                                                      ------------

SHORT-TERM INVESTMENTS--14.1%
TIME DEPOSIT--14.1%
State Street Bank and Trust Co.
   5.00%, 1/02/97
   (amortized cost $2,652,000)......       $  2,652      2,652,000
                                                      ------------
TOTAL INVESTMENTS--97.6%
   (cost $17,017,779)...............                    18,346,418
Other assets less liabilities--2.4%.                       460,395
                                                      ------------
NET ASSETS--100.0%..................                  $ 18,806,813
                                                      ============

-------------------------------------------------------------------------------
 *    Non-income producing security.
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1996, the aggregate market value of these securities amounted to $800,500 or 4.3% of net assets.
      See Glossary of Terms on page B-43.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON STOCKS AND
   OTHER INVESTMENTS--29.7%
BASIC INDUSTRIES--1.0%
CHEMICALS--0.6%
Akzo Nobel N.V............................      300   $     41,008
Bayer AG..................................      700         28,568
Cytec Industries, Inc.*...................      250         10,156
Freeport McMoran, Inc.....................      900         28,912
Monsanto Co...............................      800         31,100
Olin Corp.................................      100          3,763
                                                      ------------
                                                           143,507
                                                      ------------
CONTAINERS--0.2%
Crown Cork & Seal, Inc.
    4.5% conv. pfd........................      800         43,500
                                                      ------------
METALS & MINING--0.2%
Reynolds Metals Co........................      625         35,234
                                                      ------------
PAPER & FOREST
   PRODUCTS--0.0%
Louisiana-Pacific Corp. ..................      300          6,338
                                                      ------------
                                                           228,579
                                                      ------------
CAPITAL GOODS--2.2%
ELECTRICAL EQUIPMENT--1.0%
General Electric Co.......................    1,000         98,875
Hitachi Ltd...............................    5,000         46,628
Matsushita Electric Industrial Co., Ltd...    2,000         32,640
Sharp Corp................................    1,000         14,248
Sumitomo Electric Industries..............    1,000         13,988
                                                      ------------
                                                           206,379
                                                      ------------
ENGINEERING &
   CONSTRUCTION--0.3%
American Standard Cos., Inc.*.............      600         22,950
Bouygues..................................        4            415
Martin Marietta Materials, Inc............      200          4,650
Matsushita Electric Works.................    1,000          8,609
National House Industrial Co..............    1,000         13,297
Uralita S.A...............................      600          4,691
                                                      ------------
                                                            54,612
                                                      ------------
MACHINERY--0.4%
Allied-Signal, Inc........................    1,200         80,400
Coltec Industries, Inc.*..................      600         11,325
                                                      ------------
                                                            91,725
                                                      ------------
POLLUTION CONTROL--0.5%
Republic Industries, Inc.*................      350         10,916

USA Waste Services, Inc.*.................    1,800   $     57,375
WMX Technologies, Inc. ...................    1,500         48,937
                                                      ------------
                                                           117,228
                                                      ------------
                                                           469,944
                                                      ------------
CONSUMER
   MANUFACTURING--0.5%
AUTO & RELATED--0.2%
Bajaj Auto Ltd. (GDR) (a).................      200          6,650
Magneti Marelli S.p.A. ...................   11,700         14,538
Toyota Corp...............................    1,000         28,754
                                                      ------------
                                                            49,942
                                                      ------------
OTHER--0.3%
Fuji Photo Film...........................    1,000         32,985
Shimano, Inc..............................    1,000         17,011
                                                      ------------
                                                            49,996
                                                      ------------
                                                            99,938
                                                      ------------
CONSUMER SERVICES--4.0%
AIRLINES--0.2%
Deutsche Lufthansa AG.....................    1,200         16,376
Northwest Airlines Corp. Cl.A*............      700         27,388
                                                      ------------
                                                            43,764
                                                      ------------
APPAREL--0.1%
Cone Mills Corp.*.........................    1,500         11,812
                                                      ------------
BROADCASTING &
   CABLE--0.6%
Cablevision Systems Corp. Cl.A*...........      700         21,437
Indonesian Satellite Corp. (ADR)..........      500         13,688
Liberty Media Group, Inc. Cl.A*...........      200          5,713
Reuters Holdings Plc......................    2,000         25,715
Societe Television Francaise..............      330         31,547
Viacom, Inc. Cl.B*........................    1,005         35,049
                                                      ------------
                                                           133,149
                                                      ------------
ENTERTAINMENT &
   LEISURE--0.6%
Carnival Corp. Cl.A.......................      100          3,300
ITT Corp.*................................      400         17,350
Resorts World Bhd.........................    3,000         13,661
Time Warner, Inc..........................      600         22,500
Walt Disney Co............................    1,170         81,461
                                                      ------------
                                                           138,272
                                                      ------------
PRINTING & PUBLISHING--0.2%
New York Times Co. Cl.A...................    1,300         49,400
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
RESTAURANTS &
   LODGING--0.5%
Brinker International, Inc.*..............    2,050   $     32,800
Host Marriott Corp.*......................    2,000         32,000
La Quinta Inns, Inc.......................    1,800         34,425
                                                      ------------
                                                            99,225
                                                      ------------
RETAILING--1.8%
AutoZone, Inc.*...........................    3,100         85,250
CompUSA, Inc.*............................    2,800         57,750
Dayton Hudson Corp........................    1,200         47,100
Federated Department Stores, Inc.*........    1,000         34,125
Fingerhut Cos., Inc.......................    1,400         17,150
Hornbach Holding AG pfd...................      400         28,594
PT Ramayana Lestari Sentosa*..............      500          1,079
Reebok International Ltd..................    1,975         82,950
Sears Plc.................................   16,000         25,767
Woolworths Ltd............................    8,000         19,267
                                                      ------------
                                                           399,032
                                                      ------------
                                                           874,654
                                                      ------------
CONSUMER STAPLES--3.7%
BEVERAGES--0.4%
Cadbury Schweppes Plc.....................    3,000         25,338
Grand Metropolitan Plc....................    3,500         27,463
Kirin Brewery Co., Ltd....................    4,000         39,375
                                                      ------------
                                                            92,176
                                                      ------------
COSMETICS--0.6%
Colgate-Palmolive Co......................      625         57,656
Gillette Co...............................      695         54,036
Shiseido Co., Ltd.........................    2,000         23,142
                                                      ------------
                                                           134,834
                                                      ------------
FOOD--1.0%
Campbell Soup Co..........................      700         56,175
Coca-Cola Co..............................    1,100         57,888
Ezaki Glico Co............................    2,000         17,270
Nabisco Holdings Corp. Cl.A...............    1,325         51,509
Nestle S.A................................       26         27,913
                                                      ------------
                                                           210,755
                                                      ------------
HOUSEHOLD PRODUCTS--0.5%
First Brands Corp.........................      750         21,281
Sunbeam Corp..............................    3,700         95,275
                                                      ------------
                                                           116,556
                                                      ------------
RETAIL - FOOD--0.2%
Tesco Plc.................................    7,400         44,879
                                                      ------------
TOBACCO--1.0%
B.A.T. Industries Plc.....................    3,000   $     24,876
Loews Corp................................      200         18,850
Philip Morris Cos., Inc...................    1,290        145,286
PT Hanjaya Mandala Sampoerna .............    3,000         16,004
                                                      ------------
                                                           205,016
                                                      ------------
                                                           804,216
                                                      ------------
ENERGY--2.8%
DOMESTIC INTEGRATED--0.5%
Exxon Corp................................    1,100        107,800
                                                      ------------
OIL & GAS SERVICES--2.3%
Apache Corp...............................    1,100         38,912
Baker Hughes, Inc.........................    1,600         55,200
BJ Services Co.*..........................    1,600         81,600
Halliburton Co............................      350         21,088
Louisiana Land & Exploration Co...........      700         37,538
Nabors Industries, Inc.*..................    2,200         42,350
Noble Drilling Corp.*.....................      800         15,900
Schlumberger Ltd..........................      650         64,919
Total S.A. Cl.B...........................      206         16,755
Transocean Offshore, Inc..................      900         56,362
Union Pacific Corp........................      800         48,100
Union Pacific Resources Group, Inc........      677         19,802
                                                      ------------
                                                           498,526
                                                      ------------
                                                           606,326
                                                      ------------
FINANCE--4.6%
BANKING & CREDIT--1.8%
American Express Co.......................    1,600         90,400
Bangkok Bank Public Co., Ltd..............      700          6,769
Bank of Tokyo - Mitsubishi, Ltd...........    1,000         18,565
Beneficial Corp...........................      250         15,844
BG Bank A/S...............................      300         14,056
Compagnie de Suez S.A.*...................      200          8,504
Dao Heng Bank Group Ltd...................    3,000         14,390
Deutsche Bank AG..........................      700         32,707
First Union Corp..........................    1,300         96,200
MBNA Corp.................................    1,900         78,850
Sakura Bank Ltd...........................    2,000         14,299
Sparbanken Sverige AB A Shares ...........      500          8,578
                                                      ------------
                                                           399,162
                                                      ------------
BROKERAGE & MONEY
   MANAGEMENT--0.5%
Merrill Lynch & Co., Inc..................      800         65,200
Nomura Securities Co., Ltd................    2,000         30,049
                                                      ------------
                                                            95,249
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
INSURANCE--1.6%
General Accident Plc......................    2,000   $     26,178
Internationale Nederlanden Groep N.V.*....    1,062         38,260
Istituto Nazionale delle Assicurazioni....   16,000         20,841
ITT Hartford Group, Inc...................      100          6,750
MGIC Investment Corp......................      300         22,800
Penncorp Financial Group, Inc.............    1,100         39,600
PMI Group, Inc............................      100          5,538
TIG Holdings, Inc.........................    1,000         33,875
Tokio Marine and Fire Co., Ltd.*..........    2,000         18,824
Travelers Group, Inc......................    2,700        122,512
United Assurance Group Plc*...............    1,300         10,690
   Scrip*.................................    3,900              0
Zurich Versicherungsgesellschaft..........       30          8,338
                                                      ------------
                                                           354,206
                                                      ------------
REAL ESTATE--0.1%
Daito Trust Construction..................    2,400         26,733
                                                      ------------
OTHER--0.6%
Associates First Capital Corp.*...........    1,000         44,125
Dean Witter, Discover & Co................    1,300         86,125
                                                      ------------
                                                           130,250
                                                      ------------
                                                         1,005,600
                                                      ------------
HEALTH CARE--3.7%
BIOTECHNOLOGY--0.3%
Centocor, Inc.*...........................    1,643         58,840
                                                      ------------
DRUGS--2.2%
Amgen, Inc.*..............................      800         43,550
Biogen, Inc.*.............................    1,501         57,976
GelTex Pharmaceuticals, Inc.*.............      200          4,800
Merck & Co., Inc..........................    1,100         87,175
Novartis AG *.............................       21         24,432
Orion-Yhtymne OY Cl.B.....................      200          7,696
Pfizer, Inc...............................    1,000         82,875
Smithkline Beecham Plc....................    2,330         48,501
Taisho Pharmaceutical Co..................    1,000         23,573
UniChem Plc...............................    5,000         21,029
Warner-Lambert Co.........................      400         30,000
Yamanouchi Pharmaceutical.................    2,000         41,102
                                                      ------------
                                                           472,709
                                                      ------------
MEDICAL PRODUCTS--0.3%
Fresenius Medical Care AG*................      250         21,396
Medtronic, Inc............................      760         51,680
                                                      ------------
                                                            73,076
                                                      ------------

MEDICAL SERVICES--0.9%
Columbia/HCA Healthcare Corp..............    2,000   $     81,500
Oxford Health Plans, Inc.*................      900         52,706
Pacificare Health Systems, Inc.*..........      300         25,538
Steris Corp.*.............................      868         37,812
                                                      ------------
                                                           197,556
                                                      ------------
                                                           802,181
                                                      ------------
MULTI INDUSTRY--0.6%
Berjaya Sports Toto Bhd...................    2,000          9,978
BTR Plc...................................    3,598         17,568
Compagnie Generale des Eaux...............      203         25,157
Swire Pacific Ltd. Cl.A...................    1,000          9,535
U.S. Industries, Inc.*....................    1,700         58,438
                                                      ------------
                                                           120,676
                                                      ------------
TECHNOLOGY--5.6%
AEROSPACE & DEFENSE--0.3%
Boeing Co.................................      400         42,550
United Technologies Corp..................      400         26,400
                                                      ------------
                                                            68,950
                                                      ------------
COMMUNICATIONS
   EQUIPMENT--0.3%
Nokia Corp. (ADR).........................      400         23,050
Scientific-Atlanta, Inc...................    1,500         22,500
Vanguard Cellular Systems, Inc.*..........    1,000         15,625
                                                      ------------
                                                            61,175
                                                      ------------
COMPUTER HARDWARE--0.2%
Compaq Computer Corp.*....................      600         44,550
                                                      ------------
COMPUTER PERIPHERALS--0.1%
Seagate Technology, Inc.*.................      700         27,650
                                                      ------------
COMPUTER SOFTWARE &
   SERVICES--1.8%
Ceridian Corp.*...........................    1,000         40,500
Electronic Data Systems Corp. ............      550         23,787
First Data Corp...........................    1,000         36,500
Informix Corp.*...........................    3,400         69,487
Intergraph Corp.*.........................    1,500         15,563
Microsoft Corp.*..........................      600         49,612
Netscape Communications Corp.*............      600         34,125
Oracle Corp.*.............................    1,712         71,369
Sterling Commerce, Inc.*..................      477         16,814
Sterling Software, Inc.*..................      300          9,488
Storage Technology Corp.*.................      200          9,525
The Learning Co., Inc.*...................      500          7,188
                                                      ------------
                                                           383,958
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
NETWORK SOFTWARE--1.1%
3Com Corp.*...............................    1,600   $    117,300
Cisco Systems, Inc.*......................    1,900        121,006
                                                      ------------
                                                           238,306
                                                      ------------
OFFICE EQUIPMENT &
   SERVICES--0.2%
Canon, Inc................................    2,000         44,210
                                                      ------------
SEMI-CONDUCTORS &
   RELATED--0.8%
Altera Corp.*.............................    1,050         76,322
Intel Corp................................      500         65,469
National Semiconductor Corp.*.............      500         12,187
Teradyne, Inc.*...........................      500         12,188
Texas Instruments, Inc....................      100          6,375
                                                      ------------
                                                           172,541
                                                      ------------
TELECOMMUNICATIONS--0.8%
Asia Satellite Telecom Ltd.*..............    8,000         18,566
British Telecommunications Plc............    3,000         20,302
Deutsche Telekom AG*......................    1,000         20,375
Frontier Corp.............................      600         13,575
Korea Mobile Telecommunications
   Corp. (ADR) (a)........................    2,575         33,153
MFS Communications, Inc.*.................      400         21,750
Telecom Corp. of New Zealand Ltd..........    3,000         15,313
Telephone and Data Systems, Inc...........      700         25,375
WorldCom, Inc.* (a).......................      400         10,425
                                                      ------------
                                                           178,834
                                                      ------------
                                                         1,220,174
                                                      ------------
TRANSPORTATION--0.5%
RAILROADS--0.5%
Burlington Northern Santa Fe..............      400         34,550
Canadian Pacific, Ltd.....................    2,700         71,550
                                                      ------------
                                                           106,100
                                                      ------------
TRUCKING--0.0%
Nippon Express Co., Ltd...................    2,000         13,712
                                                      ------------
                                                           119,812
                                                      ------------
UTILITIES--0.5%
ELECTRIC & GAS--0.5%
CINergy Corp..............................      500         16,688
FPL Group, Inc............................      800         36,800
Hong Kong and China Gas Co., Ltd.
   warrants, expiring 9/30/97 *...........      500            278

                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
Tokyo Electric Power Co...................    1,000   $     21,932
Veba AG...................................      400         23,135
                                                      ------------
                                                            98,833
                                                      ------------
Total Common Stocks and
   Other Investments
   (cost $5,798,773)......................               6,450,933
                                                      ------------
CORPORATE BONDS--11.5%
Bear Stearns Cos., Inc.
   6.75%, 5/01/01......................... $    200        200,474
Chase Manhattan Corp.
   6.25%, 1/15/06.........................      200        189,418
Deutsche Bank Financial, Inc.
   6.70%, 12/13/06........................      350        343,525
John Hancock Mutual Life
   Insurance Co.
   7.375%, 2/15/24 (a)....................      300        289,161
RAS Laffan Liquefied Natural Gas
   8.294%, 9/15/14 (a)....................      350        357,000
St. George Bank Ltd.
   7.15%, 10/15/05 (a)....................      425        424,328
Time Warner, Inc.
   9.15%, 2/01/23.........................      315        341,457
Zions Institutional Capital Trust A
   8.536%, 12/15/26 (a)...................      350        360,626
                                                      ------------
Total Corporate Bonds
   (cost $2,475,064)......................               2,505,989
                                                      ------------
U.S. GOVERNMENT
   OBLIGATIONS--38.2%
Federal Home Loan Bank
   7.00%, 9/01/11.........................      483        483,142
Federal National Mortgage Association
   6.00%, 4/01/11.........................      483        464,685
   6.50%, 6/01/11.........................      338        332,198
   7.00%, 5/01/26.........................      608        594,550
U.S. Treasury Bond
   6.50%, 11/15/26........................      190        186,468
U.S. Treasury Notes
   5.75%, 10/31/00........................    1,440      1,420,877
   5.75%, 8/15/03.........................      895        868,150
   6.25%, 10/31/01........................      610        610,573
   6.375%, 5/15/99........................    2,795      2,819,009
   6.50%, 8/15/05.........................      145        145,929
   7.75%, 12/31/99........................      355        371,309
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
Total U.S. Government Obligations
   (cost $8,281,724)......................            $  8,296,890
                                                      ------------
YANKEE--1.8%
Province of Quebec
   7.125%, 2/09/24
   (cost $358,282)........................ $    400        383,016
                                                      ------------
SHORT-TERM INVESTMENTS--17.9%
U.S. GOVERNMENT
   OBLIGATIONS--17.9%
Federal Home Loan Mortgage Corp.
   5.70%, 1/02/97
   (amortized cost $3,899,383)............    3,900      3,899,383
                                                      ------------
TOTAL INVESTMENTS--99.1%
   (cost $20,813,226).....................            $ 21,536,211
Other assets less liabilities--0.9%........                192,982
                                                      ------------
NET ASSETS--100.0%.........................           $ 21,729,193
                                                      ============


DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION
AS A PERCENT OF TOTAL INVESTMENTS

Canada....................................        2.1%
Japan.....................................        2.5
New Zealand and Australia.................        0.2
Scandinavia...............................        0.2
Southeast Asia............................        0.4
United Kingdom............................        1.4
United States**...........................       90.9
Other European Countries..................        2.3
                                             --------
                                                100.0%
                                             ========

**    Includes Short-Term Investments of 18.1%.

-------------------------------------------------------------------------------

 *    Non-income producing security.
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1996, the aggregate market value of these securities amounted to $1,481,343 or 6.8% of net assets.
      See Glossary of Terms on page B-43.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON STOCKS AND
   OTHER INVESTMENTS--75.0%
BASIC INDUSTRIES--3.3%
CHEMICALS--2.6%
Akzo Nobel  N.V...........................      400   $     54,677
Bayer AG..................................    1,100         44,892
Cytec Industries, Inc.*...................      800         32,500
Freeport McMoran, Inc.....................    1,500         48,187
Monsanto Co...............................    2,000         77,750
Olin Corp.................................      500         18,813
                                                      ------------
                                                           276,819
                                                      ------------
CONTAINERS--0.4%
Crown Cork & Seal, Inc.
   4.5% conv. pfd.........................      800         43,500
                                                      ------------
METALS & MINING--0.3%
Reynolds Metals Co........................      535         30,161
                                                      ------------
                                                           350,480
                                                      ------------
CAPITAL GOODS--5.7%
ELECTRICAL EQUIPMENT--1.9%
General Electric Co.......................      900         88,988
Hitachi Ltd...............................    6,000         55,954
Matsushita Electrical Industrial Co., Ltd.    2,000         32,640
Sharp Corp................................    1,000         14,247
Sumitomo Electric Industries..............    1,000         13,988
                                                      ------------
                                                           205,817
                                                      ------------
ENGINEERING &
   CONSTRUCTION--1.0%
American Standard Cos., Inc.*.............    1,600         61,200
Bouygues..................................        8            829
Martin Marietta Materials, Inc............      500         11,625
Matsushita Electric Works.................    1,000          8,609
National House Industrial Co..............    2,000         26,595
Uralita S.A...............................      600          4,691
                                                      ------------
                                                           113,549
                                                      ------------
MACHINERY--1.1%
Allied-Signal, Inc........................    1,200         80,400
Coltec Industries, Inc.*..................    2,000         37,750
                                                      ------------
                                                           118,150
                                                      ------------
POLLUTION CONTROL--1.7%
Republic Industries, Inc.*................      850         26,509
USA Waste Services, Inc.*.................    1,700         54,188
WMX Technologies, Inc.....................    3,000         97,875
                                                      ------------
                                                           178,572
                                                      ------------
                                                           616,088
                                                      ------------
CONSUMER
   MANUFACTURING--1.2%
AUTO & RELATED--0.7%
Bajaj Auto Ltd. (GDR)* (a)................      300   $      9,975
Magneti Marelli S.p.A. ...................    9,700         12,053
Toyota Corp...............................    2,000         57,508
                                                      ------------
                                                            79,536
                                                      ------------
OTHER--0.5%
Fuji Photo Film...........................    1,000         32,985
Shimano, Inc..............................    1,000         17,011
                                                      ------------
                                                            49,996
                                                      ------------
                                                           129,532
                                                      ------------
CONSUMER SERVICES--10.0%
AIRLINES--1.0%
Delta Air Lines, Inc......................      700         49,612
Deutsche Lufthansa AG.....................    1,800         24,565
Northwest Airlines Corp. Cl.A*............      700         27,388
                                                      ------------
                                                           101,565
                                                      ------------
APPAREL--0.2%
Cone Mills Corp.*.........................    3,000         23,625
                                                      ------------
BROADCASTING &
   CABLE--1.7%
Cablevision Systems Corp. Cl.A*...........    1,250         38,281
Indonesian Satellite Corp. (ADR) .........    1,000         27,375
Liberty Media Group Cl.A*.................      200          5,713
Reuters Holdings Plc......................    3,000         38,573
Societe Television Francaise..............      300         28,679
TCI Group Series A*.......................    1,000         13,062
Viacom, Inc. Cl.B*........................    1,014         35,363
                                                      ------------
                                                           187,046
                                                      ------------
ENTERTAINMENT &
   LEISURE--1.9%
Carnival Corp. Cl.A.......................      100          3,300
ITT Corp.*................................    1,100         47,712
Resorts World Bhd.........................    6,000         27,321
Time Warner, Inc..........................    1,500         56,250
Walt Disney Co............................      966         67,258
                                                      ------------
                                                           201,841
                                                      ------------
PRINTING & PUBLISHING--0.4%
New York Times Co. Cl.A...................    1,000         38,000
                                                      ------------
RESTAURANTS &
   LODGING--1.1%
Brinker International, Inc.*..............    2,000         32,000
Host Marriott Corp.*......................    3,700         59,200

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
La Quinta Inns, Inc.......................    1,600   $     30,600
                                                      ------------
                                                           121,800
                                                      ------------
RETAILING--3.7%
AutoZone, Inc.*...........................    3,100         85,250
CompUSA, Inc.*............................    2,800         57,750
Dayton Hudson Corp........................      900         35,325
Federated Department Stores, Inc.*........      900         30,713
Fingerhut Cos., Inc.......................    3,000         36,750
Hornbach Holding AG pfd...................      550         39,316
PT Ramayana Lestari Sentosa*..............      500          1,080
Reebok International Ltd..................    1,670         70,140
Sears Plc.................................   14,600         23,512
Woolworths Ltd............................    8,000         19,267
                                                      ------------
                                                           399,103
                                                      ------------
                                                         1,072,980
                                                      ------------
CONSUMER STAPLES--7.4%
BEVERAGES--0.8%
Cadbury Schweppes Plc.....................    3,000         25,338
Grand Metropolitan Plc....................    3,500         27,463
Kirin Brewery Co., Ltd....................    3,000         29,531
                                                      ------------
                                                            82,332
                                                      ------------
COSMETICS--1.3%
Colgate-Palmolive Co......................      560         51,660
Gillette Co...............................      645         50,149
Shiseido Co., Ltd.........................    3,000         34,712
                                                      ------------
                                                           136,521
                                                      ------------
FOOD--2.3%
Campbell Soup Co..........................      790         63,398
Coca-Cola Co..............................    1,200         63,150
Ezaki Glico Co............................    4,000         34,539
Nabisco Holdings Corp. Cl.A...............    1,045         40,624
Nestle S.A................................       40         42,944
                                                      ------------
                                                           244,655
                                                      ------------
HOUSEHOLD PRODUCTS--0.8%
Sunbeam Corp..............................    3,500         90,125
                                                      ------------
RETAIL - FOOD--0.3%
Tesco Plc.................................    5,600         33,962
                                                      ------------
TOBACCO--1.9%
B.A.T. Industries Plc.....................    3,200         26,534
Loews Corp................................      500         47,125
Philip Morris Cos., Inc...................    1,050        118,256
PT Hanjaya Mandala Sampoerna .............    3,000         16,004
                                                      ------------
                                                           207,919
                                                      ------------
                                                           795,514
                                                      ------------
ENERGY--8.4%
DOMESTIC INTEGRATED--0.8%
Exxon Corp................................      900   $     88,200
                                                      ------------
INTERNATIONAL--0.1%
Tatneft (ADR)* (a)........................      100          4,600
                                                      ------------
OIL & GAS SERVICES--7.5%
Apache Corp...............................    2,500         88,437
Baker Hughes, Inc.........................    4,400        151,800
BJ Services Co.*..........................    2,100        107,100
Halliburton Co............................      700         42,175
Louisiana Land & Exploration Co...........    1,500         80,437
Nabors Industries, Inc.*..................    2,900         55,825
Noble Drilling Corp.*.....................    3,000         59,625
Schlumberger Ltd..........................      800         79,900
Total S.A. Cl.B...........................      508         41,318
Transocean Offshore, Inc..................    1,350         84,544
Union Pacific Resources Group, Inc........      508         14,859
                                                      ------------
                                                           806,020
                                                      ------------
                                                           898,820
                                                      ------------
FINANCE--11.7%
BANKING & CREDIT--4.0%
American Express Co.......................    2,000        113,000
Bangkok Bank Public Co., Ltd..............    1,000          9,670
Bank of Tokyo - Mitsubishi, Ltd...........    1,000         18,565
BG Bank A/S...............................      300         14,056
Compagnie de Suez S.A.*...................      400         17,007
Dao Heng Bank Group Ltd...................    3,000         14,390
Deutsche Bank AG..........................      300         14,017
First Union Corp..........................    1,300         96,200
MBNA Corp.................................    1,800         74,700
Overseas Chinese Bank.....................    1,100         13,678
Sakura Bank Ltd...........................    3,000         21,449
Sparbanken Sverige AB A Shares............    1,000         17,156
                                                      ------------
                                                           423,888
                                                      ------------
BROKERAGE & MONEY
   MANAGEMENT--0.9%
Merrill Lynch & Co., Inc..................      700         57,050
Nomura Securities Co., Ltd................    3,000         45,074
                                                      ------------
                                                           102,124
                                                      ------------
INSURANCE--4.9%
General Accident Plc......................    2,000         26,178
Internationale Nederlanden Groep N.V.*....    1,510         54,400
Istituto Nazionale delle Assicurazioni....   14,000         18,236

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
Life Re Corp..............................    1,500   $     57,937
MGIC Investment Corp......................      950         72,200
Penncorp Financial Group, Inc.............    1,100         39,600
PMI Group, Inc............................      100          5,538
TIG Holdings, Inc.........................    2,000         67,750
Tokio Marine and Fire Co. Ltd.*...........    3,000         28,236
Travelers Group, Inc......................    2,333        105,860
United Assurance Group Plc*...............    3,000         24,670
   Scrip*.................................    9,000              0
Zurich Versicherungsgesellschaft..........       80         22,234
                                                      ------------
                                                           522,839
                                                      ------------
REAL ESTATE--0.5%
Beneficial Corp...........................      500         31,688
Daito Trust Construction..................    2,400         26,733
                                                      ------------
                                                            58,421
                                                      ------------
OTHER--1.4%
Associates First Capital Corp.*...........    1,500         66,187
Dean Witter, Discover & Co................    1,200         79,500
                                                      ------------
                                                           145,687
                                                      ------------
                                                         1,252,959
                                                      ------------
HEALTH CARE--7.7%
BIOTECHNOLOGY--0.4%
Centocor, Inc.*...........................    1,330         47,631
                                                      ------------
DRUGS--5.1%
Amgen, Inc.*..............................      690         37,562
Biogen, Inc.*.............................    1,980         76,477
GelTex Pharmaceuticals, Inc.*.............      200          4,800
Merck & Co., Inc. ........................    1,080         85,590
Novartis AG*..............................       21         24,432
Orion-Yhtymne OY Cl.B.....................      500         19,239
Pfizer, Inc...............................      900         74,588
Smithkline Beecham Plc....................    2,019         27,948
Taisho Pharmaceutical Co..................    2,000         47,146
UniChem Plc...............................    1,500          6,309
Warner-Lambert Co.........................    1,300         97,500
Yamanouchi Pharmaceutical.................    2,000         41,102
                                                      ------------
                                                           542,693
                                                      ------------
MEDICAL PRODUCTS--0.7%
Fresenius Medical Care AG*................      250         21,396
Medtronic, Inc............................      750         51,000
                                                      ------------
                                                            72,396
                                                      ------------
MEDICAL SERVICES--1.5%
Columbia/HCA Healthcare Corp..............    1,800         73,350

Oxford Health Plans, Inc.*................      600   $     35,138
Pacificare Health Systems, Inc.*..........      200         17,025
Steris Corp.*.............................      790         34,414
                                                      ------------
                                                           159,927
                                                      ------------
                                                           822,647
                                                      ------------
MULTI INDUSTRY--2.1%
Berjaya Sports Toto Bhd...................    3,000         14,967
BTR Plc...................................    4,346         21,220
Compagnie Generale des Eaux...............      254         31,478
Hutchison Whampoa Ltd.....................    1,000          7,855
Swire Pacific Ltd. Cl.A...................    1,000          9,535
U.S. Industries, Inc.*....................    4,000        137,500
                                                      ------------
                                                           222,555
                                                      ------------
TECHNOLOGY--15.3%
AEROSPACE & DEFENSE--0.8%
Boeing Co.................................      550         58,506
United Technologies Corp..................      400         26,400
                                                      ------------
                                                            84,906
                                                      ------------
COMMUNICATIONS
   EQUIPMENT--1.6%
Nokia Corp. (ADR).........................    1,500         86,437
Scientific-Atlanta, Inc...................    2,600         39,000
Vanguard Cellular Systems, Inc.*..........    3,000         46,875
                                                      ------------
                                                           172,312
                                                      ------------
COMPUTER HARDWARE--0.5%
Compaq Computer Corp.*....................      630         46,778
                                                      ------------
COMPUTER PERIPHERALS--0.6%
Seagate Technology, Inc.*.................    1,700         67,150
                                                      ------------
COMPUTER SOFTWARE &
   SERVICES--4.8%
Ceridian Corp.*...........................    2,500        101,250
Electronic Data Systems Corp. ............      550         23,787
First Data Corp...........................      850         31,025
Informix Corp.*...........................    5,150        105,253
Intergraph Corp.*.........................    2,000         20,750
Microsoft Corp.*..........................      500         41,344
Netscape Communications Corp.*............      600         34,125
Oracle Corp.*.............................    2,062         85,960
Sterling Commerce, Inc.*..................      716         25,239
Sterling Software, Inc.*..................      450         14,231
Storage Technology Corp.*.................      500         23,812
The Learning Co., Inc.*...................      250          3,594
                                                      ------------
                                                           510,370
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
NETWORK SOFTWARE--2.4%
3Com Corp.*...............................    1,475   $    108,136
Cisco Systems, Inc.*......................    2,250        143,297
                                                      ------------
                                                           251,433
                                                      ------------
OFFICE EQUIPMENT &
   SERVICES--0.6%
Canon, Inc................................    3,000         66,316
                                                      ------------
SEMI-CONDUCTORS &
   RELATED--1.6%
Altera Corp.*.............................    1,000         72,687
Intel Corp................................      400         52,375
National Semiconductor Corp.*.............    1,000         24,375
Teradyne, Inc.*...........................      500         12,188
Texas Instruments, Inc....................      200         12,750
                                                      ------------
                                                           174,375
                                                      ------------
TELECOMMUNICATIONS--2.4%
Asia Satellite Telecom Ltd.*..............    6,000         13,925
British Telecommunications Plc............    3,600         24,362
Deutsche Telekom AG*......................    2,000         40,750
DSC Communications Corp.*.................    1,500         26,906
Frontier Corp.............................    1,200         27,150
Korea Mobile Telecommunications
   Corp. (ADR) (a)........................    2,060         26,522
MFS Communications, Inc.*.................    1,000         54,375
Telecom Corp. of New Zealand Ltd..........    3,000         15,313
WorldCom, Inc.* (a).......................    1,200         31,275
                                                      ------------
                                                           260,578
                                                      ------------
                                                         1,634,218
                                                      ------------
TRANSPORTATION--1.3%
RAILROADS--1.1%
Burlington Northern Santa Fe..............      400         34,550
Canadian Pacific Ltd......................    2,000         53,000
Union Pacific Corp........................      600         36,075
                                                      ------------
                                                           123,625
                                                      ------------
TRUCKING--0.2%
Nippon Express Co., Ltd...................    3,000         20,568
                                                      ------------
                                                           144,193
                                                      ------------
UTILITIES--0.9%
ELECTRIC & GAS--0.9%
CINergy Corp..............................      300         10,013
FPL Group, Inc............................      600         27,600

Hong Kong & China Gas Co., Ltd.
   warrants, expiring 9/30/97 *...........      600   $        334
Tokyo Electric Power Co...................    1,000         21,932
Veba AG...................................      600         34,702
                                                      ------------
                                                            94,581
                                                      ------------
Total Common Stocks and
   Other Investments
   (cost $7,313,939)......................               8,034,567
                                                      ------------
CORPORATE BONDS--6.3%
Alaska Steel Corp.
   9.125%, 12/15/06 (a)................... $     50         51,500
Auburn Hills Trust
   12.00%, 5/01/20 .......................       50         75,797
Calenergy, Inc.
   9.50%, 9/15/06.........................       35         36,138
Chase Manhattan Corp.
   6.25%, 1/15/06.........................      100         94,709
Deutsche Bank Financial, Inc.
   6.70%, 12/13/06........................       75         73,612
RAS Laffan Liquefied Natural Gas
   8.294%, 9/15/14 (a)....................       95         96,900
Reliance Industries Ltd.
   10.50%, 8/06/46 (a)....................       50         51,753
Republic of Poland
   4.00%, 10/27/14 (b)....................       75         63,656
Time Warner, Inc.
   9.15%, 2/01/23.........................       60         65,039
USX Corp.
   9.125%, 1/15/13........................       60         68,496
                                                      ------------
Total Corporate Bonds
   (cost $667,479)........................                 677,600
                                                      ------------
U.S. GOVERNMENT
   OBLIGATIONS--13.5%
Federal Home Loan Bank
   7.00%, 9/01/11.........................       82         82,134
Federal National Mortgage Association
   6.00%, 4/01/11.........................       97         92,937
   6.50%, 12/01/10........................       65         63,800
   7.00%, 12/01/11........................       50         49,936
   7.00%, 5/01/26.........................       83         80,859

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
U.S. Treasury Notes
   5.75%, 8/15/03......................... $    445   $    431,650
   6.25%, 10/31/01........................       15         15,014
   6.375%, 5/15/99........................      625        630,369
                                                      ------------
Total U.S. Government Obligations
   (cost $1,436,392)......................               1,446,699
                                                      ------------
SHORT-TERM INVESTMENTS--4.7%
U.S. GOVERNMENT
   OBLIGATIONS--4.7%
Federal Home Loan Mortgage Corp.
   5.70%, 1/02/97
   (amortized cost $499,921)..............      500        499,921
                                                      ------------
TOTAL INVESTMENTS--99.5%
   (cost $9,917,731)......................            $ 10,658,787
Other assets less liabilities--0.5%........                 50,549
                                                      ------------

NET ASSETS--100.0%.........................           $ 10,709,336
                                                      ============

DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION
AS A PERCENT OF TOTAL INVESTMENTS

Canada....................................        0.5%
Japan.....................................        6.5
New Zealand and Australia.................        0.3
Scandinavia...............................        1.3
Southeast Asia............................        1.6
United Kingdom............................        2.9
United States**...........................       80.6
Other European Countries..................        6.3
                                             --------
                                                100.0%
                                             ========

**    Includes Short-Term Investments of 4.7%.

-------------------------------------------------------------------------------

 *    Non-income producing security.
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1996, the aggregate market value of these securities amounted to $272,525 or 2.5% of net assets.
(b) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1996.
      See Glossary of Terms on page B-43.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON STOCKS--70.8%
BUSINESS SERVICES--1.0%
Abacus Direct Corp.*......................      400   $      7,550
CUC International, Inc.*..................    9,500        225,625
Ingram Micro, Inc. Cl.A*..................    2,400         55,200
                                                      ------------
                                                           288,375
                                                      ------------
COMMUNICATIONS
   EQUIPMENT--7.3%
DSP Communications, Inc.*.................   13,200        254,925
Ericsson (L.M.) Telephone Co. (ADR).......   14,700        443,756
Gandalf Technologies, Inc.*...............    2,600          9,019
General Instrument Corp.*.................    5,000        108,125
Glenayre Technologies, Inc.*..............   17,000        366,563
Nokia Corp. (ADR)*........................    6,500        374,562
PairGain Technologies, Inc.*..............    8,000        243,500
Picturetel Corp.*.........................    2,500         64,688
Scientific-Atlanta, Inc.*.................   12,400        186,000
                                                      ------------
                                                         2,051,138
                                                      ------------
COMPUTER HARDWARE--7.4%
Compaq Computer Corp.*....................   12,100        898,425
Dell Computer Corp.*......................   18,925      1,006,573
Sun Microsystems, Inc.*...................    7,000        179,813
                                                      ------------
                                                         2,084,811
                                                      ------------
COMPUTER PERIPHERALS--3.8%
Seagate Technology, Inc.*.................   15,800        624,100
Storm Technology, Inc.*...................      600          2,925
Stormedia, Inc.*..........................    3,900         63,131
Western Digital Corp.*....................    6,700        381,063
                                                      ------------
                                                         1,071,219
                                                      ------------
COMPUTER SOFTWARE &
   SERVICES--21.1%
Affiliated Computer Services, Inc.*.......    6,400        188,000
Applix, Inc.*.............................    6,800        147,475
Computer Sciences Corp.*..................    2,800        229,950
DST Systems, Inc.*........................    4,000        125,500
Electronic Data Systems Corp. ............   11,000        475,750
Farallon Communications, Inc. ............   14,000         88,375
First Data Corp...........................   17,200        627,800
Forte Software, Inc.*.....................    4,600        150,363
Gartner Group, Inc. Cl.A*.................    8,400        327,075
HBO & Co..................................    4,500        267,187
I2 Technologies, Inc.*....................    2,000         77,250
Informix Corp.*...........................   22,400        457,800

Integrated Systems, Inc. Cl.A*............    5,400   $    139,050
Macromedia, Inc.*.........................    5,000         90,625
Maxis, Inc.*..............................      200          2,425
Microsoft Corp.*..........................    3,000        248,063
Netscape Communications Corp.*............    9,500        540,312
Object Design, Inc.*......................    3,900         45,094
Oracle Corp.*.............................   20,950        873,353
Pegasystems, Inc.*........................    3,000         90,375
Puma Technology, Inc.*....................    1,000         17,000
Rational Software Corp.*..................   11,000        435,187
Renaissance Solutions, Inc.*..............    5,200        235,950
Software 2000, Inc.*......................    7,000         57,313
Spectrum Holobyte, Inc.*..................      800          6,050
                                                      ------------
                                                         5,943,322
                                                      ------------
NETWORK SOFTWARE--13.5%
3Com Corp.*...............................   13,400        982,387
Ascend Communications, Inc.*..............    8,400        521,850
Cabletron Systems, Inc.*..................   11,400        379,050
Cascade Communications Corp.*.............    6,900        381,225
Cisco Systems, Inc.*......................   16,800      1,069,950
Fore Systems, Inc.*.......................   10,500        345,844
Shiva Corp.*..............................    3,000        104,250
                                                      ------------
                                                         3,784,556
                                                      ------------
SEMI-CONDUCTORS &
   RELATED--11.9%
Altera Corp.*.............................    7,000        508,812
Applied Materials, Inc.*..................    9,200        330,625
Atmel Corp.*..............................   15,000        498,750
Intel Corp. ..............................    6,680        874,662
Lam Research Corp.*.......................    7,000        196,875
LSI Logic Corp.*..........................    8,700        232,725
Microchip Technology, Inc.*...............    8,700        442,613
Teradyne, Inc.*...........................   10,400        253,500
                                                      ------------
                                                         3,338,562
                                                      ------------
TELECOMMUNICATIONS--0.8%
MFS Communications, Inc.*.................    4,000        217,500
                                                      ------------
OTHER--4.0%
Sanmina Corp.*............................   11,200        632,800
Solectron Corp.*..........................    9,000        480,375
                                                      ------------
                                                         1,113,175
                                                      ------------
Total Common Stocks
   (cost $17,832,864).....................              19,892,658
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
SHORT-TERM INVESTMENTS--28.1%
COMMERCIAL PAPER--15.3%
American Express Credit Corp.
   5.75%, 1/06/97......................... $  1,300   $  1,298,962
Ford Motor Credit Corp.
   6.00%, 1/07/97.........................    1,215      1,213,785
Merrill Lynch & Co., Inc.
   5.65%, 1/10/97.........................      775        773,905
Prudential Funding
   5.60%, 1/08/97  .......................    1,000        998,911
                                                      ------------
                                                         4,285,563
                                                      ------------
U.S. GOVERNMENT
   OBLIGATIONS--12.8%
Federal Home Loan Bank
   5.42%, 1/16/97.........................    1,600      1,596,387
Federal National Mortgage Association
   5.50%, 1/08/97.........................    2,000      1,997,861
                                                      ------------
                                                         3,594,248
                                                      ------------
Total Short-Term Investments
   (amortized cost $7,879,811)............               7,879,811
                                                      ------------

TOTAL INVESTMENTS--98.9%
   (cost $25,712,675).....................            $ 27,772,469
Other assets less liabilities--1.1%........                310,962
                                                      ------------
NET ASSETS--100.0%.........................           $ 28,083,431
                                                      ============

-------------------------------------------------------------------------------
*     Non-income producing security.
      See Glossary of Terms on page B-43.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON STOCKS AND
   OTHER INVESTMENTS--82.6%
BASIC INDUSTRIES--9.3%
CHEMICALS--3.7%
Crompton & Knowles Corp...................    6,500   $    125,125
Cytec Industries, Inc.*...................    3,200        130,000
International Specialty Products, Inc.....    6,000         73,500
                                                      ------------
                                                           328,625
                                                      ------------
METALS & MINING--4.8%
AK Steel Holding Corp. ...................    2,700        106,988
Century Aluminum Co. .....................    6,200        106,175
Steel Dynamics, Inc.*.....................    6,200        117,412
Titanium Metals Corp.*....................    2,500         81,875
Uranium Resources, Inc.*..................    1,200          9,300
                                                      ------------
                                                           421,750
                                                      ------------
PAPER & FOREST
   PRODUCTS--0.8%
Buckeye Cellulose Corp.*..................    2,700         71,887
                                                      ------------
                                                           822,262
                                                      ------------
CAPITAL GOODS--4.2%
ENGINEERING &
   CONSTRUCTION--0.4%
EMCOR Group, Inc.*........................    2,700         35,437
                                                      ------------
POLLUTION CONTROL--2.4%
American Disposal Services, Inc.*.........    2,700         48,938
Culligan Water Technologies, Inc..........    1,600         64,800
United Waste Systems, Inc.*...............    2,900         99,506
                                                      ------------
                                                           213,244
                                                      ------------
OTHER--1.4%
Hexcel Corp.*.............................    7,600        123,500
                                                      ------------
                                                           372,181
                                                      ------------
CONSUMER
   MANUFACTURING--3.7%
AUTO & RELATED--0.4%
Miller Industries, Inc.*..................    1,950         39,000
                                                      ------------
TEXTILE PRODUCTS--3.3%
Mohawk Industries, Inc. ..................    6,600        146,850
Polymer Group, Inc.*......................    5,600         77,700
Unifi, Inc................................    2,100         67,463
                                                      ------------
                                                           292,013
                                                      ------------
                                                           331,013
                                                      ------------
CONSUMER SERVICES--23.3%
ADVERTISING--3.7%
HA-LO Industries, Inc.*...................    3,375   $     93,024
Outdoor Systems, Inc.*....................    2,550         72,356
TeleSpectrum Worldwide, Inc.*.............   10,300        162,225
                                                      ------------
                                                           327,605
                                                      ------------
AIRLINES--3.1%
Alaska Air Group, Inc.*...................    3,500         73,500
America West Airlines, Inc.*..............    6,000         95,250
Continental Airlines, Inc.*...............    3,700        104,525
                                                      ------------
                                                           273,275
                                                      ------------
APPAREL--2.5%
Jones Apparel Group, Inc.*................    2,100         78,487
Timberland Co.*...........................    1,200         45,600
Tommy Hilfiger Corp.*.....................    2,000         96,000
                                                      ------------
                                                           220,087
                                                      ------------
BROADCASTING &
   CABLE--2.0%
Evergreen Media Corp.*....................    4,900        121,887
ICG Communications, Inc.*.................    3,300         58,163
                                                      ------------
                                                           180,050
                                                      ------------
RESTAURANTS &
   LODGING--4.2%
Extended Stay America, Inc.*..............    2,800         56,350
Interstate Hotels Co.*....................    5,350        151,137
Studio Plus Hotels, Inc.*.................    5,900         93,663
Suburban Lodges of America, Inc.*.........    4,400         69,025
                                                      ------------
                                                           370,175
                                                      ------------
RETAILING--6.8%
Industrie Natuzzi S.p.A. (ADR)*...........    4,400        101,200
Marker International*.....................    1,600          8,900
Nine West Group, Inc.*....................    5,000        231,875
Team Rental Group, Inc.*..................   11,400        185,250
Ugly Duckling Corp.*......................    4,000         77,500
                                                      ------------
                                                           604,725
                                                      ------------
MISCELLANEOUS--1.0%
Superior Services, Inc.*..................    4,300         87,075
                                                      ------------
                                                         2,062,992
                                                      ------------
ENERGY--9.1%
OIL & GAS SERVICES--7.4%
Costilla Energy, Inc......................    7,200         96,750
KCS Energy, Inc...........................    1,800         64,350
Parker Drilling Co........................   15,700        151,113

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
Rowan Cos., Inc.*.........................    7,700   $    174,212
Ultramar Diamond Shamrock Corp............    5,354        169,320
                                                      ------------
                                                           655,745
                                                      ------------
PIPELINES--1.7%
Valero Energy Corp........................    5,300        151,713
                                                      ------------
                                                           807,458
                                                      ------------
FINANCE--4.6%
BANKING & CREDIT--2.2%
Aames Financial Corp......................    2,300         82,513
Oxford Resources Corp.*...................    3,500        107,406
                                                      ------------
                                                           189,919
                                                      ------------
INSURANCE--0.4%
ReliaStar Financial Corp..................      600         34,650
                                                      ------------
REAL ESTATE--1.0%
Taubman Centers, Inc......................    7,000         90,125
                                                      ------------
OTHER--1.0%
International Alliance Services,
   Inc.*..................................      400          4,800
International Alliance Services,
   Inc.*+.................................    9,700         87,300
                                                      ------------
                                                            92,100
                                                      ------------
                                                           406,794
                                                      ------------
HEALTH CARE--5.0%
BIOTECHNOLOGY--1.3%
Centocor, Inc.*...........................    3,200        114,600
                                                      ------------
DRUGS--2.1%
Algos Pharmaceutical Corp.*...............      200          2,237
GelTex Pharmaceuticals, Inc.*.............    5,600        134,400
MedImmune, Inc.*..........................    2,700         46,575
                                                      ------------
                                                           183,212
                                                      ------------
MEDICAL SERVICES--1.6%
National Surgery Centers, Inc.*...........    3,700        139,675
                                                      ------------
                                                           437,487
                                                      ------------
TECHNOLOGY--19.9%
COMMUNICATIONS
   EQUIPMENT--2.8%
DSP Communications, Inc.*.................    3,150         60,834
Millicom International Cellular, S.A.*....    2,900         92,981
Premisys Communications, Inc.*............    1,400         47,250

TCSI Corp.*...............................      700   $      4,419
Westell Technologies, Inc. Cl.A*..........    1,800         40,950
                                                      ------------
                                                           246,434
                                                      ------------
COMPUTER PERIPHERALS--3.5%
HMT Technology Corp.*.....................    4,900         74,113
Lexmark International Group, Inc.*........    2,200         60,775
Read-Rite Corp.*..........................    3,800         95,475
Xircom, Inc.*.............................    3,400         74,375
                                                      ------------
                                                           304,738
                                                      ------------
COMPUTER SOFTWARE &
   SERVICES--5.5%
Applix, Inc.*.............................    2,700         58,556
Comverse Technology, Inc.*................    3,100        117,219
Credit Management Solutions, Inc.*........    3,200         45,200
DST Systems, Inc.*........................    1,200         37,650
Exabyte Corp.*............................    4,000         53,750
Infinity Financial Technology, Inc.*......      900         15,300
Structural Dynamics Research Corp.*.......    3,500         69,344
Systemsoft Corp.*.........................    2,200         32,450
Uniphase Corp.*...........................    1,100         57,887
                                                      ------------
                                                           487,356
                                                      ------------
ELECTRONICS--4.0%
BMC Industries, Inc.......................    2,100         66,150
Cable Design Technologies Corp.*..........    2,100         64,969
Harman International Industries, Inc......    2,800        155,750
Kent Electronics Corp.*...................    2,600         66,950
                                                      ------------
                                                           353,819
                                                      ------------
NETWORK SOFTWARE--1.3%
IDT Corp.*................................    4,000         44,250
Network General Corp.*....................    2,400         72,450
                                                      ------------
                                                           116,700
                                                      ------------
TELECOMMUNICATIONS--2.8%
Telephone and Data Systems, Inc...........    5,200        188,500
U.S. Cellular Corp.*......................    2,200         61,325
                                                      ------------
                                                           249,825
                                                      ------------
                                                         1,758,872
                                                      ------------
TRANSPORTATION--3.5%
RAILROADS--0.4%
Genesee & Wyoming, Inc. Cl.A*.............      900         30,375
                                                      ------------
SHIPPING--2.2%
OMI Corp.*................................   22,100        193,375
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------
                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
TRUCKING--0.9%
Xtra Corp.................................    1,900   $     82,413
                                                      ------------
                                                           306,163
                                                      ------------
Total Common Stocks and
   Other Investments
   (cost $7,157,081)......................               7,305,222
                                                      ------------
SHORT-TERM INVESTMENTS--13.6%
U.S. GOVERNMENT
   OBLIGATIONS--13.6%
Federal Home Loan Mortgage Corp.
   5.70%, 1/02/97
   (amortized cost $1,199,810)............ $  1,200      1,199,810
                                                      ------------
TOTAL INVESTMENTS--96.2%
   (cost $8,356,891)......................            $  8,505,032
Other assets less liabilities--3.8%.......                 336,785
                                                      ------------
NET ASSETS--100.0%........................            $  8,841,817
                                                      ============

-------------------------------------------------------------------------------
*     Non-income producing security.
+ Illiquid security. The security has been valued at fair value in accordance with the procedures described in Note A. This security was acquired on December 26, 1996 at a cost of $87,300.
      See Notes to Financial Statements.

GLOSSARY OF TERMS

ADR      -  American Depository Receipts
FRN      -  Floating Rate Note
GDR      -  Global Depository Receipts
IDU      -  Interest Due on Unpaid Bond
IRB      -  Industrial Revenue Bond
ORD      -  Ordinary
pfd.     -  Preferred Stock

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                                                      PREMIER          GLOBAL        GROWTH AND       SHORT-TERM
                                                                      GROWTH            BOND           INCOME        MULTI-MARKET
                                                                     PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
ASSETS                                                               ---------        ---------      ----------      ------------
   Investments in securities, at value (cost $78,612,333,
      $17,078,982, $113,632,820 and $6,928,674,
      respectively).............................................. $   96,055,825   $  17,256,550   $  126,364,134   $    6,930,193
   Cash, at value (cost $3,737, $516,443, $61,147
      and $547, respectively)....................................          3,737         516,698           61,147              547
   Receivable for capital stock sold.............................        333,094             -0-          200,930              -0-
   Dividends receivable..........................................        154,586             -0-          307,462              -0-
   Deferred organization expenses................................          2,657             -0-              -0-              -0-
   Interest receivable...........................................            -0-         410,081              -0-          158,906
   Unrealized appreciation of forward exchange
      currency contracts.........................................            -0-          22,695              -0-           56,830
                                                                  --------------   -------------   --------------   --------------
   Total assets..................................................     96,549,899      18,206,024      126,933,673        7,146,476
                                                                  --------------   -------------   --------------   --------------

LIABILITIES
   Investment advisory fee payable...............................         60,698           9,930           65,165            1,778
   Payable for capital stock redeemed............................             19          54,712           64,721           15,350
   Accrued expenses..............................................         54,874          24,292           74,382           17,044
                                                                  --------------   -------------   --------------   --------------
   Total liabilities.............................................        115,591          88,934          204,268           34,172
                                                                  --------------   -------------   --------------   --------------
NET ASSETS....................................................... $   96,434,308   $  18,117,090   $  126,729,405   $    7,112,304
                                                                  ==============   =============   ==============   ==============

COMPOSITION OF NET ASSETS
   Capital stock, at par......................................... $        6,144   $       1,543   $        7,727   $          663
   Additional paid-in capital....................................     79,608,642      16,799,530      103,571,697        7,805,104
   Undistributed net investment income...........................        323,427         920,567        1,269,248          346,901
   Accumulated net realized gain (loss) on investments,
      options and foreign currency transactions..................       (947,397)        199,223        9,149,428       (1,097,934)
   Net unrealized appreciation of investments and
      foreign currency denominated assets and liabilities........     17,443,492         196,227       12,731,305           57,570
                                                                  --------------   -------------   --------------   --------------
                                                                  $   96,434,308   $  18,117,090   $  126,729,405   $    7,112,304
                                                                  ==============   =============   ==============   ==============

   Shares of capital stock outstanding...........................      6,143,896       1,542,961        7,727,283          662,827
                                                                  ==============   =============   ==============   ==============
   Net asset value per share.....................................      $   15.70        $  11.74        $   16.40        $   10.73
                                                                       =========        ========        =========        =========

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                                                U.S. GOVERNMENT/
                                                                   HIGH GRADE          TOTAL                            MONEY
                                                                   SECURITIES         RETURN       INTERNATIONAL       MARKET
                                                                    PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                 --------------   -------------    -------------   --------------
ASSETS
   Investments in securities, at value (cost $28,701,259,
      $23,976,844, $42,799,658 and $64,186,996,
      respectively)............................................  $   28,791,704   $  25,731,347    $  44,224,641   $   64,186,996
   Cash, at value (cost $185, $587, $153,392
      and $253,962, respectively)..............................             185             587          152,129          253,962
   Interest receivable.........................................         386,158         157,364              549              -0-
   Unrealized appreciation of forward exchange
      currency contracts.......................................          12,334             -0-              -0-              -0-
   Deferred organization expenses..............................           3,464           4,826            4,941            4,969
   Receivable for capital stock sold...........................           3,007          12,407           15,932          610,012
   Dividends receivable........................................           1,181          36,993           76,124              -0-
   Receivable for investment securities sold...................             -0-          11,145           25,229              -0-
                                                                 --------------   -------------    -------------   --------------
   Total assets................................................      29,198,033      25,954,669       44,499,545       65,055,939
                                                                 --------------   -------------    -------------   --------------

LIABILITIES
   Investment advisory fee payable.............................          14,705          13,462           27,019           26,042
   Payable for capital stock redeemed..........................           5,292          15,084            2,408          196,380
   Payable for investment securities purchased.................             -0-             -0-           65,866              -0-
   Accrued expenses............................................          28,132          50,773           80,156           64,226
                                                                 --------------   -------------    -------------   --------------
   Total liabilities...........................................          48,129          79,319          175,449          286,648
                                                                 --------------   -------------    -------------   --------------
NET ASSETS.....................................................  $   29,149,904   $  25,875,350    $  44,324,096   $   64,769,291
                                                                 ==============   =============    =============   ==============

COMPOSITION OF NET ASSETS
   Capital stock, at par.......................................  $        2,531   $       1,769    $       2,977   $       64,769
   Additional paid-in capital..................................      27,619,078      22,618,278       41,658,294       64,703,819
   Undistributed net investment income.........................       1,370,536         481,043          462,109            1,046
   Accumulated net realized gain (loss) on investments
      and foreign currency transactions........................          54,933       1,019,757          776,481             (343)
   Net unrealized appreciation of investments and
      foreign currency denominated assets and liabilities......         102,826       1,754,503        1,424,235              -0-
                                                                 --------------   -------------    -------------   --------------
                                                                 $   29,149,904   $  25,875,350    $  44,324,096   $   64,769,291
                                                                 ==============   -============    =============   ==============

   Shares of capital stock outstanding.........................       2,531,426       1,768,899        2,976,776       64,769,391
                                                                 ==============   =============    =============   ==============
   Net asset value per share...................................       $   11.52        $  14.63        $   14.89        $    1.00
                                                                      =========        ========        =========        =========

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                                                                         NORTH AMERICAN
                                                                 GLOBAL DOLLAR             GOVERNMENT                 UTILITY
                                                                  GOVERNMENT                 INCOME                   INCOME
                                                                   PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                                --------------           --------------           --------------
ASSETS
   Investments in securities, at value (cost $8,152,185,
      $15,384,697 and $13,527,099, respectively)..........      $    8,543,372           $   16,521,272           $   14,626,322
   Cash, at value (cost $964, $13,242 and $106,107,
      respectively).......................................                 964                   13,223                  106,107
   Receivable for investment securities sold..............             918,435                      -0-                   75,137
   Interest receivable....................................             117,739                  144,517                    6,970
   Deferred organization expenses.........................               7,792                   10,058                    7,196
   Receivable for capital stock sold......................               5,137                   11,729                   13,749
   Unrealized appreciation of forward exchange
      currency contracts..................................                 -0-                   20,647                      -0-
   Dividends receivable...................................                 -0-                      -0-                   51,568
                                                                --------------           --------------           --------------
   Total assets...........................................           9,593,439               16,721,446               14,887,049
                                                                --------------           --------------           --------------

LIABILITIES
   Payable for investment securities purchased............             727,562                      -0-                      -0-
   Investment advisory fee payable........................               1,812                    5,852                    5,648
   Payable for capital stock redeemed.....................                 879                      133                      669
   Accrued expenses.......................................              15,780                   19,811                   23,939
                                                                --------------           --------------           --------------
   Total liabilities......................................             746,033                   25,796                   30,256
                                                                --------------           --------------           --------------
NET ASSETS................................................      $    8,847,406           $   16,695,650           $   14,856,793
                                                                ==============           ==============           ==============

COMPOSITION OF NET ASSETS
   Capital stock, at par..................................      $          618           $        1,349           $        1,170
   Additional paid-in capital.............................           7,231,488               14,461,883               13,513,780
   Undistributed net investment income....................             482,953                1,077,786                  289,028
   Accumulated net realized gain (loss) on investments,
      options and foreign currency transactions...........             741,160                   (2,290)                 (46,408)
   Net unrealized appreciation of investments and
      foreign currency denominated assets and liabilities.             391,187                1,156,922                1,099,223
                                                                --------------           --------------           --------------
                                                                $    8,847,406           $   16,695,650           $   14,856,793
                                                                ==============           ==============           ==============

   Shares of capital stock outstanding....................             617,736                1,349,031                1,170,361
                                                                ==============           ==============           ==============
   Net asset value per share..............................           $   14.32                $   12.38                $   12.69
                                                                     =========                =========                =========


-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
------------------------------------------------------------------------------

                                                                                               WORLDWIDE              CONSERVATIVE
                                                                       GROWTH                PRIVATIZATION              INVESTORS
                                                                      PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                                   --------------           --------------           --------------
ASSETS
   Investments in securities, at value (cost $119,450,096,
      $17,017,779 and $20,813,226, respectively)...............    $  139,667,222           $   18,346,418           $   21,536,211
   Cash, at value (cost $197,953, $387,664 and $18,644,
      respectively)............................................           197,953                  392,376                   18,644
   Receivable for capital stock sold...........................           316,940                   25,787                   59,684
   Dividends receivable........................................           108,708                   48,137                    8,278
   Interest receivable.........................................             7,689                      368                  128,056
   Deferred organization expenses..............................             5,402                    5,446                    5,638
   Receivable for investment securities sold...................               -0-                   13,519                    9,295
   Receivable from investment adviser..........................               -0-                    2,734                      -0-
                                                                   --------------           --------------           --------------
   Total assets................................................       140,303,914               18,834,785               21,765,806
                                                                   --------------           --------------           --------------

LIABILITIES
   Payable for investment securities purchased.................         1,447,797                      -0-                    2,988
   Investment advisory fee payable.............................            85,331                      -0-                    5,151
   Payable for capital stock redeemed..........................             1,055                       73                      400
   Accrued expenses............................................            81,840                   27,899                   28,074
                                                                   --------------           --------------           --------------
   Total liabilities...........................................         1,616,023                   27,972                   36,613
                                                                   --------------           --------------           --------------
NET ASSETS.....................................................    $  138,687,891           $   18,806,813           $   21,729,193
                                                                   ==============           ==============           ==============

COMPOSITION OF NET ASSETS
   Capital stock, at par.......................................    $        7,740           $        1,433           $        1,800
   Additional paid-in capital..................................       111,715,564               16,748,156               20,449,061
   Undistributed net investment income.........................           262,537                  308,447                  607,910
   Accumulated net realized gain (loss) on investments
      and foreign currency transactions........................         6,484,948                  415,378                  (52,673)
   Net unrealized appreciation of investments and
      foreign currency denominated assets and liabilities......        20,217,102                1,333,399                  723,095
                                                                   --------------           --------------           --------------
                                                                   $  138,687,891           $   18,806,813           $   21,729,193
                                                                   ==============           ==============           ==============

   Shares of capital stock outstanding.........................         7,739,999                1,432,879                1,800,117
                                                                   ==============           ==============           ==============
   Net asset value per share...................................         $   17.92                $   13.13                $   12.07
                                                                        =========                =========                =========


-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
------------------------------------------------------------------------------


                                                                     GROWTH
                                                                    INVESTORS               TECHNOLOGY                 QUASAR
                                                                    PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                                 --------------           --------------           --------------
ASSETS
   Investments in securities, at value (cost $9,917,731,
      $25,712,675 and $8,356,891, respectively)...............   $   10,658,787           $   27,772,469           $    8,505,032
   Cash, at value (cost $3,321, $138,541 and $192,214,
      respectively)...........................................            3,321                  138,541                  192,214
   Interest receivable........................................           30,107                      -0-                      -0-
   Receivable for capital stock sold..........................           21,815                  177,379                  162,383
   Receivable for investment securities sold..................           10,320                    7,868                   12,051
   Dividends receivable.......................................            8,473                      459                    1,628
   Deferred organization expenses.............................            5,638                   17,475                   23,983
   Receivable from investment adviser.........................               69                      -0-                    7,830
                                                                 --------------           --------------           --------------
   Total assets...............................................       10,738,530               28,114,191                8,905,121
                                                                 --------------           --------------           --------------

LIABILITIES
   Payable for investment securities purchased................            2,987                      -0-                   48,421
   Payable for capital stock redeemed.........................              641                    1,687                      121
   Investment advisory fee payable............................              -0-                    8,620                      -0-
   Accrued expenses...........................................           25,566                   20,453                   14,762
                                                                 --------------           --------------           --------------
   Total liabilities..........................................           29,194                   30,760                   63,304
                                                                 --------------           --------------           --------------
NET ASSETS....................................................   $   10,709,336           $   28,083,431           $    8,841,817
                                                                 ==============           ==============           ==============

COMPOSITION OF NET ASSETS
   Capital stock, at par......................................   $          840           $        2,543           $          831
   Additional paid-in capital.................................        9,614,233               26,233,295                8,656,353
   Undistributed net investment income........................          177,700                  142,959                   11,162
   Accumulated net realized gain (loss) on investments
      and foreign currency transactions.......................          175,410                 (355,160)                  25,330
   Net unrealized appreciation of investments and
      foreign currency denominated assets and liabilities.....          741,153                2,059,794                  148,141
                                                                 --------------           --------------           --------------
                                                                 $   10,709,336           $   28,083,431           $    8,841,817
                                                                 ==============           ==============           ==============

   Shares of capital stock outstanding........................          840,388                2,543,479                  830,749
                                                                 ==============           ==============           ==============
   Net asset value per share..................................        $   12.74                $   11.04                $   10.64
                                                                      =========                =========                =========

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------

                                                                      PREMIER          GLOBAL        GROWTH AND       SHORT-TERM
                                                                      GROWTH            BOND           INCOME        MULTI-MARKET
                                                                     PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                  --------------   -------------    -------------   --------------
INVESTMENT INCOME
   Dividends (net of foreign tax withheld of $5,630, $-0-,
      $6,610 and $-0-, respectively)...........................   $      799,656   $         -0-    $   1,662,492   $          -0-
   Interest....................................................          117,231       1,004,520          278,686          356,592
                                                                  --------------   -------------    -------------   --------------
   Total investment income.....................................          916,887       1,004,520        1,941,178          356,592
                                                                  --------------   -------------    -------------   --------------

EXPENSES
   Investment advisory fee.....................................          624,414          97,431          506,294           28,116
   Custodian...................................................           61,136          59,597           57,228           58,371
   Audit and legal.............................................           48,619           6,941           64,854            5,972
   Printing....................................................           21,755           1,408           32,031           12,803
   Amortization of organization expenses.......................            5,512           2,136              658              -0-
   Transfer agency.............................................            1,170           1,284            1,242            1,201
   Directors fees..............................................              525           1,396            1,325              575
   Miscellaneous...............................................            5,061           1,685            1,834              -0-
                                                                  --------------   -------------    -------------   --------------
   Total expenses..............................................          768,192         171,878          665,466          107,038
   Less: expense reimbursement.................................         (174,999)        (30,455)          (1,981)         (58,473)
                                                                  --------------   -------------    -------------   --------------
   Net expenses................................................          593,193         141,423          663,485           48,565
                                                                  --------------   -------------    -------------   --------------
   Net investment income.......................................          323,694         863,097        1,277,693          308,027
                                                                  --------------   -------------    -------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investment transactions.........         (442,478)        269,212        9,399,724           12,232
   Net realized gain on foreign currency transactions..........              -0-           7,112              536           36,126
   Net change in unrealized appreciation (depreciation)
      of investments...........................................       14,126,172        (129,817)       8,264,456            4,612
   Net change in unrealized appreciation (depreciation) of
      foreign currency denominated assets and liabilities......              -0-           3,920             (506)         102,656
                                                                  --------------   -------------    -------------   --------------
   Net gain on investments.....................................       13,683,694         150,427       17,664,210          155,626
                                                                  --------------   -------------    -------------   --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.....................   $   14,007,388   $   1,013,524    $  18,941,903   $      463,653
                                                                  ==============   =============    =============   ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------


                                                                U.S. GOVERNMENT/
                                                                   HIGH GRADE          TOTAL                            MONEY
                                                                   SECURITIES         RETURN       INTERNATIONAL       MARKET
                                                                    PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                 --------------   -------------    -------------   --------------
INVESTMENT INCOME
   Interest....................................................  $    1,644,239   $     440,995    $     156,513   $    2,685,518
   Dividends (net of foreign tax withheld of $-0-, $113,
      $91,426 and $-0-, respectively)..........................           4,725         204,786          529,146              -0-
                                                                 --------------   -------------    -------------   --------------
   Total investment income.....................................       1,648,964         645,781          685,659        2,685,518
                                                                 --------------   -------------    -------------   --------------

EXPENSES
   Investment advisory fee.....................................         145,707         108,845          305,459          251,755
   Custodian...................................................          57,707          59,387          234,630           45,667
   Audit and legal.............................................          13,371          10,445           20,222           29,336
   Printing....................................................          10,360           7,657           12,906           13,127
   Amortization of organization expenses.......................           4,886           4,886            5,007            5,007
   Transfer agency.............................................           1,219           1,217            1,282            1,290
   Directors fees..............................................           1,022           1,397              375              375
   Miscellaneous...............................................           2,753           1,994            3,177            3,229
                                                                 --------------   -------------    -------------   --------------
   Total expenses..............................................         237,025         195,828          583,058          349,786
   Less: expense reimbursement.................................         (13,684)        (30,782)        (292,872)          (1,152)
                                                                 --------------   -------------    -------------   --------------
   Net expenses................................................         223,341         165,046          290,186          348,634
                                                                 --------------   -------------    -------------   --------------
   Net investment income.......................................       1,425,623         480,735          395,473        2,336,884
                                                                 --------------   -------------    -------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investment transactions.........          48,507       1,019,837          841,241             (343)
   Net realized gain (loss) on foreign currency transactions...         (53,678)            -0-           65,399              -0-
   Net change in unrealized appreciation (depreciation)
      of investments...........................................        (503,717)      1,338,504          694,273              -0-
   Net change in unrealized appreciation (depreciation)
      of foreign currency denominated assets and liabilities...          25,755             -0-          (10,027)             -0-
                                                                 --------------   -------------    -------------   --------------
   Net gain (loss) on investments..............................        (483,133)      2,358,341        1,590,886             (343)
                                                                 --------------   -------------    -------------   --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.....................  $      942,490   $   2,839,076    $   1,986,359   $    2,336,541
                                                                 ==============   =============    =============   ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------


                                                                                          NORTH AMERICAN
                                                                  GLOBAL DOLLAR             GOVERNMENT                 UTILITY
                                                                   GOVERNMENT                 INCOME                   INCOME
                                                                    PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                                 --------------           --------------           --------------
INVESTMENT INCOME
   Interest....................................................  $      535,472           $    1,350,439           $       68,250
   Dividends (net of foreign tax withheld of $-0-, $-0-
      and $2,608, respectively)................................             -0-                      -0-                  329,669
                                                                 --------------           --------------           --------------
   Total investment income.....................................         535,472                1,350,439                  397,919
                                                                 --------------           --------------           --------------

EXPENSES
   Investment advisory fee.....................................          42,385                   73,221                   83,839
   Custodian...................................................          52,552                   59,618                   57,709
   Printing....................................................           8,699                   13,329                   15,004
   Amortization of organization expenses.......................           3,352                    4,326                    3,067
   Audit and legal.............................................           1,621                    4,725                    6,072
   Transfer agency.............................................           1,281                    1,323                    1,218
   Directors fees..............................................             575                      375                    1,375
   Miscellaneous...............................................             721                    2,055                      320
                                                                 --------------           --------------           --------------
   Total expenses..............................................         111,186                  158,972                  168,604
   Less: expense reimbursement.................................         (57,498)                 (51,957)                 (62,408)
                                                                 --------------           --------------           --------------
   Net expenses................................................          53,688                  107,015                  106,196
                                                                 --------------           --------------           --------------
   Net investment income.......................................         481,784                1,243,424                  291,723
                                                                 --------------           --------------           --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investment transactions.........         745,244                      821                  (29,624)
   Net realized loss on foreign currency transactions..........             -0-                 (166,651)                  (1,398)
   Net change in unrealized appreciation of investments........         126,646                  818,764                  796,030
   Net change in unrealized appreciation of foreign
      currency denominated assets and liabilities..............             -0-                   22,444                      -0-
                                                                 --------------           --------------           --------------
   Net gain on investments.....................................         871,890                  675,378                  765,008
                                                                 --------------           --------------           --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.....................  $    1,353,674           $    1,918,802           $    1,056,731
                                                                 ==============           ==============           ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------


                                                                                             WORLDWIDE              CONSERVATIVE
                                                                     GROWTH                PRIVATIZATION              INVESTORS
                                                                    PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                                 --------------           --------------           --------------
INVESTMENT INCOME
   Dividends (net of foreign tax withheld of $3,860,
      $37,193 and $3,771, respectively)......................... $      843,192           $      280,347           $       63,935
   Interest.....................................................        289,632                   89,157                  695,363
                                                                 --------------           --------------           --------------
   Total investment income......................................      1,132,824                  369,504                  759,298
                                                                 --------------           --------------           --------------

EXPENSES
   Investment advisory fee......................................        664,973                  115,208                  116,656
   Audit and legal..............................................         69,493                    7,199                    9,834
   Custodian....................................................         65,511                   83,679                   81,801
   Printing.....................................................         23,273                    1,872                    2,987
   Amortization of organization expenses........................          2,006                    2,006                    2,006
   Directors fees...............................................          1,400                    1,375                      575
   Transfer agency..............................................            426                    1,328                    1,941
   Miscellaneous................................................          1,685                      831                    1,842
                                                                 --------------           --------------           --------------
   Total expenses...............................................        828,767                  213,498                  217,642
   Less: expense reimbursement..................................         (8,160)                (104,050)                 (69,878)
                                                                 --------------           --------------           --------------
   Net expenses.................................................        820,607                  109,448                  147,764
                                                                 --------------           --------------           --------------
   Net investment income........................................        312,217                  260,056                  611,534
                                                                 --------------           --------------           --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investment transactions..........      6,453,535                  526,159                  (51,567)
   Net realized gain (loss) on foreign currency transactions....            944                  (18,329)                  (4,003)
   Net change in unrealized appreciation of investments.........     16,515,830                1,112,767                  466,136
   Net change in unrealized appreciation (depreciation)
      of foreign currency denominated assets and liabilities....           (153)                   4,812                      110
                                                                 --------------           --------------           --------------
   Net gain on investments......................................     22,970,156                1,625,409                  410,676
                                                                 --------------           --------------           --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS...................... $   23,282,373           $    1,885,465           $    1,022,210
                                                                 ==============           ==============           ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------


                                                                    GROWTH
                                                                   INVESTORS               TECHNOLOGY                 QUASAR
                                                                   PORTFOLIO              PORTFOLIO(A)             PORTFOLIO(B)
                                                                --------------           --------------           --------------
INVESTMENT INCOME
   Interest.................................................    $      183,154           $      252,088           $       19,631
   Dividends (net of foreign tax withheld of $4,626,
      $31 and $-0-, respectively)...........................            78,863                    7,327                    2,906
                                                                --------------           --------------           --------------
   Total investment income..................................           262,017                  259,415                   22,537
                                                                --------------           --------------           --------------

EXPENSES
   Investment advisory fee..................................            66,395                  122,595                   11,973
   Custodian................................................            84,355                   52,187                   34,848
   Printing.................................................             3,936                    2,949                      244
   Audit and legal..........................................             2,895                   13,685                    2,134
   Amortization of organization expenses....................             2,006                    4,025                    2,115
   Transfer agency..........................................             1,366                    1,109                      441
   Directors fees...........................................             1,352                    1,375                      643
   Miscellaneous............................................             1,861                      918                      792
                                                                --------------           --------------           --------------
   Total expenses...........................................           164,166                  198,843                   53,190
   Less: expense reimbursement..............................           (80,065)                 (82,377)                 (41,815)
                                                                --------------           --------------           --------------
   Net expenses.............................................            84,101                  116,466                   11,375
                                                                --------------           --------------           --------------
   Net investment income....................................           177,916                  142,949                   11,162
                                                                --------------           --------------           --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investment transactions......           175,910                 (355,160)                  25,330
   Net realized loss on foreign currency transactions.......              (570)                     -0-                      -0-
   Net change in unrealized appreciation of investments.....           507,571                2,059,794                  148,141
   Net change in unrealized appreciation of foreign
      currency denominated assets and liabilities...........                97                      -0-                      -0-
                                                                --------------           --------------           --------------
   Net gain on investments..................................           683,008                1,704,634                  173,471
                                                                --------------           --------------           --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $      860,924           $    1,847,583           $      184,633
                                                                ==============           ==============           ==============

-------------------------------------------------------------------------------
(a)   Commencement of operations, January 11, 1996.
(b)   Commencement of operations, August 5, 1996.

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                              PREMIER GROWTH PORTFOLIO               GLOBAL BOND PORTFOLIO
                                                         --------------------------------     ------------------------------------
                                                           YEAR ENDED        YEAR ENDED         YEAR ENDED            YEAR ENDED
                                                          DECEMBER 31,      DECEMBER 31,       DECEMBER 31,          DECEMBER 31,
                                                             1996               1995               1996                  1995
                                                         -------------     --------------     --------------        --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income...............................  $     323,694     $      313,463     $      863,097        $      565,830
   Net realized gain (loss) on investment
      transactions.....................................       (442,478)        16,824,672            269,212               445,890
   Net realized gain on foreign currency
      transactions.....................................            -0-                -0-              7,112               466,026
   Net change in unrealized appreciation (depreciation)
      of investments and foreign currency denominated
      assets and liabilities...........................     14,126,172          3,054,025           (125,897)              446,385
                                                         -------------     --------------     --------------        --------------
   Net increase in net assets from operations..........     14,007,388         20,192,160          1,013,524             1,924,131

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................       (316,135)           (97,581)        (1,035,617)              (72,090)
   Net realized gain on investments....................    (17,322,907)          (273,977)          (309,324)                  -0-

CAPITAL STOCK TRANSACTIONS
   Net increase (decrease).............................     70,787,668        (28,211,402)         6,895,530             2,402,867
                                                         -------------     --------------     --------------        --------------
   Total increase (decrease)...........................     67,156,014         (8,390,800)         6,564,113             4,254,908

NET ASSETS
   Beginning of period.................................     29,278,294         37,669,094         11,552,977             7,298,069
                                                         -------------     --------------     --------------        --------------
   End of period (including undistributed net
      investment income of $320,208, $312,649,
      $862,361 and $1,034,881, respectively)...........  $  96,434,308     $   29,278,294     $   18,117,090        $   11,552,977
                                                         =============     ==============     ==============        ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------


                                                            GROWTH AND INCOME PORTFOLIO     SHORT-TERM MULTI-MARKET PORTFOLIO
                                                          -------------------------------   ---------------------------------
                                                            YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                           DECEMBER 31,     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                              1996              1995              1996              1995
                                                          -------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income...............................   $   1,277,693    $    1,133,993    $      308,027    $    1,307,834
   Net realized gain (loss) on investment
      transactions.....................................       9,399,724        11,527,647            12,232          (910,867)
   Net realized gain (loss) on foreign currency
      transactions.....................................             536            18,489            36,126          (964,669)
   Net change in unrealized appreciation of investments
      and foreign currency denominated assets and
      liabilities......................................       8,263,950         4,605,887           107,268         1,423,840
                                                          -------------    --------------    --------------    --------------
   Net increase in net assets from operations..........      18,941,903        17,286,016           463,653           856,138

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................      (1,128,565)         (531,525)         (369,515)              -0-
   Net realized gain on investments....................     (11,815,383)         (551,658)              -0-               -0-

CAPITAL STOCK TRANSACTIONS
   Net increase (decrease).............................      78,738,622       (15,911,876)        3,866,088       (18,624,919)
                                                          -------------    --------------    --------------    --------------
   Total increase (decrease)...........................      84,736,577           290,957         3,960,226       (17,768,781)

NET ASSETS
   Beginning of period.................................      41,992,828        41,701,871         3,152,078        20,920,859
                                                          -------------    --------------    --------------    --------------
   End of period (including undistributed net
      investment income of $1,279,177, $1,130,049,
      $307,934 and $369,422, respectively).............   $ 126,729,405    $   41,992,828    $    7,112,304    $    3,152,078
                                                          =============    ==============    ==============    ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------


                                                                   U.S. GOVERNMENT/
                                                            HIGH GRADE SECURITIES PORTFOLIO           TOTAL RETURN PORTFOLIO
                                                           ---------------------------------     ---------------------------------
                                                             YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                            DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                1996               1995               1996               1995
                                                           -------------      --------------     --------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income...............................    $   1,425,623      $      600,099     $      480,735     $       88,070
   Net realized gain on investment
      transactions.....................................           48,507             319,393          1,019,837             49,542
   Net realized gain (loss) on foreign currency
      transactions.....................................          (53,678)             29,033                -0-                -0-
   Net change in unrealized appreciation (depreciation)
      of investments and foreign currency denominated
      assets and liabilities...........................         (477,962)            777,806          1,338,504            424,620
                                                           -------------      --------------     --------------     --------------
   Net increase in net assets from operations..........          942,490           1,726,331          2,839,076            562,232

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................         (621,506)           (149,971)           (88,093)           (10,089)
   Net realized gain on investments....................         (289,591)                -0-            (44,705)               -0-

CAPITAL STOCK TRANSACTIONS
   Net increase........................................       12,171,992          10,268,875         14,926,631          6,940,398
                                                           -------------      --------------     --------------     --------------
   Total increase......................................       12,203,385          11,845,235         17,632,909          7,492,541

NET ASSETS
   Beginning of period.................................       16,946,519           5,101,284          8,242,441            749,900
                                                           -------------      --------------     --------------     --------------
   End of period (including undistributed net
      investment income of $1,424,586, $620,469,
      $480,563 and $87,921, respectively)..............    $  29,149,904      $   16,946,519     $   25,875,350     $    8,242,441
                                                           =============      ==============     ==============     ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                INTERNATIONAL PORTFOLIO               MONEY MARKET PORTFOLIO
                                                            --------------------------------     --------------------------------
                                                              YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                             DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                                 1996              1995               1996              1995
                                                            -------------     --------------     --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income...............................     $     395,473     $      148,832     $    2,336,884    $      798,013
   Net realized gain (loss) on investment
      transactions.....................................           841,241             60,209               (343)              726
   Net realized gain on foreign currency
      transactions.....................................            65,399            136,755                -0-               -0-
   Net change in unrealized appreciation of investments
      and foreign currency denominated assets and
      liabilities......................................           684,246            823,228                -0-               -0-
                                                            -------------     --------------     --------------    --------------
   Net increase in net assets from operations..........         1,986,359          1,169,024          2,336,541           798,739

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................          (155,834)           (23,594)        (2,336,884)         (798,013)
   Net realized gain on investments....................          (244,881)           (29,314)               -0-               -0-

CAPITAL STOCK TRANSACTIONS
   Net increase........................................        26,196,817          8,149,131         36,677,326        21,193,287
                                                            -------------     --------------     --------------    --------------
   Total increase......................................        27,782,461          9,265,247         36,676,983        21,194,013

NET ASSETS
   Beginning of period.................................        16,541,635          7,276,388         28,092,308         6,898,295
                                                            -------------     --------------     --------------    --------------
   End of period (including undistributed net
      investment income of $394,436, $154,797,
      $803 and $803, respectively).....................     $  44,324,096     $   16,541,635     $   64,769,291    $   28,092,308
                                                            =============     ==============     ==============    ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                      GLOBAL DOLLAR                       NORTH AMERICAN
                                                                  GOVERNMENT PORTFOLIO              GOVERNMENT INCOME PORTFOLIO
                                                            --------------------------------     ---------------------------------
                                                              YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                             DECEMBER 31,      DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                 1996              1995               1996               1995
                                                            -------------     --------------     --------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income...............................     $     481,784     $      190,779     $    1,243,424     $      628,992
   Net realized gain on investment
      transactions.....................................           745,244             13,908                821             21,305
   Net realized loss on foreign currency
      transactions.....................................               -0-                -0-           (166,651)          (582,809)
   Net change in unrealized appreciation of investments
      and foreign currency denominated assets and
      liabilities......................................           126,646            317,262            841,208          1,031,464
                                                            -------------     --------------     --------------     --------------
   Net increase in net assets from operations..........         1,353,674            521,949          1,918,802          1,098,952

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................          (191,319)           (28,002)           (49,608)          (144,624)
   Net realized gain on investments....................           (13,292)               -0-             (3,969)               -0-

CAPITAL STOCK TRANSACTIONS
   Net increase........................................         3,920,248          2,137,822          7,552,498          2,475,517
                                                            -------------     --------------     --------------     --------------
   Total increase......................................         5,069,311          2,631,769          9,417,723          3,429,845

NET ASSETS
   Beginning of period.................................         3,778,095          1,146,326          7,277,927          3,848,082
                                                            -------------     --------------     --------------     --------------
   End of period (including undistributed net
      investment income of $479,024, $188,559,
      $1,241,756 and $47,940, respectively)............     $   8,847,406     $    3,778,095     $   16,695,650     $    7,277,927
                                                            =============     ==============     ==============     ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                             UTILITY INCOME PORTFOLIO                    GROWTH PORTFOLIO
                                                        -----------------------------------   ------------------------------------
                                                          YEAR ENDED           YEAR ENDED       YEAR ENDED            YEAR ENDED
                                                         DECEMBER 31,         DECEMBER 31,     DECEMBER 31,          DECEMBER 31,
                                                            1996                  1995             1996                  1995
                                                        -------------        --------------   --------------        --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income............................... $     291,723        $       81,490   $      312,217        $      271,351
   Net realized gain (loss) on investment
      transactions.....................................       (29,624)              146,191        6,453,535             1,503,347
   Net realized gain (loss) on foreign currency
      transactions.....................................        (1,398)                2,026              944                (8,006)
   Net change in unrealized appreciation of investments
      and foreign currency denominated assets and
      liabilities......................................       796,030               336,155       16,515,677             3,495,519
                                                        -------------        --------------   --------------        --------------
   Net increase in net assets from operations..........     1,056,731               565,862       23,282,373             5,262,211

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................       (81,842)              (19,130)        (230,200)              (10,913)
   Net realized gain on investments....................      (155,981)                  -0-       (1,507,259)                  -0-

CAPITAL STOCK TRANSACTIONS
   Net increase........................................     7,787,344             4,449,560       71,923,266            34,476,649
                                                        -------------        --------------   --------------        --------------
   Total increase......................................     8,606,252             4,996,292       93,468,180            39,727,947

NET ASSETS
   Beginning of period.................................     6,250,541             1,254,249       45,219,711             5,491,764
                                                        -------------        --------------   --------------        --------------
   End of period (including undistributed net
      investment income of $291,209, $81,328,
      $348,559 and $266,542, respectively)............. $  14,856,793        $    6,250,541   $  138,687,891        $   45,219,711
                                                        =============        ==============   ==============        ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                           WORLDWIDE PRIVATIZATION PORTFOLIO     CONSERVATIVE INVESTORS PORTFOLIO
                                                           ---------------------------------     --------------------------------
                                                              YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                             DECEMBER 31,      DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                 1996              1995               1996               1995
                                                            -------------     --------------     --------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income...............................     $     260,056     $       95,371     $      611,534     $      127,493
   Net realized gain (loss) on investment
      transactions.....................................           526,159            (45,435)           (51,567)            55,975
   Net realized loss on foreign currency
      transactions.....................................           (18,329)            (3,414)            (4,003)               -0-
   Net change in unrealized appreciation of
      investments and foreign currency denominated
      assets and liabilities...........................         1,117,579            215,820            466,246            255,556
                                                            -------------     --------------     --------------     --------------
   Net increase in net assets from operations..........         1,885,465            262,342          1,022,210            439,024

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................           (90,574)            (7,193)          (127,029)            (3,619)
   Net realized gain on investments....................               -0-                -0-            (56,297)               -0-

CAPITAL STOCK TRANSACTIONS
   Net increase........................................        11,065,148          4,564,563         13,470,589          6,283,423
                                                            -------------     --------------     --------------     --------------
   Total increase......................................        12,860,039          4,819,712         14,309,473          6,718,828

NET ASSETS
   Beginning of period.................................         5,946,774          1,127,062          7,419,720            700,892
                                                            -------------     --------------     --------------     --------------
   End of period (including undistributed net
      investment income of $259,759, $90,277,
      $611,841 and $127,336, respectively).............     $  18,806,813     $    5,946,774     $   21,729,193     $    7,419,720
                                                            =============     ==============     ==============     ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                               GROWTH INVESTORS PORTFOLIO    TECHNOLOGY PORTFOLIO  QUASAR PORTFOLIO
                                                            -------------------------------- --------------------  ----------------
                                                              YEAR ENDED        YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                             DECEMBER 31,      DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                 1996              1995            1996(a)              1996(b)
                                                            -------------     --------------   --------------       --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income...............................     $     177,916     $       55,823   $      142,949       $       11,162
   Net realized gain (loss) on investment
      transactions.....................................           175,910             16,967         (355,160)              25,330
   Net realized loss on foreign currency
      transactions.....................................              (570)               -0-              -0-                  -0-
   Net change in unrealized appreciation of
      investments and foreign currency denominated
      assets and liabilities...........................           507,668            237,378        2,059,794              148,141
                                                            -------------     --------------   --------------       --------------
   Net increase in net assets from operations..........           860,924            310,168        1,847,583              184,633

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................           (55,626)              (903)             -0-                  -0-
   Net realized gain on investments....................           (16,764)               -0-              -0-                  -0-

CAPITAL STOCK TRANSACTIONS
   Net increase........................................         4,942,686          4,348,053       26,235,848            8,657,184
                                                            -------------     --------------   --------------       --------------
   Total increase......................................         5,731,220          4,657,318       28,083,431            8,841,817

NET ASSETS
   Beginning of period.................................         4,978,116            320,798              -0-                  -0-
                                                            -------------     --------------   --------------       --------------
   End of period (including undistributed net
      investment income of $178,277, $55,987,
      $142,949 and $11,162, respectively)..............     $  10,709,336     $    4,978,116   $   28,083,431       $    8,841,817
                                                            =============     ==============    ==============       ==============

-------------------------------------------------------------------------------
(a)   Commencement of operations, January 11, 1996.
(b)   Commencement of operations, August 5, 1996.

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

NOTE A -SIGNIFICANT ACCOUNTING POLICIES
Alliance Variable Products Series Fund, Inc. (the "Fund"), was incorporated in the State of Maryland on November 17, 1987 as an open-end series investment company. The Fund had no operations prior to November 28, 1990. The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Premier Growth Portfolio, Global Bond Portfolio, Growth and Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio, Total Return Portfolio, International Portfolio, Money Market Portfolio, Global Dollar Government Portfolio, North American Government Income Portfolio, Utility Income Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio, Growth Investors Portfolio, Technology Portfolio and Quasar Portfolio (the "Portfolios"). The investment objectives of each Portfolio are as follows:

PREMIER GROWTH PORTFOLIO-seeks growth of capital employing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

GLOBAL BOND PORTFOLIO-seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

GROWTH AND INCOME PORTFOLIO-seeks reasonable current income and opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

SHORT-TERM MULTI-MARKET PORTFOLIO-seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO-seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government securities and other high grade debt securities.

TOTAL RETURN PORTFOLIO-seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. Government and agency obligations, bonds and senior debt securities.

INTERNATIONAL PORTFOLIO-seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

MONEY MARKET PORTFOLIO-seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO-seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO-seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------

authorities. The Portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar.

UTILITY INCOME PORTFOLIO-seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the "utilities industry." The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies.

GROWTH PORTFOLIO-seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

WORLDWIDE PRIVATIZATION PORTFOLIO-seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

CONSERVATIVE INVESTORS PORTFOLIO-seeks the highest total return without, in the view of the Fund's Adviser, undue risk to principal by investing in a diversified mix of publicly traded equity and fixed-income securities.

GROWTH INVESTORS PORTFOLIO-seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed-income securities.

TECHNOLOGY PORTFOLIO-seeks growth of capital through investment in companies expected to benefit from advances in technology. The Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

QUASAR PORTFOLIO-seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge, at each Portfolio's net asset value per share.

The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recent quoted bid and asked prices provided by the principal market makers. Publicly traded sovereign debt obligations are typically traded internationally on the over-the-counter market. Readily marketable sovereign debt obligations and fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. OPTION WRITING
When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------

realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of unfavorable changes in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net foreign exchange gains (losses) of $7,112, $536, $36,126, $(53,678),
$65,399, $(166,651), $(1,398), $944, $(18,329), $(4,003) and $(570) for the
Global Bond Portfolio, Growth and Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/ High Grade Securities Portfolio, International Portfolio, North American Government Income Portfolio, Utility Income Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio and Growth Investors Portfolio, respectively, represent foreign exchange gains and losses from sales and maturities of securities, holding of foreign currencies, options on foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities.

4. ORGANIZATION EXPENSES
Organization expenses of each Portfolio have been deferred and are being amortized on a straight-line basis as follows: Premier Growth Portfolio $27,506 through June 1997; U.S. Government/High Grade Securities Portfolio $24,384 through September 1997; Total Return Portfolio $24,384 through December 1997; International Portfolio $24,983 through December 1997; Money Market Portfolio $24,983 through December 1997; Global Dollar Government Portfolio $16,723 through April 1999; North American Government Income Portfolio $21,570 through April 1999; Utility Income Portfolio $15,299 through April 1999; Growth Portfolio $10,000 through September 1999; Worldwide Privatization Portfolio $10,000 through September 1999; Conservative Investors Portfolio $10,000 through October 1999, Growth Investors Portfolio $10,000 through October 1999, Technology Portfolio $21,500 through January 2001 and Quasar Portfolio $26,098 through August 2001.

5. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

6. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Security transactions

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------

are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

7. DIVIDENDS AND DISTRIBUTIONS
Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

-------------------------------------------------------------------------------

NOTE B - ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, each Portfolio pays Alliance Capital Management L.P., (the "Adviser"), an investment advisory fee, based on average net assets at the following annual rates: Premier Growth Portfolio, 1%; Global Bond Portfolio, .65 of 1%; Growth and Income Portfolio,
 .625 of 1%; Short-Term Multi-Market Portfolio, .55 of 1%; U.S. Government/High Grade Securities Portfolio, .60 of 1%; Total Return Portfolio, .625 of 1%; International Portfolio, 1%; Money Market Portfolio, .50 of 1%; Global Dollar Government Portfolio, .75 of 1%; North American Government Income Portfolio,
 .65 of 1%; Utility Income Portfolio, .75 of 1%; Growth Portfolio, .75 of 1%; Worldwide Privatization Portfolio, 1%; Conservative Investors Portfolio, .75 of 1%; Growth Investors Portfolio, .75 of 1%; Technology Portfolio, 1%; and Quasar Portfolio, 1%. Such fee is accrued daily and paid monthly. For the Global Bond Portfolio, the adviser has retained, under a sub-advisory agreement, a sub-adviser, AIGAM International Ltd., an affiliate of American International Group, Inc.

The Adviser voluntarily agreed to reimburse each Portfolio based on their respective average net assets for expenses exceeding .95% for the year ended December 31, 1996. Expense reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 1996, such reimbursements amounted to $174,999, $30,455, $1,981, $58,473, $13,684, $30,782, $292,872, $1,152,
$57,498, $51,957, $62,408, $8,160, $104,050, $69,878, $80,065, $82,377 and
$41,815 for the Premier Growth Portfolio, the Global Bond Portfolio, the Growth and Income Portfolio, the Short-Term Multi-Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the Total Return Portfolio, the International Portfolio, the Money Market Portfolio, the Global Dollar Government Portfolio, the North American Government Income Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio and the Quasar Portfolio, respectively.

Each Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,108 for the Premier Growth Portfolio, the Global Bond Portfolio, the Short-Term Multi-Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the Total Return Portfolio, the International Portfolio, the Money Market Portfolio, the Global Dollar Government Portfolio, the North American Government Income Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio, and $101, $1,020, and $265 for the Growth and Income Portfolio, the Technology Portfolio and the Quasar Portfolio, respectively, for the year ended December 31, 1996.

Brokerage commissions paid for the year ended December 31, 1996 on securities transactions amounted to $90,253, $255,607, $260,435, $30,275, $31,907,
$287,449, $41,894, $23,162, $28,063, $10,847, and $12,207 on the Premier Growth
Portfolio, the Growth and Income Portfolio, the International Portfolio, the Total Return Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio and the Quasar Portfolio, respectively, none of which was paid to affiliated brokers.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------

NOTE C - INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 1996 were as follows:

                                                      PURCHASES                                               SALES
                                             --------------------------------------       ---------------------------------------
                                                STOCKS AND          U.S. GOVERNMENT          STOCKS AND           U.S. GOVERNMENT
PORTFOLIO                                    DEBT OBLIGATIONS       AND AGENCIES          DEBT OBLIGATIONS          AND AGENCIES
---------                                    ----------------    ------------------       ----------------       ----------------
Premier Growth.............................  $     76,932,252      $             -0-      $     19,077,087      $             -0-
Global Bond................................        25,876,347              7,715,539            20,670,020              6,754,344
Growth and Income..........................       133,846,257                    -0-            66,379,710                    -0-
Short-Term Multi-Market....................         4,747,143              2,039,274             3,047,376              1,037,629
U.S. Government/High Grade Securities......        16,155,861             27,672,220             5,046,720             26,705,429
Total Return...............................        17,569,661              5,695,297             8,681,654                    -0-
International..............................        40,701,269                    -0-            16,619,578                    -0-
Global Dollar Government...................        12,122,336                    -0-             7,869,900                648,543
North American Government Income...........         1,974,847              2,359,969               303,083                    -0-
Utility Income.............................        15,284,351                    -0-             7,657,155                    -0-
Growth.....................................       149,805,845                    -0-            82,877,908                    -0-
Worldwide Privatization....................        14,801,255                    -0-             4,696,728                    -0-
Conservative Investors.....................        14,133,067             24,060,882             7,000,131             18,243,847
Growth Investors...........................        12,867,010              4,887,959             7,028,712              4,533,491
Technology ................................        20,274,849                    -0-             2,086,825                    -0-
Quasar.....................................         8,269,072                    -0-             1,137,358                    -0-

At December 31, 1996, the cost of investments for federal income tax purposes and the tax basis gross unrealized appreciation, depreciation and net unrealized appreciation (depreciation) were as follows:

                                                                                 GROSS UNREALIZED                           NET
                                                                      --------------------------------------            UNREALIZED
PORTFOLIO                                             COST              APPRECIATION           DEPRECIATION            APPRECIATION
---------                                       ----------------      ---------------      -----------------           ------------
Premier Growth................................  $     78,845,258      $    18,701,940      $     (1,491,373)            17,210,567
Global Bond...................................        17,098,659              373,397              (215,506)               157,891
Growth and Income.............................       113,631,858           14,293,546            (1,561,270)            12,732,276
Short-Term Multi-Market.......................         6,928,674               23,994               (22,475)                 1,519
U.S. Government/High Grade Securities.........        28,720,906              293,399              (222,601)                70,798
Total Return..................................        23,976,844            2,025,711              (271,208)             1,754,503
International.................................        42,921,329            3,781,471            (2,478,159)             1,303,312
Global Dollar Government......................         8,157,659              576,712              (190,999)               385,713
North American Government Income..............        15,384,697            1,181,185               (44,610)             1,136,575
Utility Income................................        13,527,111            1,322,090              (222,879)             1,099,211
Growth........................................       119,523,357           23,865,413            (3,721,548)            20,143,865
Worldwide Privatization.......................        17,044,295            1,914,087              (611,964)             1,302,123
Conservative Investors........................        20,833,450              977,550              (274,789)               702,761
Growth Investors..............................         9,945,041            1,087,158              (373,412)               713,746
Technology ...................................        25,712,675            3,257,456            (1,197,662)             2,059,794
Quasar........................................         8,360,595              347,940              (203,503)               144,437

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------

At December 31, 1996, for federal income tax purposes, the Premier Growth, Money Market, North American Government Income, Utility Income, Conservative Investors and Technology Portfolios had net capital loss carryforwards of $714,471, $343, $2,290, $46,396, $33,656 and $355,160 which expire in 2004, respec-tively. Short-Term Multi-Market had net capital loss carryforward of $1,097,934 (of which $5,518 expires in 2001, $150,822 expires in 2002, and
$941,594 expires in 2003).

The Global Bond, Short-Term Multi-Market, U.S. Government/High Grade Securities and North American Government Income Portfolios enter into forward exchange currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contract and the closing of such contract is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. The Fund's custodian will place and maintain cash not available for investment or government securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 1996, the outstanding forward exchange currency contracts were as follows:

GLOBAL BOND PORTFOLIO:

                                                                    CONTRACT       VALUE ON        U.S.$
                                                                     AMOUNT      ORIGINATION      CURRENT         UNREALIZED
FOREIGN CURRENCY SALE CONTRACTS                                       (000)          DATE          VALUE         APPRECIATION
-------------------------------                                     --------     -----------    ------------     ------------
Australian Dollars, expiring 1/06/97.............................      900       $   738,000     $  715,305       $   22,695
                                                                                                                 ============

SHORT-TERM MULTI-MARKET PORTFOLIO:
---------------------------------

                                                                    CONTRACT          VALUE ON         U.S.$         UNREALIZED
                                                                     AMOUNT         ORIGINATION       CURRENT       APPRECIATION
FOREIGN CURRENCY BUY CONTRACTS                                        (000)             DATE           VALUE       (DEPRECIATION)
------------------------------                                     -----------      -----------     -----------    --------------
Deutsche Marks, expiring 2/04/97.................................         586       $   380,025     $   381,645       $  1,620
Spanish Pesetas, expiring 3/27/97................................      22,000           167,647         169,126          1,479
Swiss Francs, expiring 1/06/97...................................         744           568,837         556,263        (12,574)

FOREIGN CURRENCY SALE CONTRACTS
Australian Dollars, expiring 1/09/97.............................         907           725,421         720,623          4,798
Canadian Dollars, expiring 1/21/97...............................         375           276,460         274,151          2,309
Deutsche Marks, expiring 1/27/97-2/04/97.........................       1,723         1,123,340       1,121,941          1,399
Finnish Markka, expiring 1/17/97.................................       1,178           257,994         256,441          1,553
French Francs, expiring 3/27/97..................................         882           168,852         170,807         (1,955)
New Zealand Dollars, expiring 1/21/97............................         200           140,070         141,206         (1,136)
Norwegian Krone, expiring 2/04/97................................       1,400           218,473         217,662            811
Spanish Pesetas, expiring 1/27/97................................      25,000           198,098         192,432          5,666
Swedish Krona, expiring 1/27/97..................................       2,059           311,903         302,329          9,574
Swiss Francs, expiring 1/06/97...................................         744           599,549         556,263         43,286
                                                                                                                      -----------
                                                                                                                      $ 56,830
                                                                                                                      ===========

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO:

                                                   CONTRACT           VALUE ON          U.S.$
                                                    AMOUNT           ORIGINATION       CURRENT            UNREALIZED
FOREIGN CURRENCY SALE CONTRACTS                      (000)             DATE             VALUE            APPRECIATION
-------------------------------                   -----------    ---------------    --------------       ------------
Australian Dollars, expiring 2/25/97..............       767       $      621,914     $   609,580         $    12,334
                                                                                                          ===========


NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO:

                                                   CONTRACT           VALUE ON           U.S.$
                                                    AMOUNT           ORIGINATION        CURRENT           UNREALIZED
FOREIGN CURRENCY SALE CONTRACTS                      (000)             DATE              VALUE           APPRECIATION
-------------------------------                   -----------    ---------------    --------------       ------------
Canadian Dollars, expiring 1/31/97-3/12/97........     1,600       $    1,192,270     $ 1,171,623        $    20,647
                                                                                                          ===========

-------------------------------------------------------------------------------
NOTE D - CAPITAL STOCK

There are 900,000,000 shares of capital stock, $.001 par value per share of the Fund authorized. Transactions in capital stock were as follows:

                                                                               PREMIER GROWTH PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                      SHARES                                 AMOUNT
                                                       ------------------------------------    -----------------------------------
                                                         YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                        DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold............................................      3,544,816            2,743,464    $    57,846,653     $    42,977,782
Shares issued in reinvestment of dividends
   and distributions...................................      1,261,734               24,754         17,639,042             371,559
Shares redeemed........................................       (307,428)          (4,167,864)        (4,698,027)        (71,560,743)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase (decrease)................................      4,499,122           (1,399,646)   $    70,787,668     $   (28,211,402)
                                                       ===============      ===============    ===============     ===============

                                                                                 GLOBAL BOND PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                     SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                         YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold............................................        542,902              232,590    $     6,400,878     $     2,666,899
Shares issued in reinvestment of dividends
   and distributions...................................        122,714                6,352          1,344,941              72,090
Shares redeemed........................................        (73,483)             (31,126)          (850,289)           (336,122)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase...........................................        592,133              207,816    $     6,895,530     $     2,402,867
                                                       ===============      ===============    ===============     ===============

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------


                                                                               GROWTH AND INCOME PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                     SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold.........................................         4,431,728            2,176,403    $    69,859,324     $    31,126,890
Shares issued in reinvestment of dividends
   and distributions................................           897,017               79,180         12,943,948           1,083,182
Shares redeemed.....................................          (260,259)          (3,114,447)        (4,064,650)        (48,121,948)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase (decrease).............................         5,068,486             (858,864)   $    78,738,622     $   (15,911,876)
                                                       ===============      ===============    ===============     ===============

                                                                             SHORT-TERM MULTI-MARKET PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                     SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                         YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................            664,791              485,653    $     7,076,379     $     4,901,077
Shares issued in reinvestment of dividends
   and distributions...............................             36,156                  -0-            369,515                 -0-
Shares redeemed....................................           (336,158)          (2,299,084)        (3,579,806)        (23,525,996)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase (decrease)............................            364,789           (1,813,431)   $     3,866,088     $   (18,624,919)
                                                       ===============      ===============    ===============     ===============

                                                                   U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................          1,420,578            1,256,331    $    16,046,280     $    13,737,462
Shares issued in reinvestment of dividends
   and distributions...............................             84,596               13,708            911,097             149,970
Shares redeemed....................................           (426,894)            (330,322)        (4,785,385)         (3,618,557)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................          1,078,280              939,717    $    12,171,992     $    10,268,875
                                                       ===============      ===============    ===============     ===============

                                                                                 TOTAL RETURN PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................          1,193,848              610,625    $    15,859,123     $     7,402,831
Shares issued in reinvestment of dividends
   and distributions...............................             10,076                  866            132,799              10,089
Shares redeemed....................................            (78,997)             (39,552)        (1,065,291)           (472,522)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................          1,124,927              571,939    $    14,926,631     $     6,940,398
                                                       ===============      ===============    ===============     ===============

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------

                                                                                  INTERNATIONAL PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................          2,116,357              761,751    $    30,825,850     $    10,153,923
Shares issued in reinvestment of dividends
   and distributions...............................             27,149                4,039            400,715              52,908
Shares redeemed....................................           (342,716)            (154,693)        (5,029,748)         (2,057,700)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................          1,800,790              611,097    $    26,196,817     $     8,149,131
                                                       ===============      ===============    ===============     ===============

                                                                                   MONEY MARKET PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................        178,619,585           72,470,594   $    178,619,585     $    72,470,594
Shares issued in reinvestment of dividends.........          2,336,582              799,144          2,336,582             799,144
Shares redeemed....................................       (144,278,841)         (52,076,451)      (144,278,841)        (52,076,451)
                                                       ---------------      ---------------   ----------------     ---------------
Net increase.......................................         36,677,326           21,193,287   $     36,677,326     $    21,193,287
                                                       ===============      ===============   ================     ===============

                                                                             GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................            373,824              234,218    $     4,866,573     $     2,508,397
Shares issued in reinvestment of dividends
   and distributions...............................             17,037                2,647            204,610              28,002
Shares redeemed....................................            (89,291)             (37,201)        (1,150,935)           (398,577)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................            301,570              199,664    $     3,920,248     $     2,137,822
                                                       ===============      ===============    ===============     ===============

                                                                          NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
                                                      ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................            933,567              528,380    $    10,739,062     $     4,987,369
Shares issued in reinvestment of dividends
   and distributions...............................              4,805               15,806             53,576             144,624
Shares redeemed....................................           (283,721)            (287,428)        (3,240,140)         (2,656,476)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................            654,651              256,758    $     7,552,498     $     2,475,517
                                                       ===============      ===============    ===============     ===============

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------

                                                                                 UTILITY INCOME PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................            776,031              443,081    $     9,308,720     $     4,987,939
Shares issued in reinvestment of dividends
   and distributions...............................             20,206                1,762            237,823              19,131
Shares redeemed....................................           (146,278)             (50,420)        (1,759,199)           (557,510)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................            649,959              394,423    $     7,787,344     $     4,449,560
                                                       ===============      ===============    ===============     ===============

                                                                                    GROWTH PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................          4,744,489            2,718,920    $    74,657,741     $    35,309,744
Shares issued in reinvestment of dividends
   and distributions...............................            111,233                  874          1,737,459              10,912
Shares redeemed....................................           (292,788)             (64,342)        (4,471,934)           (844,007)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................          4,562,934            2,655,452    $    71,923,266     $    34,476,649
                                                       ===============      ===============    ===============     ===============

                                                                            WORLDWIDE PRIVATIZATION PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................            977,499              430,445    $    12,011,656     $     4,671,434
Shares issued in reinvestment of dividends
   and distributions...............................              7,424                  662             90,574               7,193
Shares redeemed....................................            (84,263)             (10,458)        (1,037,082)           (114,064)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................            900,660              420,649    $    11,065,148     $     4,564,563
                                                       ===============      ===============    ===============     ===============

                                                                             CONSERVATIVE INVESTORS PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................          1,387,334              600,037    $    15,999,200     $     6,706,928
Shares issued in reinvestment of dividends
   and distributions...............................             16,196                  328            183,326               3,620
Shares redeemed....................................           (234,084)             (39,275)        (2,711,937)           (427,125)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................          1,169,446              561,090    $    13,470,589     $     6,283,423
                                                       ===============      ===============    ===============     ===============

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------

                                                                                GROWTH INVESTORS PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................            646,812              407,129    $     7,777,769     $     4,571,141
Shares issued in reinvestment of dividends
   and distributions...............................              6,038                   83             72,389                 903
Shares redeemed....................................           (231,754)             (20,469)        (2,907,472)           (223,991)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................            421,096              386,743    $     4,942,686     $     4,348,053
                                                       ===============      ===============    ===============     ===============

                                                             TECHNOLOGY PORTFOLIO                      QUASAR PORTFOLIO
                                                       ------------------------------------     ----------------------------------
                                                           SHARES               AMOUNT             SHARES              AMOUNT
                                                       ---------------      ---------------     --------------     ---------------
                                                               JANUARY 11, 1996(A)                      AUGUST 5, 1996(A)
                                                              TO DECEMBER 31, 1996                    TO DECEMBER 31, 1996
                                                       ------------------------------------     ----------------------------------
Shares sold........................................          2,807,022      $    29,063,181            832,347     $     8,673,741
Shares redeemed....................................           (263,543)          (2,827,333)            (1,598)            (16,557)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................          2,543,479      $    26,235,848            830,749     $     8,657,184
                                                       ===============      ===============    ===============     ===============

(a)   Commencement of operations.
-------------------------------------------------------------------------------

NOTE E - RECLASSIFICATION OF COMPONENTS OF NET ASSETS
As a result of permanent differences between accounting and tax regulations in the treatment of foreign currency transactions, short-term gains and tax returns of capital distributions, the portfolios made the following reclassifications during the year ended December 31, 1996:

                                                                                           UNDISTRIBUTED
                                                                                         (OVERDISTRIBUTED)        ACCUMULATED
                                                                          PAID-IN          NET INVESTMENT         NET REALIZED
PORTFOLIO                                                                 CAPITAL              INCOME              GAIN (LOSS)
---------                                                             ---------------    -----------------        ------------
Premier Growth..........................................              $     -0-            $     3,219            $   (3,219)
Global Bond.............................................                   (489)                58,206               (57,717)
Growth and Income.......................................                   (658)                (9,929)               10,587
Short-Term Multi-Market.................................                    -0-                 38,967               (38,967)
U.S. Government/High Grade Securities...................                    -0-                (54,050)               54,050
Total Return............................................                    -0-                    480                  (480)
International...........................................                    -0-                 67,673               (67,673)
Money Market............................................                    -0-                    243                  (243)
Global Dollar Government................................                    -0-                  3,929                (3,929)
North American Government Income........................                    -0-               (163,970)              163,970
Utility Income..........................................                    -0-                 (2,181)                2,181
Growth..................................................                    -0-                (86,022)               86,022
Worldwide Privatization.................................                    -0-                 48,688               (48,688)
Conservative Investors..................................                    -0-                 (3,931)                3,931
Growth Investors........................................                    -0-                   (577)                  577
Technology .............................................                    (10)                    10                   -0-

Net investment income, net realized gains and net assets were not affected by the reclassifications.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                                                                      PREMIER GROWTH PORTFOLIO
                                                                 ------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,             JUNE 26, 1992(A)
                                                                 ------------------------------------------------        TO
                                                                  1996         1995          1994          1993   DECEMBER 31, 1992
                                                                 -------     --------      --------      -------- -----------------
Net asset value, beginning of period...........................  $  17.80     $   12.37     $   12.79     $   11.38    $  10.00
                                                                 --------     ---------     ---------     ---------    --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...................................       .08 (c)       .09 (c)       .03 (c)       -0-         .06 (c)
   Net realized and unrealized gain (loss) on investments......      3.29          5.44          (.41)         1.43        1.32
                                                                 --------     ---------     ---------     ---------    --------
   Net increase (decrease) in net asset value from operations..      3.37          5.53          (.38)         1.43        1.38
                                                                 --------     ---------     ---------     ---------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income........................      (.10)         (.03)         (.01)         (.01)        -0-
   Distributions from net realized gains.......................     (5.37)         (.07)         (.03)         (.01)        -0-
                                                                 --------     ---------     ---------     ---------    --------
   Total dividends and distributions...........................     (5.47)         (.10)         (.04)         (.02)        -0-
                                                                 --------     ---------     ---------     ---------    --------
   Net asset value, end of period..............................  $  15.70     $   17.80     $   12.37     $   12.79    $  11.38
                                                                 ========     =========     =========     =========    ========
TOTAL RETURN
   Total investment return based on net asset value (d)........     22.70%        44.85%       (2.96)%        12.63%      13.80%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)...................    $96,434      $29,278        $37,669      $13,659       $3,760
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements...............       .95%          .95%          .95%         1.18%        .95%(e)
     Expenses, before waivers and reimbursements...............      1.23%         1.19%         1.40%         2.05%       4.20%(e)
     Net investment income.....................................       .52%          .55%          .42%          .22%        .96%(e)
   Portfolio turnover rate.....................................        32%           97%           38%           42%         14%
   Average commission rate paid (f)............................    $.0609           -0-           -0-           -0-         -0-

                                                                                    GLOBAL BOND PORTFOLIO
                                                                ------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------------
                                                                  1996          1995          1994           1993            1992
                                                                --------      --------      --------       --------        ------
Net asset value, beginning of period........................... $  12.15      $    9.82     $   11.33      $   11.24      $  11.10
                                                                --------      ---------     ---------      ---------      --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...................................      .67 (c)        .69 (c)       .57 (c)        .77 (c)       .64
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions.........................      .01           1.73         (1.16)           .43          (.13)
                                                                --------      ---------     ---------      ---------      --------
   Net increase (decrease) in net asset value from operations..      .68           2.42          (.59)          1.20           .51
                                                                --------      ---------     ---------      ---------      --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income........................     (.84)          (.09)         (.62)          (.85)         (.28)
   Distributions from net realized gains.......................     (.25)           -0-          (.30)          (.26)         (.09)
                                                                --------      ---------     ---------      ---------      --------
   Total dividends and distributions...........................    (1.09)          (.09)         (.92)         (1.11)         (.37)
                                                                --------      ---------     ---------      ---------      --------
   Net asset value, end of period.............................. $  11.74      $   12.15     $    9.82      $   11.33      $  11.24
                                                                ========      =========     =========      =========      ========
TOTAL RETURN
   Total investment return based on net asset value (d)........     6.21%         24.73%        (5.16)%        11.15%         4.87%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)...................   $18,117       $11,553         $7,298        $6,748         $5,876
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements...............      .94%           .95%          .95%          1.50%         1.50%
     Expenses, before waivers and reimbursements...............     1.15%          1.77%         2.05%          1.50%         1.97%
     Net investment income.....................................     5.76%          6.22%         6.01%          4.85%         5.85%
   Portfolio turnover rate.....................................      191%           262%          102%           125%           78%

-------------------------------------------------------------------------------
See footnote summary on page B-81.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                                                                GROWTH AND INCOME PORTFOLIO
                                                                --------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------------
                                                                  1996        1995         1994         1993            1992
                                                                --------    --------     --------     --------        --------
Net asset value, beginning of period........................... $  15.79    $   11.85    $   12.18    $   10.99       $  10.35
                                                                --------    ---------    ---------    ---------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...................................      .24 (c)      .27 (c)      .10 (c)      .01 (c)        .10 (c)
   Net realized and unrealized gain (loss) on investments......     3.18         3.94         (.16)        1.27            .71
                                                                --------    ---------    ---------    ---------       --------
   Net increase (decrease) in net asset value from operations..     3.42         4.21         (.06)        1.28            .81
                                                                --------    ---------    ---------    ---------       --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income........................     (.25)        (.13)        (.10)        (.06)          (.17)
   Distributions from net realized gains.......................    (2.56)        (.14)        (.17)        (.03)           -0-
                                                                --------    ---------    ---------    ---------       --------
   Total dividends and distributions...........................    (2.81)        (.27)        (.27)        (.09)          (.17)
                                                                --------    ---------    ---------    ---------       --------
   Net asset value, end of period.............................. $  16.40    $   15.79    $   11.85    $   12.18       $  10.99
                                                                ========    =========    =========    =========       ========
TOTAL RETURN
   Total investment return based on net asset value (d)........    24.09%       35.76%        (.35)%      11.69%          7.92%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)...................  $126,729     $41,993       $41,702     $22,756         $7,803
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements...............      .82%         .79%         .90%        1.18%           .99%
     Expenses, before waivers and reimbursements...............      .82%         .79%         .91%        1.28%          2.09%
     Net investment income.....................................     1.58%        1.95%        1.71%        1.76%          2.42%
   Portfolio turnover rate.....................................       87%         150%          95%          69%            49%
   Average commission rate paid (f)............................   $.0602           -0-          -0-          -0-            -0-

                                                                             SHORT-TERM MULTI-MARKET PORTFOLIO
                                                                --------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------------
                                                                  1996          1995          1994         1993         1992
                                                                --------      --------      --------     --------     --------
Net asset value, beginning of period........................... $  10.58      $    9.91     $   11.07    $   10.77    $  10.68
                                                                --------      ---------     ---------    ---------    --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...................................      .64 (c)        .82 (c)       .47 (c)      .28 (c)     .63 (c)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions.........................      .33           (.15)        (1.16)         .43        (.54)
                                                                --------      ---------     ---------    ---------    --------
   Net increase (decrease) in net asset value from operations..      .97            .67          (.69)         .71         .09
                                                                --------      ---------     ---------    ---------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income........................     (.82)           -0-          (.46)        (.41)        -0-
   Return of capital...........................................      -0-            -0-          (.01)         -0-         -0-
                                                                --------      ---------     ---------    ---------    --------
   Total dividends and distributions...........................     (.82)           -0-          (.47)        (.41)        -0-
                                                                --------      ---------     ---------    ---------    --------
   Net asset value, end of period.............................. $  10.73      $   10.58     $    9.91    $   11.07    $  10.77
                                                                ========      =========     =========    =========    ========
TOTAL RETURN
   Total investment return based on net asset value (d)........     9.57%          6.76%        (6.51)%       6.62%        .84%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)...................   $7,112         $3,152       $20,921      $23,560     $14,841
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements...............      .95%           .95%          .94%        1.17%        .99%
     Expenses, before waivers and reimbursements...............     2.09%          1.30%          .99%        1.24%       1.66%
     Net investment income.....................................     6.03%          8.22%         6.52%        6.39%       7.18%
   Portfolio turnover rate.....................................      159%           379%          134%         210%        153%

-------------------------------------------------------------------------------
See footnote summary on page B-81.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                                                          U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                                                               --------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,           SEPTEMBER 17, 1992(A)
                                                               ----------------------------------------------          TO
                                                                 1996        1995         1994         1993     DECEMBER 31, 1992
                                                               --------    --------     --------     -------- ---------------------
Net asset value, beginning of period...........................$  11.66    $    9.94    $   10.72    $    9.89      $  10.00
                                                               --------    ---------    ---------    ---------      --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...................................     .66 (c)      .65 (c)      .28 (c)      .43 (c)       .14 (c)
   Net realized and unrealized gain (loss) on investments......    (.39)        1.25         (.71)         .48          (.25)
                                                               --------    ---------    ---------    ---------      --------
   Net increase (decrease) in net asset value from operations..     .27         1.90         (.43)         .91          (.11)
                                                               --------    ---------    ---------    ---------      --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income........................    (.28)        (.18)        (.21)        (.08)          -0-
   Distributions from net realized gains.......................    (.13)         -0-         (.14)         -0-           -0-
                                                               --------    ---------    ---------    ---------      --------
   Total dividends and distributions...........................    (.41)        (.18)        (.35)        (.08)          -0-
                                                               --------    ---------    ---------    ---------      --------
   Net asset value, end of period..............................$  11.52    $   11.66    $    9.94    $   10.72      $   9.89
                                                               ========    =========    =========    =========      ========
TOTAL RETURN
   Total investment return based on net asset value (d)........    2.55%       19.26%       (4.03)%       9.20%        (1.10)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)................... $29,150      $16,947       $5,101       $1,350          $785
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements...............     .92%         .95%         .95%        1.16%          .95% (e)
     Expenses, before waivers and reimbursements...............     .98%        1.58%        3.73%        5.42%        11.56% (e)
     Net investment income.....................................    5.87%        5.96%        5.64%        4.59%         4.82% (e)
   Portfolio turnover rate.....................................     137%          68%          32%         177%           13%

                                                                                     TOTAL RETURN PORTFOLIO
                                                                -----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,           DECEMBER 28, 1992(A)
                                                                ----------------------------------------------         TO
                                                                  1996        1995         1994         1993    DECEMBER 31, 1992
                                                                --------    --------     --------     --------  -----------------
Net asset value, beginning of period........................... $  12.80    $   10.41    $   10.97    $   10.01       $  10.00
                                                                --------    ---------    ---------    ---------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...................................      .27 (c)      .36 (c)      .15 (c)      .15 (c)        .01
   Net realized and unrealized gain (loss) on investments......     1.66         2.10         (.56)         .81            -0-
                                                                --------    ---------    ---------    ---------       --------
   Net increase (decrease) in net asset value from operations..     1.93         2.46         (.41)         .96            .01
                                                                --------    ---------    ---------    ---------       --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income........................     (.07)        (.07)        (.09)         -0-            -0-
   Distributions from net realized gains.......................     (.03)         -0-         (.06)         -0-            -0-
                                                                --------    ---------    ---------    ---------       --------
   Total dividends and distributions...........................     (.10)        (.07)        (.15)         -0-            -0-
                                                                --------    ---------    ---------    ---------       --------
   Net asset value, end of period.............................. $  14.63    $   12.80    $   10.41    $   10.97       $  10.01
                                                                ========    =========    =========    =========       ========
TOTAL RETURN
   Total investment return based on net asset value (d)........    15.17%       23.67%       (3.77)%       9.59%           .10%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)...................   25,875       $8,242         $750         $360            $95
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements...............      .95%         .95%         .95%        1.20%             0%
     Expenses, before waivers and reimbursements...............     1.12%        4.49%       19.49%       25.96%             0%
     Net investment income.....................................     2.76%        3.16%        2.29%        1.45%          2.21%(e)
   Portfolio turnover rate.....................................       57%          30%          83%          25%             0%
   Average commission rate paid (f)............................   $.0593           -0-          -0-          -0-            -0-

-------------------------------------------------------------------------------
See footnote summary on page B-81.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                                                                    INTERNATIONAL PORTFOLIO
                                                          ------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,               DECEMBER 28, 1992(A)
                                                          ---------------------------------------------------          TO
                                                            1996          1995          1994           1993     DECEMBER 31, 1992
                                                          --------      --------      --------       --------   -----------------
Net asset value, beginning of period......................$  14.07      $   12.88     $   12.16      $   10.00       $  10.00
                                                          --------      ---------     ---------      ---------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)..............................     .19 (c)        .18 (c)       .10 (c)        .03 (c)        -0-
   Net realized and unrealized gain on investments and
     foreign currency transactions........................     .83           1.08           .72 (g)       2.13            -0-
                                                          --------      ---------     ----------     ---------       --------
   Net increase in net asset value from operations........    1.02           1.26           .82           2.16            -0-
                                                          --------      ---------     ---------      ---------       --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income...................    (.08)          (.03)         (.02)           -0-            -0-
   Distributions from net realized gains..................    (.12)          (.04)         (.08)           -0-            -0-
                                                          --------      ---------     ---------      ---------       --------
   Total dividends and distributions......................    (.20)          (.07)         (.10)           -0-            -0-
                                                          --------      ---------     ---------      ---------       --------
   Net asset value, end of period.........................$  14.89      $   14.07     $   12.88      $   12.16       $  10.00
                                                          ========      =========     =========      =========       ========
TOTAL RETURN
   Total investment return based on net asset value (d)...    7.25%          9.86%         6.70%         21.60%             0%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).............. $44,324        $16,542        $7,276           $688            $79
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements..........     .95%           .95%          .95%          1.20%             0%
     Expenses, before waivers and reimbursements..........    1.91%          2.99%         7.26%         39.28%             0%
     Net investment income................................    1.29%          1.41%          .90%           .26%          2.07% (e)
   Portfolio turnover rate................................      60%            87%           95%            85%             0%
   Average commission rate paid (f).......................  $.0431             -0-           -0-            -0-            -0-

                                                                                    MONEY MARKET PORTFOLIO
                                                        ------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,               DECEMBER 28, 1992(A)
                                                          ---------------------------------------------------          TO
                                                            1996          1995          1994           1993     DECEMBER 31, 1992
                                                          --------      --------      --------       --------   -----------------
Net asset value, beginning of period.....................  $  1.00      $    1.00     $    1.00      $    1.00       $   1.00
                                                           -------      ---------     ---------      ---------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).............................      .05            .05           .03            .22            -0-
   Net realized and unrealized gain on investments.......      -0-            -0-           -0-            -0-            -0-
                                                           -------      ---------     ---------      ---------       --------
   Net increase in net asset value from operations.......      .05            .05           .03            .22            -0-
                                                           -------      ---------     ---------      ---------       --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income..................     (.05)          (.05)         (.03)          (.22)           -0-
   Distributions from net realized gains.................      -0-            -0-           -0-            -0-            -0-
                                                           -------      ---------     ---------      ---------       --------
   Total dividends and distributions.....................     (.05)          (.05)         (.03)          (.22)           -0-
                                                           -------      ---------     ---------      ---------       --------
   Net asset value, end of period........................  $  1.00      $    1.00     $    1.00      $    1.00       $   1.00
                                                           =======      =========     =========      =========       ========
TOTAL RETURN
   Total investment return based on net asset value (d)..      4.71%         4.97%          3.27%         2.25%           .02%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).............   $64,769       $28,092         $6,899          $102            $30
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.........      .69%           .95%          .95%          1.16%             0%
     Expenses, before waivers and reimbursements.........      .69%          1.07%         4.46%         68.14%             0%
     Net investment income...............................     4.64%          4.85%         3.98%          2.15%          3.05%(e)
   Portfolio turnover rate...............................        0%             0%            0%             0%             0%

-------------------------------------------------------------------------------
See footnote summary on page B-81.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                                                                   GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                                                                           -----------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,         MAY 2, 1994(A)
                                                                           ------------------------------             TO
                                                                              1996                1995         DECEMBER 31, 1994
                                                                           ---------           ----------      -----------------
Net asset value, beginning of period...................................    $   11.95           $     9.84           $   10.00
                                                                           ---------           ----------           ---------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...........................................         1.10 (c)              .92 (c)             .36 (c)
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions.....................         1.78                 1.32                (.52)
                                                                           ---------           ----------           ---------
   Net increase (decrease) in net asset value from operations..........         2.88                 2.24                (.16)
                                                                           ---------           ----------           ---------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income................................         (.48)                (.13)                -0-
   Distributions from net realized gains...............................         (.03)                 -0-                 -0-
                                                                           ---------           ----------           ---------
   Total dividends and distributions...................................         (.51)                (.13)                -0-
                                                                           ---------           ----------           ---------
   Net asset value, end of period......................................    $   14.32           $    11.95           $    9.84
                                                                           =========           ==========           =========
TOTAL RETURN
   Total investment return based on net asset value (d)................        24.90%               22.98%              (1.60)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)...........................       $8,847               $3,778              $1,146
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.......................          .95%                 .95%                .95% (e)
     Expenses, before waivers and reimbursements.......................         1.97%                4.82%              15.00% (e)
     Net investment income.............................................         8.53%                8.65%               6.02% (e)
   Portfolio turnover rate.............................................          155%                  13%                  9%

                                                                                  NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
                                                                           -----------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,         MAY 3, 1994(A)
                                                                           ------------------------------             TO
                                                                              1996                1995         DECEMBER 31, 1994
                                                                           ---------           ----------      -----------------
Net asset value, beginning of period...................................    $   10.48           $     8.79           $   10.00
                                                                           ---------           ----------           ---------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...........................................         1.26 (c)             1.13 (c)             .50 (c)
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions.....................          .69                  .83               (1.71)
                                                                           ---------           ----------           ---------
   Net increase (decrease) in net asset value from operations..........         1.95                 1.96               (1.21)
                                                                           ---------           ----------           ---------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income................................         (.05)                (.27)                -0-
   Distributions from net realized gains...............................         (.00)                 -0-                 -0-
                                                                           ---------           ----------           ---------
   Total dividends and distributions...................................         (.05)                (.27)                -0-
                                                                           ---------           ----------           ---------
   Net asset value, end of period......................................    $   12.38           $    10.48           $    8.79
                                                                           =========           ==========           =========
TOTAL RETURN
   Total investment return based on net asset value (d)................        18.70%               22.71%             (12.10)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)...........................      $16,696               $7,278              $3,848
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.......................          .95%                 .95%                .95% (e)
     Expenses, before waivers and reimbursements.......................         1.41%                2.57%               4.43% (e)
     Net investment income.............................................        11.04%               12.24%               8.49% (e)
   Portfolio turnover rate.............................................            4%                  35%                 15%

-------------------------------------------------------------------------------
See footnote summary on page B-81.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                                                                     UTILITY INCOME PORTFOLIO
                                                                     -------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,           MAY 10, 1994(a)
                                                                     -----------------------------                TO
                                                                        1996                1995           DECEMBER 31, 1994
                                                                     ---------           ----------        -----------------
Net asset value, beginning of period..............................   $   12.01           $     9.96           $   10.00
                                                                     ---------           ----------           ---------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)......................................         .31 (c)              .30 (c)             .28 (c)
   Net realized and unrealized gain (loss) on investments.........         .62                 1.83                (.32)
                                                                     ---------           ----------           ---------
   Net increase (decrease) in net asset value from operations.....         .93                 2.13                (.04)
                                                                     ---------           ----------           ---------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income...........................        (.09)                (.08)                -0-
   Distributions from net realized gains..........................        (.16)                 -0-                 -0-
                                                                     ---------           ----------           ---------
   Total dividends and distributions..............................        (.25)                (.08)                -0-
                                                                     ---------           ----------           ---------
   Net asset value, end of period.................................   $   12.69           $    12.01           $    9.96
                                                                     =========           ==========           =========
TOTAL RETURN
   Total investment return based on net asset value (d)...........        7.88%               21.45%               (.40)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)......................     $14,857               $6,251              $1,254
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements..................         .95%                 .95%                .95% (e)
     Expenses, before waivers and reimbursements..................        1.51%                3.79%              15.98% (e)
     Net investment income........................................        2.61%                2.73%               4.62% (e)
   Portfolio turnover rate........................................          75%                 138%                 31%
   Average commission rate paid (f)...............................      $.0579                  -0-                 -0-


                                                                                           GROWTH PORTFOLIO
                                                                     ---------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,        SEPTEMBER 15, 1994(a)
                                                                      ------------------------------              TO
                                                                        1996                1995           DECEMBER 31, 1994
                                                                     ---------           ----------     ----------------------
Net asset value, beginning of period..............................   $   14.23           $    10.53           $   10.00
                                                                     ---------           ----------           ---------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)......................................         .06 (c)              .17 (c)             .03 (c)
   Net realized and unrealized gain on investments................        3.95                 3.54                 .50
                                                                     ---------           ----------           ---------
   Net increase in net asset value from operations................        4.01                 3.71                 .53
                                                                     ---------           ----------           ---------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income...........................        (.04)                (.01)                -0-
   Distributions from net realized gains..........................        (.28)                 -0-                 -0-
                                                                     ---------           ----------           ---------
   Total dividends and distributions..............................        (.32)                (.01)                -0-
                                                                     ---------           ----------           ---------
   Net asset value, end of period.................................   $   17.92           $    14.23           $   10.53
                                                                     =========           ==========           =========
TOTAL RETURN
   Total investment return based on net asset value (d)...........       28.49%               35.23%               5.30%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)......................    $138,688              $45,220              $5,492
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements..................         .93%                 .95%                .95% (e)
     Expenses, before waivers and reimbursements..................         .93%                1.27%               4.19% (e)
     Net investment income........................................         .35%                1.31%               1.17% (e)
   Portfolio turnover rate........................................          98%                  86%                 25%
   Average commission rate paid (f)...............................      $.0578                  -0-                 -0-

-------------------------------------------------------------------------------
See footnote summary on page B-81.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------

                                                                                      WORLDWIDE PRIVATIZATION PORTFOLIO
                                                                         --------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,        SEPTEMBER 23, 1994(a)
                                                                         ------------------------------             TO
                                                                            1996                1995          DECEMBER 31, 1994
                                                                         ---------           ----------     ---------------------
Net asset value, beginning of period...................................  $   11.17           $    10.10           $   10.00
                                                                         ---------           ----------           ---------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...........................................        .28 (c)              .32 (c)             .10 (c)
   Net realized and unrealized gain on investments.....................       1.78                  .78                 -0-
                                                                         ---------           ----------           ---------
   Net increase in net asset value from operations.....................       2.06                 1.10                 .10
                                                                         ---------           ----------           ---------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income................................       (.10)                (.03)                -0-
   Distributions from net realized gains...............................        -0-                  -0-                 -0-
                                                                         ---------           ----------           ---------
   Total dividends and distributions...................................       (.10)                (.03)                -0-
                                                                         ---------           ----------           ---------
   Net asset value, end of period......................................  $   13.13           $    11.17           $   10.10
                                                                         =========           ==========           =========
TOTAL RETURN
   Total investment return based on net asset value (d)................      18.51%               10.87%               1.00%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)...........................    $18,807               $5,947              $1,127
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.......................        .95%                 .95%                .95% (e)
     Expenses, before waivers and reimbursements.......................       1.85%                4.17%              18.47% (e)
     Net investment income.............................................       2.26%                2.96%               4.27% (e)
   Portfolio turnover rate.............................................         47%                  23%                  0%
   Average commission rate paid (f)....................................     $.0148                  -0-                 -0-



                                                                                     CONSERVATIVE INVESTORS PORTFOLIO
                                                                         --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,         OCTOBER 28, 1994(a)
                                                                         -------------------------------              TO
                                                                           1996                 1995           DECEMBER 31, 1994
                                                                         ---------           ----------       -------------------
Net asset value, beginning of period...................................  $   11.76           $    10.07           $   10.00
                                                                         ---------           ----------           ---------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...........................................        .45 (c)              .51 (c)             .06 (c)
   Net realized and unrealized gain (loss) on investments..............       (.01) (g)            1.20                 .01
                                                                         ---------           ----------           ---------
   Net increase in net asset value from operations.....................        .44                 1.71                 .07
                                                                         ---------           ----------           ---------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income................................       (.09)                (.02)                -0-
   Distributions from net realized gains...............................       (.04)                 -0-                 -0-
                                                                         ---------           ----------           ---------
   Total dividends and distributions...................................       (.13)                (.02)                -0-
                                                                         ---------           ----------           ---------
   Net asset value, end of period......................................  $   12.07           $    11.76           $   10.07
                                                                         =========           ==========           =========
TOTAL RETURN
   Total investment return based on net asset value (d)................       3.79%               16.99%               0.70%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)...........................    $21,729               $7,420                $701
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.......................        .95%                 .95%                .95% (e)
     Expenses, before waivers and reimbursements.......................       1.40%                4.25%              20.35% (e)
     Net investment income.............................................       3.93%                4.65%               3.55% (e)
   Portfolio turnover rate.............................................        211%                  61%                  2%
   Average commission rate paid (f)....................................     $.0578                  -0-                 -0-


-------------------------------------------------------------------------------
See footnote summary on page B-81.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------


                                                                                         GROWTH INVESTORS PORTFOLIO
                                                                          -------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,         OCTOBER 28, 1994(A)
                                                                          ------------------------------               TO
                                                                            1996                 1995           DECEMBER 31, 1994
                                                                          ---------           ----------       -------------------
Net asset value, beginning of period.............................         $   11.87           $     9.86           $   10.00
                                                                          ---------           ----------           ---------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).....................................               .24 (c)              .35 (c)             .04 (c)
   Net realized and unrealized gain (loss) on investments........               .72                 1.67                (.18)
                                                                          ---------           ----------           ---------
   Net increase (decrease) in net asset value from operations....               .96                 2.02                (.14)
                                                                          ---------           ----------           ---------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income..........................              (.07)                (.01)                -0-
   Distributions from net realized gains.........................              (.02)                 -0-                 -0-
                                                                          ---------           ----------           ---------
   Total dividends and distributions.............................              (.09)                (.01)                -0-
                                                                          ---------           ----------           ---------
   Net asset value, end of period................................         $   12.74           $    11.87           $    9.86
                                                                          =========           ==========           =========
TOTAL RETURN
   Total investment return based on net asset value (d)..........              8.18%               20.48%              (1.40)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).....................           $10,709               $4,978                $321
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.................               .95%                 .95%                .95% (e)
     Expenses, before waivers and reimbursements.................              1.85%                6.17%              41.62% (e)
     Net investment income.......................................              2.01%                3.21%               2.29% (e)
   Portfolio turnover rate.......................................               160%                  50%                  3%
   Average commission rate paid (f)..............................            $.0562                  -0-                 -0-





                                                                       TECHNOLOGY PORTFOLIO         QUASAR PORTFOLIO
                                                                        JANUARY 11, 1996(A)         AUGUST 5, 1996(A)
                                                                        TO DECEMBER 31, 1996      TO DECEMBER 31, 1996
                                                                        --------------------      --------------------

Net asset value, beginning of period.............................            $   10.00                 $   10.00
                                                                             ---------                 ---------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).....................................                  .11 (c)                   .04 (c)
   Net realized and unrealized gain on investments...............                  .93                       .60
                                                                             ---------                 ---------
   Net increase in net asset value from operations...............                 1.04                       .64
                                                                             ---------                 ---------
   Net asset value, end of period................................            $   11.04                 $   10.64
                                                                             =========                 =========
TOTAL RETURN
   Total investment return based on net asset value (d)..........                10.40%                     6.40%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).....................              $28,083                    $8,842
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.................                  .95% (e)                  .95% (e)
     Expenses, before waivers and reimbursements.................                 1.62% (e)                 4.44% (e)
   Net investment income.........................................                 1.17% (e)                  .93% (e)
   Portfolio turnover rate.......................................                   22%                       40%
   Average commission rate paid (f)..............................               $.0553                    $.0511


-------------------------------------------------------------------------
See footnote summary on page B-81.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------


FOOTNOTE SUMMARY:

(a)  Commencement of operations.
(b)  Net of expenses reimbursed or waived by the investment adviser.
(c)  Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e)  Annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.
(g) The amount shown in this caption for a share outstanding throughout the period may not accord with the change in realized and unrealized gains and losses in the portfolio securities for the period because of timing of sales and repurchases of portfolio shares in relation to fluctuating market values for the portfolio.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

-------------------------------------------------------------------------------


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alliance Variable Products Series Fund, Inc. (the "Fund"), (comprising, respectively, Premier Growth, Global Bond, Growth and Income, Short-Term Multi-Market, U.S. Government/High Grade Securities, Total Return, International, Money Market, Global Dollar Government, North American Government Income, Utility Income, Growth, Worldwide Privatization, Conservative Investors, Growth Investors, Technology and Quasar Portfolios), as of December 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Alliance Variable Products Series Fund, Inc. at December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


Ernst & Young


New York, New York
February 7, 1997


-------------------------------------------------------------------------------


FEDERAL INCOME TAX INFORMATION (UNAUDITED)
The following Portfolios of the Fund hereby designate the respective amounts per share as long-term capital gain distributions during the taxable year ended December 31, 1996:





                                            PER SHARE
                                            ---------
Premier Growth                               $ 2.48
Global Bond                                  $  .06
Growth and Income                            $ 1.14
U.S. Government/High Grade Securities        $  .02
Total Return                                 $  .01
International                                $  .05
Global Dollar                                $  .01
Utility                                      $  .01
Growth                                       $  .03
Conservative Investors                       $  .00
Growth Investors                             $  .01


ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997 (Unaudited)

Assets
   Investments in securities, at value
     (cost $2,339,516)                         $2,313,925
   Cash
   Deferred organization expenses                     515
   Dividends receivable                            19,101
   Receivable from investment adviser               9,132
   Interest receivable                              3,995
   Total assets                                        29
                                                2,346,698

Liabilities
   Payable for investment securities purchased     50,681
   Accrued expenses                                27,727
   Total liabilities                               78,408

Net Assets                                     $2,268,290
                                               ==========

Composition of Net Assets
   Capital stock, at par                             $223
   Additional paid-in capital                   2,281,256
   Undistributed net investment income             12,402
   Net unrealized depreciation of investments     (25,591)
                                                $2,268,290
                                                ==========

Shares of capital stock outstanding                223,382
Net asset value per share                           $10.15
                                                ==========

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
January 9, 1997* to March 31, 1997
(Unaudited)

Investment Income
   Dividends                                      $13,153
   Interest                                         1,471
   Total investment income                         14,624

Expenses
   Investment advisory fee                          2,105
   Custodian                                       13,365
   Amortization of organization expenses              898
   Total Expenses                                  16,368
   Less:  expense reimbursement                   (14,146)
   Net expenses                                     2,222
   Net investment income                           12,402

Realized and Unrealized Loss
  on Investments
   Net unrealized depreciation
     of investments                               (25,591)
Net Decrease in Net Assets
  from Operations                                ($13,189)
                                                 ========

*  Commencement of operations.

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                               January 9, 1997*
                                                      to
                                                March 31, 1997

Increase (Decrease) in Net Assets
  from Operations
   Net investment income                      $    12,402
   Net unrealized depreciation of
     investments                                  (25,591)
   Net decrease in net assets from
     operations                                   (13,189)

Dividends and Distributions to
  Shareholders From:
   Net investment income                                0
   Net realized gain on investments                     0

Capital Stock Transactions
   Net increase                                 2,281,479
   Total increase                               2,268,290

Net Assets
   Beginning of period                                  0
   End of period (including undistributed
     net investment income of $12,402)         $2,268,290
                                               ==========

* Commencement of operations.

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
March 31, 1997 (Unaudited)

_______________________________________________________________

                                          Shares or
                                          Principal
                                            Amount      U.S.
                                             000       $ Value

COMMON STOCKS--93.2%
REAL ESTATE INVESTMENTS
  TRUSTS--90.1%
APARTMENTS--13.0%
Ambassador Apartments, Inc.                  2,700    $67,500
Avalon Properties, Inc.                      2,000     55,000
Bay Apartment Communities, Inc.              2,400     86,100
Essex Property Trust, Inc.                   2,900     86,638
                                                      295,238

HOTELS & RESTAURANTS--14.5%
American General Hospitality Corp.           2,600     70,850
Innkeepers USA Trust                         5,200     76,050
Patriot American Hospitality, Inc.           3,300     80,025
Starwood Lodging Trust                       2,600    101,400
                                                      328,325

OFFICE - INDUSTRIAL--14.2%
Arden Realty Group, Inc.                     2,500     68,125
Beacon Properties Corp.                      2,500     82,813
Crescent Real Estate Equities Co.            3,600     96,300
Highwoods Properties, Inc.                   2,200     73,700
                                                      320,938

OFFICE - MIX--13.9%
Brandywine Realty Trust                      3,500     70,875
Duke Realty Investments, Inc.                2,100     85,312
Kilroy Realty Corp*                            600     15,975
Reckson Associates Realty Corp.              1,600     73,800
Spieker Properties, Inc.                     1,800     70,200
                                                      316,162

REGIONAL MALLS--4.9%
J.P. Realty, Inc.                            2,500     66,250
Simon DeBartolo Group, Inc.                  1,500     45,375
                                                      111,625

SHOPPING CENTERS--9.5%
Developers Diversified Realty Corp.          2,000     75,500
Excel Realty Trust, Inc.                     3,600     90,900
IRT Property Co.                             4,400     48,400
                                                      214,800

STORAGE--6.8%
Public Storage, Inc.                         2,400     69,600
Storage USA, Inc.                            2,300     84,812
                                                      154,412

WAREHOUSE & INDUSTRIAL--7.1%
Meridian Industrial Trust, Inc.              3,200     74,000
Security Capital Industrial Trust            4,200     87,675
                                                      161,675

DIVERSIFIED--6.2%
Glenborough Realty Trust, Inc.               4,800     96,000
Golf Trust American, Inc.                      400      9,750
Pacific Gulf Properties, Inc.                1,600     34,800
                                                      140,550
                                                    2,043,725

REAL ESTATE DEVELOPMENT &
  MANAGEMENT--3.1%
Rouse Co.                                   2,400      70,200

Total Common Stocks (cost $2,139,516)               2,113,925

SHORT-TERM INVESTMENTS--8.8%
TIME DEPOSIT--8.8%
State Street Bank and Trust Co.
  5.25%, 04/01/97
  (Amortized cost $200,000)                   200     200,000

TOTAL INVESTMENTS--102.0%
  (Cost/Amortized cost $2,339,516)                  2,313,925
Other assets less liabilities--(2.0%)                 (45,635)

NET ASSETS--100%                                   $2,268,290
                                                   ==========

______________________________________

*  Non-income producing security.

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997 (Unaudited)

NOTE A - Significant Accounting Policies

Alliance Variable Products Series Fund (the "Fund"), was incorporated in the state of Maryland on November 17, 1987 as an open-end series investment company. The Fund has no operations prior to November 28, 1990. The Real Estate Investment Portfolio (the "Portfolio") is one of eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on January 9, 1997 with an initial share value of $10.00.

The Real Estate Investment Portfolio seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge, at each Portfolio's net asset value per share.

The following is a summary of significant accounting policies followed by the Fund.

1.  Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange at the day of valuation or, if no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter, are valued at the mean between the most recent quoted bid and asked prices provided by the principal market makers. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2.  Organization Expenses

Organization costs of approximately $20,000 have been deferred and are being amortized on a straight-line basis through January, 2002.

3.  Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4.  Investment Income and Security Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5.  Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

_______________________________________________________________

NOTE B - Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Real Estate Investment Portfolio pays Alliance Capital Management L.P., ("the Adviser"), an investment advisory fee, based on average net assets at the rate of .90% of 1%. Such fee is accrued daily and paid monthly.

The Adviser voluntarily agreed to reimburse the Portfolio based on its average net assets for expenses exceeding .95%. Expense reimbursements, if any, are accrued daily and paid monthly. For the period ended March 31, 1997, the Portfolio was reimbursed in the amount of $14,146.

The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Fund.

Brokerage commissions paid for the period ended March 31, 1997 on securities transactions amounted to $3,716 for the Real Estate
Investment Portfolio, none of which was paid to affiliated brokers.

_______________________________________________________________

NOTE C - Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) aggregated $2,139,516 and $-0-, respectively for the period ended March 31, 1997. At March 31, 1997, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $18,165 and gross unrealized depreciation of investments was $43,756 resulting in net unrealized depreciation of $25,591.

_______________________________________________________________

NOTE D - Capital Stock

There are 900,000,000 shares of capital stock, $.001 par value per share of the Fund authorized. Transactions in capital stock were as follows:

                             Real Estate Investment Portfolio
                                Shares                 Amount

                                       January 9, 1997*
                                            to
                                       March 31, 1997

Shares sold                     226,738            $2,315,852
Shares redeemed                  (3,356)              (34,373)
Net increase (decrease)         223,382            $2,281,479
                                ========           ===========

*   Commencement of operations.
_______________________________________________________________

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

     Selected Data For A Share Of Capital Stock Outstanding
                      Throughout The Period

                                                Real Estate
                                                 Investment
                                                  Portfolio
                                            January 9, 1997 (a)
                                                    to
                                               March 31, 1997
                                                 (unaudited)

Net asset value, beginning of period              $10.00
Income From Investment Operations
    Net investment income (b)                        .10
    Net unrealized gain on investments               .05
    Net increase in net assets value
      from operations                                .15
Less:  Dividends & Distributions
    Dividends from net investment income            -0-
    Distributions from net realized gains           -0-
    Total dividends and distributions               -0-
    Net asset value, end of period                $10.15
                                                  ======

Total Return
    Total investment return based on net asset
      value (c)                                     1.50%
Ratio/Supplemental Data
    Net assets, end of period (000's omitted)     $2,268
Ratio to average net assets of:
      Expenses, net of waivers and
        reimbursements                               .95%
      Expenses, before waivers and
        reimbursements                              6.99%
      Net investment income                         1.18%
    Portfolio turnover rat                          -0-
    Average commission rate paid                   $-0-

(a)  Commencement of operations.
(b)  Net of expenses reimbursed by the investment adviser.
(c)  Based on average shares outstanding.

                           APPENDIX A

                BOND AND COMMERCIAL PAPER RATINGS

STANDARD & POOR's BOND RATINGS

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

         Debt rated "BB," "B," "CCC" or "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal is in arrears.

         The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY's BOND RATINGS

         Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa
- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C--protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

FITCH INVESTORS SERVICE BOND RATINGS

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other that through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior through strong lien -- in many cases directly following an AAA security -
- or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB. BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

STANDARD & POOR's COMMERCIAL PAPER RATINGS

         A is the highest commercial paper rating category utilized by S&P, which uses the number 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics:
Liquidity ratios are better than industry average, long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

MOODY's COMMERCIAL PAPER RATINGS

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced.

Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         The rating category Not Prime encompasses all other rated commercial paper issuers.

COMMERCIAL PAPER RATINGS OF FITCH INVESTORS SERVICES, INC.
AND DUFF & PHELPS INC.

         Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.
Commercial paper carrying the "Fitch-3" rating is considered to be good grade paper having a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories. "Fitch-4" is considered poor grade paper having characteristics suggesting that the degree of assurance for timely payment is minimal and is susceptible to near-term adverse change due to less favorable financial economic conditions.

         Commercial paper issues rated "Duff 1" by Duff & Phelps Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by good fundamental protection factors, and risk factors which are minor. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets. Commercial paper issues rated "Duff 3" have satisfactory liquidity and other protection factors which qualify them as investment grade issue. Although the risk factors associated with these issues are larger and subject to more variation, timely payment is expected.
Issues rated "Duff 4" are considered to be non-investment grade and have speculative investment characteristics, liquidity insufficient to insure against disruption in debt service, and operating factors and market access subject to a high degree of variation. Issuers of commercial paper issues rated "Duff 5" are considered to be in default and have failed to meet scheduled principal and/or interest payments.

                           APPENDIX B

         DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED
        BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

         FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S.
Government and are guaranteed by the U.S. Government.

         FHA DEBENTURES--are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

         FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

         FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES
AND BONDS--are notes and bonds issued by the Student Loan
Marketing Association.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which certain Portfolios of the Fund intends to invest, Portfolios may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                           APPENDIX C

            FUTURES CONTRACTS AND OPTIONS ON FUTURES
                CONTRACTS AND FOREIGN CURRENCIES

FUTURES CONTRACTS

         Portfolios of the Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial or stock indices including any index of U.S. Government Securities, Foreign Government Securities, corporate debt securities or common stock. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

INTEREST RATE FUTURES

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as a Portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities (or, in the case of the North American Government Income Portfolio, Global Dollar Government Portfolio and Utility Income Portfolio, high grade liquid debt securities) from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Portfolio believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

STOCK INDEX FUTURES

         A Portfolio may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser It is also possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Portfolio and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         The Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

OPTIONS ON FUTURES CONTRACTS

         Portfolios of the Fund intend to purchase and write options on futures contracts for hedging purposes. None of the Portfolios is a commodity pool and all transactions in futures contracts engaged in by a Portfolio must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings.
The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge the Portfolio's portfolio against the risk of rising interest rates.

         The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

         Portfolios of the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Portfolios of the Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         Portfolios of the Fund intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government Securities and other high grade liquid debt securities in a segregated account with the Fund's Custodian.

         Portfolios of the Fund also intend to write call options on foreign currencies that are not covered for cross- hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high quality liquid debt securities (or, in the case of the North American Government Income Portfolio and the Utility Income Portfolio, high grade liquid debt securities) in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS,
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter.

In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

                           APPENDIX D

                             OPTIONS

         Portfolios of the Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed
"covered" is described in the Prospectus under the heading "Other
Investment Policies and Techniques -- Options."

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         A Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out- of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or take delivery of the security at the exercise price and the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy- and-write transactions.

         A portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

                       APPENDIX E: JAPAN

         The information in this section is based on material obtained by the Fund from various Japanese governmental and other sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Japan, its economy or the consequences of investing in Japanese securities.

         Japan, located in eastern Asia, consists of four main islands: Hokkaido, Honshu, Kyushu and Shikoku, and many small islands. Its population is approximately 125 million.

GOVERNMENT

         The government of Japan is a representative democracy whose principal executive is the Prime Minister. Japan's legislature (known as the Diet) consists of two houses, the House of Representatives (the lower house) and the House of Councillors
(the upper house).

POLITICS

         From 1955 to 1993, Japan's government was controlled by the Liberal Democratic Party (the "LDP"), the major conservative party. In August 1993, after a main faction left the LDP over the issue of political reform, a non-LDP coalition government was formed consisting of centrist and leftist parties and was headed by Prime Minister Morihiro Hosokawa. In April 1994, Mr. Hosokawa resigned due to allegations of personal financial irregularities. The coalition members thereafter agreed to choose as prime minister the foreign minister, Tsutomu Hata. As a result of the formation of a center-right voting bloc, however, the Japan Socialist Party (the "JSP"), a leftist party, withdrew from the coalition. Consequently, Mr. Hata's government was a minority coalition, the first since 1955, and was therefore unstable. In June 1994, Mr. Hata and his coalition were replaced by a new coalition made up of the JSP (since renamed the "Social Democratic Party (the "SDP")), the LDP and the small New Party Sakigake (the "Sakigake"). This coalition, which surprised many because of the historic rivalries between the LDP and the SDP, was led by Tomiichi Murayama, the first Socialist prime minister in 47 years. Mr. Murayama stepped down in January 1996 and was succeeded as Prime Minister by Liberal Democrat Ryutaro Hashimoto. By September 1996, when Prime Minister Hashimoto called for a general election on October 20, 1996, the stability of the SDP-LDP-Sakigake coalition had become threatened. Both the SDP and the Sakigake had lost more than half their seats in the lower house of the Diet when a faction of the Sakigake split off to form the Democratic Party of Japan. Their strength was further diminished as a result of the October 20, 1996 general election. Although the LDP narrowly failed to win a majority in the election, it has been able to achieve enough support from its two former coalition parties, the SDP and the Sakigake, as well as independents and other conservatives, to return Japan to a single-party government for the first time since 1993. Mr. Hashimoto was reappointed as Prime Minister on November 7, 1996. The opposition is dominated by the New Frontier Party, which was established in December 1994 by various opposition groups and parties.

ECONOMY

         The Japanese economy maintained an average annual growth rate of 2.1% in real GDP terms from 1990 through 1994, compared with 2.4% for the United States during the same period. In 1995, Japan's real GDP growth was less than 1% for the third consecutive year. During the first, second and third quarters of 1996, Japan's real GDP growth rates were 2.0%, -0.3% and 0.1%, respectively. The government has predicted a 2.5% growth rate for fiscal 1996 (April 1996 to March 1997) and a 1.9% growth rate for fiscal 1997 (April 1997 to March 1998). Inflation has remained low, 1.3% in 1993, 0.7% in 1994 and 0% in 1995.
Inflation in 1996 is estimated to have been less than 1%. It is estimated that inflation in 1997 will be about 1%. Unemployment, however, is still at its highest level in forty years and is not expected to fall appreciably in the foreseeable future. In addition, employment has been shifting from the manufacturing sector to the service sector, a trend that was expected to continue in 1996.

         Japan's post World War II reliance on heavy industries has shifted to higher technology products assembly and, most recently, to automobile, electrical and electronic production. Japan's success in exporting its products has generated sizable trade surpluses. Japan is in a difficult phase in its relations with its trading partners that is partly due to the concentration of Japanese exports in products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, recent large and visible Japanese real estate investments in the United States and an overall trade imbalance as indicated by Japan's balance of payments. Although it is probable that the recent improvement of the United States economy and an increased competitiveness and success in manufacturing, such as with the U.S. automobile industry, has had a negative effect on Japan's growth, Japan's overall trade surplus for 1994 was the largest in its history, amounting to almost $121 billion. Exports totaled $396 billion, up 9.6% from 1993, and imports were $275 billion, up 14.2% from 1993. The current account surplus in 1994 was $129 billion, down 2% from from a record high in 1993. In 1995, Japan's overall trade surplus amounted to $107 billion. Exports totaled $443 billion, up 11.9% from 1994, and imports were $336 billion, up 22.2% from 1994. In 1995, the current account surplus decreased 27% to $94 billion. Japan's overall trade surplus for the period from January 1 through October 31, 1996 amounted to $79 billion, exports totaled $388 billion and imports totaled $309 billion. Japan remains the largest creditor nation and a significant donor of foreign aid.

         On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to insurance, glass and medical and telecommunications equipment. In June 1995, the two countries agreed in principal to increase Japanese imports of American automobiles and automotive parts. The final wording of the agreement is ambiguous, and therefore it is likely that this issue will continue to be a source of tension between the two countries. Other current sources of tension between the two countries, are disputes in connection with trade in semiconductors and photographic supplies, deregulation of the Japanese insurance market and a dispute over aviation rights. It is expected that the continuing friction between the United States and Japan with respect to trade issues will continue for the foreseeable future.

         In response to pressures caused by the slumping Japanese economy, the fragile financial markets and the appreciating Yen, the Japanese government, in April and June 1995, announced emergency economic packages that focused on higher and accelerated public works spending and increased aid for post-earthquake reconstruction in the Kobe area. These measures helped to increase public investment and lead to faster GDP growth, but failed to produce fundamental changes.

         In addition to the government's emergency economic packages announced in 1995, the Bank of Japan attempted to assist the financial markets by lowering its official discount rate to a record low in 1995. However, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates. Japanese banks have suffered six years of declining profits and three of the four largest securities firms reported unconsolidated pre-tax losses for 1994-1995. In addition, many banks have required public funds to avert insolvency. In June 1995, the Finance Ministry announced an expansion of deposit insurance and restrictions on rescuing insolvent banks.

         In June 1996, six bills designed to address the large amount of bad debt in the banking system were passed by the Diet. Nevertheless, the financial system's fragility is expected to continue for the foreseeable future. In November 1996, Prime Minister Hashimoto announced a new set of initiatives to make major changes in Japan's financial markets and regulations by the year 2001.

         Projections for the size of the budget deficit will likely result in a tightening of fiscal policy. Intense pressure from the finance ministry to control and reduce the budget deficit mitigates against the government utilizing a direct fiscal stimulus package to keep the economy growing through 1997. Instead, the emphasis will remain on monetary policy to keep the economy growing.

         Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar. Between 1990 and 1994 the Yen's real effective exchange rate appreciated by approximately 36%. On April 19, 1995, the Japanese Yen reached an all time high of 79.75 against the U.S. Dollar. Since its peak of April 19, 1995, the Yen has decreased in value against the U.S. Dollar. On January 21, 1997, the exchange rate was 117.88 Yen per Dollar and on February 7, 1997 the exchange rate reached a four year low of 124.71 Yen per U.S. Dollar.

         JAPANESE STOCK EXCHANGES. Currently, there are eight stock exchanges in Japan. The Tokyo Stock Exchange (the "TSE"), the Osaka Securities Exchange and the Nagoya Stock Exchange are the largest, together accounting for approximately 98.9% of the share trading volume and for about 98.8% of the overall trading value of all shares traded on Japanese stock exchanges during the year ended December 31, 1996. The other stock exchanges are located in Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo. The chart below presents annual share trading volume (in millions of shares) and overall year-end market value (in billions of yen) information with respect to each of the three major Japanese stock exchanges for the years 1989 through 1996. Trading volume and the value of foreign stocks are not included.

         All Exchanges        TOKYO          OSAKA            NAGOYA
         VOLUME   VALUE   VOLUME   VALUE  VOLUME  VALUE   VOLUME  VALUE
         ______   ______  _____    _____  ______  _____   ______  _____

1989   256,296  386,395  222,599 332,617  25,096  41,679  7,263  10,395
1990   145,837  231,837  123,099 186,667  17,187  35,813  4,323   7,301
1991   107,844  134,160   93,606 110,897  10,998  18,723  2,479   3,586
1992    82,563   80,456   66,408  60,110  12,069  15,575  3,300   3,876
1993   101,173  106,123   86,935  86,889  10,440  14,635  2,780   3,459
1994   105,937  114,622   84,514  87,356  14,904  19,349  4,720   5,780
1995   120,149  115,840   92,034  83,564  21,094  24,719  5,060   5,462
1996   126,496  136,170  101,170 101,893  20,783  27,280  4,104   5,391

Source: The Tokyo Stock Exchange 1994, 1995 and 1996 Fact Books (for 1989-1995 data); preliminary material from the 1997 Fact Book that will be published in the Spring of 1997 (for 1996 data).

THE TOKYO STOCK EXCHANGE

         OVERVIEW OF THE TOKYO STOCK EXCHANGE. The TSE is the largest of the Japanese stock exchanges and as such is widely regarded as the principal securities exchange for all of Japan. In 1996, the TSE accounted for 74.8% of the market value and 79.2% of the share trading volume on all Japanese stock exchanges. A foreign stock section on the TSE, consisting of shares of non-Japanese companies, listed 67 non-Japanese companies at the end of 1996. The market for stock of Japanese issuers on the TSE is divided into a First Section and a Second Section. The First Section is generally for larger, established companies (in existence for five years or more) that meet listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. The TSE's Second
Section is for smaller companies and newly listed issuers.

         SECTOR ANALYSIS OF THE FIRST AND SECOND SECTIONS. The TSE's domestic stocks include a broad cross-section of companies involved in many different areas of the Japanese economy. At the end of 1996, the three largest industry sectors, based on market value, listed on the first section of the TSE were banking, with 100 companies representing 20.0% of all domestic stocks listed on the TSE; electric appliances, with 129 companies representing 12.5% of all domestic stocks so listed; and transportation equipment with 60 companies representing 9.6% of all domestic stocks so listed. No other industry sector represented more than 5% of TSE listed domestic stocks.

         MARKET GROWTH OF THE TSE. The First and Second Sections of the TSE grew in terms of both average daily trading value and aggregate year-end market value from 1982, when they were l28,320 million yen and 98,090 billion yen, respectively, through the end of 1989, when they were 1,335,810 million yen and 611,152 billion yen, respectively. Following the peak in 1989, both average daily trading value and aggregate year-end market value declined through 1992 when they were 243,362 million yen and 289,483 billion yen, respectively. In 1993 and 1994, both average daily trading value and aggregate year-end market value increased and were 353,208 and 353,666 million yen, respectively, and 324,357 and 358,392 billion yen, respectively. In 1995, average daily trading value decreased to 335,598 million yen and aggregate year-end market value increased to 365,716 billion yen. In 1996, average daily trading volume increased to 412,521 million yen and aggregate year-end market value decreased to 347,578 billion yen.

         MARKET PERFORMANCE OF THE FIRST SECTION. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak of 2,884.80 on December 18, 1989.


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

Thereafter, the TOPIX declined approximately 45% through December 29, 1995. On December 30, 1996 the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On January 31, 1997, the TOPIX closed at 1,372.48, down approximately 7% from the end of 1996, after having fallen approximately 10% during the first full week of trading in 1997. As of the end of the third quarter of 1996, the TSE's average price/earnings ratio was substantially higher than that of the stock markets of other developed economies.

JAPANESE FOREIGN EXCHANGE CONTROLS

         Under Japan's Foreign Exchange and Foreign Trade Control Law and cabinet orders and ministerial ordinances thereunder (the "Foreign Exchange Controls"), prior notification to the Minister of Finance of Japan (the "Minister of Finance") of the acquisition of shares in a Japanese company from a resident of Japan (including a corporation) by a non-resident of Japan (including a corporation) is required unless the acquisition is made from or through a securities company designated by the Minister of Finance or if the yen equivalent of the aggregate purchase price of shares is not more than 100 million Yen. Even in these situations, if a foreign investor intends to acquire shares of a Japanese corporation listed on a Japanese stock exchange or traded on a Japanese over-the-counter market (regardless of the person from or through whom the foreign investor acquires such shares) and as a result of the acquisition the foreign investor would directly or indirectly hold 10% or more of the total outstanding shares of that corporation, the foreign investor must file a report within 15 days from the day of such acquisition with the Minister of Finance and any other minister with proper jurisdiction. In instances where the acquisition concerns national security or meets certain other conditions specified in the Foreign Exchange Controls, the foreign investor must file a prior notification with respect to the proposed acquisition with the Minister of Finance and any other minister with proper jurisdiction. The ministers may make a recommendation to modify or prohibit the proposed acquisition if they consider that the acquisition would impair the safety and maintenance of public order in Japan or harmfully influence the smooth operation of the Japanese economy. If the foreign investor does not accept the recommendation, the ministers may issue an order modifying or prohibiting the acquisition. In certain limited and exceptional circumstances, the Foreign Exchange Controls give the Minister of Finance the power to require prior approval for any acquisition of shares in a Japanese company by a non-resident of Japan.

         In general, the acquisition of shares by non-resident shareholders by way of stock splits, as well as the acquisition of shares of a Japanese company listed on a Japanese stock exchange by non-residents upon exercise of warrants or conversion of convertible bonds, are not subject to any of the foregoing notification or reporting requirements. Under the Foreign Exchange Controls, dividends paid on share, held by non-residents of Japan and the proceeds of any sales of shares within Japan may, in general, be converted into any foreign currency and remitted abroad.

REGULATION OF THE JAPANESE EQUITIES MARKETS

         The principal securities law in Japan is the Securities and Exchange Law ("SEL") which provides overall regulation for the issuance of securities in public offerings and private placements and for secondary market trading. The SEL was amended in 1988 in order to liberalize the securities market; to regulate the securities futures, index, and option trade; to add disclosure regulations; and to reinforce the prevention of insider trading. Insider trading provisions are applicable to debt and equity securities listed on a Japanese stock exchange and to unlisted debt and equity securities issued by a Japanese corporation that has securities listed on a Japanese stock exchange or registered with the Securities Dealers Association (the "SDA"). In addition, each of the eight stock exchanges in Japan has its own constitution, regulations governing the sale and purchase of securities and standing rules for exchange contracts for the purchase and sale of securities on the exchange, as well as detained rules and regulations covering a variety of matters, including rules and standards for listing and delisting of securities.

         The loss compensation incidents involving preferential treatment of certain customers by certain Japanese securities companies, which came to light in 1991, provided the impetus for amendments to the SEL, which took effect in 1992, as well as two reform bills passed by the Diet in 1992. The amended SEL now prohibits securities companies from the operation of discretionary accounts, loss compensation or provision of artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto. To ensure that securities are traded at their fair value, the SDA and the TSE have promulgated certain rules, effective in 1992, which, among other things, explicitly prohibit any transaction undertaken with the intent to provide loss compensation of illegal gains regardless of whether the transaction otherwise technically complies with the rules. The reform bill passed by the Diet, which took effect in 1992 and 1993, provides for the establishment of a new Japanese securities regulator and for a variety of reforms designed to revitalize the Japanese financial and capital markets by permitting banks and securities companies to compete in each other's field of business, subject to various regulations and restrictions.

         Investment in Japanese Issuers by All-Asia Investment Fund and International Fund. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. The Japanese yen has generally been appreciating against the U.S. dollar for the past decade but has fallen from its post-World War II high (in 1995) against the U.S. dollar.

         Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX closed at 1,559.09, up approximately 8% from the end of 1993; in 1995, the TOPIX closed at 1,577.70, up approximately 1% from the end of 1994; and in 1996, the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On January 31, 1997, the TOPIX closed at 1,372.48, down approximately 7% from the end of 1996, after having fallen approximately 10% during the first full week of trading in 1997. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.

         In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

         Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996 Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan has returned to a single-party government led by Prime Minister Ryutaro Hashimoto. Mr. Hashimoto's party, however, does not control a majority of the seats in the parliament.



















































                               E-9
00250292.BE1